UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22393

Blackstone Senior Floating Rate 2027 Term Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Kevin Michel

Blackstone Alternative Credit Advisors LP

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1.	Report to Stockholders.

(a)

Blackstone

Blackstone
Senior Floating Rate 2027 Term Fund
(NYSE: BSL)

Blackstone
Long-Short Credit Income Fund
(NYSE: BGX)

Blackstone
Strategic Credit 2027 Term Fund
(NYSE: BGB)

Annual Report

December 31, 2024

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	13
Statements of Assets and Liabilities	61
Statements of Operations	62
Statements of Changes in Net Assets	63
Statements of Cash Flows	64
Financial Highlights	65
Notes to Financial Statements	72
Report of Independent Registered Public Accounting Firm	90
Summary of Dividend Reinvestment Plan	91
Additional Information	92
Summary of Updated Information Regarding the Funds	93
Summary of Fund Expenses	119
Senior Securities	120
Market and Net Asset Value Information	122
Privacy Procedures	125
Trustees & Officers	135

Blackstone Credit & Insurance Funds	Manager Commentary

December 31, 2024 (Unaudited)

To Our Shareholders:

U.S. credit markets had another strong performance year in 2024, driven primarily by a resilient economic backdrop in the U.S., solid bottom-up fundamentals, a persistently strong market technical, and the beginning of a globally coordinated monetary easing cycle. U.S. loans returned 8.95%, the second best performance year in eight years, while high yield bonds gained 8.19%, of which 5% was in excess of the risk-free rate.1

12-Month Total Returns as of December 31, 2024

US Loans (Morningstar LSTA Leveraged Loan Index)	8.95%
US High Yield Bonds (Bloomberg High Yield US High Yield Index)	8.19%
3-month Treasury Bills (Bloomberg U.S. Treasury Bellwethers: 3 Month)	5.29%
10-year Treasuries (Bloomberg U.S. Treasury Bellwethers: 10 Year)	-1.73%
US Aggregate Bonds (Bloomberg U.S. Aggregate Index)	1.25%
US Investment Grade Bonds (Bloomberg U.S. Corporate Investment Grade Index)	2.13%
Emerging Markets (Bloomberg EM USD Aggregate Index)	6.58%
US Large Cap Equities (S&P 500® Index)	25.00%

Sources: Bloomberg, Pitchbook/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Elevated base rates ensured asset carry was the key driver of U.S. credit market returns in 2024; loans gained 9.37% from coupon clipping, although the impact was less than in 2023 given spread reduction via the year’s record repricings and refinancings and three interest rate cuts.2

Volatility was never far from the picture in 2024, with the narrative over recession vs. growth, inflation and the interest rate trajectory directing markets over the year. The recession concerns of 2023 were quickly replaced with hopes for a soft landing, before focus switched to growth during the first quarter of 2024. Choppiness returned in the second quarter of 2024, as sticky inflation pushed out prospects for expectations for a U.S. Federal Reserve (“Fed”) pivot, before the eventual Fed rate cut in September sparked a broad base rally, sending the S&P 500 to fresh record highs and the 10-year Treasury to its lowest point (3.6%) since May 2023.3 In the final months of 2024, economic strength and ongoing sticky inflation served to dampen the rate rally as market expectations shifted in favor of a more measured rate cutting cycle over 2025. A spike in the 10-year Treasury yield to 4.62% in December weighed on fixed rate high yield bonds, which had been largely ahead of loans since August, allowing loans to take the lead and outperform in 2024.4

The strong supply/demand technical dynamic helped shield credit markets from volatility, as demand for higher yielding assets far outstripped new money supply. Asset spreads rallied across liquid credit to long-term tights by the end of 2024 as rate volatility pushed yields higher.5 Inflows to loan retail funds totaled $8.6 billion in 2024, after two consecutive years of outflows.6 A record $202 billion of CLO new issuance and $307 billion of CLO refinance and reset activity added to loan appetite,7 generating a record gap between supply and demand of $192 billion in 2024.8 High yield demand also ramped up ahead of the anticipated Fed pivot, pulling $30 billion of inflows over the year after three consecutive years of outflows.9

The result was heavy demand for secondary market assets amid the limited new issue supply, helping push average U.S. loan prices to a 2024 peak of $97.5 by mid-December, over $5 higher than where they started the year.10 The par+ loan cohort approached 70% in December, which in turn fueled a record wave of loan repricing activity in 2024. All told, $757 billion of loans repriced over the year, translating to $4.1 billion of annual interest expense savings for speculative-grade borrowers.11

Total gross institutional issuance reached $1.3 trillion for the year, driven by record repricing activity of $760 billion and nearly $400 billion of refinancing activity, with acquisition, general corporate purposes, and dividend financing accounting for the remainder. However, on a net basis supply was significantly smaller, at approximately $170 billion.12 High yield issuers meanwhile priced $289 (gross)/$71 billion (net) of supply in 2024, dominated by refinancings.13 The year’s heavy refinancing activity across loans and bonds helped reduce the maturity wall, with 2025 and 2026 loan and bond maturities decreasing by 70% ($632 billion) to $265 billion since the end of 2022.14

Credit also held up from a fundamental perspective, as healthy balance sheets and corporate earnings continued to cushion against the impact of elevated rates. The loan default rate excluding distressed exchanges/liability management exercises (LMEs) ended the year at 1.52%, well below long term averages, and on a par with high yield at 1.47%. When including the record levels of LMEs in 2024, the loan default rate rose sharply to 4.49%, highlighting the impact of these transactions on the loan market.15

Looking ahead, we expect that many of the same tailwinds supporting credit markets last year are likely to continue to do so over the coming quarters alongside additional incremental catalysts, including potential pro-growth policies of the new U.S. presidential administration and further signs of a soft or no landing scenario for the U.S. economy.16 Ongoing global disinflation should bring more rate cuts by central banks, although progress may be uneven.

Rates and inflation have the potential to feed uncertainty and therefore volatility in the weeks and months ahead, and other headwinds include global macro uncertainty as U.S. exceptionalism and resilience is tested by weaker Chinese and Eurozone growth. Political risk is another concern, given uncertainty surrounding the new U.S. administration, as well as strong gold, oil, and the U.S. dollar, while China’s economic problems present another risk to the global economy, in our view.

We expect that a more gradual easing of monetary policy in 2025 is likely to keep all-in credit yields at elevated levels compared to history and maintain the attractive carry dynamic across credit assets, including floating rate loans and CLOs. This, combined with corporate earnings growth and a healthy consumer, aided by home price appreciation, declining debt balances, and steady real wage growth, sets up a positive backdrop for credit as we enter 2025. We see good reason for tight spread valuations across loans and high yield to continue given strong economic performance, declining leverage, and improving interest coverage ratios.17,18

2	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Manager Commentary

December 31, 2024 (Unaudited)

Supply is forecasted to stay strong, with increased M&A expected to translate into more leveraged buyout financings over the second half of 2025 as a lower cost of capital and an anticipated lighter regulatory environment encourage more deal activity.

On a final note, we expect to see ongoing credit and manager performance dispersion in 2025. Continued spread compression across ratings categories and the impact of LMEs remain a focus. We expect that thematic investing in larger, cash-flow generative businesses in defensive and high-growth sectors will help preserve performance, and we also continue to believe that managers with scale, flexibility, and a fully integrated platform have a strong competitive advantage in credit.

At Blackstone Credit & Insurance, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-credit.com.

Sincerely,

Blackstone Liquid Credit Strategies LLC

All figures are approximate and as of December 31, 2024, unless otherwise indicated. The words “we”, “us”, and “our” refer to BSL, BGX and BGB, unless the context requires otherwise. In all other instances, including with respect to current and forward-looking views and opinions of the market and BSL, BGX and BGB’s portfolio and performance positioning, these terms refer to BSL’s, BGX’s and BGB’s adviser, Blackstone Liquid Credit Strategies LLC.

Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BSL’s, BGX’s and BGB’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BSL, BGX and BGB believe these factors include but are not limited to those described under the section entitled “Risk Factors” in their prospectuses and annual reports for the most recent fiscal year, and any such updated factors included in their periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BSL’s, BGX’s and BGB’s prospectus and other filings). Except as otherwise required by federal securities laws, BSL, BGX and BGB undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

[1]	BBG US HY Index, as of December 31, 2024.
[2]	Pitchbook LCD, December Wrap: Amid dealmaking frenzy, loans gain 0.57% on month, 8.95% in 2024, as of January 2, 2025.
[3]	BBG S&P Index, BBG USGG10Y Index, as of December 31, 2024.
[4]	Morningstar LSTA US Loan Index, BBG US HY Index, as of December 31, 2024.
[5]	BBG US High Yield and US Corporate Bond Indices, as of December 2024.
[6]	Pitchbook LCD News, citing Morningstar Direct data, as of January 3, 2025.
[7]	Pitchbook LCD CLO data, as of December 31, 2024.
[8]	Pitchbook LCD, December Wrap: Amid dealmaking frenzy, loans gain 0.57% on month, 8.95% in 2024, as of January 2, 2025.
[9]	Pitchbook LCD News, citing Morningstar Direct data, as of January 3, 2025.
[10]	Morningstar LSTA US Leveraged Loan Index, as of December 31, 2024.
[11]	Pitchbook LCD, December Wrap: Amid dealmaking frenzy, loans gain 0.57% on month, 8.95% in 2024, as of January 2, 2025.
[12]	JP Morgan 2024 Leveraged Loan Annual Review, as of January 21, 2025.
[13]	JP Morgan Research, US Corporate Credit Issuance Review, as of December 20, 2024.
[14]	JP Morgan High Yield Bond and Institutional Loan Maturity Schedule, 2024 High Yield Annual Review, as of January 6, 2025.
[15]	JP Morgan, Default Monitor, as of January 2, 2025.
[16]	Blackstone views and beliefs, as of December 2024, January 2025.
[17]	JPM, as of 2Q24. Note: Historical Avg. Debt / EBITDA represent the year-over-year credit statistics of the loan-only portion of the JPM Leveraged Loan Index; broader issuers of the JPM High Yield Index. Data may be restated for prior quarters as additional companies report quarterly financials.
[18]	Morgan Stanley, US Credit Strategy and Economics: Staying Resilient Through Softer Growth, as of August 12, 2024.

Annual Report | December 31, 2024	3

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

December 31, 2024 (Unaudited)

Blackstone Senior Floating Rate 2027 Term Fund

Fund Overview

Blackstone Senior Floating Rate 2027 Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2027.

Portfolio Management Commentary (BSL)

Fund Performance

As of December 31, 2024, BSL outperformed its benchmark, the Morningstar LSTA US Leveraged Loan Index (“Morningstar LLI”), on a Net Asset Value (“NAV”) per share basis for the one-year, five-year, ten-year, and since inception periods and underperformed its benchmark for the three-year period. On a share price basis, the Fund outperformed its benchmark for the one-year, five-year, ten-year, and since inception periods and underperformed its benchmark for the three-year period. The shares of the Fund traded at an average discount to NAV of 4.2% for the twelve months ended December 31, 2024, compared to its peer group average discount of 2.1% over the same period.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the twelve months ended December 31, 2024 was primarily attributable to the Fund’s leverage and credit selection within the Fund’s loan allocation. The Fund’s allocation to CLO securities and high yield bonds also contributed to the Fund’s outperformance for the period. By issuer, the largest positive contributors to performance were Global Medical Response Inc, Radiology Partners Inc, and Covenant Surgical Partners Inc. The most significant detractors were Atlas CC Acquisition Corp, Reverb Buyer Inc, and Oregon Tool Holdings Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were commercial & professional services, capital goods, and financial services; the largest sector underweights included materials, media & entertainment, and consumer services. The Fund’s asset allocation remained stable during the period.

4	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

December 31, 2024 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BSL Total Return (as of December 31, 2024)

	1 Year**	3 Year	5 Year	10 Year	Since Inception
NAV*	10.42%	5.76%	6.16%	5.92%	5.86%
Market Price*	18.05%	2.95%	6.00%	6.48%	5.35%
Morningstar LSTA US Leveraged Loan Index	8.95%	7.00%	5.86%	5.15%	5.18%

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of December 31, 2024 may differ from the net asset value for financial reporting purposes.

Annual Report | December 31, 2024	5

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

December 31, 2024 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody’s ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	7.73%
Current Dividend Yield^	9.04%
Effective Duration^^	0.13 yr
Average Position*	0.30%
Leverage*	32.15%

^	Using current dividend rate of $0.108/share and market price/share as of December 31, 2024.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Boxer Parent Company Inc	1.1%
Project Alpha Intermediate Holding Inc	0.8%
Central Parent Llc	0.8%
Cloud Software Group Inc	0.8%
Aretec Group Inc	0.8%
Global Medical Response	0.8%
Peraton Corp.	0.7%
Presidio/Fortress Intermediate	0.7%
Hyperion Refinance Sarl	0.7%
Cotiviti Corporation	0.7%
Top 10 Issuer	7.9%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	13.5%
Professional Services	8.9%
Health Care Providers & Services	6.4%
Financial Services	6.4%
Commercial Services & Supplies	5.1%
Top 5 Industries	40.3%

*	As a percentage of Managed Assets.
^	Global Industry Classification Schema ("GICS")

6	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

December 31, 2024 (Unaudited)

Blackstone Long-Short Credit Income Fund

Fund Overview

Blackstone Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in firstand second-lien secured loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary (BGX)

Fund Performance

As of December 31, 2024, BGX outperformed a composite weighting of the Morningstar LLI and the Bloomberg U.S. High Yield Index (“Bloomberg HYI”) (85% loans, 15% high yield bonds) on a NAV per share basis for the one-year, five-year, ten-year, and since inception periods and underperformed its benchmark for the three-year period. On a share price basis, the Fund outperformed its benchmark for the one-year, ten-year, and since inception periods and underperformed its benchmark for the three-year and five-year periods. The shares of the Fund traded at an average discount to NAV of 5.9% for the twelve months ended December 31, 2024, compared to its peer group average discount of 2.2% over the same period.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the twelve months ended December 31, 2024 was primarily attributable to the Fund’s leverage and credit selection within the Fund’s loan allocation. The Fund’s allocation to CLO securities also contributed to the Fund’s outperformance for the period. By issuer, the largest positive contributors to performance were Global Medical Response, Radiology Partners Inc, and Covenant Surgical Partners Inc. The most significant detractors were Atlas CC Acquisition Corp, Carestream Health Holdings Inc, and Reverb Buyer Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were commercial & professional services, capital goods, and financial services; the largest sector underweights included media & entertainment, materials, and insurance. The Fund’s asset allocation remained stable during the period.

Annual Report | December 31, 2024	7

Blackstone Long-Short Credit Income Fund	Fund Summary

December 31, 2024 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGX Total Return (as of December 31, 2024)

	1 Year**	3 Year	5 Year	10 Year	Since Inception
NAV*	10.66%	5.02%	5.73%	6.27%	5.99%
Market Price*	19.69%	4.11%	4.59%	7.09%	5.18%
85% Morningstar LLI / 15% Bloomberg HYI	8.85%	6.41%	5.63%	5.17%	4.99%

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of December 31, 2024 may differ from the net asset value for financial reporting purposes.

8	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

December 31, 2024 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody’s ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	7.67%
Current Dividend Yield^	9.36%
Effective Duration^^	0.47 yr
Average Position*	0.20%
Leverage*	32.39%

^	Using current dividend rate of $0.097/share and market price/share as of December 31, 2024.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Boxer Parent Company Inc	1.1%
Project Alpha Intermediate Holding Inc	0.8%
Clover Clo	0.8%
Cloud Software Group Inc	0.8%
Allied Universal Holdco LLC	0.8%
Peraton Corp.	0.7%
Hyperion Refinance Sarl	0.7%
Cotiviti Corporation	0.7%
Aretec Group Inc	0.7%
Citco Funding LLC	0.7%
Top 10 Issuer	7.9%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	12.9%
Professional Services	7.6%
Financial Services	6.7%
Health Care Providers & Services	6.6%
Hotels, Restaurants & Leisure	4.7%
Top 5 Industries	38.5%

*	As a percentage of Managed Assets.
^	Global Industry Classification Schema ("GICS")

Annual Report | December 31, 2024	9

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

December 31, 2024 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

Fund Overview

Blackstone Strategic Credit 2027 Term Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary (BGB)

Fund Performance

As of December 31, 2024, BGB outperformed a composite weighting of the Morningstar LLI and the Bloomberg HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the one-year, ten-year, and since inception periods and underperformed its benchmark for the three-year and five-year periods. On a share price basis, the Fund outperformed its benchmark for the one-year and ten-year periods, and underperformed for the three-year, five-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 6.1% for the twelve months ended December 31, 2024, compared to its peer group average discount of 2.2% over the same period.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the twelve months ended December 31, 2024 was primarily attributable to the Fund’s leverage and credit selection within the Fund’s loan allocation. The Fund’s credit selection within its high yield bond allocation also contributed to the Fund’s outperformance for the period. By issuer, the largest positive contributors to performance were Global Medical Response Inc, Radiology Partners Inc, and Covenant Surgical Partners, Inc. The most significant detractors were Atlas CC Acquisition Corp, Carestream Health Holdings Inc, and Reverb Buyer Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were commercial & professional services, financial services, and capital goods; the largest sector underweights included materials, media & entertainment, and insurance. The Fund’s asset allocation remained stable during the period.

10	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

December 31, 2024 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGB Total Return (as of December 31, 2024)

	1 Year**	3 Year	5 Year	10 Year	Since Inception
NAV*	10.77%	4.99%	5.10%	5.51%	5.34%
Market Price*	18.55%	5.86%	5.43%	5.96%	4.57%
75% Morningstar LLI / 25% Bloomberg HYI	8.77%	6.01%	5.47%	5.17%	4.99%

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of December 31, 2024 may differ from the net asset value for financial reporting purposes.

Annual Report | December 31, 2024	11

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

December 31, 2024 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution*

*	For more information on Moody’s ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	7.46%
Current Dividend Yield^	8.73%
Effective Duration^^	0.66 yr
Average Position*	0.20%
Leverage*	37.27%

^	Using current dividend rate of $0.089/share and market price/share as of December 31, 2024.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Boxer Parent Company Inc	1.1%
Project Alpha Intermediate Holding Inc	0.8%
Central Parent Llc	0.8%
Skopima Consilio Parent LLC	0.8%
Peraton Corp.	0.7%
Cotiviti Corporation	0.7%
Cloud Software Group Inc	0.7%
Caesars Entertain Inc	0.7%
Fertitta Entertainment	0.7%
Aretec Group Inc	0.7%
Top 10 Issuer	7.6%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	12.2%
Professional Services	6.9%
Health Care Providers & Services	6.5%
Hotels, Restaurants & Leisure	5.1%
Commercial Services & Supplies	4.7%
Top 5 Industries	35.4%

*	As a percentage of Managed Assets.
^	Global Industry Classification Schema ("GICS")

12	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 143.32%
Aerospace & Defense - 4.90%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	$1,320,812	$893,860
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	268,640	181,802
DAE Aviation 10/24 TLB1, First Lien Term Loan, 1M SOFR + 2.25%, 10/31/2031	421,070	423,537
DAE Aviation 10/24 TLB2, First Lien Term Loan, 1M SOFR + 2.25%, 10/31/2031	160,162	161,100
Nordam Group LLC, First Lien Initial Term Loan, 1M SOFR + 5.50%, 04/09/2026	1,658,800	1,661,910
Novaria Holdings, LLC, First Lien Term Loan, 1M SOFR + 4.25%, 06/06/2031	649,618	656,114
Peraton Corp., First Lien B Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 02/01/2028	2,257,698	2,106,477
Signia Aerospace 11/24 TL, First Lien Term Loan, 6M CME TERM + 3.50%, 12/11/2031	700,990	702,308
TransDigm, Inc., First Lien Term Loan:
3M SOFR + 2.50%, 02/28/2031	505,399	506,834
3M SOFR + 2.50%, 01/19/2032	737,438	739,838
Vertex Aerospace Corp., First Lien Term Loan, 1M SOFR + 2.75%, 12/06/2030	888,833	891,557
World Wide Technology Holding Co LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 04/21/2031	444,273	447,885
		9,373,222
Air Freight & Logistics - 2.96%
AIT Worldwide Logistics Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.75%, 0.75% Floor, 04/08/2030	288,519	290,953
Lasership 11/24 TL 1L, First Lien Term Loan, 6M SOFR + 6.25%, 01/02/2029	267,976	279,869
Lasership 11/24 TLB 1L, First Lien Term Loan, 6M SOFR + 5.50%, 02/10/2029	1,213,403	928,253
Rinchem Company, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 03/02/2029	1,342,790	1,163,843
Savage Enterprises LLC, First Lien Term Loan, 6M SOFR + 2.75%, 0.50% Floor, 09/15/2028	591,155	595,772
WWEX Uni Topco Holdings LLC, First Lien Term Loan, 6M CME TERM + 4.00%, 0.75% Floor, 07/26/2028	941,957	948,890
WWEX Uni Topco Holdings LLC, Second Lien Term Loan, 3M SOFR + 7.00%, 0.75% Floor, 07/26/2029	1,439,299	1,449,894
		5,657,474
Automobile Components - 3.23%
Belron 10/24 (USD) TLB, First Lien Term Loan, 3M SOFR + 2.75%, 10/16/2031	1,218,637	1,231,780
Clarios Glob LP, First Lien Term Loan, 1M SOFR + 2.50%, 05/06/2030	1,402,650	1,410,189
First Brands Group LLC, First Lien Term Loan, 3M SOFR + 5.00%, 1.00% Floor, 03/30/2027	678,451	637,323
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M SOFR + 5.00%, 03/30/2027	548,232	516,253
LTI Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 07/29/2029	1,354,072	1,357,965
Tenneco, Inc., First Lien Term Loan, 6M CME TERM + 5.00%, 0.50% Floor, 11/17/2028	1,049,624	1,021,810
		6,175,320
Biotechnology - 0.49%
Grifols Worldwide Operations, First Lien Term Loan, 3M SOFR + 2.00%, 11/15/2027	932,282	930,012

Broadline Retail - 0.20%
Peer Hldg III BV, First Lien Term Loan, 3M SOFR + 3.00%, 07/01/2031	381,229	383,849

Building Products - 2.82%
LBM Acquisition LLC, First Lien Term Loan, 1M SOFR + 3.75%, 06/06/2031	1,476,914	1,466,760
LHS Borrower, LLC, First Lien Term Loan, 1M SOFR + 4.75%, 0.50% Floor, 02/16/2029	812,672	778,808
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 1M SOFR + 3.00%, 03/28/2031	959,490	970,486
Oscar Acquisitionco LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 04/29/2029	1,099,323	1,089,451
Sunbelt Transformer 10/24, First Lien Term Loan, 3M SOFR + 3.50%, 10/16/2031	299,609	301,295

See Notes to Financial Statements.

Annual Report | December 31, 2024	13

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Building Products (continued)
Trulite Holding Corp., First Lien Term Loan, 3M SOFR + 6.00%, 03/01/2030(b)	$789,244	$788,257
		5,395,057
Capital Markets - 5.39%
Advisor Group 11/24 TLB, First Lien Term Loan, 6M CME TERM + 3.50%, 08/17/2028	1,468,959	1,476,722
Apex Group Treasury, Ltd., First Lien USD Term Loan, 6M SOFR + 3.75%, 0.50% Floor, 07/27/2028	1,425,106	1,440,248
Aretec Group, Inc., First Lien Term Loan, 6M SOFR + 3.50%, 08/09/2030	2,169,638	2,176,928
AssetMark 6/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.25%, 09/05/2031	609,074	612,308
Citadel Securities Global Holdings LLC, First Lien Term Loan, 3M SOFR + 2.00%, 10/31/2031	432,992	434,763
CITCO FDG LLC, First Lien Term Loan, 3M SOFR + 2.75%, 04/27/2028	1,916,170	1,934,814
Focus Financial Partners, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 09/15/2031	935,314	945,074
June Purchaser, LLC, First Lien Term Loan, 3M SOFR + 3.75%, 11/28/2031	657,506	665,623
Kestra Advisor Services Holdings A, Inc., First Lien Term Loan, 6M SOFR + 3.25%, 03/22/2031	622,567	624,059
		10,310,539
Chemicals - 2.40%
CI Maroon Holdings LLC, First Lien Term Loan, 3M SOFR + 4.00%, 03/01/2031	367,155	369,452
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan, 3M SOFR + 4.38%, 10/04/2029	792,182	797,977
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M SOFR + 2.25%, 06/12/2031	927,360	932,650
Geon Performance Solutions LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 08/18/2028	1,128,264	1,133,624
Nouryon Finance BV, First Lien Term Loan:
6M SOFR + 3.25%, 04/03/2028	421,285	426,639
6M SOFR + 3.25%, 04/03/2028	925,920	934,313
		4,594,655
Commercial Services & Supplies - 7.44%
Action Environmental Group, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/24/2030	1,481,612	1,500,132
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	1,492,308	1,499,038
Amex GBT 7/24 Cov-Lite, First Lien Term Loan, 3M SOFR + 3.00%, 07/25/2031	1,190,105	1,197,394
Amspec Parent LLC, First Lien Term Loan:
6M SOFR + 4.25%, 12/11/2031(b)	41,941	42,256
6M SOFR + 4.25%, 12/11/2031(b)	272,619	274,663
Belfor Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 11/01/2030(b)	275,411	278,854
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M SOFR + 4.50%, 06/28/2026	73,310	73,562
Justrite Safety Group, First Lien Initial Term Loan, 1M SOFR + 4.50%, 06/28/2026	1,355,951	1,360,615
Kidde Global 10/24 TLB, First Lien Term Loan, 1M SOFR + 4.25%, 12/02/2031	1,280,000	1,280,006
Omnia Partners, LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/25/2030	1,036,912	1,043,299
Orbit Private Holdings I Ltd 12/24 TLB, First Lien Term Loan, 6M SOFR + 4.00%, 12/11/2028	1,460,768	1,481,766
Protection One/ADT 11/24, First Lien Term Loan, 6M SOFR + 2.00%, 10/13/2030	1,286,651	1,291,206
Tidal Waste 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 10/03/2031	784,000	791,107
TMF Sapphire US LLC aka TMF Group TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 05/03/2028	288,007	291,429
TRC Companies, First Lien Term Loan, 1M SOFR + 3.75%, 12/08/2028	1,115,993	1,127,293
Vortex Opco, LLC First-Out TL 1L, First Lien Term Loan, 3M CME TERM + 6.25%, 04/30/2030	193,491	200,747
Vortex Opco, LLC Second-Out TL 1L, First Lien Term Loan, 3M SOFR + 4.25%, 12/17/2028	775,229	492,658
		14,226,025
Communications Equipment - 0.01%
MLN US HoldCo LLC, First Lien B Term Loan, 3M SOFR + 4.50%, 11/30/2025	854,492	25,635

See Notes to Financial Statements.

14	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Construction & Engineering - 1.90%
Amentum/Amazon Holdco 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 2.25%, 09/29/2031	$846,833	$844,890
Arcosa 8/24 TL 1L, First Lien Term Loan, 1M SOFR + 2.25%, 08/12/2031	152,134	153,561
Azuria Water Solutions Inc aka Aegion TLB 1L, First Lien Term Loan, 3M SOFR + 3.75%, 05/17/2028	1,410,057	1,423,276
Groundworks LLC, First Lien Term Loan:
1M SOFR + 3.25%, 03/14/2031	543,535	547,068
6M CME TERM + 4.00%, 03/14/2031(c)	4,696	4,727
Socotec 11/24 (USD) TL, First Lien Term Loan, 6M CME TERM + 3.75%, 06/30/2028	169,288	170,276
TenCate 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.25%, 02/21/2031	488,365	493,478
		3,637,276
Construction Materials - 0.90%
Quikrete Holdings, Inc., First Lien Term Loan, 1M SOFR + 2.50%, 04/14/2031	1,469,565	1,470,564
Tamko Building Products LLC, First Lien Term Loan, 1M SOFR + 2.75%, 09/20/2030	249,243	251,581
		1,722,145
Consumer Finance - 0.53%
CPI Holdco B LLC, First Lien Term Loan, 1M SOFR + 2.00%, 05/17/2031	505,961	505,554
CPI Holdco/Creative 10/24, First Lien Term Loan, 6M CME TERM + 2.75%, 05/16/2031	505,961	506,437
		1,011,991
Containers & Packaging - 2.74%
Anchor Packaging LLC, First Lien Term Loan, 6M SOFR + 3.50%, 07/18/2029	423,038	425,991
Berlin Packaging LLC, First Lien Term Loan, 1M SOFR + 3.50%, 06/07/2031	574,181	578,200
ProAmpac PG Borrower LLC, First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 09/15/2028	492,877	495,033
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 1M SOFR + 1.75%, 02/04/2027	829,032	832,882
Supplyone 3/24, First Lien Term Loan, 3M CME TERM + 4.50%, 04/19/2031	770,364	777,748
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 03/03/2028	412,128	412,347
Trident TPI Holdings, Inc., First Lien Term Loan, 6M SOFR + 3.75%, 0.50% Floor, 09/15/2028	1,704,317	1,721,744
		5,243,945
Distributors - 1.65%
Burgess Point Purchaser Corp., First Lien Term Loan, 3M SOFR + 5.25%, 07/25/2029	1,442,560	1,293,911
S&S Holdings LLC, First Lien Initial Term Loan, 1M SOFR + 5.00%, 0.50% Floor, 03/11/2028	1,401,773	1,400,546
S&S Holdings LLC, First Lien Term Loan, 1M SOFR + 5.00%, 10/01/2031	467,181	467,036
		3,161,493
Diversified Consumer Services - 2.19%
Cengage Learning, Inc., First Lien Term Loan, 6M CME TERM + 3.50%, 1.00% Floor, 03/24/2031	802,956	808,119
Cognita 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.00%, 10/27/2031(b)	206,562	209,144
Fugue Finance B.V. 12/24, First Lien Term Loan, 6M SOFR + 3.50%, 01/09/2032	523,300	528,915
Imagine Learning LLC, First Lien Term Loan, 1M SOFR + 3.50%, 12/21/2029	1,141,375	1,144,862
Loyalty Ventures, Inc., First Lien Term Loan, 3M Prime + 3.50%, 11/03/2027(b)	462,410	4,624
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 03/12/2029	225,627	224,556
Spring Education Group, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 10/04/2030	846,127	852,473
TruGreen LP, First Lien Term Loan, 1M SOFR + 4.00%, 0.75% Floor, 11/02/2027	433,504	423,208
		4,195,901
Diversified REITs - 0.38%
Iron Mountain Information Management LLC, First Lien Term Loan, 1M SOFR + 2.00%, 01/31/2031	463,858	464,437

See Notes to Financial Statements.

Annual Report | December 31, 2024	15

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Diversified REITs (continued)
Opry Entertainment/OEG, First Lien Term Loan, 3M SOFR + 3.50%, 06/30/2031	$261,504	$262,158
		726,595
Diversified Telecommunication Services - 2.97%
Coral-US Co-Borrower LLC, First Lien B-5 Term Loan, 3M SOFR + 2.25%, 01/31/2028	804,325	802,266
Level 3 Financing Inc., First Lien Term Loan:
1M SOFR + 6.56%, 04/15/2029	410,203	418,971
1M SOFR + 6.56%, 04/15/2030	413,212	421,838
Lorca Finco PLC, First Lien Term Loan, 3M CME TERM + 3.50%, 03/25/2031	324,217	327,595
Radiate Holdco, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 09/25/2026	1,273,804	1,117,393
Telenet Financing USD LLC, First Lien Term Loan, 1M SOFR + 2.00%, 04/30/2028	1,056,336	1,030,118
Ufinet/Zacapa 10/24 TL, First Lien Term Loan, 3M SOFR + 4.00%, 03/22/2029	1,551,246	1,562,051
		5,680,232
Electric Utilities - 2.60%
Alpha Generation LLC, First Lien Term Loan, 1M SOFR + 2.75%, 09/30/2031	985,825	993,958
Lightning Power 8/24 TLB, First Lien Term Loan, 3M SOFR + 3.25%, 08/18/2031	1,389,165	1,406,724
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M SOFR + 2.00%, 04/16/2031	1,132,790	1,135,486
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 3M SOFR + 2.00%, 12/20/2030	1,432,588	1,437,473
		4,973,641
Electrical Equipment - 0.72%
WEC US Holdings Ltd., First Lien Term Loan, 1M SOFR + 2.75%, 01/27/2031	1,367,572	1,370,348

Electronic Equipment, Instruments & Components - 2.19%
Coherent Corp., First Lien Term Loan, 6M SOFR + 2.50%, 0.50% Floor, 07/02/2029	511,236	513,365
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M SOFR + 10.85%, 0.75% Floor, 03/30/2029	601,071	599,851
Discovery Energy Corp., First Lien Term Loan, 1M SOFR + 4.75%, 05/01/2031	718,531	718,758
Mirion Technologies US, Inc., First Lien Term Loan, 3M SOFR + 2.25%, 0.50% Floor, 10/20/2028	1,391,584	1,399,412
Modena Buyer LLC, First Lien Term Loan, 1M SOFR + 4.50%, 07/01/2031	979,226	950,897
		4,182,283
Energy Equipment & Services - 0.34%
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M SOFR + 3.50%, 03/26/2031	637,909	643,956

Entertainment - 1.68%
CE Intermediate I LLC, First Lien Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 11/10/2028	849,333	854,111
EP Purcasher, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/06/2028	1,526,083	1,522,512
EP Purchaser LLC, First Lien Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 11/06/2028	188,736	189,915
Zuffa 11/24 TLB 1L, First Lien Term Loan, 3M SOFR + 6.77%, 11/21/2031	639,059	643,379
		3,209,917
Financial Services - 3.21%
Corpay Technologies Operating Company, LLC, First Lien Term Loan, 1M SOFR + 1.75%, 04/28/2028	1,175,809	1,176,014
Envestnet, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 09/19/2031	762,292	769,508
Mitchell International, First Lien Term Loan, 1M SOFR + 3.25%, 06/17/2031	1,642,857	1,645,782
Planet US Buyer, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 02/07/2031	729,689	736,873
Polaris Newco LLC, First Lien Dollar Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 06/02/2028	826,248	828,780
Synechron Inc, First Lien Term Loan, 1M SOFR + 3.75%, 10/03/2031(b)	980,000	988,575
		6,145,532

See Notes to Financial Statements.

16	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Food Products - 1.42%
Froneri US, Inc., First Lien Term Loan, 3M SOFR + 2.50%, 09/30/2031	$1,014,044	$1,016,219
John Bean Technologies, First Lien Term Loan, 6M CME TERM + 2.50%, 10/09/2031	244,359	246,191
Saratoga Food Specialties LLC, First Lien Term Loan, 3M SOFR + 3.75%, 03/07/2029	294,974	296,818
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,142,011	1,153,431
		2,712,659
Ground Transportation - 1.68%
Genesee & WY Inc, First Lien Term Loan, 3M SOFR + 2.00%, 04/10/2031	1,466,482	1,465,565
XPO, Inc., First Lien Term Loan, 3M SOFR + 2.00%, 05/24/2028	1,731,298	1,745,677
		3,211,242
Health Care Equipment & Supplies - 1.81%
Auris Luxembourg III SARL, First Lien Term Loan, 6M SOFR + 3.75%, 02/28/2029	2,007,258	2,033,603
Hanger, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 10/23/2031	415,457	420,079
Resonetics LLC, First Lien Term Loan, 6M SOFR + 3.50%, 0.75% Floor, 06/18/2031	998,055	1,005,735
		3,459,417
Health Care Providers & Services - 9.25%
CHG Healthcare Services, Inc., First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 09/29/2028	164,957	166,537
Electron Bidco, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 11/01/2028	312,306	313,848
Global Medical Response, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 1.00% Floor, 9.12% PIK,10/31/2028(d)	2,139,814	2,149,848
Heartland Dental LLC, First Lien Term Loan, 1M SOFR + 4.50%, 0.75% Floor, 04/28/2028	1,153,348	1,157,131
IVI America LLC aka IVIRMA, First Lien Term Loan, 3M SOFR + 4.50%, 04/09/2031	511,219	515,628
MED ParentCo LP, First Lien Term Loan, 1M SOFR + 3.75%, 04/15/2031	519,233	524,046
Medical Solutions LLC, First Lien Term Loan, 3M SOFR + 5.50%, 11/01/2028	1,114,652	794,808
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M SOFR + 3.00%, 03/12/2028	1,376,775	1,306,050
NAPA Management Services Corp., First Lien Term Loan, 3M SOFR + 5.25%, 0.75% Floor, 02/23/2029	940,328	879,211
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,367,083	1,380,112
Outcomes Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 05/06/2031	892,253	902,960
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 3M SOFR + 3.75%, 03/31/2027	1,491,927	1,217,972
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,358,032	1,323,612
R1 RCM 10/24 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.50%, 11/19/2031	1,280,634	1,285,123
Radiology Partners Inc, First Lien Term Loan, 3M SOFR + 5.00%, 01/31/2029	1,478,021	1,464,349
Southern Veterinary 10/24, First Lien Term Loan, 3M SOFR + 3.25%, 12/04/2031	1,129,510	1,138,901
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 10/01/2028	870,011	866,944
US Fertility 10/24 TLB 1L, First Lien Term Loan, 6M CME TERM + 4.50%, 10/11/2031	298,435	301,421
		17,688,501
Health Care Technology - 2.12%
Cotiviti Inc., First Lien Term Loan:
1M SOFR + 3.50%, 05/01/2031	55,353	55,734
1M SOFR + 7.63%, 05/01/2031	2,008,027	2,024,975
Gainwell Acquisition Corp., First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,438,546	1,396,986
Mediware Information, First Lien Term Loan, 1M SOFR + 3.00%, 03/10/2028	62,894	63,267
PointClickCare Technologies, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 11/03/2031	152,023	153,163
Vizient 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 2.00%, 08/01/2031	204,837	206,680

See Notes to Financial Statements.

Annual Report | December 31, 2024	17

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Health Care Technology (continued)
Waystar Technologies, Inc., First Lien Term Loan, 6M SOFR + 2.50%, 10/22/2029	$153,620	$154,516
		4,055,321
Hotels, Restaurants & Leisure - 5.35%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M SOFR + 1.75%, 09/20/2030	881,717	878,596
Bally’s Corp., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,354,517	1,284,427
Caesars Entertainment, Inc., First Lien Term Loan:
1M SOFR + 2.75%, 0.50% Floor, 02/06/2030	1,094,403	1,096,679
1M SOFR + 2.75%, 0.50% Floor, 02/06/2031	460,521	462,103
Cedar Fair LP, First Lien Term Loan, 1M SOFR + 2.00%, 05/01/2031	338,318	339,798
Entain plc, First Lien Term Loan, 3M SOFR + 2.75%, 10/31/2029	1,287,762	1,292,991
Fertitta Entertainment, LLC, First Lien Term Loan, 1M SOFR + 3.75%, 01/27/2029	1,189,627	1,195,516
Flutter Fing BV TLB 1L, First Lien Term Loan, 3M SOFR + 1.75%, 11/30/2030	1,795,998	1,794,319
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M SOFR + 2.25%, 01/17/2031	232,155	233,189
LC Ahab US Bidco LLC, First Lien Term Loan, 1M SOFR + 3.50%, 05/01/2031	312,968	315,903
Life Time, Inc., First Lien Term Loan, 1M SOFR + 2.75%, 11/05/2031	258,780	260,139
Ovg Business Services LLC, First Lien Term Loan, 1M SOFR + 3.00%, 06/25/2031	520,405	522,356
Tacala Investment Corp., First Lien Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 01/31/2031	558,816	564,055
		10,240,071
Household Durables - 1.18%
ACProducts Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 05/17/2028	2,058,052	1,672,167
Madison Safety & Flow LLC, First Lien Term Loan, 1M SOFR + 3.25%, 09/26/2031	581,682	586,681
		2,258,848
Independent Power and Renewable Electricity Producers - 0.87%
Calpine Corp., First Lien Term Loan, 1M SOFR + 1.75%, 01/31/2031	1,667,379	1,664,444

Insurance - 2.61%
Alliant Holdings Intermediate LLC, First Lien Term Loan, 1M SOFR + 3.00%, 09/19/2031	837,900	841,092
AssuredPartners, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 02/14/2031	637,413	639,503
Baldwin Ins Group Hldgs LLC TLB 1L, First Lien Term Loan, 6M CME TERM + 3.00%, 05/26/2031	997,633	1,005,744
Hyperion Insurance 11/24, First Lien Term Loan, 1M SOFR + 3.25%, 02/15/2031	619,399	624,395
Hyperion Insurance/Howden 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.50%, 04/18/2030	1,449,466	1,462,149
Ryan Specialty LLC, First Lien Term Loan, 1M SOFR + 2.25%, 09/15/2031	120,025	120,625
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 3M SOFR + 4.75%, 05/06/2032	298,588	306,488
		4,999,996
Interactive Media & Services - 1.33%
Foundational Education Group, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 08/31/2028	34,043	33,234
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 03/11/2028(b)	1,274,527	1,280,900
Project Boost Purchaser, LLC aka JD Power/Autodata, Second Lien Term Loan, 3M SOFR + 5.25%, 07/16/2032	618,975	632,646
Trip.com/TripAdvisor 7/24, First Lien Term Loan, 1M SOFR + 3.25%, 07/08/2031	584,575	589,251
		2,536,031
IT Services - 6.25%
Access CIG LLC, First Lien Term Loan, 3M SOFR + 5.00%, 0.50% Floor, 08/18/2028	896,416	906,258
Ahead 7/24 TLB3 1L, First Lien Term Loan, 6M SOFR + 3.50%, 02/01/2031	1,333,613	1,344,449
Asurion LLC, Second Lien Term Loan, 1M SOFR + 5.25%, 01/20/2029	61,459	59,505
Blackhawk Network Holdings Inc, First Lien Term Loan, 1M SOFR + 5.00%, 03/12/2029	995,000	1,008,502

See Notes to Financial Statements.

18	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
IT Services (continued)
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M SOFR + 7.00%, 02/19/2029	$1,881,655	$1,533,549
Endurance Intl Group Hldgs Inc TLB 1L, First Lien Term Loan, 6M SOFR + 0.00%, 02/10/2028	2,320,634	1,989,943
Go Daddy Oper Co LLC, First Lien Term Loan, 1M SOFR + 1.75%, 05/30/2031	470,138	470,286
Presidio/Fortress Intermediate 4/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.75%, 06/27/2031	2,086,770	2,095,910
Skopima Consilio Parent, LLC, First Lien Term Loan, 6M SOFR + 4.00%, 05/12/2028	1,830,125	1,839,275
Virtusa Corp., First Lien Term Loan, 1M SOFR + 3.25%, 0.75% Floor, 02/15/2029	329,575	332,305
World wide Technology, First Lien Term Loan, 6M SOFR + 2.50%, 03/01/2030(b)	363,538	364,902
		11,944,884
Life Sciences Tools & Services - 0.58%
IQVIA INC., First Lien Term Loan, 3M SOFR + 2.00%, 01/02/2031	193,240	194,786
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 04/21/2027	918,649	916,812
		1,111,598
Machinery - 6.24%
AI Aqua Merger Sub, Inc., First Lien Term Loan, 6M CME TERM + 3.25%, 0.50% Floor, 07/31/2028	459,360	460,320
Asp Blade Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/13/2028	547,879	324,229
Bettcher Industries, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 12/14/2028	863,569	862,762
Crosby US Acquisition Corp., First Lien Term Loan, 1M SOFR + 3.50%, 08/16/2029	398,191	402,772
Cube Industrials 10/24, First Lien Term Loan, 6M CME TERM + 3.75%, 10/17/2031	285,606	287,866
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.75% Floor, 05/19/2028	1,406,231	1,418,978
Husky Injection Molding Systems Ltd., First Lien Term Loan, 3M SOFR + 5.25%, 02/15/2029	64,348	64,971
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 08/30/2028	714,551	704,058
LSF11 Trinity Bidco, Inc., First Lien Term Loan, 6M CME TERM + 3.25%, 06/14/2030	1,088,720	1,098,246
Pro Mach Group, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 1.00% Floor, 08/31/2028	1,779,047	1,796,838
Project Castle, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 06/01/2029	1,485,800	1,303,418
SPX FLOW, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 04/05/2029	306,926	309,862
TK Elevator Midco GmbH, First Lien Term Loan, 6M SOFR + 3.50%, 04/30/2030	1,778,603	1,793,730
Victory Buyer LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 11/19/2028	1,116,465	1,098,920
		11,926,970
Media - 1.72%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan:
1M SOFR + 2.75%, 12/21/2028	127,726	128,384
3M SOFR + 2.25%, 12/21/2028	68,086	68,437
American Greetings Corp., First Lien Term Loan, 3M SOFR + 5.75%, 10/30/2029	848,670	855,943
Cogeco Financing 2 LP, First Lien Term Loan, 3M SOFR + 2.50%, 0.50% Floor, 09/01/2028	197,253	196,350
McGraw-Hill 8/24 Cov-Lite TLB 1L, First Lien Term Loan, 3M SOFR + 4.00%, 08/06/2031	421,911	427,229
MJH Healthcare Holdings LLC aka MJH Life Sciences, First Lien Term Loan, 3M CME TERM + 3.25%, 01/28/2029	1,599,994	1,610,498
		3,286,841
Metals & Mining - 0.32%
Arsenal AIC Parent LLC, First Lien Term Loan, 1M SOFR + 3.50%, 08/18/2030	339,931	343,245
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 01/31/2029	274,519	275,600
		618,845

See Notes to Financial Statements.

Annual Report | December 31, 2024	19

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Mortgage Real Estate Investment Trusts (REITs) - 0.24%
Blackstone Mortgage Trust, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 04/23/2026(b)	$104,635	$104,765
Starwood Property Mortgage, L.L.C. TLB 1L, First Lien Term Loan, 6M SOFR + 2.50%, 12/12/2029(b)	345,828	345,396
		450,161
Oil, Gas & Consumable Fuels - 0.84%
Buckeye Partners LP, First Lien Term Loan:
1M CME TERM + 1.75%, 11/01/2026	220,510	220,770
1M SOFR + 2.00%, 11/22/2030	258,497	259,070
Freeport LNG, First Lien Term Loan, 3M SOFR + 3.50%, 12/21/2028	361,495	363,670
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M SOFR + 2.50%, 10/04/2030	356,662	359,337
WhiteWater Whistler 12/24, First Lien Term Loan, 6M CME TERM + 1.75%, 02/15/2030	397,737	399,851
		1,602,698
Passenger Airlines - 2.15%
Air Canada, First Lien Term Loan, 3M SOFR + 2.50%, 03/21/2031	639,426	643,224
Alaska Air 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 2.00%, 10/15/2031	426,087	428,750
American Airlines, Inc., First Lien 2020 Term Loan, 3M SOFR + 1.75%, 01/29/2027	228,870	228,638
American Airlines, Inc., First Lien Term Loan, 6M SOFR + 2.25%, 02/15/2028	1,146,739	1,153,510
Jetblue 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 5.50%, 08/27/2029	714,915	721,768
United Airlines, Inc., First Lien Term Loan, 3M SOFR + 2.00%, 02/22/2031	937,842	942,113
		4,118,003
Pharmaceuticals - 1.03%
Dechra Pharmaceuticals, First Lien Term Loan, 6M SOFR + 3.25%, 12/04/2031	600,926	604,495
Elanco Animal Health, Inc., First Lien B Term Loan, 1M SOFR + 1.75%, 08/01/2027	337,723	337,710
Padagis LLC, First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028	1,101,746	1,023,704
		1,965,909
Professional Services - 13.18%
AG Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/29/2028	1,744,925	1,757,741
AlixPartners, LLP, First Lien USD B Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 02/04/2028	1,508,454	1,516,208
Ankura Consulting Group LLC, First Lien Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 12/17/2031	847,983	850,455
Cast & Crew LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 12/29/2028	1,503,552	1,460,919
CoreLogic, Inc., First Lien Initial Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 06/02/2028	359,929	356,040
CoreLogic, Inc., Second Lien Initial Term Loan, 1M SOFR + 6.50%, 0.50% Floor, 06/04/2029	567,442	554,969
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 3M SOFR + 3.75%, 1.00% Floor, 04/09/2027	824,091	807,868
DTI Holdco, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 04/26/2029	745,927	752,920
Dun & Bradstreet 11/24, First Lien Term Loan, 1M SOFR + 2.25%, 01/18/2029	664,352	665,598
EAB Global, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 08/16/2028	1,142,920	1,148,777
Eisner Advisory Group LLC, First Lien Term Loan, 3M SOFR + 4.00%, 02/28/2031	962,310	974,512
Element Materials Technology Group Holdings, First Lien Term Loan, 3M SOFR + 4.25%, 07/06/2029	1,772,927	1,786,783
First Advantage Holdings, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/31/2031	1,202,273	1,216,550
Galaxy US Opco Inc. TL, First Lien Term Loan, 3M SOFR + 4.75%, 04/29/2029(e)	793,344	709,051
Grant Thornton 12/24, First Lien Term Loan, 6M CME TERM + 2.75%, 06/02/2031	1,265,847	1,267,708
Grant Thornton Advisors Holdings LLC, First Lien Term Loan, 6M CME TERM + 2.75%, 06/02/2031	40,118	40,177
HireRight Holdings Corp., First Lien Term Loan, 1M SOFR + 4.00%, 09/27/2030	665,440	673,758
Infinisource/iSolved 11/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.25%, 10/15/2030	348,474	353,102
Lereta, LLC, First Lien Term Loan, 1M SOFR + 5.25%, 07/30/2028	477,337	426,508
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan, 3M SOFR + 3.25%, 07/03/2031	612,265	616,478

See Notes to Financial Statements.

20	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Professional Services (continued)
Neptune Bidco US, Inc., First Lien Term Loan:
3M SOFR + 4.75%, 10/11/2028	$471,939	$424,325
3M SOFR + 5.00%, 0.50% Floor, 04/11/2029	406,324	365,765
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 10/02/2031(b)	678,134	684,915
Rockwood Service 7/24, First Lien Term Loan, 1M SOFR + 3.50%, 07/30/2031	202,401	204,299
Ryan LLC., First Lien Term Loan, 3M SOFR + 3.50%, 11/14/2030	747,104	750,141
Trans Union LLC, First Lien Term Loan, 1M SOFR + 1.75%, 06/24/2031	1,310,643	1,310,440
TTF Holdings LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/18/2031	1,203,744	1,197,725
Vaco Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 01/21/2029	1,463,848	1,358,941
VT Topco, Inc. 12/24 1L, First Lien Term Loan, 6M SOFR + 3.00%, 08/09/2030	959,322	967,203
		25,199,876
Real Estate Management & Development - 0.72%
Cushman & Wakefield US Borrower LLC, First Lien Initial Term Loan, 1M SOFR + 3.00%, 01/31/2030(b)	579,723	582,621
Cushman & Wakefield US Borrower LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 01/31/2030(b)	790,890	800,777
		1,383,398
Software - 20.05%
BEP Intermediate Holdco LLC, First Lien Term Loan, 1M SOFR + 3.25%, 11/27/2031	339,033	342,213
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan, 3M SOFR + 5.75%, 07/30/2032	1,255,640	1,238,902
Boost Newco Borrower LLC, First Lien Term Loan, 3M SOFR + 2.50%, 01/31/2031	864,988	871,298
Boxer Parent Co., Inc., First Lien Term Loan, 3M SOFR + 3.75%, 07/30/2031	1,808,173	1,825,332
Central Parent LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/06/2029	2,359,138	2,330,982
Cloud Software Group, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 03/21/2031	1,054,701	1,059,411
Cloudera, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 10/08/2028	1,138,295	1,137,407
Conga Corp., First Lien Term Loan, 3M SOFR + 3.50%, 0.75% Floor, 05/08/2028	271,881	274,628
Connectwise, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 09/29/2028	1,052,427	1,060,652
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,761,844	1,555,708
Epicor Software Corp, First Lien Term Loan, 1M SOFR + 3.25%, 05/30/2031	198,544	200,209
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 02/18/2027	1,429,281	1,380,371
Flexera Software 12/24, First Lien Term Loan, 3M SOFR + 3.00%, 03/03/2028	514,783	518,886
Genesys Cloud Services Holdings I, LLC, First Lien Term Loan, 1M SOFR + 3.00%, 12/01/2027	1,116,344	1,127,111
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 11/19/2026	832,943	736,505
Idera INC, First Lien Term Loan, 3M SOFR + 3.50%, 03/02/2028	1,345,789	1,324,257
Infoblox 4/24 2nd lien TL 1L, Second Lien Term Loan, 6M SOFR + 5.25%, 11/29/2030	652,689	663,132
ION Trading Technologies Sarl, First Lien Term Loan, 6M SOFR + 3.75%, 04/01/2028	232,816	233,419
IVANTI SOFTWARE INC TLB 1, First Lien Term Loan, 6M SOFR + 4.00%, 12/01/2027	245,913	197,755
Ivanti Software, Inc., Second Lien Term Loan, 3M SOFR + 7.25%, 12/01/2028	537,313	309,627
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan, 3M SOFR + 6.75%, 07/27/2028	967,621	895,049
Magenta Security Holdings, LLC Second Out TL 1L, First Lien Term Loan, 6M SOFR + 7.00%, 07/27/2028	537,556	323,428
Magenta Security Holdings, LLC Third Out 1L TL, First Lien Term Loan, 6M SOFR + 6.25%, 07/27/2028	172,659	60,739
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M SOFR + 4.50%, 05/02/2029	987,745	923,487
Perforce Software, Inc., First Lien Term Loan, 6M SOFR + 4.75%, 07/02/2029	1,064,558	1,053,173
Planview 12/24 TL 1L, First Lien Term Loan, 3M SOFR + 3.50%, 12/17/2027	716,629	722,638
Project Alpha (Qlik), First Lien Term Loan, 3M SOFR + 3.75%, 10/26/2030	1,222,476	1,231,834
Project Alpha (Qlik), Second Lien Term Loan, 6M SOFR + 5.00%, 11/22/2032	1,136,451	1,154,924
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 6M SOFR + 3.25%, 0.50% Floor, 10/28/2030	1,222,476	1,231,834

See Notes to Financial Statements.

Annual Report | December 31, 2024	21

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Software (continued)
Project Leopard Holdings, Inc., First Lien Term Loan, 3M SOFR + 5.25%, 0.50% Floor, 07/20/2029	$975,664	$878,097
Quartz Acquireco LLC, First Lien Term Loan, 3M SOFR + 2.75%, 06/28/2030	1,538,474	1,551,936
Rocket Software, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 11/28/2028	1,235,433	1,246,168
SciQuest 10/24 2nd Lien, Second Lien Term Loan, 3M SOFR + 5.25%, 10/08/2032(b)	784,000	784,000
SciQuest 10/24 TL 1L, First Lien Term Loan, 6M CME TERM + 3.25%, 12/08/2031	448,236	452,299
SS&C Technologies, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 05/09/2031	1,338,769	1,343,790
Surf Holdings Sarl., First Lien Dollar Tranche Term Loan, 1M SOFR + 3.50%, 03/05/2027	1,810,197	1,824,344
Tibco Software/Citrix/Cloud Software 11/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 03/30/2029	1,167,850	1,172,760
Vision Solutions, Inc., First Lien Term Loan, 3M SOFR + 4.26%, 0.75% Floor, 04/24/2028	1,667,999	1,645,481
Webpros Luxembourg Sarl, First Lien Term Loan, 1M SOFR + 4.00%, 03/28/2031	303,665	306,703
Xplor Technologies 12/24, First Lien Term Loan, 6M SOFR + 3.75%, 06/24/2031	553,000	558,530
Zuora 12/24 Cov-Lite TLB, First Lien Term Loan, 6M SOFR + 3.75%, 12/13/2031(b)	590,000	588,525
		38,337,544
Specialty Retail - 1.53%
APRO LLC, First Lien Term Loan, 3M SOFR + 3.75%, 07/09/2031	551,843	557,935
EG Group Limited 12/24 TLB 1L, First Lien Term Loan, 6M SOFR + 4.75%, 02/07/2028	571,533	577,454
Spencer Spirit IH LLC, First Lien Term Loan, 3M SOFR + 5.50%, 07/15/2031	812,860	818,448
StubHub Holdco Sub LLC, First Lien Term Loan, 1M SOFR + 4.75%, 03/15/2030	965,055	968,675
		2,922,512
Technology Hardware, Storage & Peripherals - 1.25%
SanDisk 12/24 Cov-Lite, First Lien Term Loan, 6M SOFR + 3.00%, 12/13/2031	1,299,465	1,279,571
Xerox 11/23, First Lien Term Loan, 3M SOFR + 4.00%, 11/17/2029	1,100,733	1,102,340
		2,381,911
Trading Companies & Distributors - 4.40%
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M SOFR + 1.75%, 06/22/2030	729,865	730,332
CD&R Hydr SunSource, First Lien Term Loan, 1M SOFR + 4.00%, 03/25/2031	760,707	764,035
FCG Acquisitions, Inc., First Lien Initial Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 03/31/2028	1,205,755	1,215,703
Foundation Building Materials, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 01/29/2031	646,970	638,481
Johnstone Supply, LLC TLB 1L, First Lien Term Loan, 6M SOFR + 2.75%, 06/09/2031	176,923	177,719
Kodiak Building Partners, First Lien Term Loan, 6M CME TERM + 4.00%, 11/26/2031	1,179,600	1,181,918
MRC Global 10/24 TLB, First Lien Term Loan, 6M SOFR + 3.50%, 10/29/2031(b)	394,000	398,925
Park River Holdings, Inc., First Lien Initial Term Loan, 3M SOFR + 3.25%, 0.75% Floor, 12/28/2027	569,663	557,364
White Cap Buyer LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/19/2029	1,337,600	1,341,833
Windsor Holdings III LLC, First Lien Term Loan, 1M SOFR + 3.50%, 08/01/2030	1,387,295	1,406,371
		8,412,681
Transportation Infrastructure - 0.32%
Liquid Tech 12/24 TL 1L, First Lien Term Loan, 6M SOFR + 4.00%, 03/20/2028(b)	619,231	620,779

Wireless Telecommunication Services - 1.04%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,992,610	1,997,053

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $276,066,223)		274,085,236

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 6.15%
Financial Services - 6.15%
Ares LXI CLO, Ltd., 3M SOFR + 3.90%, 04/20/2037(b)(f)	1,000,000	1,024,641

See Notes to Financial Statements.

22	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Financial Services (continued)
Bain Capital Credit CLO 2020-4, Ltd., 3M SOFR + 7.98%, 10/20/2036(b)(f)	$1,000,000	$1,040,642
Bain Capital Credit CLO 2022-3, Ltd., 3M SOFR + 3.70%, 07/17/2035(b)(f)	1,000,000	1,004,182
Barings CLO, Ltd. 2018-III, 3M SOFR + 3.16%, 07/20/2029(b)(f)	1,000,000	1,007,039
Carlyle US CLO 2022-6, Ltd., 3M SOFR + 4.75%, 10/25/2036(b)(f)	1,000,000	1,025,128
CIFC Funding 2019-V, Ltd., 3M SOFR + 3.41%, 01/15/2035(b)(f)	1,000,000	1,002,547
Clover CLO 2021-3 LLC, 3M SOFR + 3.36%, 01/25/2035(b)(f)	1,250,000	1,255,755
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M SOFR + 7.29%, 04/20/2035(b)(f)	1,000,000	1,003,949
PPM CLO 3, Ltd., 3M SOFR + 6.87%, 04/17/2034(b)(f)	500,000	472,920
Rad CLO 5, Ltd., 3M SOFR + 6.96%, 07/24/2032(b)(f)	500,000	503,531
Romark CLO IV, Ltd., 3M SOFR + 7.21%, 07/10/2034(b)(f)	1,000,000	1,005,972
Sound Point CLO XXXII, Ltd., 3M SOFR + 6.96%, 10/25/2034(b)(f)	1,000,000	903,332
TICP CLO XI, Ltd., 3M SOFR + 6.70%, 04/25/2037(b)(f)	500,000	512,409
		11,762,047

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $11,601,367)		11,762,047

	Shares	Value
COMMON STOCK - 0.17%
Health Care Providers & Services - 0.17%
Envision Healthcare Corp. Equity(g)	29,091	334,547

TOTAL COMMON STOCK
(Cost $975,447)		334,547

SHORT-TERM INVESTMENTS - 2.59%
Open-end Investment Companies - 2.59%
Bank of New York Cash Reserve (1.69% 7-Day Yield)	4,958,668	4,958,668

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,958,668)		4,958,668

Total Investments- 152.23%
(Cost $293,602,012)		291,140,498

Liabilities in Excess of Other Assets - (4.86)%		(9,297,382)

Leverage Facility - (47.37)%		(90,600,000)

Net Assets - 100.00%		$191,243,116

Amounts above are shown as a percentage of net assets as of December 31, 2024.

See Notes to Financial Statements.

Annual Report | December 31, 2024	23

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

December 31, 2024

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US SOFR - 1 Month SOFR as of December 31, 2024 was 4.33%

3M US SOFR - 3 Month SOFR as of December 31, 2024 was 4.31%

6M US SOFR - 6 Month SOFR as of December 31, 2024 was 4.25%

1M CME TERM SOFR - 1 Month CME TERM SOFR as of December 31, 2024 was 4.33%

3M CME TERM SOFR - 3 Month CME TERM SOFR as of December 31, 2024 was 4.31%

6M CME TERM SOFR - 6 Month CME TERM SOFR as of December 31, 2024 was 4.25%

PRIME - US Prime Rate as of December 31, 2024 was 7.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2024, is based on the reference rate plus the displayed spread as of the security’s last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of December 31, 2024. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2024, the Fund has unfunded delayed draw loans in the amount of $621,130. Fair value of these unfunded delayed draws was $626,546. Additional information is provided in Note 8 General Commitments and Contingencies.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security is in default as of period end.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $11,762,047, which represented approximately 6.15% of net assets as of December 31, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.

See Notes to Financial Statements.

24	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 128.48%
Aerospace & Defense - 4.27%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	$1,285,178	$869,744
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	261,392	176,897
DAE Aviation 10/24 TLB1, First Lien Term Loan, 1M SOFR + 2.25%, 10/31/2031	369,642	371,808
DAE Aviation 10/24 TLB2, First Lien Term Loan, 1M SOFR + 2.25%, 10/31/2031	140,600	141,424
Nordam Group LLC, First Lien Initial Term Loan, 1M SOFR + 5.50%, 04/09/2026	1,357,200	1,359,745
Novaria Holdings, LLC, First Lien Term Loan, 1M SOFR + 4.25%, 06/06/2031	570,451	576,156
Peraton Corp., First Lien B Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 02/01/2028	1,972,837	1,840,696
Signia Aerospace 11/24 TL, First Lien Term Loan, 6M CME TERM + 3.50%, 12/11/2031	615,446	616,603
Vertex Aerospace Corp., First Lien Term Loan, 1M SOFR + 2.75%, 12/06/2030	817,459	819,964
World Wide Technology Holding Co LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 04/21/2031	379,836	382,924
		7,155,961
Air Freight & Logistics - 3.04%
AIT Worldwide Logistics Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.75%, 0.75% Floor, 04/08/2030	254,288	256,433
Lasership 11/24 TL 1L, First Lien Term Loan, 6M SOFR + 6.25%, 01/02/2029	229,188	239,359
Lasership 11/24 TLB 1L, First Lien Term Loan, 6M SOFR + 5.50%, 02/10/2029	1,037,771	793,895
Rinchem Company, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 03/02/2029	1,184,449	1,026,603
Savage Enterprises LLC, First Lien Term Loan, 6M SOFR + 2.75%, 0.50% Floor, 09/15/2028	511,449	515,443
WWEX Uni Topco Holdings LLC, First Lien Term Loan, 6M CME TERM + 4.00%, 0.75% Floor, 07/26/2028	967,438	974,558
WWEX Uni Topco Holdings LLC, Second Lien Term Loan, 3M SOFR + 7.00%, 0.75% Floor, 07/26/2029	1,274,718	1,284,099
		5,090,390
Automobile Components - 2.77%
Belron 10/24 (USD) TLB, First Lien Term Loan, 3M SOFR + 2.75%, 10/16/2031	1,069,795	1,081,333
Clarios Glob LP, First Lien Term Loan, 1M SOFR + 2.50%, 05/06/2030	496,074	498,740
First Brands Group LLC, First Lien Term Loan, 3M SOFR + 5.00%, 1.00% Floor, 03/30/2027	561,958	527,892
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M SOFR + 5.00%, 03/30/2027	468,567	441,236
LTI Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 07/29/2029	1,189,109	1,192,528
Tenneco, Inc., First Lien Term Loan, 6M CME TERM + 5.00%, 0.50% Floor, 11/17/2028	928,345	903,744
		4,645,473
Biotechnology - 0.29%
Grifols Worldwide Operations, First Lien Term Loan, 3M SOFR + 2.00%, 11/15/2027	481,115	479,944

Broadline Retail - 0.20%
Peer Hldg III BV, First Lien Term Loan, 3M SOFR + 3.00%, 07/01/2031	334,266	336,564

Building Products - 2.65%
LBM Acquisition LLC, First Lien Term Loan, 1M SOFR + 3.75%, 06/06/2031	1,253,146	1,244,531
LHS Borrower, LLC, First Lien Term Loan, 1M SOFR + 4.75%, 0.50% Floor, 02/16/2029	723,708	693,551
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 1M SOFR + 3.00%, 03/28/2031	824,516	833,965
Oscar Acquisitionco LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 04/29/2029	724,325	717,820
Sunbelt Transformer 10/24, First Lien Term Loan, 3M SOFR + 3.50%, 10/16/2031	264,063	265,548
Trulite Holding Corp., First Lien Term Loan, 3M SOFR + 6.00%, 03/01/2030(b)	691,394	690,529
		4,445,944

See Notes to Financial Statements.

Annual Report | December 31, 2024	25

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Capital Markets - 5.26%
Advisor Group 11/24 TLB, First Lien Term Loan, 6M CME TERM + 3.50%, 08/17/2028	$1,300,656	$1,307,530
Apex Group Treasury, Ltd., First Lien USD Term Loan, 6M SOFR + 3.75%, 0.50% Floor, 07/27/2028	1,191,090	1,203,745
Aretec Group, Inc., First Lien Term Loan, 6M SOFR + 3.50%, 08/09/2030	1,768,890	1,774,833
AssetMark 6/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.25%, 09/05/2031	534,746	537,586
Citadel Securities Global Holdings LLC, First Lien Term Loan, 3M SOFR + 2.00%, 10/31/2031	369,628	371,139
CITCO FDG LLC, First Lien Term Loan, 3M SOFR + 2.75%, 04/27/2028	1,685,662	1,702,064
Edelman Finl Engines Ctr LLC TL 1L, First Lien Term Loan, 1M SOFR + 3.00%, 04/07/2028	214,711	216,276
Focus Financial Partners, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 09/15/2031	566,948	572,864
June Purchaser, LLC, First Lien Term Loan, 3M SOFR + 3.75%, 11/28/2031	583,704	590,910
Kestra Advisor Services Holdings A, Inc., First Lien Term Loan, 6M SOFR + 3.25%, 03/22/2031	531,673	532,946
		8,809,893
Chemicals - 1.76%
CI Maroon Holdings LLC, First Lien Term Loan, 3M SOFR + 4.00%, 03/01/2031	314,213	316,178
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan, 3M SOFR + 4.38%, 10/04/2029	703,264	708,408
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M SOFR + 2.25%, 06/12/2031	830,406	835,143
Geon Performance Solutions LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 08/18/2028	339,416	341,028
Nouryon Finance BV, First Lien Term Loan, 6M SOFR + 3.25%, 04/03/2028	746,702	753,471
		2,954,228
Commercial Services & Supplies - 6.70%
Action Environmental Group, Inc., First Lien Term Loan:
3M SOFR + 4.00%, 0.50% Floor, 10/24/2030(b)(c)	11,060	11,198
3M SOFR + 4.00%, 0.50% Floor, 10/24/2030	1,431,087	1,448,976
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	1,898,882	1,907,446
Amex GBT 7/24 Cov-Lite, First Lien Term Loan, 3M SOFR + 3.00%, 07/25/2031	500,331	503,396
Amspec Parent LLC, First Lien Term Loan:
6M SOFR + 4.25%, 12/11/2031(b)	36,821	37,097
6M SOFR + 4.25%, 12/11/2031(b)	239,339	241,134
Anticimex International AB, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 11/16/2028	203,946	205,646
Belfor Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 11/01/2030(b)	235,107	238,046
Garda World Security Corp., First Lien Term Loan, 1M SOFR + 3.50%, 02/01/2029	204,471	205,623
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M SOFR + 4.50%, 06/28/2026	63,902	64,122
Justrite Safety Group, First Lien Initial Term Loan, 1M SOFR + 4.50%, 06/28/2026	1,181,948	1,186,014
Kidde Global 10/24 TLB, First Lien Term Loan, 1M SOFR + 4.25%, 12/02/2031	1,120,000	1,120,006
Omnia Partners, LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/25/2030	1,044,267	1,050,700
Orbit Private Holdings I Ltd 12/24 TLB, First Lien Term Loan, 6M SOFR + 4.00%, 12/11/2028	295,623	299,872
Protection One/ADT 11/24, First Lien Term Loan, 6M SOFR + 2.00%, 10/13/2030	1,139,344	1,143,377
Tidal Waste 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 10/03/2031	696,000	702,309
TMF Sapphire US LLC aka TMF Group TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 05/03/2028	255,606	258,643
Vortex Opco, LLC First-Out TL 1L, First Lien Term Loan, 3M CME TERM + 6.25%, 04/30/2030	170,816	177,221
Vortex Opco, LLC Second-Out TL 1L, First Lien Term Loan, 3M SOFR + 4.25%, 12/17/2028	684,382	434,925
		11,235,751
Communications Equipment - 0.01%
MLN US HoldCo LLC, First Lien B Term Loan, 3M SOFR + 4.50%, 11/30/2025	699,130	20,974

Construction & Engineering - 2.23%
Amentum/Amazon Holdco 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 2.25%, 09/29/2031	493,666	492,533

See Notes to Financial Statements.

26	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Construction & Engineering (continued)
Arcosa 8/24 TL 1L, First Lien Term Loan, 1M SOFR + 2.25%, 08/12/2031	$133,568	$134,821
Azuria Water Solutions Inc aka Aegion TLB 1L, First Lien Term Loan, 3M SOFR + 3.75%, 05/17/2028	1,379,838	1,392,774
Groundworks LLC, First Lien Term Loan:
1M SOFR + 3.25%, 03/14/2031	1,097,298	1,104,430
6M CME TERM + 4.00%, 03/14/2031(c)	32,313	32,523
Socotec 11/24 (USD) TL, First Lien Term Loan, 6M CME TERM + 3.75%, 06/30/2028	148,315	149,180
TenCate 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.25%, 02/21/2031	420,592	424,995
		3,731,256
Construction Materials - 0.90%
Tamko Building Products LLC, First Lien Term Loan, 1M SOFR + 2.75%, 09/20/2030	1,499,196	1,513,258

Consumer Finance - 0.50%
CPI Holdco B LLC, First Lien Term Loan, 1M SOFR + 2.00%, 05/17/2031	444,217	443,859
CPI Holdco/Creative 10/24, First Lien Term Loan, 6M CME TERM + 2.75%, 05/16/2031	396,213	396,586
		840,445
Containers & Packaging - 2.52%
Anchor Packaging LLC, First Lien Term Loan, 6M SOFR + 3.50%, 07/18/2029	370,852	373,440
Berlin Packaging LLC, First Lien Term Loan, 1M SOFR + 3.50%, 06/07/2031	504,111	507,640
ProAmpac PG Borrower LLC, First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 09/15/2028	816,626	820,198
Supplyone 3/24, First Lien Term Loan, 3M CME TERM + 4.50%, 04/19/2031	674,272	680,735
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 03/03/2028	361,525	361,717
Trident TPI Holdings, Inc., First Lien Term Loan, 6M SOFR + 3.75%, 0.50% Floor, 09/15/2028	1,444,444	1,459,213
		4,202,943
Distributors - 1.69%
Burgess Point Purchaser Corp., First Lien Term Loan, 3M SOFR + 5.25%, 07/25/2029	1,274,499	1,143,168
S&S Holdings LLC, First Lien Initial Term Loan, 1M SOFR + 5.00%, 0.50% Floor, 03/11/2028	1,286,238	1,285,113
S&S Holdings LLC, First Lien Term Loan, 1M SOFR + 5.00%, 10/01/2031	411,753	411,625
		2,839,906
Diversified Consumer Services - 1.69%
Cengage Learning, Inc., First Lien Term Loan, 6M CME TERM + 3.50%, 1.00% Floor, 03/24/2031	685,451	689,858
Cognita 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.00%, 10/27/2031(b)	181,050	183,313
Fugue Finance B.V. 12/24, First Lien Term Loan, 6M SOFR + 3.50%, 01/09/2032	451,214	456,055
Imagine Learning LLC, First Lien Term Loan, 1M SOFR + 3.50%, 12/21/2029	972,650	975,621
Loyalty Ventures, Inc., First Lien Term Loan, 3M Prime + 3.50%, 11/03/2027(b)	409,425	4,094
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 03/12/2029	134,484	133,846
TruGreen LP, First Lien Term Loan, 1M SOFR + 4.00%, 0.75% Floor, 11/02/2027	392,633	383,308
		2,826,095
Diversified REITs - 0.37%
Iron Mountain Information Management LLC, First Lien Term Loan, 1M SOFR + 2.00%, 01/31/2031	398,605	399,104
Opry Entertainment/OEG, First Lien Term Loan, 3M SOFR + 3.50%, 06/30/2031	228,783	229,355
		628,459
Diversified Telecommunication Services - 2.99%
Coral-US Co-Borrower LLC, First Lien B-5 Term Loan, 3M SOFR + 2.25%, 01/31/2028	704,605	702,801

See Notes to Financial Statements.

Annual Report | December 31, 2024	27

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Diversified Telecommunication Services (continued)
Level 3 Financing Inc., First Lien Term Loan:
1M SOFR + 6.56%, 04/15/2029	$172,908	$176,604
1M SOFR + 6.56%, 04/15/2030	174,177	177,812
Lorca Finco PLC, First Lien Term Loan, 3M CME TERM + 3.50%, 03/25/2031	288,550	291,557
Radiate Holdco, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 09/25/2026	1,175,819	1,031,440
Telenet Financing USD LLC, First Lien Term Loan, 1M SOFR + 2.00%, 04/30/2028	980,607	956,269
Ufinet/Zacapa 10/24 TL, First Lien Term Loan, 3M SOFR + 4.00%, 03/22/2029	1,175,343	1,183,529
Virgin Media Bristol LLC, First Lien Term Loan, 1M SOFR + 2.50%, 01/31/2028	493,300	490,678
		5,010,690
Electric Utilities - 2.22%
Alpha Generation LLC, First Lien Term Loan, 1M SOFR + 2.75%, 09/30/2031	865,419	872,559
Lightning Power 8/24 TLB, First Lien Term Loan, 3M SOFR + 3.25%, 08/18/2031	1,214,310	1,229,658
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M SOFR + 2.00%, 04/16/2031	999,239	1,001,617
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 3M SOFR + 2.00%, 12/20/2030	606,432	608,500
		3,712,334
Electrical Equipment - 0.03%
WEC US Holdings Ltd., First Lien Term Loan, 1M SOFR + 2.75%, 01/27/2031	48,430	48,528

Electronic Equipment, Instruments & Components - 1.56%
Coherent Corp., First Lien Term Loan, 6M SOFR + 2.50%, 0.50% Floor, 07/02/2029	578,713	581,124
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M SOFR + 10.85%, 0.75% Floor, 03/30/2029	581,429	580,248
Discovery Energy Corp., First Lien Term Loan, 1M SOFR + 4.75%, 05/01/2031	613,380	613,573
Modena Buyer LLC, First Lien Term Loan, 1M SOFR + 4.50%, 07/01/2031	869,313	844,164
		2,619,109
Energy Equipment & Services - 0.49%
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M SOFR + 3.50%, 03/26/2031	808,821	816,488

Entertainment - 1.44%
CE Intermediate I LLC, First Lien Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 11/10/2028	750,750	754,973
EP Purcasher, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/06/2028	935,197	933,008
EP Purchaser LLC, First Lien Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 11/06/2028	165,696	166,732
Zuffa 11/24 TLB 1L, First Lien Term Loan, 3M SOFR + 6.77%, 11/21/2031	561,072	564,865
		2,419,578
Financial Services - 2.71%
Envestnet, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 09/19/2031	676,729	683,134
Mitchell International, First Lien Term Loan, 1M SOFR + 3.25%, 06/17/2031	807,755	809,193
Planet US Buyer, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 02/07/2031	629,303	635,498
Polaris Newco LLC, First Lien Dollar Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 06/02/2028	1,539,163	1,543,881
Synechron Inc, First Lien Term Loan, 1M SOFR + 3.75%, 10/03/2031(b)	870,000	877,613
		4,549,319
Food Products - 0.89%
Froneri US, Inc., First Lien Term Loan, 3M SOFR + 2.50%, 09/30/2031	501,084	502,159
John Bean Technologies, First Lien Term Loan, 6M CME TERM + 2.50%, 10/09/2031	214,256	215,864
Saratoga Food Specialties LLC, First Lien Term Loan, 3M SOFR + 3.75%, 03/07/2029	251,807	253,381
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M SOFR + 4.00%, 1.00% Floor, 12/18/2026	514,135	519,276
		1,490,680

See Notes to Financial Statements.

28	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Ground Transportation - 0.75%
Genesee & WY Inc, First Lien Term Loan, 3M SOFR + 2.00%, 04/10/2031	$1,261,950	$1,261,161

Health Care Equipment & Supplies - 1.20%
Auris Luxembourg III SARL, First Lien Term Loan, 6M SOFR + 3.75%, 02/28/2029	1,596,816	1,617,774
Hanger, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 10/23/2031	368,824	372,928
Resonetics LLC, First Lien Term Loan, 6M SOFR + 3.50%, 0.75% Floor, 06/18/2031	12,365	12,460
		2,003,162
Health Care Providers & Services - 9.01%
CHG Healthcare Services, Inc., First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 09/29/2028	145,386	146,778
Electron Bidco, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 11/01/2028	274,181	275,535
Global Medical Response, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 1.00% Floor, 9.12% PIK,10/31/2028(d)	1,656,502	1,664,271
Heartland Dental LLC, First Lien Term Loan, 1M SOFR + 4.50%, 0.75% Floor, 04/28/2028	999,499	1,002,778
IVI America LLC aka IVIRMA, First Lien Term Loan, 3M SOFR + 4.50%, 04/09/2031	436,406	440,170
MED ParentCo LP, First Lien Term Loan, 1M SOFR + 3.75%, 04/15/2031	453,948	458,157
Medical Solutions LLC, First Lien Term Loan, 3M SOFR + 5.50%, 11/01/2028	976,458	696,268
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M SOFR + 3.00%, 03/12/2028	1,199,577	1,137,955
NAPA Management Services Corp., First Lien Term Loan, 3M SOFR + 5.25%, 0.75% Floor, 02/23/2029	827,403	773,626
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,322,407	1,335,010
Outcomes Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 05/06/2031	762,565	771,716
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 3M SOFR + 3.75%, 03/31/2027	1,223,179	998,573
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 12/29/2028	978,168	953,376
R1 RCM 10/24 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.50%, 11/19/2031	1,124,221	1,128,161
Radiology Partners Inc, First Lien Term Loan, 3M SOFR + 5.00%, 01/31/2029	1,302,380	1,290,333
Southern Veterinary 10/24, First Lien Term Loan, 3M SOFR + 3.25%, 12/04/2031	990,714	998,952
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 10/01/2028	759,398	756,721
US Fertility 10/24 TLB 1L, First Lien Term Loan, 6M CME TERM + 4.50%, 10/11/2031	267,826	270,506
		15,098,886
Health Care Technology - 2.26%
Cotiviti Inc., First Lien Term Loan:
1M SOFR + 3.50%, 05/01/2031	48,596	48,930
1M SOFR + 7.63%, 05/01/2031	1,753,130	1,767,926
Gainwell Acquisition Corp., First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,511,477	1,467,811
Mediware Information, First Lien Term Loan, 1M SOFR + 3.00%, 03/10/2028	55,193	55,520
PointClickCare Technologies, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 11/03/2031	134,959	135,971
Vizient 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 2.00%, 08/01/2031	179,538	181,154
Waystar Technologies, Inc., First Lien Term Loan, 6M SOFR + 2.50%, 10/22/2029	130,911	131,674
		3,788,986
Hotels, Restaurants & Leisure - 5.95%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M SOFR + 1.75%, 09/20/2030	1,422,867	1,417,830
Bally’s Corp., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,378,195	1,306,880
Caesars Entertainment, Inc., First Lien Term Loan:
1M SOFR + 2.75%, 0.50% Floor, 02/06/2030	1,036,515	1,038,670
1M SOFR + 2.75%, 0.50% Floor, 02/06/2031	295,719	296,735
Entain plc, First Lien Term Loan, 3M SOFR + 2.75%, 10/31/2029	1,136,338	1,140,952

See Notes to Financial Statements.

Annual Report | December 31, 2024	29

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Hotels, Restaurants & Leisure (continued)
Fertitta Entertainment, LLC, First Lien Term Loan, 1M SOFR + 3.75%, 01/27/2029	$1,079,313	$1,084,655
Flutter Fing BV TLB 1L, First Lien Term Loan, 3M SOFR + 1.75%, 11/30/2030	1,547,587	1,546,140
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M SOFR + 2.25%, 01/17/2031	696,406	699,508
LC Ahab US Bidco LLC, First Lien Term Loan, 1M SOFR + 3.50%, 05/01/2031	273,727	276,295
Life Time, Inc., First Lien Term Loan, 1M SOFR + 2.75%, 11/05/2031	226,342	227,531
Ovg Business Services LLC, First Lien Term Loan, 1M SOFR + 3.00%, 06/25/2031	456,297	458,008
Tacala Investment Corp., First Lien Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 01/31/2031	478,985	483,476
		9,976,680
Household Durables - 1.08%
ACProducts Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 05/17/2028	1,593,636	1,294,830
Madison Safety & Flow LLC, First Lien Term Loan, 1M SOFR + 3.25%, 09/26/2031	510,697	515,086
		1,809,916
Independent Power and Renewable Electricity Producers - 0.79%
Calpine Corp., First Lien Term Loan, 1M SOFR + 1.75%, 01/31/2031	1,326,848	1,324,513

Insurance - 1.97%
Alliant Holdings Intermediate LLC, First Lien Term Loan, 1M SOFR + 3.00%, 09/19/2031	743,850	746,684
AssuredPartners, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 02/14/2031	258,998	259,847
Baldwin Ins Group Hldgs LLC TLB 1L, First Lien Term Loan, 6M CME TERM + 3.00%, 05/26/2031	107,692	108,568
Hyperion Insurance 11/24, First Lien Term Loan, 1M SOFR + 3.25%, 02/15/2031	543,638	548,022
Hyperion Insurance/Howden 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.50%, 04/18/2030	1,259,000	1,270,016
Ryan Specialty LLC, First Lien Term Loan, 1M SOFR + 2.25%, 09/15/2031	105,276	105,802
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 3M SOFR + 4.75%, 05/06/2032	248,730	255,312
		3,294,251
Interactive Media & Services - 1.25%
Foundational Education Group, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 08/31/2028	32,714	31,936
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 03/11/2028(b)	572,469	575,332
Project Boost Purchaser, LLC aka JD Power/Autodata, Second Lien Term Loan, 3M SOFR + 5.25%, 07/16/2032	542,725	554,711
Trip.com/TripAdvisor 7/24, First Lien Term Loan, 1M SOFR + 3.25%, 07/08/2031	917,959	925,303
		2,087,282
IT Services - 4.32%
Access CIG LLC, First Lien Term Loan, 3M SOFR + 5.00%, 0.50% Floor, 08/18/2028	134,220	135,693
Ahead 7/24 TLB3 1L, First Lien Term Loan, 6M SOFR + 3.50%, 02/01/2031	665,239	670,644
Asurion LLC, Second Lien Term Loan, 1M SOFR + 5.25%, 01/20/2029	53,839	52,127
Chrysaor Bidco Sarl TLB 1L, First Lien Term Loan, 6M SOFR + 4.00%, 07/17/2031	6	6
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M SOFR + 7.00%, 02/19/2029	1,625,691	1,324,938
Endurance Intl Group Hldgs Inc TLB 1L, First Lien Term Loan, 6M SOFR + 0.00%, 02/10/2028	1,538,815	1,319,534
Go Daddy Oper Co LLC, First Lien Term Loan, 1M SOFR + 1.75%, 05/30/2031	411,930	412,060
Presidio/Fortress Intermediate 4/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.75%, 06/27/2031	1,585,028	1,591,970
Skopima Consilio Parent, LLC, First Lien Term Loan, 6M SOFR + 4.00%, 05/12/2028	1,367,515	1,374,353
World wide Technology, First Lien Term Loan, 6M SOFR + 2.50%, 03/01/2030(b)	349,346	350,656
		7,231,981

See Notes to Financial Statements.

30	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Life Sciences Tools & Services - 0.63%
IQVIA INC., First Lien Term Loan, 3M SOFR + 2.00%, 01/02/2031	$166,587	$167,919
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 04/21/2027	885,122	883,352
		1,051,271
Machinery - 5.84%
AI Aqua Merger Sub, Inc., First Lien Term Loan, 6M CME TERM + 3.25%, 0.50% Floor, 07/31/2028	399,443	400,278
Asp Blade Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/13/2028	500,252	296,044
Bettcher Industries, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 12/14/2028	761,304	760,592
Crosby US Acquisition Corp., First Lien Term Loan, 1M SOFR + 3.50%, 08/16/2029	339,919	343,830
Cube Industrials 10/24, First Lien Term Loan, 6M CME TERM + 3.75%, 10/17/2031	251,720	253,713
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.75% Floor, 05/19/2028	1,332,013	1,344,088
Husky Injection Molding Systems Ltd., First Lien Term Loan, 3M SOFR + 5.25%, 02/15/2029	56,492	57,040
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 08/30/2028	629,306	620,065
LSF11 Trinity Bidco, Inc., First Lien Term Loan, 6M CME TERM + 3.25%, 06/14/2030	510,026	514,489
Osmosis Buyer Limited, First Lien Initial B Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 07/31/2028	204,471	204,899
Pro Mach Group, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 1.00% Floor, 08/31/2028	1,467,635	1,482,311
Project Castle, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 06/01/2029	1,309,361	1,148,637
TK Elevator Midco GmbH, First Lien Term Loan, 6M SOFR + 3.50%, 04/30/2030	1,089,057	1,098,319
Victory Buyer LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 11/19/2028	1,289,037	1,268,780
		9,793,085
Media - 1.26%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan:
1M SOFR + 2.75%, 12/21/2028	113,389	113,974
3M SOFR + 2.25%, 12/21/2028	59,774	60,082
American Greetings Corp., First Lien Term Loan, 3M SOFR + 5.75%, 10/30/2029	740,971	747,321
Cogeco Financing 2 LP, First Lien Term Loan, 3M SOFR + 2.50%, 0.50% Floor, 09/01/2028	172,798	172,006
McGraw-Hill 8/24 Cov-Lite TLB 1L, First Lien Term Loan, 3M SOFR + 4.00%, 08/06/2031	374,554	379,275
MJH Healthcare Holdings LLC aka MJH Life Sciences, First Lien Term Loan, 3M CME TERM + 3.25%, 01/28/2029	636,698	640,878
		2,113,536
Metals & Mining - 0.89%
Arsenal AIC Parent LLC, First Lien Term Loan, 1M SOFR + 3.50%, 08/18/2030	1,237,736	1,249,805
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 01/31/2029	241,007	241,956
		1,491,761
Mortgage Real Estate Investment Trusts (REITs) - 0.24%
Blackstone Mortgage Trust, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 04/23/2026(b)	104,635	104,766
Starwood Property Mortgage, L.L.C. TLB 1L, First Lien Term Loan, 6M SOFR + 2.50%, 12/12/2029(b)	300,720	300,344
		405,110
Oil, Gas & Consumable Fuels - 0.94%
Buckeye Partners LP, First Lien Term Loan, 1M SOFR + 2.00%, 11/22/2030	261,898	262,478
Freeport LNG, First Lien Term Loan, 3M SOFR + 3.50%, 12/21/2028	641,544	645,403
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M SOFR + 2.50%, 10/04/2030	315,794	318,163

See Notes to Financial Statements.

Annual Report | December 31, 2024	31

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Oil, Gas & Consumable Fuels (continued)
WhiteWater Whistler 12/24, First Lien Term Loan, 6M CME TERM + 1.75%, 02/15/2030	$351,128	$352,994
		1,579,038
Passenger Airlines - 1.29%
Air Canada, First Lien Term Loan, 3M SOFR + 2.50%, 03/21/2031	57,058	57,397
Alaska Air 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 2.00%, 10/15/2031	378,261	380,625
American Airlines, Inc., First Lien 2020 Term Loan, 3M SOFR + 1.75%, 01/29/2027	200,716	200,512
American Airlines, Inc., First Lien Term Loan, 6M SOFR + 2.25%, 02/15/2028	879,606	884,800
Jetblue 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 5.50%, 08/27/2029	634,669	640,752
		2,164,086
Pharmaceuticals - 0.90%
Dechra Pharmaceuticals, First Lien Term Loan, 6M SOFR + 3.25%, 12/04/2031	527,593	530,727
Padagis LLC, First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028	1,049,934	975,562
		1,506,289
Professional Services - 11.16%
AG Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/29/2028	1,242,701	1,251,829
Ankura Consulting Group LLC, First Lien Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 12/17/2031	748,278	750,460
Cast & Crew LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 12/29/2028	1,296,657	1,259,891
CoreLogic, Inc., First Lien Initial Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 06/02/2028	358,915	355,037
CoreLogic, Inc., Second Lien Initial Term Loan, 1M SOFR + 6.50%, 0.50% Floor, 06/04/2029	553,488	541,323
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 3M SOFR + 3.75%, 1.00% Floor, 04/09/2027	722,309	708,090
DTI Holdco, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 04/26/2029	716,806	723,526
Dun & Bradstreet 11/24, First Lien Term Loan, 1M SOFR + 2.25%, 01/18/2029	435,981	436,798
EAB Global, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 08/16/2028	746,278	750,103
Eisner Advisory Group LLC, First Lien Term Loan, 3M SOFR + 4.00%, 02/28/2031	843,003	853,692
Element Materials Technology Group Holdings, First Lien Term Loan, 3M SOFR + 4.25%, 07/06/2029	912,235	919,364
First Advantage Holdings, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/31/2031	1,054,167	1,066,685
Galaxy US Opco Inc. TL, First Lien Term Loan, 3M SOFR + 4.75%, 04/29/2029(e)	695,179	621,316
Grant Thornton 12/24, First Lien Term Loan, 6M CME TERM + 2.75%, 06/02/2031	1,113,383	1,115,020
Grant Thornton Advisors Holdings LLC, First Lien Term Loan, 6M CME TERM + 2.75%, 06/02/2031	35,444	35,497
HireRight Holdings Corp., First Lien Term Loan, 1M SOFR + 4.00%, 09/27/2030	655,397	663,589
Infinisource/iSolved 11/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.25%, 10/15/2030	309,577	313,688
Lereta, LLC, First Lien Term Loan, 1M SOFR + 5.25%, 07/30/2028	423,637	378,526
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan, 3M SOFR + 3.25%, 07/03/2031	551,239	555,032
Neptune Bidco US, Inc., First Lien Term Loan:
3M SOFR + 4.75%, 10/11/2028	413,233	371,542
3M SOFR + 5.00%, 0.50% Floor, 04/11/2029	355,948	320,418
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 10/02/2031(b)	594,596	600,542
Rockwood Service 7/24, First Lien Term Loan, 1M SOFR + 3.50%, 07/30/2031	178,352	180,025
Ryan LLC., First Lien Term Loan, 3M SOFR + 3.50%, 11/14/2030	642,779	645,392
Trans Union LLC, First Lien Term Loan, 1M SOFR + 1.75%, 06/24/2031	671,061	670,957
TTF Holdings LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/18/2031	1,056,941	1,051,657
Vaco Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 01/21/2029	1,271,620	1,180,489
VT Topco, Inc. 12/24 1L, First Lien Term Loan, 6M SOFR + 3.00%, 08/09/2030	383,010	386,157
		18,706,645
Real Estate Management & Development - 0.61%
Cushman & Wakefield US Borrower LLC, First Lien Initial Term Loan, 1M SOFR + 3.00%, 01/31/2030(b)	504,028	506,548

See Notes to Financial Statements.

32	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Real Estate Management & Development (continued)
Cushman & Wakefield US Borrower LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 01/31/2030(b)	$501,521	$507,790
		1,014,338
Software - 18.90%
BEP Intermediate Holdco LLC, First Lien Term Loan, 1M SOFR + 3.25%, 11/27/2031	296,654	299,437
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan, 3M SOFR + 5.75%, 07/30/2032	1,100,959	1,086,284
Boost Newco Borrower LLC, First Lien Term Loan, 3M SOFR + 2.50%, 01/31/2031	765,181	770,763
Boxer Parent Co., Inc., First Lien Term Loan, 3M SOFR + 3.75%, 07/30/2031	1,585,982	1,601,033
Central Parent LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/06/2029	1,531,894	1,513,610
Cloud Software Group, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 03/21/2031	888,635	892,603
Cloudera, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 10/08/2028	989,822	989,050
Conga Corp., First Lien Term Loan, 3M SOFR + 3.50%, 0.75% Floor, 05/08/2028	305,528	308,615
Connectwise, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 09/29/2028	596,923	601,588
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,650,807	1,457,663
Epicor Software Corp, First Lien Term Loan, 1M SOFR + 3.25%, 05/30/2031	68,659	69,235
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 02/18/2027	1,318,994	1,273,858
Flexera Software 12/24, First Lien Term Loan, 3M SOFR + 3.00%, 03/03/2028	451,214	454,811
Flexera Software LLC, First Lien Term Loan, 3M SOFR + 3.50%, 03/03/2028	451,214	454,811
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 11/19/2026	751,811	664,767
Idera INC, First Lien Term Loan, 3M SOFR + 3.50%, 03/02/2028	804,018	791,154
Infoblox 4/24 2nd lien TL 1L, Second Lien Term Loan, 6M SOFR + 5.25%, 11/29/2030	579,428	588,698
Instructure Holdings, Inc., First Lien Term Loan, 6M CME TERM + 3.50%, 11/13/2031	327,343	328,929
ION Trading Technologies Sarl, First Lien Term Loan, 6M SOFR + 3.75%, 04/01/2028	204,395	204,924
IVANTI SOFTWARE INC TLB 1, First Lien Term Loan, 6M SOFR + 4.00%, 12/01/2027	239,442	192,551
Ivanti Software, Inc., Second Lien Term Loan, 3M SOFR + 7.25%, 12/01/2028	476,866	274,794
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan, 3M SOFR + 6.75%, 07/27/2028	881,203	815,113
Magenta Security Holdings, LLC Second Out TL 1L, First Lien Term Loan, 6M SOFR + 7.00%, 07/27/2028	496,184	298,537
Magenta Security Holdings, LLC Third Out 1L TL, First Lien Term Loan, 6M SOFR + 6.25%, 07/27/2028	159,371	56,064
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M SOFR + 4.50%, 05/02/2029	382,297	357,426
Perforce Software, Inc., First Lien New Term Loan, 1M SOFR + 3.75%, 07/01/2026	498,688	493,354
Perforce Software, Inc., First Lien Term Loan, 6M SOFR + 4.75%, 07/02/2029	899,050	889,435
Planview 12/24 TL 1L, First Lien Term Loan, 3M SOFR + 3.50%, 12/17/2027	634,510	639,831
Project Alpha (Qlik), First Lien Term Loan, 3M SOFR + 3.75%, 10/26/2030	1,066,995	1,075,162
Project Alpha (Qlik), Second Lien Term Loan, 6M SOFR + 5.00%, 11/22/2032	998,000	1,014,222
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 6M SOFR + 3.25%, 0.50% Floor, 10/28/2030	1,066,995	1,075,162
Project Leopard Holdings, Inc., First Lien Term Loan, 3M SOFR + 5.25%, 0.50% Floor, 07/20/2029	816,626	734,963
Quartz Acquireco LLC, First Lien Term Loan, 3M SOFR + 2.75%, 06/28/2030	1,462,417	1,475,214
Rocket Software, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 11/28/2028	1,081,467	1,090,865
SciQuest 10/24 2nd Lien, Second Lien Term Loan, 3M SOFR + 5.25%, 10/08/2032(b)	696,000	696,000
SciQuest 10/24 TL 1L, First Lien Term Loan, 6M CME TERM + 3.25%, 12/08/2031	395,056	398,637
SS&C Technologies, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 05/09/2031	711,618	714,286
Surf Holdings Sarl., First Lien Dollar Tranche Term Loan, 1M SOFR + 3.50%, 03/05/2027	1,047,566	1,055,753
Tibco Software/Citrix/Cloud Software 11/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 03/30/2029	1,104,411	1,109,055
Vision Solutions, Inc., First Lien Term Loan, 3M SOFR + 4.26%, 0.75% Floor, 04/24/2028	1,614,944	1,593,142
Webpros Luxembourg Sarl, First Lien Term Loan, 1M SOFR + 4.00%, 03/28/2031	260,948	263,558
Xplor Technologies 12/24, First Lien Term Loan, 6M SOFR + 3.75%, 06/24/2031	481,793	486,610

See Notes to Financial Statements.

Annual Report | December 31, 2024	33

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Software (continued)
Zuora 12/24 Cov-Lite TLB, First Lien Term Loan, 6M SOFR + 3.75%, 12/13/2031(b)	$520,000	$518,700
		31,670,267
Specialty Retail - 1.51%
APRO LLC, First Lien Term Loan, 3M SOFR + 3.75%, 07/09/2031	489,901	495,310
EG Group Limited 12/24 TLB 1L, First Lien Term Loan, 6M SOFR + 4.75%, 02/07/2028	459,663	464,424
Spencer Spirit IH LLC, First Lien Term Loan, 3M SOFR + 5.50%, 07/15/2031	721,621	726,582
StubHub Holdco Sub LLC, First Lien Term Loan, 1M SOFR + 4.75%, 03/15/2030	843,717	846,881
		2,533,197
Technology Hardware, Storage & Peripherals - 1.27%
SanDisk 12/24 Cov-Lite, First Lien Term Loan, 6M SOFR + 3.00%, 12/13/2031	1,143,048	1,125,548
Xerox 11/23, First Lien Term Loan, 3M SOFR + 4.00%, 11/17/2029	999,454	1,000,913
		2,126,461
Trading Companies & Distributors - 4.00%
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M SOFR + 1.75%, 06/22/2030	647,755	648,170
CD&R Hydr SunSource, First Lien Term Loan, 1M SOFR + 4.00%, 03/25/2031	650,375	653,221
Fastlane Parent Co., Inc., First Lien Term Loan, 1M SOFR + 4.50%, 0.50% Floor, 09/29/2028	374,910	349,896
Foundation Building Materials, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 01/29/2031	557,113	549,803
Johnstone Supply, LLC TLB 1L, First Lien Term Loan, 6M SOFR + 2.75%, 06/09/2031	153,846	154,539
Kodiak Building Partners, First Lien Term Loan, 6M CME TERM + 4.00%, 11/26/2031	1,035,600	1,037,635
MRC Global 10/24 TLB, First Lien Term Loan, 6M SOFR + 3.50%, 10/29/2031(b)	722,299	731,327
Park River Holdings, Inc., First Lien Initial Term Loan, 3M SOFR + 3.25%, 0.75% Floor, 12/28/2027	739,045	723,089
White Cap Buyer LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/19/2029	1,216,648	1,220,499
Windsor Holdings III LLC, First Lien Term Loan, 1M SOFR + 3.50%, 08/01/2030	622,030	630,583
		6,698,762
Transportation Infrastructure - 0.32%
Liquid Tech 12/24 TL 1L, First Lien Term Loan, 6M SOFR + 4.00%, 03/20/2028(b)	538,462	539,808

Wireless Telecommunication Services - 0.96%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,612,718	1,616,315

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $217,282,565)		215,310,997

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 6.86%
Financial Services - 6.86%
Bain Capital Credit CLO 2022-3, Ltd., 3M SOFR + 3.70%, 07/17/2035(b)(f)	1,620,000	1,626,775
Carval Clo VIII-C, Ltd., 3M SOFR + 6.15%, 10/22/2037(b)(f)	1,000,000	1,010,026
CIFC Funding 2019-V, Ltd., 3M SOFR + 3.41%, 01/15/2035(b)(f)	1,600,000	1,604,075
Clover CLO 2021-3 LLC, 3M SOFR + 3.36%, 01/25/2035(b)(f)	2,000,000	2,009,208
Magnetite XXXV, Ltd., 3M SOFR + 4.00%, 10/25/2036(b)(f)	1,000,000	1,020,309
Parallel 2021-2, Ltd., 3M SOFR + 7.46%, 10/20/2034(b)(f)	500,000	493,356
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M SOFR + 7.29%, 04/20/2035(b)(f)	1,000,000	1,003,949
PPM CLO 3, Ltd., 3M SOFR + 6.87%, 04/17/2034(b)(f)	500,000	472,920
Rad CLO 5, Ltd., 3M SOFR + 6.96%, 07/24/2032(b)(f)	250,000	251,766
Regatta XVIII Funding, Ltd., 3M SOFR + 6.21%, 01/15/2034(b)(f)	1,000,000	1,003,941

See Notes to Financial Statements.

34	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Financial Services (continued)
Romark CLO IV, Ltd., 3M SOFR + 7.21%, 07/10/2034(b)(f)	$1,000,000	$1,005,972
		11,502,297
TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $11,292,841)		11,502,297

CORPORATE BONDS - 15.43%
Aerospace & Defense - 0.14%
BWX Technologies, Inc.:
4.125%, 06/30/2028(f)	70,000	65,598
4.125%, 04/15/2029(f)	120,000	111,953
KBR, Inc., 4.750%, 09/30/2028(f)	60,000	57,578
		235,129
Automobile Components - 0.06%
Garrett Motion Holdings, Inc. / Garrett LX I Sarl, 7.750%, 05/31/2032(f)	103,000	104,620

Automobiles - 0.12%
Aston Martin Capital Holdings, Ltd., 10.000%, 03/31/2029(f)	200,000	195,438

Banks - 0.06%
Popular, Inc., 7.250%, 03/13/2028	105,000	108,222

Beverages - 0.08%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(f)	140,000	130,320

Broadline Retail - 0.34%
Kohl’s Corp., 5.550%, 07/17/2045	30,000	19,461
Nordstrom, Inc., 5.000%, 01/15/2044	50,000	37,443
Rakuten Group, Inc.:
11.250%, 02/15/2027(f)	97,000	106,000
9.750%, 04/15/2029(f)	370,000	401,700
		564,604
Commercial Services & Supplies - 0.26%
Deluxe Corp., 8.000%, 06/01/2029(f)	240,000	231,726
Pitney Bowes, Inc., 7.250%, 03/15/2029(f)	205,000	201,294
		433,020
Communications Equipment - 0.11%
CommScope LLC, 4.750%, 09/01/2029(f)	100,000	89,192
Viavi Solutions, Inc., 3.750%, 10/01/2029(f)	110,000	99,745
		188,937
Construction & Engineering - 0.22%
AECOM, 5.125%, 03/15/2027	178,000	176,438
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(f)	91,000	84,894
Tutor Perini Corp., 11.880%, 04/30/2029(f)	104,000	115,411
		376,743
Consumer Finance - 1.12%
Bread Financial Holdings, Inc., 9.750%, 03/15/2029(f)	108,000	116,174

See Notes to Financial Statements.

Annual Report | December 31, 2024	35

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Consumer Finance (continued)
Enova International, Inc.:
11.250%, 12/15/2028(f)	$190,000	$205,337
9.125%, 08/01/2029(f)	50,000	52,054
FirstCash, Inc., 4.630%, 09/01/2028(f)	487,000	461,946
Navient Corp.:
4.880%, 03/15/2028	140,000	133,686
9.380%, 07/25/2030	158,000	168,972
11.500%, 03/15/2031	179,000	200,364
OneMain Finance Corp., 6.625%, 05/15/2029	17,000	17,233
PRA Group, Inc., 8.880%, 01/31/2030(f)	150,000	155,547
PROG Holdings, Inc., 6.000%, 11/15/2029(f)	165,000	158,626
Synchrony Financial, 7.250%, 02/02/2033	200,000	206,568
		1,876,507
Consumer Staples Distribution & Retail - 0.08%
United Natural Foods, Inc., 6.750%, 10/15/2028(f)	130,000	128,256

Containers & Packaging - 0.08%
Graphic Packaging International LLC, 3.500%, 03/15/2028(f)	100,000	93,985
TriMas Corp., 4.125%, 04/15/2029(f)	24,000	22,143
		116,128
Diversified Consumer Services - 0.17%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(f)	150,000	147,286
Carriage Services, Inc., 4.250%, 05/15/2029(f)	110,000	100,286
Service Corp. International, 3.375%, 08/15/2030	40,000	35,028
		282,600
Diversified REITs - 0.17%
Iron Mountain, Inc., 4.500%, 02/15/2031(f)	319,000	291,885

Diversified Telecommunication Services - 0.30%
Cogent Communications Group LLC, 7.000%, 06/15/2027(f)	333,000	334,979
Lumen Technologies, Inc., 4.500%, 01/15/2029(f)	140,000	119,271
Telecom Italia Capital SA, 7.721%, 06/04/2038	50,000	51,874
		506,124
Energy Equipment & Services - 0.34%
Enerflex, Ltd., 9.000%, 10/15/2027(f)	154,000	160,453
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(f)	50,000	53,350
Precision Drilling Corp., 6.875%, 01/15/2029(f)	80,000	79,370
USA Compression Partners LP / USA Compression Finance Corp., 7.125%, 03/15/2029(f)	230,000	234,279
Viridien, 8.750%, 04/01/2027(f)	50,000	49,214
		576,666
Entertainment - 0.04%
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	50,000	39,267
Live Nation Entertainment, Inc., 4.750%, 10/15/2027(f)	29,000	28,062
		67,329
Financial Services - 0.43%
Burford Capital Global Finance LLC, 9.250%, 07/01/2031(f)	140,000	148,806
Encore Capital Group, Inc., 8.500%, 05/15/2030(f)	81,000	85,288
Nationstar Mortgage Holdings, Inc., 6.500%, 08/01/2029(f)	130,000	129,914

See Notes to Financial Statements.

36	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Financial Services (continued)
PennyMac Financial Services, Inc.:
7.125%, 11/15/2030(f)	$230,000	$233,144
5.750%, 09/15/2031(f)	130,000	123,955
		721,107
Food Products - 0.31%
Post Holdings, Inc., 4.625%, 04/15/2030(f)	555,000	512,333

Gas Utilities - 0.01%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(f)	20,000	17,917

Ground Transportation - 0.17%
Hertz Corp.:
4.625%, 12/01/2026(f)	190,000	160,714
12.625%, 07/15/2029(f)	76,000	81,064
5.000%, 12/01/2029(f)	71,000	46,589
		288,367
Health Care Equipment & Supplies - 0.22%
Hologic Inc Holx 4 5/8 02/01/28, 4.625%, 02/01/2028(f)	359,000	349,957
Teleflex, Inc., 4.250%, 06/01/2028(f)	20,000	19,072
		369,029
Health Care Providers & Services - 0.61%
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(f)	112,000	84,726
10.880%, 01/15/2032(f)	40,000	41,319
DaVita, Inc., 4.625%, 06/01/2030(f)	402,000	369,915
Encompass Health Corp.:
4.500%, 02/01/2028	243,000	234,677
4.625%, 04/01/2031	180,000	166,364
ModivCare, Inc., 5.000%, 10/01/2029(f)	10,000	5,893
Pediatrix Medical Group, Inc., 5.375%, 02/15/2030(f)	130,000	124,220
		1,027,114
Health Care REITs - 0.34%
Diversified Healthcare Trust, 4.750%, 02/15/2028	178,000	152,959
MPT Operating Partnership LP / MPT Finance Corp.:
5.000%, 10/15/2027	360,000	303,857
4.625%, 08/01/2029	162,000	116,238
		573,054
Hotels, Restaurants & Leisure - 0.58%
Hilton Domestic Operating Co., Inc.:
3.750%, 05/01/2029(f)	390,000	359,670
4.000%, 05/01/2031(f)	160,000	143,996
NCL Corp., Ltd., 5.875%, 03/15/2026(f)	230,000	229,857
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.625%, 09/01/2029(f)	20,000	15,720
Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028(f)	130,000	124,090
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027(f)	50,000	49,496
Yum! Brands, Inc., 4.750%, 01/15/2030(f)	60,000	57,432
		980,261

See Notes to Financial Statements.

Annual Report | December 31, 2024	37

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Household Durables - 0.63%
Beazer Homes USA, Inc., 7.500%, 03/15/2031(f)	$60,000	$61,010
Forestar Group, Inc., 3.850%, 05/15/2026(f)	105,000	102,330
Landsea Homes Corp., 8.880%, 04/01/2029(f)	82,000	82,020
LGI Homes, Inc., 8.750%, 12/15/2028(f)	79,000	82,916
M/I Homes, Inc., 3.950%, 02/15/2030	50,000	45,384
Newell Brands, Inc., 6.625%, 05/15/2032	54,000	54,437
Taylor Morrison Communities, Inc.:
5.875%, 06/15/2027(f)	140,000	141,172
5.750%, 01/15/2028(f)	150,000	149,129
Tempur Sealy International, Inc., 4.000%, 04/15/2029(f)	365,000	336,650
		1,055,048
Industrial Conglomerates - 0.07%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
9.750%, 01/15/2029	40,000	40,153
9.000%, 06/15/2030	86,000	82,820
		122,973
IT Services - 0.52%
Go Daddy Operating Co. LLC / GD Finance Co, Inc., 3.500%, 03/01/2029(f)	300,000	274,535
Rackspace Finance LLC, 3.500%, 05/15/2028(f)	10,000	6,038
Sabre GLBL, Inc.:
8.630%, 06/01/2027(f)	80,000	78,980
10.750%, 11/15/2029(f)	414,000	428,652
Twilio, Inc., 3.625%, 03/15/2029	90,000	82,854
		871,059
Machinery - 0.45%
Allison Transmission, Inc., 3.750%, 01/30/2031(f)	560,000	495,839
Crane NXT Co., 4.200%, 03/15/2048	17,000	11,380
Mueller Water Products, Inc., 4.000%, 06/15/2029(f)	120,000	111,454
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	86,000	84,855
Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029(f)	44,000	41,168
Wabash National Corp., 4.500%, 10/15/2028(f)	5,000	4,572
		749,268
Media - 1.24%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(f)	76,000	72,233
AMC Networks, Inc., 4.250%, 02/15/2029	145,000	113,981
CCO Holdings LLC / CCO Holdings Capital Corp.:
4.750%, 03/01/2030(f)	140,000	128,005
4.250%, 02/01/2031(f)	160,000	139,639
4.750%, 02/01/2032(f)	30,000	26,364
4.500%, 05/01/2032	20,000	17,226
4.500%, 06/01/2033(f)	90,000	75,827
4.250%, 01/15/2034(f)	150,000	121,867
Clear Channel Outdoor Holdings, Inc., 7.750%, 04/15/2028(f)	498,000	449,920
CSC Holdings LLC:
11.250%, 05/15/2028(f)	80,000	79,047
11.750%, 01/31/2029(f)	165,000	163,053
5.750%, 01/15/2030(f)	15,000	8,551
Gray Television, Inc., 4.750%, 10/15/2030(f)	213,000	116,363
Lamar Media Corp., 3.750%, 02/15/2028	55,000	51,627

See Notes to Financial Statements.

38	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Media (continued)
Nexstar Media, Inc.:
5.625%, 07/15/2027(f)	$400,000	$390,576
4.750%, 11/01/2028(f)	50,000	46,676
Sinclair Television Group, Inc.:
5.500%, 03/01/2030(f)	40,000	27,050
4.125%, 12/01/2030(f)	60,000	44,280
		2,072,285
Metals & Mining - 0.18%
Eldorado Gold Corp., 6.250%, 09/01/2029(f)	29,000	28,621
Hudbay Minerals, Inc., 4.500%, 04/01/2026(f)	150,000	147,992
SunCoke Energy, Inc., 4.880%, 06/30/2029(f)	130,000	118,669
		295,282
Mortgage Real Estate Investment Trusts (REITs) - 0.51%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(f)	140,000	121,643
Rithm Capital Corp., 8.000%, 04/01/2029(f)	214,000	214,349
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(f)	130,000	125,566
4.380%, 01/15/2027(f)	370,000	358,027
7.250%, 04/01/2029(f)	28,000	28,757
		848,342
Office REITs - 0.18%
Brandywine Operating Partnership LP, 8.875%, 04/12/2029	280,000	298,445

Oil, Gas & Consumable Fuels - 3.29%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 8.630%, 06/15/2029(f)	110,000	115,687
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 01/15/2028(f)	223,000	221,397
California Resources Corp., 8.250%, 06/15/2029(f)	250,000	253,753
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(f)	173,000	176,701
CNX Resources Corp., 6.000%, 01/15/2029(f)	398,000	390,641
Comstock Resources, Inc.:
6.750%, 03/01/2029(f)	100,000	97,312
6.750%, 03/01/2029(f)	350,000	341,541
5.875%, 01/15/2030(f)	80,000	74,685
Crescent Energy Finance LLC:
7.625%, 04/01/2032(f)	275,000	273,839
7.375%, 01/15/2033(f)	230,000	223,584
Delek Logistics Partners LP / Delek Logistics Finance Corp.:
7.125%, 06/01/2028(f)	137,000	137,022
8.630%, 03/15/2029(f)	266,000	275,273
DT Midstream, Inc.:
4.130%, 06/15/2029(f)	211,000	197,196
4.375%, 06/15/2031(f)	274,000	250,201
Energean PLC, 6.500%, 04/30/2027(f)	70,000	69,875
EnQuest PLC, 11.630%, 11/01/2027(f)	30,000	30,215
Gulfport Energy Operating Corp., 6.750%, 09/01/2029(f)	200,000	201,644
Hess Midstream Operations LP:
5.130%, 06/15/2028(f)	410,000	399,080
4.250%, 02/15/2030(f)	120,000	111,135
Karoon USA Finance, Inc., 10.500%, 05/14/2029(f)	96,000	99,391
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.875%, 12/01/2032(f)	93,000	92,157
MEG Energy Corp., 5.875%, 02/01/2029(f)	46,000	44,945

See Notes to Financial Statements.

Annual Report | December 31, 2024	39

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Oil, Gas & Consumable Fuels (continued)
Murphy Oil USA, Inc., 3.750%, 02/15/2031(f)	$380,000	$335,288
NGL Energy Operating LLC / NGL Energy Finance Corp., 8.130%, 02/15/2029(f)	140,000	141,975
Northern Oil & Gas, Inc., 8.130%, 03/01/2028(f)	340,000	345,529
Parkland Corp., 4.500%, 10/01/2029(f)	10,000	9,282
SM Energy Co.:
6.500%, 07/15/2028	100,000	99,474
7.000%, 08/01/2032(f)	31,000	30,594
Summit Midstream Holdings LLC, 8.625%, 10/31/2029(f)	90,000	93,434
Sunoco LP, 7.000%, 05/01/2029(f)	60,000	61,618
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	12,000	11,322
Talos Production, Inc., 9.375%, 02/01/2031(f)	200,000	204,080
W&T Offshore, Inc., 11.750%, 02/01/2026(f)	95,000	96,261
		5,506,131
Paper & Forest Products - 0.05%
Mercer International, Inc.:
12.875%, 10/01/2028(f)	70,000	75,440
5.125%, 02/01/2029	8,000	6,924
		82,364
Passenger Airlines - 0.44%
Allegiant Travel Co., 7.250%, 08/15/2027(f)	150,000	150,925
American Airlines, Inc., 7.250%, 02/15/2028(f)	206,000	211,336
JetBlue Airways Corp. / JetBlue Loyalty LP, 9.875%, 09/20/2031(f)	360,000	382,873
		745,134
Personal Care Products - 0.20%
Edgewell Personal Care Co., 5.500%, 06/01/2028(f)	150,000	146,949
HLF Financing Sarl LLC / Herbalife International, Inc., 4.875%, 06/01/2029(f)	270,000	190,350
		337,299
Pharmaceuticals - 0.04%
Prestige Brands, Inc., 3.750%, 04/01/2031(f)	70,000	61,508

Professional Services - 0.03%
ASGN, Inc., 4.625%, 05/15/2028(f)	50,000	47,531

Real Estate Management & Development - 0.27%
Anywhere Real Estate Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(f)	96,000	76,960
Howard Hughes Corp., 4.125%, 02/01/2029(f)	295,000	272,812
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	15,000	13,623
4.750%, 02/01/2030	100,000	88,563
		451,958
Software - 0.28%
Fair Isaac Corp., 4.000%, 06/15/2028(f)	360,000	340,009
PTC, Inc., 4.000%, 02/15/2028(f)	140,000	133,252
		473,261
Specialized REITs - 0.16%
Uniti Group LP / Uniti Group Finance 2019, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(f)	295,000	267,995

Specialty Retail - 0.10%
Upbound Group, Inc., 6.375%, 02/15/2029(f)	20,000	19,467

See Notes to Financial Statements.

40	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Specialty Retail (continued)
Victoria’s Secret & Co., 4.625%, 07/15/2029(f)	$162,000	$147,858
		167,325
Technology Hardware, Storage & Peripherals - 0.20%
Seagate HDD Cayman, 4.875%, 06/01/2027	194,000	191,293
Xerox Holdings Corp.:
5.500%, 08/15/2028(f)	92,000	79,018
8.875%, 11/30/2029(f)	70,000	62,968
		333,279
Textiles, Apparel & Luxury Goods - 0.11%
Hanesbrands, Inc., 4.875%, 05/15/2026(f)	52,000	51,239
Wolverine World Wide, Inc., 4.000%, 08/15/2029(f)	150,000	131,905
		183,144
Thrifts & Mortgage Finance (Discontinued) - 0.12%
LD Holdings Group LLC, 6.125%, 04/01/2028(f)	240,000	207,320

Trading Companies & Distributors - 0.02%
Alta Equipment Group, Inc., 9.000%, 06/01/2029(f)	30,000	28,650

TOTAL CORPORATE BONDS
(Cost $25,710,899)		25,877,311

	Shares	Value
COMMON STOCK - 0.16%
Health Care Providers & Services - 0.16%
Envision Healthcare Corp. Equity(g)	23,801	273,711

TOTAL COMMON STOCK
(Cost $798,094)		273,711

SHORT TERM INVESTMENTS - 5.83%
Open-end Investment Companies - 5.83%
Fidelity Treasury Portfolio
(4.34% 7-Day Yield)	9,769,758	9,769,758

TOTAL SHORT TERM INVESTMENTS
(Cost $9,769,758)		9,769,758

Total Investments- 156.76%
(Cost $264,854,157)		262,734,074

Liabilities in Excess of Other Assets - (8.73)%		(14,635,478)

Leverage Facility - (48.03)%		(80,500,000)

Net Assets - 100.00%		$167,598,596

Amounts above are shown as a percentage of net assets as of December 31, 2024.

See Notes to Financial Statements.

Annual Report | December 31, 2024	41

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2024

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US SOFR - 1 Month SOFR as of December 31, 2024 was 4.33%

3M US SOFR - 3 Month SOFR as of December 31, 2024 was 4.31%

6M US SOFR - 6 Month SOFR as of December 31, 2024 was 4.25%

1M CME TERM SOFR - 1 Month CME TERM SOFR as of December 31, 2024 was 4.33%

3M CME TERM SOFR - 3 Month CME TERM SOFR as of December 31, 2024 was 4.31%

6M CME TERM SOFR - 6 Month CME TERM SOFR as of December 31, 2024 was 4.25%

PRIME - US Prime Rate as of December 31, 2024 was 7.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2024, is based on the reference rate plus the displayed spread as of the security’s last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of December 31, 2024. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2024, the Fund has unfunded delayed draw loans in the amount of $619,035. Fair value of these unfunded delayed draws was $624,249. Additional information is provided in Note 8 General Commitments and Contingencies.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security is in default as of period end.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $33,955,863, which represented approximately 20.26% of net assets as of December 31, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.

See Notes to Financial Statements.

42	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 134.38%
Aerospace & Defense - 4.95%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	$4,201,802	$2,843,569
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	854,606	578,355
DAE Aviation 10/24 TLB1, First Lien Term Loan, 1M SOFR + 2.25%, 10/31/2031	1,352,138	1,360,061
DAE Aviation 10/24 TLB2, First Lien Term Loan, 1M SOFR + 2.25%, 10/31/2031	514,310	517,324
KBR, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 01/31/2025	292,539	293,596
Nordam Group LLC, First Lien Initial Term Loan, 1M SOFR + 5.50%, 04/09/2026	4,524,000	4,532,483
Novaria Holdings, LLC, First Lien Term Loan, 1M SOFR + 4.25%, 06/06/2031	2,074,167	2,094,908
Peraton Corp., First Lien B Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 02/01/2028	7,124,865	6,647,642
Signia Aerospace 11/24 TL, First Lien Term Loan, 6M CME TERM + 3.50%, 12/11/2031	2,247,921	2,252,147
TransDigm, Inc., First Lien Term Loan, 3M SOFR + 2.75%, 03/22/2030	3,031,555	3,044,333
Vertex Aerospace Corp., First Lien Term Loan, 1M SOFR + 2.75%, 12/06/2030	2,793,460	2,802,022
World Wide Technology Holding Co LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 04/21/2031	1,261,599	1,271,856
		28,238,296
Air Freight & Logistics - 2.64%
AIT Worldwide Logistics Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.75%, 0.75% Floor, 04/08/2030	924,239	932,035
Lasership 11/24 TL 1L, First Lien Term Loan, 6M SOFR + 6.25%, 01/02/2029	850,516	888,262
Lasership 11/24 TLB 1L, First Lien Term Loan, 6M SOFR + 5.50%, 02/10/2029	3,851,163	2,946,140
Rinchem Company, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 03/02/2029	4,286,250	3,715,042
Savage Enterprises LLC, First Lien Term Loan, 6M SOFR + 2.75%, 0.50% Floor, 09/15/2028	1,886,382	1,901,115
WWEX Uni Topco Holdings LLC, First Lien Term Loan, 6M CME TERM + 4.00%, 0.75% Floor, 07/26/2028	2,303,673	2,320,627
WWEX Uni Topco Holdings LLC, Second Lien Term Loan, 3M SOFR + 7.00%, 0.75% Floor, 07/26/2029	2,350,415	2,367,714
		15,070,935
Automobile Components - 3.07%
Belron 10/24 (USD) TLB, First Lien Term Loan, 3M SOFR + 2.75%, 10/16/2031	3,913,281	3,955,485
Clarios Glob LP, First Lien Term Loan, 1M SOFR + 2.50%, 05/06/2030	2,340,177	2,352,756
First Brands Group LLC, First Lien Term Loan, 3M SOFR + 5.00%, 1.00% Floor, 03/30/2027	1,927,820	1,810,956
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M SOFR + 5.00%, 03/30/2027	1,853,745	1,745,616
LTI Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 07/29/2029	4,330,282	4,342,731
Tenneco, Inc., First Lien Term Loan, 6M CME TERM + 5.00%, 0.50% Floor, 11/17/2028	3,423,993	3,333,257
		17,540,801
Biotechnology - 0.28%
Grifols Worldwide Operations, First Lien Term Loan, 3M SOFR + 2.00%, 11/15/2027	1,580,046	1,576,199

Broadline Retail - 0.20%
Peer Hldg III BV, First Lien Term Loan, 3M SOFR + 3.00%, 07/01/2031	1,132,635	1,140,422

Building Products - 2.82%
LBM Acquisition LLC, First Lien Term Loan, 1M SOFR + 3.75%, 06/06/2031	4,430,318	4,399,859
LHS Borrower, LLC, First Lien Term Loan, 1M SOFR + 4.75%, 0.50% Floor, 02/16/2029	2,590,616	2,482,666
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 1M SOFR + 3.00%, 03/28/2031	2,725,890	2,757,129
Oscar Acquisitionco LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 04/29/2029	2,983,295	2,956,505
Sunbelt Transformer 10/24, First Lien Term Loan, 3M SOFR + 3.50%, 10/16/2031	959,766	965,164

See Notes to Financial Statements.

Annual Report | December 31, 2024	43

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Building Products (continued)
Trulite Holding Corp., First Lien Term Loan, 3M SOFR + 6.00%, 03/01/2030(b)	$2,524,830	$2,521,674
		16,082,997
Capital Markets - 6.58%
Advisor Group 11/24 TLB, First Lien Term Loan, 6M CME TERM + 3.50%, 08/17/2028	4,379,694	4,402,840
Apex Group Treasury, Ltd., First Lien USD Term Loan, 6M SOFR + 3.75%, 0.50% Floor, 07/27/2028	4,761,969	4,812,564
Aretec Group, Inc., First Lien Term Loan, 6M SOFR + 3.50%, 08/09/2030	6,185,775	6,206,559
AssetMark 6/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.25%, 09/05/2031	3,353,165	3,370,971
Citadel Securities Global Holdings LLC, First Lien Term Loan, 3M SOFR + 2.00%, 10/31/2031	1,225,052	1,230,062
CITCO FDG LLC, First Lien Term Loan, 3M SOFR + 2.75%, 04/27/2028	5,628,749	5,683,516
Edelman Finl Engines Ctr LLC TL 1L, First Lien Term Loan, 1M SOFR + 3.00%, 04/07/2028	3,032,949	3,055,059
Focus Financial Partners, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 09/15/2031	1,821,561	1,840,569
Hudson River Trading LLC, First Lien Term Loan, 6M SOFR + 0.00%, 03/18/2030	3,000,000	3,014,070
June Purchaser, LLC, First Lien Term Loan, 3M SOFR + 3.75%, 11/28/2031	2,113,412	2,139,502
Kestra Advisor Services Holdings A, Inc., First Lien Term Loan, 6M SOFR + 3.25%, 03/22/2031	1,766,407	1,770,638
		37,526,350
Chemicals - 2.14%
CI Maroon Holdings LLC, First Lien Term Loan, 3M SOFR + 4.00%, 03/01/2031	1,041,390	1,047,904
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan, 3M SOFR + 4.38%, 10/04/2029	2,546,300	2,564,926
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M SOFR + 2.25%, 06/12/2031	2,834,510	2,850,681
Geon Performance Solutions LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 08/18/2028	2,999,693	3,013,942
Nouryon Finance BV, First Lien Term Loan, 6M SOFR + 3.25%, 04/03/2028	2,734,814	2,759,605
		12,237,058
Commercial Services & Supplies - 7.63%
Action Environmental Group, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/24/2030	2,398,787	2,428,772
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	5,955,203	5,982,061
Amex GBT 7/24 Cov-Lite, First Lien Term Loan, 3M SOFR + 3.00%, 07/25/2031	1,358,924	1,367,248
Amspec Parent LLC, First Lien Term Loan:
6M SOFR + 4.25%, 12/11/2031(b)	134,571	135,580
6M SOFR + 4.25%, 12/11/2031(b)	874,709	881,270
Anticimex International AB, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 11/16/2028	2,987,828	3,012,731
Aramark 3/24 B8 TL 1L, First Lien Term Loan, 1M SOFR + 2.00%, 06/22/2030	117,413	118,235
Belfor Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 11/01/2030(b)	779,212	788,952
Garda World Security Corp., First Lien Term Loan, 1M SOFR + 3.50%, 02/01/2029	2,995,529	3,012,393
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M SOFR + 4.50%, 06/28/2026	217,800	218,549
Justrite Safety Group, First Lien Initial Term Loan, 1M SOFR + 4.50%, 06/28/2026	4,028,478	4,042,336
Kidde Global 10/24 TLB, First Lien Term Loan, 1M SOFR + 4.25%, 12/02/2031	4,100,000	4,100,020
Omnia Partners, LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/25/2030	3,811,783	3,835,264
Orbit Private Holdings I Ltd 12/24 TLB, First Lien Term Loan, 6M SOFR + 4.00%, 12/11/2028	2,068,194	2,097,924
Protection One/ADT 11/24, First Lien Term Loan, 6M SOFR + 2.00%, 10/13/2030	3,953,419	3,967,414
Tidal Waste 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 10/03/2031	2,520,000	2,542,844
TMF Sapphire US LLC aka TMF Group TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 05/03/2028	842,421	852,429
TRC Companies, First Lien Term Loan, 1M SOFR + 3.75%, 12/08/2028	2,097,658	2,118,897
Vortex Opco, LLC First-Out TL 1L, First Lien Term Loan, 3M CME TERM + 6.25%, 04/30/2030	566,867	588,125

See Notes to Financial Statements.

44	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Commercial Services & Supplies (continued)
Vortex Opco, LLC Second-Out TL 1L, First Lien Term Loan, 3M SOFR + 4.25%, 12/17/2028	$2,271,179	$1,443,334
		43,534,378
Communications Equipment - 0.01%
MLN US HoldCo LLC, First Lien B Term Loan, 3M SOFR + 4.50%, 11/30/2025	2,330,432	69,913

Construction & Engineering - 1.75%
Arcosa 8/24 TL 1L, First Lien Term Loan, 1M SOFR + 2.25%, 08/12/2031	487,859	492,435
Azuria Water Solutions Inc aka Aegion TLB 1L, First Lien Term Loan, 3M SOFR + 3.75%, 05/17/2028	4,466,610	4,508,484
Groundworks LLC, First Lien Term Loan, 1M SOFR + 3.25%, 03/14/2031	3,023,674	3,043,328
Socotec 11/24 (USD) TL, First Lien Term Loan, 6M CME TERM + 3.75%, 06/30/2028	543,820	546,993
TenCate 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.25%, 02/21/2031	1,389,348	1,403,895
		9,995,135
Construction Materials - 0.13%
Tamko Building Products LLC, First Lien Term Loan, 1M SOFR + 2.75%, 09/20/2030	732,152	739,019

Consumer Finance - 0.57%
CPI Holdco B LLC, First Lien Term Loan, 1M SOFR + 2.00%, 05/17/2031	1,622,505	1,621,199
CPI Holdco/Creative 10/24, First Lien Term Loan, 6M CME TERM + 2.75%, 05/16/2031	1,626,572	1,628,101
		3,249,300
Containers & Packaging - 2.37%
Anchor Packaging LLC, First Lien Term Loan, 6M SOFR + 3.50%, 07/18/2029	1,351,955	1,361,392
Berlin Packaging LLC, First Lien Term Loan, 1M SOFR + 3.50%, 06/07/2031	1,841,272	1,854,161
ProAmpac PG Borrower LLC, First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 09/15/2028	1,907,144	1,915,488
Supplyone 3/24, First Lien Term Loan, 3M CME TERM + 4.50%, 04/19/2031	4,307,729	4,349,019
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 03/03/2028	1,272,515	1,273,190
Trident TPI Holdings, Inc., First Lien Term Loan, 6M SOFR + 3.75%, 0.50% Floor, 09/15/2028	2,744,845	2,772,911
		13,526,161
Distributors - 1.70%
Burgess Point Purchaser Corp., First Lien Term Loan, 3M SOFR + 5.25%, 07/25/2029	4,237,520	3,800,865
S&S Holdings LLC, First Lien Initial Term Loan, 1M SOFR + 5.00%, 0.50% Floor, 03/11/2028	4,408,740	4,404,883
S&S Holdings LLC, First Lien Term Loan, 1M SOFR + 5.00%, 10/01/2031	1,496,562	1,496,098
		9,701,846
Diversified Consumer Services - 2.09%
Cengage Learning, Inc., First Lien Term Loan, 6M CME TERM + 3.50%, 1.00% Floor, 03/24/2031	2,271,779	2,286,387
Cognita 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.00%, 10/27/2031(b)	612,388	620,043
Fugue Finance B.V. 12/24, First Lien Term Loan, 6M SOFR + 3.50%, 01/09/2032	1,550,383	1,567,019
Imagine Learning LLC, First Lien Term Loan, 1M SOFR + 3.50%, 12/21/2029	3,225,625	3,235,479
Loyalty Ventures, Inc., First Lien Term Loan, 3M Prime + 3.50%, 11/03/2027(b)	1,353,511	13,535
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 03/12/2029	2,857,459	2,843,886
TruGreen LP, First Lien Term Loan, 1M SOFR + 4.00%, 0.75% Floor, 11/02/2027	1,392,392	1,359,323
		11,925,672
Diversified REITs - 0.73%
Iron Mountain Information Management LLC, First Lien Term Loan, 1M SOFR + 2.00%, 01/31/2031	3,312,771	3,316,912

See Notes to Financial Statements.

Annual Report | December 31, 2024	45

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Diversified REITs (continued)
Opry Entertainment/OEG, First Lien Term Loan, 3M SOFR + 3.50%, 06/30/2031	$839,048	$841,146
		4,158,058
Diversified Telecommunication Services - 2.93%
Coral-US Co-Borrower LLC, First Lien B-5 Term Loan, 3M SOFR + 2.25%, 01/31/2028	2,573,075	2,566,488
Level 3 Financing Inc., First Lien Term Loan:
1M SOFR + 6.56%, 04/15/2029	1,259,453	1,286,374
1M SOFR + 6.56%, 04/15/2030	1,268,693	1,295,177
Lorca Finco PLC, First Lien Term Loan, 3M CME TERM + 3.50%, 03/25/2031	1,042,125	1,052,984
Radiate Holdco, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 09/25/2026	3,909,320	3,429,294
Telenet Financing USD LLC, First Lien Term Loan, 1M SOFR + 2.00%, 04/30/2028	3,116,588	3,039,234
Ufinet/Zacapa 10/24 TL, First Lien Term Loan, 3M SOFR + 4.00%, 03/22/2029	4,053,960	4,082,196
		16,751,747
Electric Utilities - 2.38%
Alpha Generation LLC, First Lien Term Loan, 1M SOFR + 2.75%, 09/30/2031	3,165,677	3,191,794
Lightning Power 8/24 TLB, First Lien Term Loan, 3M SOFR + 3.25%, 08/18/2031	4,438,980	4,495,089
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M SOFR + 2.00%, 04/16/2031	3,634,058	3,642,707
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 3M SOFR + 2.00%, 12/20/2030	2,242,092	2,249,737
		13,579,327
Electrical Equipment - 0.33%
WEC US Holdings Ltd., First Lien Term Loan, 1M SOFR + 2.75%, 01/27/2031	1,887,732	1,891,564

Electronic Equipment, Instruments & Components - 1.74%
Coherent Corp., First Lien Term Loan, 6M SOFR + 2.50%, 0.50% Floor, 07/02/2029	2,939,600	2,951,844
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M SOFR + 10.85%, 0.75% Floor, 03/30/2029	1,885,714	1,881,886
Discovery Energy Corp., First Lien Term Loan, 1M SOFR + 4.75%, 05/01/2031	2,032,917	2,033,558
Modena Buyer LLC, First Lien Term Loan, 1M SOFR + 4.50%, 07/01/2031	3,147,513	3,056,456
		9,923,744
Energy Equipment & Services - 0.52%
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M SOFR + 3.50%, 03/26/2031	2,940,701	2,968,578

Entertainment - 1.43%
CE Intermediate I LLC, First Lien Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 11/10/2028	2,487,333	2,501,325
EP Purcasher, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/06/2028	3,003,298	2,996,270
EP Purchaser LLC, First Lien Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 11/06/2028	605,568	609,353
Zuffa 11/24 TLB 1L, First Lien Term Loan, 3M SOFR + 6.77%, 11/21/2031	2,049,322	2,063,175
		8,170,123
Financial Services - 2.48%
Envestnet, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 09/19/2031	2,450,226	2,473,417
Mitchell International, First Lien Term Loan, 1M SOFR + 3.25%, 06/17/2031	3,926,409	3,933,398
Planet US Buyer, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 02/07/2031	2,113,525	2,134,332
Polaris Newco LLC, First Lien Dollar Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 06/02/2028	2,443,239	2,450,727
Synechron Inc, First Lien Term Loan, 1M SOFR + 3.75%, 10/03/2031(b)	3,150,000	3,177,563
		14,169,437
Food Products - 1.24%
Froneri US, Inc., First Lien Term Loan, 3M SOFR + 2.50%, 09/30/2031	3,684,148	3,692,050
John Bean Technologies, First Lien Term Loan, 6M CME TERM + 2.50%, 10/09/2031	780,885	786,741
Saratoga Food Specialties LLC, First Lien Term Loan, 3M SOFR + 3.75%, 03/07/2029	834,561	839,777

See Notes to Financial Statements.

46	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Food Products (continued)
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M SOFR + 4.00%, 1.00% Floor, 12/18/2026	$1,742,346	$1,759,770
		7,078,338
Ground Transportation - 0.81%
Genesee & WY Inc, First Lien Term Loan, 3M SOFR + 2.00%, 04/10/2031	4,607,559	4,604,679

Health Care Equipment & Supplies - 1.24%
Auris Luxembourg III SARL, First Lien Term Loan, 6M SOFR + 3.75%, 02/28/2029	5,608,054	5,681,659
Hanger, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 10/23/2031	1,335,398	1,350,255
Resonetics LLC, First Lien Term Loan, 6M SOFR + 3.50%, 0.75% Floor, 06/18/2031	45,078	45,425
		7,077,339
Health Care Providers & Services - 9.16%
CHG Healthcare Services, Inc., First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 09/29/2028	528,421	533,483
Electron Bidco, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 11/01/2028	1,002,047	1,006,997
Global Medical Response, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 1.00% Floor, 9.12% PIK,10/31/2028(c)	5,008,738	5,032,229
Heartland Dental LLC, First Lien Term Loan, 1M SOFR + 4.50%, 0.75% Floor, 04/28/2028	3,205,885	3,216,401
IVI America LLC aka IVIRMA, First Lien Term Loan, 3M SOFR + 4.50%, 04/09/2031	1,446,375	1,458,850
MED ParentCo LP, First Lien Term Loan, 1M SOFR + 3.75%, 04/15/2031	1,663,713	1,679,135
Medical Solutions LLC, First Lien Term Loan, 3M SOFR + 5.50%, 11/01/2028	3,565,826	2,542,630
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M SOFR + 3.00%, 03/12/2028	4,428,435	4,200,947
NAPA Management Services Corp., First Lien Term Loan, 3M SOFR + 5.25%, 0.75% Floor, 02/23/2029	2,898,190	2,709,822
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.75% Floor, 02/28/2028	4,315,694	4,356,823
Outcomes Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 05/06/2031	2,531,510	2,561,888
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 3M SOFR + 3.75%, 03/31/2027	4,378,728	3,574,684
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 12/29/2028	3,240,182	3,158,060
R1 RCM 10/24 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.50%, 11/19/2031	4,112,366	4,126,780
Radiology Partners Inc, First Lien Term Loan, 3M SOFR + 5.00%, 01/31/2029	4,761,370	4,717,327
Southern Veterinary 10/24, First Lien Term Loan, 3M SOFR + 3.25%, 12/04/2031	3,623,046	3,653,171
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 10/01/2028	2,766,139	2,756,389
US Fertility 10/24 TLB 1L, First Lien Term Loan, 6M CME TERM + 4.50%, 10/11/2031	964,174	973,820
		52,259,436
Health Care Technology - 1.94%
Cotiviti Inc., First Lien Term Loan:
1M SOFR + 3.50%, 05/01/2031	177,603	178,825
1M SOFR + 7.63%, 05/01/2031	6,388,733	6,442,654
Gainwell Acquisition Corp., First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	2,790,927	2,710,297
Mediware Information, First Lien Term Loan, 1M SOFR + 3.00%, 03/10/2028	202,159	203,358
PointClickCare Technologies, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 11/03/2031	488,644	492,309
Vizient 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 2.00%, 08/01/2031	607,274	612,739
Waystar Technologies, Inc., First Lien Term Loan, 6M SOFR + 2.50%, 10/22/2029	434,142	436,676
		11,076,858
Hotels, Restaurants & Leisure - 6.24%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M SOFR + 1.75%, 09/20/2030	2,580,859	2,571,723

See Notes to Financial Statements.

Annual Report | December 31, 2024	47

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Hotels, Restaurants & Leisure (continued)
Bally’s Corp., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 10/02/2028	$4,455,895	$4,225,324
Caesars Entertainment, Inc., First Lien Term Loan:
1M SOFR + 2.75%, 0.50% Floor, 02/06/2030	3,400,215	3,407,287
1M SOFR + 2.75%, 0.50% Floor, 02/06/2031	2,872,312	2,882,179
Entain plc, First Lien Term Loan, 3M SOFR + 2.75%, 10/31/2029	3,779,807	3,795,153
Fertitta Entertainment, LLC, First Lien Term Loan, 1M SOFR + 3.75%, 01/27/2029	6,226,033	6,256,852
Flutter Fing BV TLB 1L, First Lien Term Loan, 3M SOFR + 1.75%, 11/30/2030	4,854,229	4,849,690
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M SOFR + 2.25%, 01/17/2031	2,487,292	2,498,373
LC Ahab US Bidco LLC, First Lien Term Loan, 1M SOFR + 3.50%, 05/01/2031	1,002,070	1,011,470
Life Time, Inc., First Lien Term Loan, 1M SOFR + 2.75%, 11/05/2031	824,023	828,350
Ovg Business Services LLC, First Lien Term Loan, 1M SOFR + 3.00%, 06/25/2031	1,663,034	1,669,270
Tacala Investment Corp., First Lien Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 01/31/2031	1,589,775	1,604,679
		35,600,350
Household Durables - 1.14%
ACProducts Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 05/17/2028	5,727,271	4,653,408
Madison Safety & Flow LLC, First Lien Term Loan, 1M SOFR + 3.25%, 09/26/2031	1,865,325	1,881,357
		6,534,765
Independent Power and Renewable Electricity Producers - 0.90%
Calpine Corp., First Lien Term Loan, 1M SOFR + 1.75%, 01/31/2031	5,149,083	5,140,021

Insurance - 2.57%
Alliant Holdings Intermediate LLC, First Lien Term Loan, 1M SOFR + 3.00%, 09/19/2031	2,693,250	2,703,511
AssuredPartners, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 02/14/2031	2,783,102	2,792,231
Baldwin Ins Group Hldgs LLC TLB 1L, First Lien Term Loan, 6M CME TERM + 3.00%,
05/26/2031	396,667	399,892
BroadStreet Partners Inc, First Lien Term Loan, 3M SOFR + 3.25%, 06/13/2031	1,595,529	1,602,852
Hyperion Insurance 11/24, First Lien Term Loan, 1M SOFR + 3.25%, 02/15/2031	1,806,245	1,820,812
Hyperion Insurance/Howden 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.50%,
04/18/2030	4,162,174	4,198,593
Ryan Specialty LLC, First Lien Term Loan, 1M SOFR + 2.25%, 09/15/2031	384,994	386,919
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 3M SOFR + 4.75%,
05/06/2032	756,284	776,295
		14,681,105
Interactive Media & Services - 1.27%
Foundational Education Group, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 08/31/2028	105,925	103,410
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 03/11/2028(b)	1,843,072	1,852,287
Project Boost Purchaser, LLC aka JD Power/Autodata, Second Lien Term Loan, 3M SOFR + 5.25%, 07/16/2032	1,978,030	2,021,715
Trip.com/TripAdvisor 7/24, First Lien Term Loan, 1M SOFR + 3.25%, 07/08/2031	3,275,491	3,301,695
		7,279,107
IT Services - 4.87%
Access CIG LLC, First Lien Term Loan, 3M SOFR + 5.00%, 0.50% Floor, 08/18/2028	2,660,729	2,689,944
Ahead 7/24 TLB3 1L, First Lien Term Loan, 6M SOFR + 3.50%, 02/01/2031	1,385,040	1,396,293
Asurion LLC, Second Lien Term Loan, 1M SOFR + 5.25%, 01/20/2029	196,611	190,358
Chrysaor Bidco Sarl DDTL 1L, First Lien Term Loan, 6M SOFR + 4.00%, 05/14/2031	2	2
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M SOFR + 7.00%, 02/19/2029	5,863,456	4,778,717
Endurance Intl Group Hldgs Inc TLB 1L, First Lien Term Loan, 6M SOFR + 0.00%, 02/10/2028	4,952,715	4,246,953
Go Daddy Oper Co LLC, First Lien Term Loan, 1M SOFR + 1.75%, 05/30/2031	1,505,933	1,506,407

See Notes to Financial Statements.

48	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
IT Services (continued)
Presidio/Fortress Intermediate 4/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.75%, 06/27/2031	$4,956,578	$4,978,287
Skopima Consilio Parent, LLC, First Lien Term Loan, 6M SOFR + 4.00%, 05/12/2028	6,811,676	6,845,734
World wide Technology, First Lien Term Loan, 6M SOFR + 2.50%, 03/01/2030(b)	1,134,085	1,138,338
		27,771,033
Life Sciences Tools & Services - 0.60%
IQVIA INC., First Lien Term Loan, 3M SOFR + 2.00%, 01/02/2031	533,077	537,342
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 04/21/2027	2,890,057	2,884,277
		3,421,619
Machinery - 5.54%
AI Aqua Merger Sub, Inc., First Lien Term Loan, 6M CME TERM + 3.25%, 0.50% Floor, 07/31/2028	1,471,282	1,474,357
Asp Blade Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/13/2028	1,661,032	982,982
Bettcher Industries, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 12/14/2028	2,538,999	2,536,626
Crosby US Acquisition Corp., First Lien Term Loan, 1M SOFR + 3.50%, 08/16/2029	1,126,590	1,139,551
Cube Industrials 10/24, First Lien Term Loan, 6M CME TERM + 3.75%, 10/17/2031	914,907	922,148
Husky Injection Molding Systems Ltd., First Lien Term Loan, 3M SOFR + 5.25%, 02/15/2029	206,463	208,463
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 08/30/2028	2,152,955	2,121,339
LSF11 Trinity Bidco, Inc., First Lien Term Loan, 6M CME TERM + 3.25%, 06/14/2030	1,545,437	1,558,959
Osmosis Buyer Limited, First Lien Initial B Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 07/31/2028	2,995,529	3,001,789
Pro Mach Group, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 1.00% Floor, 08/31/2028	6,076,583	6,137,349
Project Castle, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 06/01/2029	4,364,538	3,828,791
TK Elevator Midco GmbH, First Lien Term Loan, 6M SOFR + 3.50%, 04/30/2030	3,279,173	3,307,062
Victory Buyer LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 11/19/2028	4,479,673	4,409,275
		31,628,691
Media - 1.36%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan:
1M SOFR + 2.75%, 12/21/2028	410,547	412,664
3M SOFR + 2.25%, 12/21/2028	218,456	219,582
American Greetings Corp., First Lien Term Loan, 3M SOFR + 5.75%, 10/30/2029	2,718,328	2,741,624
Cogeco Financing 2 LP, First Lien Term Loan, 3M SOFR + 2.50%, 0.50% Floor, 09/01/2028	631,023	628,133
McGraw-Hill 8/24 Cov-Lite TLB 1L, First Lien Term Loan, 3M SOFR + 4.00%, 08/06/2031	1,356,142	1,373,236
MJH Healthcare Holdings LLC aka MJH Life Sciences, First Lien Term Loan, 3M CME TERM + 3.25%, 01/28/2029	2,355,783	2,371,249
		7,746,488
Metals & Mining - 0.33%
Arsenal AIC Parent LLC, First Lien Term Loan, 1M SOFR + 3.50%, 08/18/2030	998,546	1,008,282
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 01/31/2029	880,805	884,276
		1,892,558
Mortgage Real Estate Investment Trusts (REITs) - 0.25%
Blackstone Mortgage Trust, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 04/23/2026(b)	334,837	335,256
Starwood Property Mortgage, L.L.C. TLB 1L, First Lien Term Loan, 6M SOFR + 2.50%, 12/12/2029(b)	1,107,652	1,106,267
		1,441,523

See Notes to Financial Statements.

Annual Report | December 31, 2024	49

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Oil, Gas & Consumable Fuels - 1.16%
Buckeye Partners LP, First Lien Term Loan, 1M SOFR + 2.00%, 11/22/2030	$1,187,462	$1,190,092
Freeport LNG, First Lien Term Loan, 3M SOFR + 3.50%, 12/21/2028	3,170,314	3,189,384
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M SOFR + 2.50%, 10/04/2030	1,043,980	1,051,809
WhiteWater Whistler 12/24, First Lien Term Loan, 6M CME TERM + 1.75%, 02/15/2030	1,165,246	1,171,440
		6,602,725
Passenger Airlines - 1.48%
Air Canada, First Lien Term Loan, 3M SOFR + 2.50%, 03/21/2031	209,519	210,763
Alaska Air 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 2.00%, 10/15/2031	1,369,565	1,378,125
American Airlines, Inc., First Lien 2020 Term Loan, 3M SOFR + 1.75%, 01/29/2027	902,497	901,581
American Airlines, Inc., First Lien Term Loan, 6M SOFR + 2.25%, 02/15/2028	3,595,461	3,616,692
Jetblue 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 5.50%, 08/27/2029	2,297,941	2,319,967
		8,427,128
Pharmaceuticals - 1.23%
Dechra Pharmaceuticals, First Lien Term Loan, 6M SOFR + 3.25%, 12/04/2031	1,927,037	1,938,484
Elanco Animal Health, Inc., First Lien B Term Loan, 1M SOFR + 1.75%, 08/01/2027	1,842,405	1,842,331
Padagis LLC, First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028	3,463,787	3,218,430
		6,999,245
Professional Services - 10.85%
AG Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/29/2028	4,272,670	4,304,053
Ankura Consulting Group LLC, First Lien Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 12/17/2031	2,718,017	2,725,940
Cast & Crew LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 12/29/2028	4,987,144	4,845,733
CoreLogic, Inc., First Lien Initial Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 06/02/2028	963,309	952,901
CoreLogic, Inc., Second Lien Initial Term Loan, 1M SOFR + 6.50%, 0.50% Floor, 06/04/2029	1,786,047	1,746,789
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 3M SOFR + 3.75%, 1.00% Floor, 04/09/2027	2,443,156	2,395,063
DTI Holdco, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 04/26/2029	2,326,976	2,348,791
Dun & Bradstreet 11/24, First Lien Term Loan, 1M SOFR + 2.25%, 01/18/2029	1,712,736	1,715,947
EAB Global, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 08/16/2028	3,184,121	3,200,440
Eisner Advisory Group LLC, First Lien Term Loan, 3M SOFR + 4.00%, 02/28/2031	3,078,475	3,117,510
Element Materials Technology Group Holdings, First Lien Term Loan, 3M SOFR + 4.25%, 07/06/2029	3,006,341	3,029,836
First Advantage Holdings, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/31/2031	3,842,045	3,887,670
Galaxy US Opco Inc. TL, First Lien Term Loan, 3M SOFR + 4.75%, 04/29/2029(d)	2,471,110	2,208,554
Grant Thornton 12/24, First Lien Term Loan, 6M CME TERM + 2.75%, 06/02/2031	1,057,179	1,058,733
Grant Thornton Advisors Holdings LLC, First Lien Term Loan, 6M CME TERM + 2.75%, 06/02/2031	128,924	129,114
HireRight Holdings Corp., First Lien Term Loan, 1M SOFR + 4.00%, 09/27/2030	2,308,625	2,337,483
Infinisource/iSolved 11/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.25%, 10/15/2030	1,028,724	1,042,386
Lereta, LLC, First Lien Term Loan, 1M SOFR + 5.25%, 07/30/2028	1,396,212	1,247,536
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan, 3M SOFR + 3.25%, 07/03/2031	1,981,157	1,994,787
Neptune Bidco US, Inc., First Lien Term Loan:
3M SOFR + 4.75%, 10/11/2028	1,512,040	1,359,490
3M SOFR + 5.00%, 0.50% Floor, 04/11/2029	1,299,852	1,170,101
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 10/02/2031(b)	2,167,081	2,188,752
Rockwood Service 7/24, First Lien Term Loan, 1M SOFR + 3.50%, 07/30/2031	652,666	658,788
Ryan LLC., First Lien Term Loan, 3M SOFR + 3.50%, 11/14/2030	2,189,074	2,197,972
TTF Holdings LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/18/2031	3,684,907	3,666,482
Vaco Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 01/21/2029	4,569,717	4,242,228
VT Topco, Inc. 12/24 1L, First Lien Term Loan, 6M SOFR + 3.00%, 08/09/2030	2,124,301	2,141,752
		61,914,831

See Notes to Financial Statements.

50	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Real Estate Management & Development - 0.68%
Cushman & Wakefield US Borrower LLC, First Lien Initial Term Loan, 1M SOFR + 3.00%, 01/31/2030(b)	$3,105,856	$3,121,386
Cushman & Wakefield US Borrower LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 01/31/2030(b)	734,178	743,355
		3,864,741
Semiconductors & Semiconductor Equipment - 0.05%
MKS Instruments, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 0.50% Floor, 08/17/2029	268,778	269,912

Software - 19.19%
BEP Intermediate Holdco LLC, First Lien Term Loan, 1M SOFR + 3.25%, 11/27/2031	1,085,966	1,096,152
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan, 3M SOFR + 5.75%, 07/30/2032	4,012,587	3,959,099
Boost Newco Borrower LLC, First Lien Term Loan, 3M SOFR + 2.50%, 01/31/2031	2,536,742	2,555,248
Boxer Parent Co., Inc., First Lien Term Loan, 3M SOFR + 3.75%, 07/30/2031	5,799,943	5,854,985
Central Parent LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/06/2029	7,221,721	7,135,530
Cloud Software Group, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 03/21/2031	2,993,104	3,006,468
Cloudera, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 10/08/2028	4,709,122	4,705,449
Conga Corp., First Lien Term Loan, 3M SOFR + 3.50%, 0.75% Floor, 05/08/2028	895,491	904,540
Connectwise, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 09/29/2028	2,735,897	2,757,279
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/16/2028	5,399,166	4,767,464
Epicor Software Corp, First Lien Term Loan, 1M SOFR + 3.25%, 05/30/2031	623,505	628,734
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 02/18/2027	4,553,599	4,397,775
Flexera Software 12/24, First Lien Term Loan, 3M SOFR + 3.00%, 03/03/2028	1,288,313	1,298,581
Flexera Software LLC, First Lien Term Loan, 3M SOFR + 3.50%, 03/03/2028	1,288,313	1,298,580
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 11/19/2026	2,358,183	2,085,152
Idera INC, First Lien Term Loan, 3M SOFR + 3.50%, 03/02/2028	4,042,267	3,977,590
Infoblox 4/24 2nd lien TL 1L, Second Lien Term Loan, 6M SOFR + 5.25%, 11/29/2030	2,097,928	2,131,494
ION Trading Technologies Sarl, First Lien Term Loan, 6M SOFR + 3.75%, 04/01/2028	747,000	748,935
IVANTI SOFTWARE INC TLB 1, First Lien Term Loan, 6M SOFR + 4.00%, 12/01/2027	783,039	629,693
Ivanti Software, Inc., Second Lien Term Loan, 3M SOFR + 7.25%, 12/01/2028	1,571,642	905,659
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan, 3M SOFR + 6.75%, 07/27/2028	2,918,308	2,699,435
Magenta Security Holdings, LLC Second Out TL 1L, First Lien Term Loan, 6M SOFR + 7.00%, 07/27/2028	1,631,203	981,438
Magenta Security Holdings, LLC Third Out 1L TL, First Lien Term Loan, 6M SOFR + 6.25%, 07/27/2028	523,931	184,311
McAfee Corp., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 03/01/2029	171,322	171,686
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M SOFR + 4.50%, 05/02/2029	3,117,124	2,914,340
Perforce Software, Inc., First Lien New Term Loan, 1M SOFR + 3.75%, 07/01/2026	2,794,858	2,764,967
Perforce Software, Inc., First Lien Term Loan, 6M SOFR + 4.75%, 07/02/2029	3,235,034	3,200,435
Planview 12/24 TL 1L, First Lien Term Loan, 3M SOFR + 3.50%, 12/17/2027	2,302,399	2,321,705
Project Alpha (Qlik), First Lien Term Loan, 3M SOFR + 3.75%, 10/26/2030	3,424,314	3,450,527
Project Alpha (Qlik), Second Lien Term Loan, 6M SOFR + 5.00%, 11/22/2032	3,634,335	3,693,411
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 6M SOFR + 3.25%, 0.50% Floor, 10/28/2030	3,424,314	3,450,527
Project Leopard Holdings, Inc., First Lien Term Loan, 3M SOFR + 5.25%, 0.50% Floor, 07/20/2029	3,131,563	2,818,406
Quartz Acquireco LLC, First Lien Term Loan, 3M SOFR + 2.75%, 06/28/2030	1,744,833	1,760,100
Rocket Software, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 11/28/2028	3,812,277	3,845,406
SciQuest 10/24 2nd Lien, Second Lien Term Loan, 3M SOFR + 5.25%, 10/08/2032(b)	2,520,000	2,520,000
SciQuest 10/24 TL 1L, First Lien Term Loan, 6M CME TERM + 3.25%, 12/08/2031	1,435,875	1,448,891
SS&C Technologies, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 05/09/2031	2,607,621	2,617,399
Surf Holdings Sarl., First Lien Dollar Tranche Term Loan, 1M SOFR + 3.50%, 03/05/2027	594,767	599,415

See Notes to Financial Statements.

Annual Report | December 31, 2024	51

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Software (continued)
Tibco Software/Citrix/Cloud Software 11/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 03/30/2029	$3,595,373	$3,610,491
Vision Solutions, Inc., First Lien Term Loan, 3M SOFR + 4.26%, 0.75% Floor, 04/24/2028	5,175,613	5,105,743
Webpros Luxembourg Sarl, First Lien Term Loan, 1M SOFR + 4.00%, 03/28/2031	862,706	871,337
Xplor Technologies 12/24, First Lien Term Loan, 6M SOFR + 3.75%, 06/24/2031	1,759,590	1,777,186
Zuora 12/24 Cov-Lite TLB, First Lien Term Loan, 6M SOFR + 3.75%, 12/13/2031(b)	1,890,000	1,885,275
		109,536,838
Specialty Retail - 1.60%
APRO LLC, First Lien Term Loan, 3M SOFR + 3.75%, 07/09/2031	1,773,780	1,793,363
EG Group Limited 12/24 TLB 1L, First Lien Term Loan, 6M SOFR + 4.75%, 02/07/2028	1,569,442	1,585,701
Spencer Spirit IH LLC, First Lien Term Loan, 3M SOFR + 5.50%, 07/15/2031	2,612,764	2,630,727
StubHub Holdco Sub LLC, First Lien Term Loan, 1M SOFR + 4.75%, 03/15/2030	3,092,208	3,103,803
		9,113,594
Technology Hardware, Storage & Peripherals - 1.50%
SanDisk 12/24 Cov-Lite, First Lien Term Loan, 6M SOFR + 3.00%, 12/13/2031	4,175,134	4,111,212
Xerox 11/23, First Lien Term Loan, 3M SOFR + 4.00%, 11/17/2029	4,435,262	4,441,737
		8,552,949
Textiles, Apparel & Luxury Goods - 0.04%
Jostens 11/24 TLB 1L, First Lien Term Loan, 1M SOFR + 4.50%, 11/25/2031	256,476	259,041

Trading Companies & Distributors - 4.36%
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M SOFR + 1.75%, 06/22/2030	2,134,855	2,136,222
CD&R Hydr SunSource, First Lien Term Loan, 1M SOFR + 4.00%, 03/25/2031	2,160,176	2,169,626
Fastlane Parent Co., Inc., First Lien Term Loan, 1M SOFR + 4.50%, 0.50% Floor, 09/29/2028	1,236,280	1,153,795
Foundation Building Materials, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 01/29/2031	1,837,698	1,813,587
Johnstone Supply, LLC TLB 1L, First Lien Term Loan, 6M SOFR + 2.75%, 06/09/2031	565,250	567,794
Kodiak Building Partners, First Lien Term Loan, 6M CME TERM + 4.00%, 11/26/2031	3,784,800	3,792,237
MRC Global 10/24 TLB, First Lien Term Loan, 6M SOFR + 3.50%, 10/29/2031(b)	2,638,203	2,671,181
Park River Holdings, Inc., First Lien Initial Term Loan, 3M SOFR + 3.25%, 0.75% Floor, 12/28/2027	2,884,469	2,822,194
White Cap Buyer LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/19/2029	5,657,371	5,675,277
Windsor Holdings III LLC, First Lien Term Loan, 1M SOFR + 3.50%, 08/01/2030	2,075,887	2,104,430
		24,906,343
Transportation Infrastructure - 0.35%
Liquid Tech 12/24 TL 1L, First Lien Term Loan, 6M SOFR + 4.00%, 03/20/2028(b)	1,983,333	1,988,292

Wireless Telecommunication Services - 0.96%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 12/17/2027	5,471,992	5,484,194

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $773,369,129)		766,920,803

CORPORATE BONDS - 27.63%
Aerospace & Defense - 0.31%
BWX Technologies, Inc., 4.125%, 04/15/2029(e)	1,250,000	1,166,179
KBR, Inc., 4.750%, 09/30/2028(e)	640,000	614,170
		1,780,349

See Notes to Financial Statements.

52	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Automobile Components - 0.10%
Garrett Motion Holdings, Inc. / Garrett LX I Sarl, 7.750%, 05/31/2032(e)	$550,000	$558,649

Automobiles - 0.05%
Aston Martin Capital Holdings, Ltd., 10.000%, 03/31/2029(e)	300,000	293,159

Banks - 0.12%
Popular, Inc., 7.250%, 03/13/2028	680,000	700,866

Beverages - 0.14%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(e)	851,000	792,160

Broadline Retail - 0.57%
Kohl’s Corp., 5.550%, 07/17/2045	80,000	51,897
Nordstrom, Inc., 5.000%, 01/15/2044	340,000	254,613
Rakuten Group, Inc.:
11.250%, 02/15/2027(e)	323,000	352,970
9.750%, 04/15/2029(e)	2,397,000	2,602,363
		3,261,843
Commercial Services & Supplies - 0.46%
Deluxe Corp., 8.000%, 06/01/2029(e)	1,480,000	1,428,978
Pitney Bowes, Inc., 7.250%, 03/15/2029(e)	1,240,000	1,217,584
		2,646,562
Communications Equipment - 0.21%
CommScope LLC, 4.750%, 09/01/2029(e)	640,000	570,830
Viavi Solutions, Inc., 3.750%, 10/01/2029(e)	670,000	607,535
		1,178,365
Construction & Engineering - 0.49%
AECOM, 5.125%, 03/15/2027	1,571,000	1,557,210
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	549,000	512,164
Tutor Perini Corp., 11.880%, 04/30/2029(e)	675,000	749,061
		2,818,435
Consumer Finance - 1.99%
Bread Financial Holdings, Inc., 9.750%, 03/15/2029(e)	691,000	743,295
Enova International, Inc.:
11.250%, 12/15/2028(e)	1,160,000	1,253,637
9.125%, 08/01/2029(e)	340,000	353,967
FirstCash, Inc., 4.630%, 09/01/2028(e)	2,735,000	2,594,298
Navient Corp.:
4.880%, 03/15/2028	1,150,000	1,098,135
5.500%, 03/15/2029	150,000	141,760
9.380%, 07/25/2030	529,000	565,737
11.500%, 03/15/2031	605,000	677,207
5.625%, 08/01/2033	393,000	340,441
OneMain Finance Corp., 6.625%, 05/15/2029	350,000	354,795
PRA Group, Inc., 8.880%, 01/31/2030(e)	940,000	974,760
PROG Holdings, Inc., 6.000%, 11/15/2029(e)	1,016,000	976,752
Synchrony Financial, 7.250%, 02/02/2033	1,265,000	1,306,544
		11,381,328

See Notes to Financial Statements.

Annual Report | December 31, 2024	53

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Consumer Staples Distribution & Retail - 0.07%
United Natural Foods, Inc., 6.750%, 10/15/2028(e)	$400,000	$394,633

Containers & Packaging - 0.14%
Graphic Packaging International LLC, 3.500%, 03/15/2028(e)	780,000	733,081
TriMas Corp., 4.125%, 04/15/2029(e)	96,000	88,573
		821,654
Diversified Consumer Services - 0.25%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(e)	680,000	667,698
Carriage Services, Inc., 4.250%, 05/15/2029(e)	670,000	610,829
Service Corp. International, 3.375%, 08/15/2030	200,000	175,139
		1,453,666
Diversified REITs - 0.40%
Iron Mountain, Inc., 4.500%, 02/15/2031(e)	2,513,000	2,299,395

Diversified Telecommunication Services - 0.42%
Cogent Communications Group LLC, 7.000%, 06/15/2027(e)	1,597,000	1,606,488
Lumen Technologies, Inc., 4.500%, 01/15/2029(e)	630,000	536,719
Telecom Italia Capital SA, 7.721%, 06/04/2038	230,000	238,622
		2,381,829
Energy Equipment & Services - 0.65%
Enerflex, Ltd., 9.000%, 10/15/2027(e)	950,000	989,805
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(e)	350,000	373,452
Precision Drilling Corp., 6.875%, 01/15/2029(e)	420,000	416,694
USA Compression Partners LP / USA Compression Finance Corp., 7.125%, 03/15/2029(e)	1,550,000	1,578,834
Viridien, 8.750%, 04/01/2027(e)	350,000	344,499
		3,703,284
Entertainment - 0.07%
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(e)	140,000	109,947
Live Nation Entertainment, Inc., 4.750%, 10/15/2027(e)	286,000	276,749
		386,696
Financial Services - 1.03%
Burford Capital Global Finance LLC, 9.250%, 07/01/2031(e)	950,000	1,009,756
Encore Capital Group, Inc., 8.500%, 05/15/2030(e)	546,000	574,902
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	1,848,000	1,839,712
6.500%, 08/01/2029(e)	840,000	839,446
PennyMac Financial Services, Inc.:
7.125%, 11/15/2030(e)	730,000	739,978
5.750%, 09/15/2031(e)	910,000	867,685
		5,871,479
Food Products - 0.55%
Post Holdings, Inc., 4.625%, 04/15/2030(e)	3,410,000	3,147,850

Gas Utilities - 0.03%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(e)	177,000	158,562

See Notes to Financial Statements.

54	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Ground Transportation - 0.31%
Hertz Corp.:
4.625%, 12/01/2026(e)	$1,120,000	$947,367
12.625%, 07/15/2029(e)	508,000	541,849
5.000%, 12/01/2029(e)	429,000	281,499
		1,770,715
Health Care Equipment & Supplies - 0.34%
Hologic Inc Holx 4 5/8 02/01/28, 4.625%, 02/01/2028(e)	940,000	916,321
Hologic, Inc., 3.250%, 02/15/2029(e)	390,000	353,046
Teleflex, Inc., 4.250%, 06/01/2028(e)	710,000	677,073
		1,946,440
Health Care Providers & Services - 1.03%
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(e)	720,000	544,669
6.125%, 04/01/2030(e)	60,000	41,228
10.880%, 01/15/2032(e)	28,000	28,923
DaVita, Inc., 4.625%, 06/01/2030(e)	2,579,000	2,373,157
Encompass Health Corp.:
4.500%, 02/01/2028	1,458,000	1,408,060
4.625%, 04/01/2031	900,000	831,820
ModivCare, Inc., 5.000%, 10/01/2029(e)	60,000	35,358
Pediatrix Medical Group, Inc., 5.375%, 02/15/2030(e)	650,000	621,102
		5,884,317
Health Care REITs - 0.57%
Diversified Healthcare Trust, 4.750%, 02/15/2028	974,000	836,982
MPT Operating Partnership LP / MPT Finance Corp.:
5.000%, 10/15/2027	2,000,000	1,688,093
4.625%, 08/01/2029	1,019,000	731,152
		3,256,227
Hotels, Restaurants & Leisure - 1.26%
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	412,000	397,722
Hilton Domestic Operating Co., Inc.:
3.750%, 05/01/2029(e)	2,260,000	2,084,243
4.000%, 05/01/2031(e)	950,000	854,978
NCL Corp., Ltd., 5.875%, 03/15/2026(e)	1,390,000	1,389,135
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.625%, 09/01/2029(e)	130,000	102,177
Royal Caribbean Cruises, Ltd., 5.500%, 08/31/2026(e)	340,000	339,914
Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028(e)	840,000	801,812
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027(e)	920,000	910,733
Yum! Brands, Inc., 4.750%, 01/15/2030(e)	320,000	306,305
		7,187,019
Household Durables - 1.19%
Beazer Homes USA, Inc., 7.500%, 03/15/2031(e)	480,000	488,076
Forestar Group, Inc., 3.850%, 05/15/2026(e)	600,000	584,740
Landsea Homes Corp., 8.880%, 04/01/2029(e)	500,000	500,123
LGI Homes, Inc., 8.750%, 12/15/2028(e)	534,000	560,471
M/I Homes, Inc., 3.950%, 02/15/2030	707,000	641,732
Newell Brands, Inc., 6.625%, 05/15/2032	332,000	334,685

See Notes to Financial Statements.

Annual Report | December 31, 2024	55

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Household Durables (continued)
Taylor Morrison Communities, Inc.:
5.875%, 06/15/2027(e)	$870,000	$877,284
5.750%, 01/15/2028(e)	500,000	497,097
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(e)	2,290,000	2,112,134
3.880%, 10/15/2031(e)	230,000	200,864
		6,797,206
Industrial Conglomerates - 0.13%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
9.750%, 01/15/2029	290,000	291,109
9.000%, 06/15/2030	451,000	434,326
		725,435
IT Services - 0.79%
Go Daddy Operating Co. LLC / GD Finance Co, Inc., 3.500%, 03/01/2029(e)	1,060,000	970,023
Rackspace Finance LLC, 3.500%, 05/15/2028(e)	50,000	30,187
Sabre GLBL, Inc.:
8.630%, 06/01/2027(e)	421,000	415,633
10.750%, 11/15/2029(e)	2,541,000	2,630,931
Twilio, Inc., 3.625%, 03/15/2029	519,000	477,791
		4,524,565
Machinery - 0.72%
Allison Transmission, Inc., 3.750%, 01/30/2031(e)	3,390,000	3,001,599
Crane NXT Co., 4.200%, 03/15/2048	100,000	66,939
Mueller Water Products, Inc., 4.000%, 06/15/2029(e)	760,000	705,875
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	315,000	310,807
Wabash National Corp., 4.500%, 10/15/2028(e)	50,000	45,719
		4,130,939
Media - 2.28%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(e)	534,000	507,532
AMC Networks, Inc., 4.250%, 02/15/2029	896,000	704,327
CCO Holdings LLC / CCO Holdings Capital Corp.:
4.750%, 03/01/2030(e)	1,025,000	937,179
4.250%, 02/01/2031(e)	1,240,000	1,082,204
4.750%, 02/01/2032(e)	250,000	219,700
4.500%, 05/01/2032	190,000	163,650
4.250%, 01/15/2034(e)	880,000	714,952
Clear Channel Outdoor Holdings, Inc., 7.750%, 04/15/2028(e)	2,956,000	2,670,609
CSC Holdings LLC:
7.500%, 04/01/2028(e)	110,000	75,850
11.250%, 05/15/2028(e)	195,000	192,677
11.750%, 01/31/2029(e)	1,180,000	1,166,077
5.750%, 01/15/2030(e)	200,000	114,004
Gray Television, Inc., 4.750%, 10/15/2030(e)	1,339,000	731,502
Lamar Media Corp., 3.750%, 02/15/2028	358,000	336,044
Nexstar Media, Inc.:
5.625%, 07/15/2027(e)	2,858,000	2,790,668
4.750%, 11/01/2028(e)	350,000	326,732
Sinclair Television Group, Inc., 5.500%, 03/01/2030(e)	442,000	298,902
		13,032,609

See Notes to Financial Statements.

56	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Metals & Mining - 0.35%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	$247,000	$243,773
Hudbay Minerals, Inc., 4.500%, 04/01/2026(e)	1,000,000	986,613
SunCoke Energy, Inc., 4.880%, 06/30/2029(e)	835,000	762,217
		1,992,603
Mortgage Real Estate Investment Trusts (REITs) - 0.91%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(e)	850,000	738,548
Rithm Capital Corp., 8.000%, 04/01/2029(e)	1,310,000	1,312,138
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(e)	2,722,000	2,629,152
4.380%, 01/15/2027(e)	540,000	522,526
		5,202,364
Office REITs - 0.34%
Brandywine Operating Partnership LP, 8.875%, 04/12/2029	1,740,000	1,854,621
Vornado Realty LP, 3.400%, 06/01/2031	80,000	68,201
		1,922,822
Oil, Gas & Consumable Fuels - 5.80%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 8.630%, 06/15/2029(e)	670,000	704,637
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 01/15/2028(e)	1,349,000	1,339,301
California Resources Corp., 8.250%, 06/15/2029(e)	1,513,000	1,535,714
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(e)	1,082,000	1,105,147
CNX Resources Corp., 6.000%, 01/15/2029(e)	2,425,000	2,380,163
Comstock Resources, Inc.:
6.750%, 03/01/2029(e)	550,000	535,213
6.750%, 03/01/2029(e)	2,350,000	2,293,207
5.875%, 01/15/2030(e)	350,000	326,746
Crescent Energy Finance LLC:
7.625%, 04/01/2032(e)	1,651,000	1,644,032
7.375%, 01/15/2033(e)	1,450,000	1,409,550
Delek Logistics Partners LP / Delek Logistics Finance Corp.:
7.125%, 06/01/2028(e)	904,000	904,142
8.630%, 03/15/2029(e)	1,564,000	1,618,524
DT Midstream, Inc.:
4.130%, 06/15/2029(e)	1,286,000	1,201,867
4.375%, 06/15/2031(e)	1,670,000	1,524,946
Energean PLC, 6.500%, 04/30/2027(e)	300,000	299,466
EnQuest PLC, 11.630%, 11/01/2027(e)	220,000	221,574
Gulfport Energy Operating Corp., 6.750%, 09/01/2029(e)	1,100,000	1,109,043
Hess Midstream Operations LP:
5.130%, 06/15/2028(e)	2,755,000	2,681,624
4.250%, 02/15/2030(e)	470,000	435,279
Karoon USA Finance, Inc., 10.500%, 05/14/2029(e)	590,000	610,843
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.875%, 12/01/2032(e)	669,000	662,939
MEG Energy Corp., 5.875%, 02/01/2029(e)	200,000	195,414
Murphy Oil USA, Inc., 3.750%, 02/15/2031(e)	2,320,000	2,047,023
NGL Energy Operating LLC / NGL Energy Finance Corp., 8.130%, 02/15/2029(e)	800,000	811,288
Northern Oil & Gas, Inc.:
8.130%, 03/01/2028(e)	1,780,000	1,808,944
8.750%, 06/15/2031(e)	289,000	298,668

See Notes to Financial Statements.

Annual Report | December 31, 2024	57

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Oil, Gas & Consumable Fuels (continued)
SM Energy Co.:
6.500%, 07/15/2028	$660,000	$656,529
7.000%, 08/01/2032(e)	208,000	205,275
Summit Midstream Holdings LLC, 8.625%, 10/31/2029(e)	590,000	612,511
Sunoco LP, 7.000%, 05/01/2029(e)	85,000	87,291
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	114,000	107,558
Talos Production, Inc., 9.375%, 02/01/2031(e)	1,220,000	1,244,889
W&T Offshore, Inc., 11.750%, 02/01/2026(e)	465,000	471,172
		33,090,519
Paper & Forest Products - 0.09%
Mercer International, Inc.:
12.875%, 10/01/2028(e)	300,000	323,311
5.125%, 02/01/2029	190,000	164,451
		487,762
Passenger Airlines - 0.78%
Allegiant Travel Co., 7.250%, 08/15/2027(e)	930,000	935,732
American Airlines, Inc., 7.250%, 02/15/2028(e)	1,175,000	1,205,436
JetBlue Airways Corp. / JetBlue Loyalty LP, 9.875%, 09/20/2031(e)	2,190,000	2,329,147
		4,470,315
Personal Care Products - 0.39%
Edgewell Personal Care Co., 5.500%, 06/01/2028(e)	1,100,000	1,077,625
HLF Financing Sarl LLC / Herbalife International, Inc., 4.875%, 06/01/2029(e)	1,609,000	1,134,345
		2,211,970
Professional Services - 0.11%
ASGN, Inc., 4.625%, 05/15/2028(e)	640,000	608,397

Real Estate Management & Development - 0.48%
Anywhere Real Estate Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(e)	596,000	477,792
Howard Hughes Corp., 4.125%, 02/01/2029(e)	1,750,000	1,618,375
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	450,000	408,687
4.750%, 02/01/2030	260,000	230,265
		2,735,119
Software - 0.51%
Fair Isaac Corp., 4.000%, 06/15/2028(e)	2,220,000	2,096,726
PTC, Inc., 4.000%, 02/15/2028(e)	850,000	809,028
		2,905,754
Specialized REITs - 0.29%
Uniti Group LP / Uniti Group Finance 2019, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	1,790,000	1,626,141

Specialty Retail - 0.18%
Upbound Group, Inc., 6.375%, 02/15/2029(e)	79,000	76,893
Victoria’s Secret & Co., 4.625%, 07/15/2029(e)	1,011,000	922,745
		999,638
Technology Hardware, Storage & Peripherals - 0.32%
Seagate HDD Cayman, 4.875%, 06/01/2027	1,032,000	1,017,599

See Notes to Financial Statements.

58	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

	Principal
	Amount	Value
Technology Hardware, Storage & Peripherals (continued)
Xerox Holdings Corp.:
5.500%, 08/15/2028(e)	$526,000	$451,776
8.875%, 11/30/2029(e)	380,000	341,827
		1,811,202
Textiles, Apparel & Luxury Goods - 0.14%
Wolverine World Wide, Inc., 4.000%, 08/15/2029(e)	930,000	817,811

Thrifts & Mortgage Finance (Discontinued) - 0.23%
LD Holdings Group LLC:
8.750%, 11/01/2027(e)	130,000	125,041
6.125%, 04/01/2028(e)	1,340,000	1,157,539
		1,282,580
Trading Companies & Distributors - 0.04%
Alta Equipment Group, Inc., 9.000%, 06/01/2029(e)	220,000	210,102

TOTAL CORPORATE BONDS
(Cost $156,568,247)		157,661,335

	Shares	Value
COMMON STOCK - 0.38%
Energy Equipment & Services - 0.22%
Brock Holdings III Inc.(b)(f)	164,832	–
Total Safety Holdings, LLC(b)(f)	2,951	1,106,625
Utex Industries Holdings, LLC(f)	3,182	134,175
		1,240,800
Health Care Providers & Services - 0.16%
Envision Healthcare Corp. Equity(f)	79,338	912,387

TOTAL COMMON STOCK
(Cost $9,129,123)		2,153,187

WARRANTS - 0.00%(g)
Energy Equipment & Services - 0.00%(g)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76(b)	7,955	3,182

TOTAL WARRANTS
(Cost $0)		3,182

SHORT TERM INVESTMENTS - 8.13%
Open-end Investment Companies - 8.13%
Fidelity Treasury Portfolio
(4.34% 7-Day Yield)	46,408,115	46,408,115

TOTAL SHORT TERM INVESTMENTS
(Cost $46,408,115)		46,408,115

See Notes to Financial Statements.

Annual Report | December 31, 2024	59

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

December 31, 2024

Total Investments- 170.53%
(Cost $985,474,614)	$973,146,622

Liabilities in Excess of Other Assets - (11.10)%	(63,340,022)

Mandatory Redeemable Preferred Shares - (7.91)% (liquidation preference plus distributions payable on term preferred shares)	(45,115,371)

Leverage Facility - (51.52)%	(294,000,000)

Net Assets - 100.00%	$570,691,229

Amounts above are shown as a percentage of net assets as of December 31, 2024.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US SOFR - 1 Month SOFR as of December 31, 2024 was 4.33%

3M US SOFR - 3 Month SOFR as of December 31, 2024 was 4.31%

6M US SOFR - 6 Month SOFR as of December 31, 2024 was 4.25%

1M CME TERM SOFR - 1 Month CME TERM SOFR as of December 31, 2024 was 4.33%

3M CME TERM SOFR - 3 Month CME TERM SOFR as of December 31, 2024 was 4.31%

6M CME TERM SOFR - 6 Month CME TERM SOFR as of December 31, 2024 was 4.25%

PRIME - US Prime Rate as of December 31, 2024 was 7.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2024, is based on the reference rate plus the displayed spread as of the security’s last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(d)	Security is in default as of period end.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $136,432,942, which represented approximately 23.91% of net assets as of December 31, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Non-income producing security.
(g)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

60	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Statements of Assets and Liabilities

December 31, 2024

	Senior Floating Rate	Long-Short Credit	Strategic Credit
	2027 Term Fund	Income Fund	2027 Term Fund
ASSETS:
Investments, at fair value (Cost $293,602,012, $264,854,157 and $985,474,614, respectively)	$291,140,498	$262,734,074	$973,146,622
Cash	–	321,374	456,499
Receivable for investment securities sold	20,561,419	8,408,448	29,295,778
Interest receivable	1,400,728	1,417,834	6,266,619
Net unrealized appreciation on unfunded loan commitments	6,719	5,734	19,765
Prepaid offering costs	457,181	88,920	751,100
Prepaid legal other	40,215	20,130	74,032
Prepaid expenses and other assets	85,672	93,910	237,178
Total Assets	313,692,432	273,090,424	1,010,247,593

LIABILITIES:
Payable to custodian overdraft	1,308	–	–
Payable for investment securities purchased	29,126,926	22,678,261	92,566,320
Leverage facility	90,600,000	80,500,000	294,000,000
Interest due on leverage facility	107,352	98,570	359,387
Distributions payable to common shareholders	1,404,922	1,232,703	3,975,130
Accrued investment advisory fee payable	376,921	241,064	770,808
Accrued fund accounting and administration fees payable	140,559	122,022	366,355
Accrued trustees’ fees payable	53,348	46,943	159,069
Other payables and accrued expenses	637,980	572,265	2,243,924
Mandatory redeemable preferred shares(a) (net of deferred financing costs of: –, – and $437,379, respectively)(a)	–	–	44,562,621
Distributions payable on mandatory redeemable preferred shares	–	–	552,750
Total Liabilities	122,449,316	105,491,828	439,556,364
Commitments and contingent liabilities (Note 8)
Net Assets Attributable to Common Shareholders	$191,243,116	$167,598,596	$570,691,229

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 13,008,542, 12,708,275 and 44,664,382 shares issued and outstanding)	$13,009	$12,708	$44,664
Paid-in capital in excess of par value	257,204,936	236,816,138	839,503,351
Total distributable earnings	(65,974,829)	(69,230,250)	(268,856,786)
Net Assets Attributable to Common Shareholders	$191,243,116	$167,598,596	$570,691,229

Net Asset Value per Common Share	$14.70	$13.19	$12.78

(a)	$1,000 liquidation value per share. 45,000 shares issued and outstanding for BGB .

See Notes to Financial Statements.

Annual Report | December 31, 2024	61

Blackstone Credit & Insurance Funds	Statements of Operations

For the Year Ended December 31, 2024

	Senior Floating Rate	Long-Short Credit	Strategic Credit
	2027 Term Fund	Income Fund	2027 Term Fund
INVESTMENT INCOME:
Interest	$27,367,019	$23,796,068	$87,121,845
Total Investment Income	27,367,019	23,796,068	87,121,845

EXPENSES:
Investment advisory fee	2,550,506	2,030,691	9,101,965
Fund accounting and administration fees	345,340	296,220	978,327
Insurance expense	4,525	3,325	26,515
Legal and audit fees	517,179	355,216	1,022,687
Custodian fees	210,218	53,696	178,182
Amortization of deferred financing costs	–	446,647	174,444
Trustees’ fees and expenses	148,680	125,140	399,751
Printing expense	32,816	34,839	76,679
Transfer agent fees	16,003	8,735	40,004
Interest on leverage facility	5,971,785	5,447,284	20,664,461
Other expenses	6,681	2,194	20,825
Distributions to mandatory redeemable preferred shares	–	–	2,970,000
Total Expenses	9,803,733	8,803,987	35,653,840
Net Investment Income	17,563,286	14,992,081	51,468,005

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities and unfunded loan commitments	(1,687,621)	(700,450)	1,354,482
Net realized gain/(loss):	(1,687,621)	(700,450)	1,354,482
Net change in unrealized appreciation/(depreciation) on:
Investment securities	2,681,774	2,017,641	3,008,456
Net change in unrealized appreciation/(depreciation) on investments	2,681,774	2,017,641	3,008,456
Net Realized and Unrealized Gain on Investments	994,153	1,317,191	4,362,938

Net Increase in Net Assets Attributable to Common Shares from Operations	$18,557,439	$16,309,272	$55,830,943

See Notes to Financial Statements.

62	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Statements of Changes in Net Assets

	Senior Floating Rate		Long-Short Credit		Strategic Credit
	2027 Term Fund		Income Fund		2027 Term Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023
FROM OPERATIONS:
Net investment income(a)	$17,563,286	$17,810,755	$14,992,081	$16,070,215	$51,468,005	$51,138,592
Net realized gain/(loss)	(1,687,621)	(5,625,243)	(700,450)	(7,329,703)	1,354,482	(25,331,662)
Net change in unrealized appreciation/(depreciation) on Investment securities	2,681,774	14,680,231	2,017,641	15,691,034	3,008,456	54,842,312
Net Increase in Net Assets Attributable to Common Shares from Operations	18,557,439	26,865,743	16,309,272	24,431,546	55,830,943	80,649,242

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(17,639,582)	(18,680,266)	(15,631,178)	(17,041,796)	(50,604,744)	(54,043,902)
Net Decrease in Net Assets from Distributions to Common Shareholders	(17,639,582)	(18,680,266)	(15,631,178)	(17,041,796)	(50,604,744)	(54,043,902)

Net Increase in Net Assets Attributable to Common Shares	917,857	8,185,477	678,094	7,389,750	5,226,199	26,605,340

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	190,325,259	182,139,782	166,920,502	159,530,752	565,465,030	538,859,690
End of period	$191,243,116	$190,325,259	$167,598,596	$166,920,502	$570,691,229	$565,465,030

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund’s mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 10 - Leverage. BGB recorded distributions of $2,970,000, to holders of Series B MRPS for the fiscal year ended December 31, 2024. For the fiscal year ended December 31, 2023, BGX and BGB recorded distributions of $416,686 and $2,183,294, respectively, to holders of the Series A and Series B MRPS. See Note 11 for details on tax characterization of distributions.

See Notes to Financial Statements.

Annual Report | December 31, 2024	63

Blackstone Credit & Insurance Funds	Statements of Cash Flows

For the Year Ended December 31, 2024

	Senior Floating Rate	Long-Short Credit	Strategic Credit
	2027 Term Fund	Income Fund	2027 Term Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$18,557,439	$16,309,272	$55,830,943
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(320,450,271)	(325,001,545)	(1,335,179,674)
Payment-in-kind interest	88,349	77,473	248,762
Proceeds from disposition of investment securities	318,820,958	322,108,393	1,326,378,698
Net discounts (accreted)/premiums amortized	(938,532)	(1,086,944)	(4,926,010)
Net realized gains / (losses) on:
Investment securities and unfunded loan commitments	1,687,621	700,450	(1,354,482)
Net change in unrealized appreciation on:
Investment securities	(2,681,774)	(2,017,641)	(3,008,456)
Net (purchases) / sales of short term investments	3,259,809	(3,339,419)	(30,170,552)
Amortization of deferred financing costs	–	446,647	174,444
(Increase)/Decrease in assets:
Interest receivable	467,481	393,719	586,539
Prepaid legal other	(40,215)	(20,130)	(74,032)
Receivable for Investments sold	(17,851,661)	(6,908,899)	(21,984,611)
Prepaid offering costs	(98,656)	357,727	(751,100)
Net unrealized appreciation on unfunded loan commitments	(1,416)	(1,406)	(6,325)
Prepaid expenses and other assets	(60,639)	(74,196)	(140,219)
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	–	49,500
Interest due on loan facility	(380,436)	(501,193)	(2,669,740)
Accrued investment advisory fees payable	21,697	70,875	13,435
Payable to custodian due to overdraft	1,308	–	–
Payable for investments purchased	16,286,504	11,333,948	55,987,262
Accrued fund accounting and administration expense payable	14,065	4,463	14,029
Accrued trustees’ fees payable	28,255	19,617	43,165
Other payables and accrued expenses	(16,724)	(97,509)	439,806
Net Cash Provided by Operating Activities	16,713,162	12,773,702	39,501,382

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	92,600,000	86,800,000	315,400,000
Payments on leverage facility	(91,600,000)	(83,500,000)	(304,000,000)
Payment of deferred financing costs	–	–	(174,444)
Distributions paid - common shareholders - net of distributions reinvested	(17,717,634)	(15,707,427)	(50,828,066)
Debt issuance cost	–	(446,647)	–
Net Cash Used in Financing Activities	(16,717,634)	(12,854,074)	(39,602,510)

Net Decrease in Cash	(4,472)	(80,372)	(101,128)
Cash, beginning balance	$4,472	$401,746	$557,627
Cash, ending balance	$–	$321,374	$456,499

Supplemental disclosure of cash flow information:
Interest paid on leverage facility during the year	$6,352,221	$5,948,477	$23,334,201

See Notes to Financial Statements.

64	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.63	$14.00	$16.21	$15.88
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.35	1.37	1.04	1.02
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.08	0.70	(2.39)	0.30
Total Income/(Loss) from Investment Operations	1.43	2.07	(1.35)	1.32

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.36)	(1.44)	(0.86)	(0.99)
Total Distributions to Common Shareholders	(1.36)	(1.44)	(0.86)	(0.99)

Net asset value per common share - end of period	$14.70	$14.63	$14.00	$16.21
Market price per common share - end of period	$14.34	$13.35	$12.43	$17.17

Total Investment Return - Net Asset Value(b)	10.42%	16.64%	(8.01%)	8.57%
Total Investment Return - Market Price(b)	18.05%	19.88%	(22.89%)	28.43%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$191,243	$190,325	$182,140	$219,387
Ratio of expenses to average net assets attributable to common shares	5.08%	4.69%	3.18%	2.36%
Ratio of expenses to average managed assets(c)	3.46%	3.28%	2.16%	1.60%
Ratio of net investment income to average net assets attributable to common shares	9.11%	9.50%	6.95%	6.23%
Portfolio turnover rate	112%	60%	75%	97%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$90,600	$89,600	$85,000	$105,500
Average borrowings outstanding during the period (000s)	$90,589	$80,626	$94,819	$105,974
Asset coverage, end of period per $1,000(d)	$3,111	$3,124	$3,143	$3,079

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020 (e)	December 31, 2019	December 31, 2018	December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.41	$16.48	$17.57	$17.61
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.08	1.31	1.32	1.26
Net realized and unrealized loss on investments, foreign currency transactions and unfunded loan commitments	(0.72)	(0.06)	(1.00)	(0.14)
Total Income from Investment Operations	0.36	1.25	0.32	1.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.09)	(1.32)	(1.41)	(1.16)
Total Distributions to Common Shareholders	(1.09)	(1.32)	(1.41)	(1.16)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	0.20	–	–	–
Total Capital Share Transactions	0.20	–	–	–
Net asset value per common share - end of period	$15.88	$16.41	$16.48	$17.57
Market price per common share - end of period	$14.22	$16.15	$15.33	$18.00

Total Investment Return - Net Asset Value(b)	4.98%	7.92%	1.88%	6.67%
Total Investment Return - Market Price(b)	(4.48%)	14.17%	(7.49%)	6.44%

See Notes to Financial Statements.

Annual Report | December 31, 2024	65

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020 (e)	December 31, 2019	December 31, 2018	December 31, 2017
RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$215,253	$250,848	$251,645	$267,903
Ratio of expenses to average net assets attributable to common shares	2.75%	3.54%	3.35%	3.01%
Ratio of expenses to average managed assets(c)	1.87%	2.37%	2.25%	2.02%
Ratio of net investment income to average net assets attributable to common shares	7.19%	7.82%	7.49%	7.11%
Portfolio turnover rate	76%	40%	88%	135%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$100,000	$123,500	$124,000	$132,000
Average borrowings outstanding during the period (000s)	$104,521	$125,408	$132,067	$132,323
Asset coverage, end of period per $1,000(d)	$3,153	$3,031	$3,029	$3,030

	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.96	$18.08
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.24	1.22
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	1.57	(2.17)
Total Income/(Loss) from Investment Operations	2.81	(0.95)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.16)	(1.17)
Total Distributions to Common Shareholders	(1.16)	(1.17)

Net asset value per common share - end of period	$17.61	$15.96
Market price per common share - end of period	$18.08	$14.85

Total Investment Return - Net Asset Value(b)	18.44%	(5.19%)
Total Investment Return - Market Price(b)	30.70%	(4.72%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$268,153	$242,874
Ratio of expenses to average net assets attributable to common shares	2.59%	2.48%
Ratio of expenses to average managed assets(c)	1.74%	1.67%
Ratio of net investment income to average net assets attributable to common shares	7.48%	6.84%
Portfolio turnover rate	99%	65%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$131,000	$119,500
Average borrowings outstanding during the period (000s)	$122,782	$132,372
Asset coverage, end of period per $1,000(d)	$3,047	$3,032

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(c)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(d)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.
(e)	Prior to December 10, 2020 the Blackstone Senior Floating Rate 2027 Term Fund was known as the Blackstone / GSO Senior Floating Rate Term Fund.

See Notes to Financial Statements.

66	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended
	December 31, 2024		December 31, 2023		December 31, 2022	December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period		$13.13		$12.55	$15.22	$14.94
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)		1.18		1.26	1.06	1.06
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments		0.11		0.66	(2.85)	0.25
Total Income/(Loss) from Investment Operations		1.29		1.92	(1.79)	1.31

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income		(1.23)		(1.34)	(0.88)	(1.03)
Total Distributions to Common Shareholders		(1.23)		(1.34)	(0.88)	(1.03)

Net asset value per common share - end of period		$13.19		$13.13	$12.55	$15.22
Market price per common share - end of period		$12.44		$11.45	$10.84	$14.70

Total Investment Return - Net Asset Value(c)		10.66%		17.64%	(11.19%)	9.26%
Total Investment Return - Market Price(c)		19.69%		18.77%	(20.58%)	17.48%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)		$167,599		$166,921	$159,531	$193,368
Ratio of expenses to average net assets attributable to common shares		5.20%		5.24%	3.67%	2.69%
Ratio of expenses to average managed assets(d)		3.54%		3.39%	2.24%	1.67%
Ratio of net investment income to average net assets attributable to common shares		8.86%		9.77%	7.68%	6.89%
Portfolio turnover rate		129%		88%	94%	90%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$	N/A	$	N/A	$20,125	$20,128
Total shares outstanding (000s)		–		–	20	20
Asset coverage , end of period per $1,000(e)	$	N/A	$	N/A	$2,550	$2,626
Liquidation preference per share	$	N/A	$	N/A	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$80,500		$77,200	$82,800	$98,900
Average borrowings outstanding during the period (000s)		$79,580		$78,190	$92,127	$100,347
Asset coverage, end of period per $1,000(f)		$3,082		$3,162	$3,170	$3,157

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020 (g)	December 31, 2019	December 31, 2018	December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.74	$15.62	$17.09	$16.94
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.18	1.46	1.46	1.34
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.79)	0.12	(1.32)	0.05
Total Income from Investment Operations	0.39	1.58	0.14	1.39

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.19)	(1.46)	(1.61)	(1.24)
Total Distributions to Common Shareholders	(1.19)	(1.46)	(1.61)	(1.24)

Net asset value per common share - end of period	$14.94	$15.74	$15.62	$17.09
Market price per common share - end of period	$13.42	$15.64	$13.74	$15.92

See Notes to Financial Statements.

Annual Report | December 31, 2024	67

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020 (g)	December 31, 2019	December 31, 2018	December 31, 2017
Total Investment Return - Net Asset Value(c)	4.41%	10.73%	1.25%	8.85%
Total Investment Return - Market Price(c)	(5.62%)	25.08%	(4.40%)	7.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$189,901	$199,982	$198,399	$217,067
Ratio of expenses to average net assets attributable to common shares	3.08%	3.85%	3.73%	3.03%
Ratio of expenses to average managed assets(d)	1.89%	2.36%	2.31%	1.93%
Ratio of net investment income to average net assets attributable to common shares	8.28%	9.15%	8.52%	7.82%
Portfolio turnover rate	77%	40%	75%	126%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,128	$20,128	$20,122	$20,121
Total shares outstanding (000s)	20	20	20	20
Asset coverage , end of period per $1,000(e)	$2,638	$2,562	$2,556	$2,644
Liquidation preference per share	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$95,900	$108,000	$107,500	$112,000
Average borrowings outstanding during the period (000s)	$93,946	$109,385	$115,392	$105,633
Asset coverage, end of period per $1,000(f)	$3,189	$3,037	$3,032	$3,117

	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.37	$17.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.40	1.48
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	1.60	(2.66)
Total Income/(Loss) from Investment Operations	3.00	(1.18)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.43)	(1.27)
Total Distributions to Common Shareholders	(1.43)	(1.27)

Net asset value per common share - end of period	$16.94	$15.37
Market price per common share - end of period	$15.92	$13.48

Total Investment Return - Net Asset Value(c)	21.21%	(6.04%)
Total Investment Return - Market Price(c)	29.89%	(5.44%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$215,236	$195,204
Ratio of expenses to average net assets attributable to common shares	2.58%	2.07%
Ratio of expenses to average managed assets(d)	1.73%	1.43%
Ratio of net investment income to average net assets attributable to common shares	8.67%	8.45%
Portfolio turnover rate	103%	72%

See Notes to Financial Statements.

68	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,125	$	N/A
Total shares outstanding (000s)	20		–
Asset coverage , end of period per $1,000(e)	$2,905	$	N/A
Liquidation preference per share	$1,000	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$93,000		$96,000
Average borrowings outstanding during the period (000s)	$93,684		$100,261
Asset coverage, end of period per $1,000(f)	$3,314		$3,033

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company’s MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 10 - Leverage.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000. On July 27, 2023, BGX redeemed all of its outstanding Series A mandatory redeemable preferred shares at liquidation value in the amount of $20,000,000.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000. On July 27, 2023, BGX redeemed all of its outstanding Series A mandatory redeemable preferred shares at liquidation value in the amount of $20,000,000.
(g)	Prior to December 10, 2020 the Blackstone Long-Short Credit Income Fund was known as the Blackstone / GSO Long-Short Credit Income Fund.

See Notes to Financial Statements.

Annual Report | December 31, 2024	69

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020 (a)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.66	$12.06	$14.44	$14.19	$15.25
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	1.15	1.14	0.93	0.93	1.08
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.10	0.67	(2.53)	0.21	(1.04)
Total Income/(Loss) from Investment Operations	1.25	1.81	(1.60)	1.14	0.04

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.13)	(1.21)	(0.78)	(0.89)	(1.10)
Total Distributions to Common Shareholders	(1.13)	(1.21)	(0.78)	(0.89)	(1.10)

Net asset value per common share - end of period	$12.78	$12.66	$12.06	$14.44	$14.19
Market price per common share - end of period	$12.23	$11.32	$10.58	$13.49	$12.48

Total Investment Return - Net Asset Value(d)	10.77%	17.10%	(10.68%)	8.60%	2.03%
Total Investment Return - Market Price(d)	18.55%	19.36%	(16.13%)	15.36%	(4.83%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$570,691	$565,465	$538,860	$645,050	$633,741
Ratio of expenses to average net assets attributable to common shares	6.22%	5.70%	3.67%	2.78%	3.15%
Ratio of expenses to average managed assets(e)	3.92%	3.65%	2.32%	1.77%	2.00%
Ratio of net investment income to average net assets attributable to common shares	8.98%	9.22%	7.08%	6.36%	7.90%
Portfolio turnover rate	144%	81%	81%	101%	77%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,115	$44,891	$45,281	$45,287	$45,287
Total shares outstanding (000s)	45	45	45	45	45
Asset coverage, end of period per $1,000(f)	$2,683	$2,726	$2,715	$2,749	$2,790
Liquidation preference per share	$1,000	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$294,000	$282,600	$268,900	$323,800	$309,100
Average borrowings outstanding during the period (000s)	$292,352	$266,066	$300,105	$325,709	$306,661
Asset coverage, end of period per $1,000(g)	$3,093	$3,160	$3,172	$3,131	$3,196

(a)	Prior to December 10, 2020 the Blackstone Strategic Credit 2027 Term Fund was known as the Blackstone / GSO Strategic Credit Fund.
(b)	Calculated using average common shares outstanding.
(c)	Distributions on the Company’s MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 10 - Leverage.

See Notes to Financial Statements.

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Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000. On July 25, 2023, BGB issued 45,000 4-year Series B mandatory redeemable preferred shares with a liquidation value of $45,000,000. On July 27, 2023, BGB redeemed all of its outstanding Series A mandatory redeemable preferred shares at liquidation value in the amount of $45,000,000.
(g)	Calculated by subtracting the Fund’s total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000. On July 25, 2023, BGB issued 45,000 4-year Series B mandatory redeemable preferred shares with a liquidation value of $ 45,000,000. On July 27, 2023, BGB redeemed all of its outstanding Series A mandatory redeemable preferred shares at liquidation value in the amount of $45,000,000.

See Notes to Financial Statements.

Annual Report | December 31, 2024	71

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate 2027 Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the BSL Board approved a proposal to amend BSL’s charter to allow an extension of up to five years in length (the “Charter Amendment”). The BSL Board also approved a proposal to extend the term of BSL by five years by changing BSL’s scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

On January 26, 2022, the Securities and Exchange Commission (the "SEC") declared effective a registration statement filed under the “shelf” registration process for BSL. Pursuant to the shelf registration, BSL may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BSL designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On February 1, 2022, BSL launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. During the year ended December 31, 2022, BSL sold 2,004 common shares totaling $32,583, net of offering costs of $87, pursuant to this shelf registration. For the year ended December 31, 2024, BSL did not sell any shares pursuant to this shelf registration.

Blackstone Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

On May 22, 2020, the SEC declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through ATM offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. On July 30, 2021, the SEC declared effective an updated shelf registration statement and BGX filed an updated prospectus supplement with respect to the ATM offering on August 19, 2021. BGX’s ATM offering expired on July 30, 2024, and BGX did not sell any shares pursuant to this shelf registration.

Blackstone Strategic Credit 2027 Term Fund (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

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Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act. The name changes of BSL and BGB became effective on March 6, 2023.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (’’Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined in Note 3) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. Each Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. Each Fund operates as a single operating segment. As a result, the Funds’ segment accounting policies are consistent with those described herein and the Funds do not have any intra-segment sales and transfers of assets. See “Note 13. Segment Reporting”for further information.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Open-end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

Annual Report | December 31, 2024	73

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

In accordance with Rule 2a-5 under the 1940 Act, the Funds’ Board of Trustees (the “Board”) has designated the Adviser as the valuation designee to perform fair value determinations related to each Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as the valuation designee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

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Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of December 31, 2024:

Blackstone Senior Floating Rate 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Building Products	$–	$4,606,800	$788,257	$5,395,057
Commercial Services & Supplies	–	13,630,252	595,773	14,226,025
Diversified Consumer Services	–	3,982,133	213,768	4,195,901
Financial Services	–	5,156,957	988,575	6,145,532
Interactive Media & Services	–	1,255,131	1,280,900	2,536,031
IT Services	–	11,579,982	364,902	11,944,884
Mortgage Real Estate Investment Trusts (REITs)	–	–	450,161	450,161
Professional Services	–	24,514,961	684,915	25,199,876
Real Estate Management & Development	–	–	1,383,398	1,383,398
Software	–	36,965,019	1,372,525	38,337,544
Trading Companies & Distributors	–	8,013,756	398,925	8,412,681
Transportation Infrastructure	–	–	620,779	620,779
Other	–	155,237,367	–	155,237,367
Collateralized Loan Obligation Securities Financial Services	–	–	11,762,047	11,762,047
Common Stock	–	334,547	–	334,547
Short-Term Investments	4,958,668	–	–	4,958,668
Total	$4,958,668	$265,276,905	$20,904,925	$291,140,498

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	5,487	1,232	6,719
Total	–	5,487	1,232	6,719

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2024, the Fund’s outstanding borrowings of $90,600,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

Annual Report | December 31, 2024	75

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

Blackstone Long-Short Credit Income Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Building Products	$–	$3,755,415	$690,529	$4,445,944
Commercial Services & Supplies	–	10,708,276	527,475	11,235,751
Diversified Consumer Services	–	2,638,688	187,407	2,826,095
Financial Services	–	3,671,706	877,613	4,549,319
Interactive Media & Services	–	1,511,950	575,332	2,087,282
IT Services	–	6,881,325	350,656	7,231,981
Mortgage Real Estate Investment Trusts (REITs)	–	–	405,110	405,110
Professional Services	–	18,106,103	600,542	18,706,645
Real Estate Management & Development	–	–	1,014,338	1,014,338
Software	–	30,455,567	1,214,700	31,670,267
Trading Companies & Distributors	–	5,967,435	731,327	6,698,762
Transportation Infrastructure	–	–	539,808	539,808
Other	–	123,899,695	–	123,899,695
Collateralized Loan Obligation Securities Financial Services	–	–	11,502,297	11,502,297
Corporate Bonds	–	25,877,311	–	25,877,311
Common Stock	–	273,711	–	273,711
Short Term Investments	9,769,758	–	–	9,769,758
Total	$9,769,758	$233,747,182	$19,217,134	$262,734,074

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	4,490	1,244	5,734
Total	–	4,490	1,244	5,734

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2024, the Fund’s outstanding borrowings of $80,500,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

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Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

o

Blackstone Strategic Credit 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Building Products	$–	$13,561,323	$2,521,674	$16,082,997
Commercial Services & Supplies	–	41,728,576	1,805,802	43,534,378
Diversified Consumer Services	–	11,292,094	633,578	11,925,672
Financial Services	–	10,991,874	3,177,563	14,169,437
Interactive Media & Services	–	5,426,820	1,852,287	7,279,107
IT Services	–	26,632,695	1,138,338	27,771,033
Mortgage Real Estate Investment Trusts (REITs)	–	–	1,441,523	1,441,523
Professional Services	–	59,726,079	2,188,752	61,914,831
Real Estate Management & Development	–	–	3,864,741	3,864,741
Software	–	105,131,563	4,405,275	109,536,838
Trading Companies & Distributors	–	22,235,162	2,671,181	24,906,343
Transportation Infrastructure	–	–	1,988,292	1,988,292
Other	–	442,505,611	–	442,505,611
Corporate Bonds	–	157,661,335	–	157,661,335
Common Stock
Energy Equipment & Services	–	134,175	1,106,625	1,240,800
Health Care Providers & Services	–	912,387	–	912,387
Warrants
Energy Equipment & Services	–	–	3,182	3,182
Short Term Investments	46,408,115	–	–	46,408,115
Total	$46,408,115	$897,939,694	$28,798,813	$973,146,622

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	14,788	4,977	19,765
Total	–	14,788	4,977	19,765

*	Refer to each Fund’s Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2024, the Fund’s outstanding borrowings of $294,000,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

Annual Report | December 31, 2024	77

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate 2027 Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$9,566,894	$13,259,309	$247,274	$1,036	$23,074,513
Accrued Discount/premium	7,837	6,906	–	–	14,743
Realized Gain/(Loss)	28,582	(28,753)	–	–	(171)
Change in Unrealized Appreciation/(Depreciation)	562,256	340,701	87,273	196	990,426
Purchases(1)	8,583,291	2,513,300	–	–	11,096,591
Sales Proceeds(2)	(9,741,759)	(4,329,416)	–		(14,071,175)
Transfer into Level 3	1,669,143	–	–	–	1,669,143
Transfer Out of Level 3	(1,533,366)	–	(334,547)	–	(1,867,913)
Balance as of December 31, 2024	$9,142,878	$11,762,047	$–	$1,232	$20,906,157
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2024	$503,494	$255,676	$–	$1,232	$760,402

Blackstone Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$7,867,628	$12,768,682	$202,309	$973	$20,839,592
Accrued Discount/premium	4,519	9,960	–	–	14,479
Realized Gain/(Loss)	33,024	(5,662)	–	–	27,362
Change in Unrealized Appreciation/(Depreciation)	489,922	298,546	71,403	271	860,142
Purchases(1)	7,764,810	2,009,500	–	–	9,774,310
Sales Proceeds(2)	(7,905,138)	(3,578,729)	–	–	(11,483,867)
Transfer into Level 3	922,237	–	–	–	922,237
Transfer Out of Level 3	(1,462,165)	–	(273,712)	–	(1,735,877)
Balance as of December 31, 2024	$7,714,837	$11,502,297	$–	$1,244	$19,218,378
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2024	$439,397	$210,676	$–	$1,244	$651,317

Blackstone Strategic Credit 2027 Term Fund	Floating Rate Loan Interests	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$21,296,184	$1,780,998	$3,182	$2,034	$23,082,398
Accrued Discount/premium	963,258	–	–	–	963,258
Realized Gain/(Loss)	81,696	–	–	–	81,696
Change in Unrealized Appreciation/(Depreciation)	1,514,538	238,014	–	2,943	1,755,495
Purchases(1)	27,810,106	–	–	–	27,810,106
Sales Proceeds(2)	(24,173,879)	–	–		(24,173,879)
Transfer into Level 3	2,654,775	–	–	–	2,654,775
Transfer Out of Level 3	(2,457,672)	(912,387)	–	–	(3,370,059)
Balance as of December 31, 2024	$27,689,006	$1,106,625	$3,182	$4,977	$28,803,790
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2024	$1,483,558	$–	$–	$4,977	$1,488,535

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

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Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Information about Level 3 fair value measurements as of December 31, 2024:

Blackstone Senior Floating Rate 2027 Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$9,142,878	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	11,762,047	Third Party Vendor Pricing Services	Broker Quotes	N/A
Unfunded Loan Commitments	1,232	Third Party Vendor Pricing Services	Broker Quotes	N/A

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$7,714,837	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	11,502,297	Third Party Vendor Pricing Services	Broker Quotes	N/A
Unfunded Loan Commitments	1,244	Third Party Vendor Pricing Services	Broker Quotes	N/A

Blackstone Strategic Credit 2027 Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$27,689,006	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	–	Performance Multiple Methodology	EBITDA Multiple	7.38x
	1,106,625	Third Party Vendor Pricing Services	Broker Quotes	N/A
Warrants	3,182	Third Party Vendor Pricing Services	Broker Quotes	N/A
Unfunded Loan Commitments	4,977	Third Party Vendor Pricing Services	Broker Quotes	N/A

A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Broker Quotes	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the year ended December 31, 2024, Management has analyzed the tax positions taken by the Funds and has concluded that no income tax provisions are required.

Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Funds as a whole.

As of and during the year ended December 31, 2024, the Funds did not incur a liability arising from any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such not incorporated any uncertain tax positions that result in a provision for income taxes.

Annual Report | December 31, 2024	79

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income determined after the payment of dividends and/or interest, if any, owed with respect to any outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gain distributions at least annually, if any. The Funds utilize a "dynamic" distribution strategy that is based on the net investment income earned by the Funds. The Funds declare a set of monthly distributions each quarter in amounts closely tied to the Funds’ recent average monthly net investment income. As a result, the monthly distribution amounts for the Funds typically vary when compared quarter over quarter. A distribution may be treated as paid by December 31 of any calendar year if such a distribution is declared by the Fund in October, November or December with a record date in such a month and is paid by the Fund prior to January 31 of the following calendar year. Such distributions may be taxable to shareholders in the calendar year in which the distributions are declared, rather than taxable to shareholders in the calendar year in which the distributions are paid.

Offering Costs: Offering costs incurred in connection with BSL’s shelf registration statement, through December 31, 2024, are approximately $457,181. The Statement of Assets and Liabilities reflects the current offering costs of $457,181 as prepaid offering cost. These offering costs will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

Offering costs incurred in connection with BGX’s shelf registration statement, which expired on July 30, 2024, through December 31, 2024, are approximately $557,435. The Statements of Operations reflect the remaining deferred offering costs which were fully expensed at the end of the shelf offering period.

The estimates and assumptions underlying the Funds’ financial statements are based on the information available as of December 31, 2024. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Management Fees: The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset-based finance and insurance asset management business unit of Blackstone Inc., “Blackstone Credit & Insurance”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee (“Reduced Management Fee”), from an annual rate of 1.00% to 0.90% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. Due to the approval of the extension of the BSL term to May 31, 2027, the Reduced Management Fee will continue through BSL’s dissolution date. If BSL’s term is extended again by shareholders beyond May 31, 2027, the Reduced Management Fee will be assessed at that time. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s total assets (including any assets attributable to any leverage used) minus the sum of BGB’s accrued liabilities (other than Fund liabilities incurred for any leverage) ("BGB Managed Assets").

For the year ended December 31, 2024, management fees are included on the Statement of Operations. As of December 31, 2024, accrued payables relating to management fees are included on the Statement of Assets and Liabilities.

Trustee Fees: Effective January 1, 2024, the Funds agreed to pay a retainer fee of $155,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit & Insurance or ALPS Fund Services, Inc. (“ALPS”). The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also agreed to receive a retainer fee of $12,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $16,000 per annum from the Funds.

The Board implemented a Trustee Emeritus program (the “Program”) in November 2021. A Trustee Emeritus appointed under the Program will receive compensation equal to 10% of his or her retainer for serving as a Trustee as of the date on which the Board appoints such person as Trustee Emeritus. The term of service of a Trustee Emeritus expires twelve months from the date of the Trustee’s retirement from the Board.

80	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

Fund Accounting and Administration Fees: ALPS serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of each fund’s respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

Custodian and Transfer Agent: The Bank of New York Mellon serves as the Funds’ custodian. Computershare Inc. (“Computershare”) serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended December 31, 2024, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone Senior Floating Rate 2027 Term Fund	$320,264,110	$320,393,372
Blackstone Long-Short Credit Income Fund	324,753,641	323,659,294
Blackstone Strategic Credit 2027 Term Fund	1,333,944,858	1,328,305,480

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party of the Funds. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statements of Operations.

During the year ended December 31, 2024, none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C ("FINCO"), an affiliate of the Adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $146,471, $139,757 and $412,608 for BSL, BGX, and BGB, respectively, as of the year ended December 31, 2024, is recorded as other payables and accrued expenses on the Funds’ Statements of Assets and Liabilities.

Blackstone Securities Partners L.P. (“BSP”), an affiliate of BSL and of the Adviser, serves as the Distributor for BSL’s ATM offering of common shares of beneficial interest (“BSL Common Shares”) under a distribution agreement with BSL (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BSL compensates BSP with respect to the sale of BSL Common Shares in the ATM offering at a commission rate of 1.00% of the gross proceeds of the sale of BSL Common Shares. Additionally, BSP entered into a sub-placement agent agreement with UBS Securities LLC (the “Sub-Placement Agent”) and of the commission rate of 1.00%, BSP will compensate the Sub-Placement Agent at a rate of 0.80% of the gross proceeds of the sale of BSL’s Common Shares sold through the Sub-Placement Agent. For the year ended December 31, 2024, BSL did not sell any shares, pursuant to this shelf registration and $0 gross proceeds were rebated by BSP back to BSL.

Annual Report | December 31, 2024	81

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

NOTE 6. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone Senior Floating Rate 2027 Term Fund	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Common shares outstanding - beginning of period	13,008,542	13,008,542
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	13,008,542	13,008,542

Blackstone Long-Short Credit Income Fund	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Common shares outstanding - beginning of period	12,708,275	12,708,275
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	12,708,275	12,708,275

Blackstone Strategic Credit 2027 Term Fund	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 7. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than liabilities related to the principal amount of leverage). BGX defines its managed assets as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). Under normal market conditions, at least 80% of BGB’s Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. At December 31, 2024, 93.84% of BSL’s Managed Assets were held in Senior Loans, 86.38% of BGX’s Managed Assets were held in Secured Loans, and 101.51% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the Secured Overnight Financing Rate (“SOFR”), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

82	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At December 31, 2024, BSL, BGX and BGB had invested $9,287,486, $8,252,756, and $26,973,138, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

BSL and BGX have invested in CLO securities. A CLO is a financing entity (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, each fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

Annual Report | December 31, 2024	83

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

NOTE 8. GENERAL COMMITMENTS AND CONTINGENCIES

As of December 31, 2024, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Senior Floating Rate 2027 Term Fund		Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit 2027 Term Fund
Borrower	Par Value	Fair Value	Par Value	Fair Value	Par Value	Fair Value
Action Environmental Group, Inc., First Lien Term Loan	$98,592	$99,824	$99,540	$100,784	$398,160	$403,137
Focus Financial Partners, LLC., First Lien Term Loan	100,456	101,504	60,892	61,527	195,640	197,682
Groundworks LLC., First Lien Term Loan	95,551	96,173	170,069	171,174	557,677	561,300
Hanger, Inc., First Lien Term Loan	53,492	54,087	47,488	48,016	171,940	173,853
June Purchaser/Janney Montgomery 9/24 Delayed TL 1., First Lien Term Loan	109,584	110,937	97,284	98,485	352,235	356,583
R1 RCM 10/24 Cov-Lite., First Lien Term Loan	91,474	91,794	80,301	80,583	293,740	294,770
Signia Aerospace 11/24., First Lien Term Loan	58,416	58,526	51,287	51,384	187,327	187,679
US Fertility 10/24 Delayed TL 1L., First Lien Term Loan	13,565	13,701	12,174	12,296	43,826	44,265
Total	$621,130	$626,546	$619,035	$624,249	$2,200,545	$2,219,269

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the year ended December 31, 2024, BSL, BGX, and BGB recorded net unrealized appreciation on unfunded loan commitments totaling $6,719, $5,734, and $19,765, respectively.

The Funds entered into a separate agreement with a third-party lender, whereby the Funds may be required to provide funding to participate in a loan agreement. As of December 31, 2024, the amounts committed, but not yet funded, pursuant to this agreement are $2.9 million for BSL, $2.6 million for BGX and $9.4 million for BGB.

NOTE 9. CREDIT DEFAULT SWAPS

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

During the year ended December 31, 2024, BGX did not enter into any credit default swaps.

84	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

NOTE 10. LEVERAGE

On July 27, 2016, BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (the “Series A MRPS”). BGX issued 20,000 Series A MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 Series A MRPS with a total liquidation value of $45,000,000. As of February 11, 2021, the Series A MRPS of BGB and BGX were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on both BGB’s Series A MRPS and BGX’s Series A MRPS to “A”. The downgrades were driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Funds’ credit profiles. The dividend rate on the Funds’ Series A MRPS would have increased if the credit rating for the relevant Fund were downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the Series A MRPS was July 27, 2023, and on that date, BGB and BGX redeemed all of their outstanding Series A MRPS at liquidation value in the amount of $45,000,000 and $20,000,000, respectively. Prior to redemption, BGB and BGX made quarterly dividend payments on the Series A MRPS at an annual dividend rate of 3.61%. On July 25, 2023 BGB issued 45,000 4-year mandatory redeemable preferred shares (the “Series B MRPS”) with a par value of $0.001 per share and a total liquidation value of $45,000,000. As of July 25, 2023, the Series B MRPS were rated “A” by Fitch Ratings. The Series B MRPS are redeemable on July 25, 2027, and pay quarterly distributions at an annual dividend rate of 6.60%. The dividend rate on the Fund’s Series B MRPS will increase if the Fund’s credit rating is downgraded below "A" by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB used substantially all of the proceeds of the offering to fund the redemption payment for the Series A MRPS. Due to the terms of the Series B MRPS, face value approximates fair value at December 31, 2024. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of Series A MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs were amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. In connection with BGB’s issuance of Series B MRPS, certain costs were incurred by BGB and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 25, 2023 (day of issuance) through July 25, 2027 (final redemption date) and are shown on BGB’s Statements of Operations under amortization of deferred financing costs.

Except for matters that do not require the vote of the holders of Series B MRPS under the 1940 Act and except as otherwise provided in BGB’s Declaration of Trust, Bylaws, or the applicable Securities Purchase Agreement or as otherwise required by applicable law, each holder of Series B MRPS shall be entitled to one vote for each Series B MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has terminated its previously existing leverage facilities (the “Prior Leverage Facilities”) and entered into a new, separate Credit Agreement (each, an “Agreement”) with a new lender to borrow money pursuant to an evergreen revolving line of credit (each, a “Leverage Facility”) for BSL, BGX and BGB. Each Leverage Facility does not have a scheduled maturity date, but can be terminated (i) by the applicable Fund upon at least three (3) business days’ written notice to the lender under the applicable Leverage Facility or (ii) by such lender on the latest to occur of (a) the 365th day after the initial closing date of such Leverage Facility, (b) the 270th day after such lender delivers a notice of termination to the applicable Fund or (c) a later date specified by such lender in the applicable notice of termination.

BSL entered into an agreement dated December 24, 2024, to borrow up to a limit of $100 million (“BSL Revolving Loans”).

BGX entered into an agreement dated December 24, 2024, to borrow up to a limit of $90 million (“BGX Revolving Loans”).

BGB entered into an agreement dated December 24, 2024, to borrow up to a limit of $315 million (“BGB Revolving Loans” and collectively with BSL Revolving Loans and BGX Revolving Loans, the “Revolving Loans”).

Borrowings under each Agreement are secured by the assets of the applicable Fund.

Interest on outstanding Revolving Loans under each Leverage Facility is currently charged at a rate of 1.15% above adjusted term Secured Overnight Financing Rate (“SOFR”) with respect to the applicable Revolving Loans, with either a one (1) month interest period or three (3) month interest period as elected by the applicable Fund. The Funds may also elect to borrow daily interest rate loans based on a customary alternate base rate.

Annual Report | December 31, 2024	85

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts, currently in an amount equal to 0.15% on the undrawn amounts when drawn amounts equal or exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time.

Under the terms of the applicable Agreement, the lender under the applicable Revolving Facility may deliver a notice that it will adjust the interest rate margin and/or commitment fees payable under the Revolving Facility (not more than once in any 365-day period with respect to the interest rate margin and not more than once in any 365-day period with respect to commitment fees). To the extent the applicable Revolving Facility is not previously terminated, any such adjustment will become effective without the consent of the Funds upon the latest to occur of (a) the 365th day after the initial closing date of such Leverage Facility, (b) the 60th day after such lender delivers such notice to the applicable Fund or (c) a later date specified by such lender in the applicable notice.

Interest is generally payable at the end of the respective interest period and fees are generally payable after the end of each calendar quarter. As of December 31, 2024, BSL, BGX, and BGB had borrowings outstanding under their respective Leverage Facility of $90.6 million, $80.5 million, and $294.0 million, at an interest rate of 5.49%, 5.49%, and 5.49%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at December 31, 2024. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the year ended December 31, 2024, the average borrowings under BSL’s, BGX’s and BGB’s Prior Leverage Facility and Leverage Facility and the weighted average interest rates (in each case, calculated for the applicable periods for which each such facility was in effect) were $90,589,071 and 6.50%, $79,579,508 and 6.43%, and $292,351,913 and 6.44%, respectively. Prior to their termination, interest under BSL’s and BGB’s Prior Leverage Facilities was charged at a rate of 1.00% above adjusted term SOFR with respect to Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period Tranche B Loans, with respect to the applicable loans thereunder. Prior to its termination, interest under BGX’s Prior Leverage Facility was charged at a rate of 1.15% with respect to Tranche A Loans consisting of TS Loans, 1.30% above adjusted term SOFR for (1) month interest period Tranche B Loans and 1.20% above adjusted term SOFR for (3) month interest period Tranche B Loans. During the year ended December 31, 2024, BSL, BGX and BGB incurred $19,988, $50,531, and $5,731, respectively, for commitment fees on undrawn amounts under the Prior Leverage Facility and Leverage Facility, which is included under Interest on leverage facility on the Statements of Operations. Prior to their termination, the commitment fee payable in BSL’s, BGX’s and BGB’s Prior Leverage Facilities, for each of Tranche A and Tranche B Loans, was 0.15% when the drawn amounts exceeded 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time.

Under each Agreement and governing document of the Series B MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings, and BGB has agreed to maintain 225% asset coverage over borrowings plus Series B MRPS. Calculations in compliance with the investment restrictions are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds is expected to create certain risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than they would be if BSL and BGB did not use leverage because the fees paid are calculated on the basis of the Managed Assets of BSL and BGB, which include the assets purchased through leverage. As of December 31, 2024, BSL’s, BGX’s, and BGB’s leverage represented 32.15%, 32.39%, and 37.27% of each Fund’s Managed Assets, respectively. The leverage amount in BGB includes 4.95% of Managed Assets attributable to the Series B MRPS.

NOTE 11. INCOME TAX

Ordinary income, which as determined on a tax basis includes net short-term capital gains, if any, is allocated to common stockholders after the consideration of any payments due on outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income these distributions may be treated as a return of capital on a tax basis. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income, these distributions may also be treated as a return of capital on a tax basis.

Amounts paid from net long-term capital gains of the Funds, if any, will be designated as such by the Funds and are determined after the consideration of any payments due on outstanding preferred shares.

86	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

The Funds may make certain adjustments to the classification of net assets as a result of significant permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible federal taxes or losses, among other items. These differences may be charged or credited to paid-in capital and distributable earnings as a result. For the year ended December 31, 2024 permanent differences were as follows:

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Blackstone Senior Floating Rate 2027 Term Fund	$–	$–
Blackstone Long-Short Credit Income Fund	$–	$–
Blackstone Strategic Credit 2027 Term Fund	$(1,453)	$1,453

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows:

2024	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Distributions Paid From:
Ordinary Income	$17,639,582	$15,631,178	$53,574,744	(a)
Total	$17,639,582	$15,631,178	$53,574,744

2023	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit 2027 Term Fund
Distributions Paid From:
Ordinary Income	$18,680,266	$17,458,482	(a)	$56,227,196	(a)
Total	$18,680,266	$17,458,482		$56,227,196

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss and/or late-year ordinary loss to the first day of the following tax year. As of December 31, 2024 the late-year ordinary losses elected by the Funds to defer, and as such deemed to arise on January 1, 2025, are as follows:

	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Late-Year Ordinary Loss Deferral	$267,518	$237,294	$–
Total	$267,518	$237,294	$–

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Losses for the year ended December 31, 2024, and as such are deemed to arise on the first day of the year ended December 31, 2025, were as follows:

Fund	Short Term	Long Term
Blackstone Senior Floating Rate 2027 Term Fund	$3,417,853	$59,917,018
Blackstone Long-Short Credit Income Fund	$5,622,604	$60,581,224
Blackstone Strategic Credit 2027 Term Fund	$15,010,872	$242,063,531

Annual Report | December 31, 2024	87

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

At December 31, 2024, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Undistributed ordinary income	$–	$–	$671,682
Accumulated capital losses	(63,334,871)	(66,203,828)	(257,074,403)
Unrealized appreciation/(depreciation)	(2,372,440)	(2,145,256)	(12,452,612)
Other Cumulative effect of timing differences	(267,518)	(881,166)	–
Total	$(65,974,829)	$(69,230,250)	$(268,855,333)

At December 31, 2024, the amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities, including short-term securities, were as follows:

	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Cost of investments for income tax purposes	$293,512,938	$264,879,330	$985,599,234
Gross appreciation (excess of value over tax cost)	$2,471,455	$2,379,770	$8,589,131
Gross depreciation (excess of tax cost over value)	(4,843,895)	(4,525,026)	(21,041,743)
Net unrealized appreciation	$(2,372,440)	$(2,145,256)	$(12,452,612)

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENT

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by ASC 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods beginning with the first quarter ended March 31, 2025. Early adoption is permitted and retrospective adoption is required for all prior periods presented. The Funds have adopted ASU 2023-07 effective December 31, 2024 and concluded that the application of this guidance did not have any material impact on their financial statements. See “Note 13. Segment Reporting” for further information.

NOTE 13. SEGMENT REPORTING

Each of the Funds operates as a single reportable segment and derives revenues from investing primarily in senior loans and other fixed income instruments.

The chief operating decision maker (“CODM”) is comprised of the Funds’ chief executive officer and chief financial officer. The CODM assesses performance and makes operating decisions primarily based on each of the Funds’ net increase (decrease) in net assets attributable to common shares from operations and net investment income, respectively, which are reported on the Statements of Operations. These key metrics, in addition to other factors, are utilized by the CODM to determine the amount of dividends to be distributed to each of the Funds’ common shareholders. As each of the Funds’ operations comprise of a single reporting segment, the segment net assets are reflected on the Statement of Assets and Liabilities as net assets attributable to common shareholders and the significant segment expenses are listed on the Statement of Operations.

NOTE 14. INDEMNIFICATIONS

Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the respective Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Under such agreements, underwriters and agents may be entitled to indemnification by a Fund against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribution for payments the underwriters or agents may be required to make. Each Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the respective Fund that have not yet occurred.

88	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements
December 31, 2024

NOTE 15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for BSL: On December 13, 2024, a monthly distribution of $0.108 per share was declared to common shareholders, payable on January 31, 2025, to common shareholders of record on December 23, 2024. On December 13, 2024, a monthly distribution of $0.108 per share was declared to common shareholders, payable on February 28, 2025 to common shareholders of record on February 21, 2025.

Shareholder Distributions for BGX: On December 13, 2024, a monthly distribution of $0.097 per share was declared to common shareholders, payable on January 31, 2025, to common shareholders of record on December 23, 2024. On December 13, 2024, a monthly distribution of $0.097 per share was declared to common shareholders, payable on February 28, 2025 to common shareholders of record on February 21, 2025.

Shareholder Distributions for BGB: On December 13, 2024, a monthly distribution of $0.089 per share was declared to common shareholders, payable on January 31, 2025, to common shareholders of record on December 23, 2024. On December 13, 2024, a monthly distribution of $0.089 per share was declared to common shareholders, payable on February 28, 2025 to common shareholders of record on February 21, 2025.

Effective upon adjournment of the meeting of the Board on February 21, 2025, Edward H. D’Alelio resigned from his position as Trustee of the Funds.

Effective upon adjournment of the meeting of the Board on February 21, 2025, Edward H. D’Alelio resigned from his position as a preferred trustee with respect to BGB’s mandatory redeemable preferred shares, and Jane M. Siebels was appointed as a preferred trustee with respect to BGB’s mandatory redeemable preferred shares.

Effective March 1, 2025, the Funds have agreed to pay a retainer fee of $180,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit & Insurance or ALPS. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also have agreed to receive a retainer fee of $17,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $26,000 per annum from the Funds.

Annual Report | December 31, 2024	89

Report of Independent Registered
Blackstone Credit & Insurance Funds	Public Accounting Firm

To the Shareholders and the Board of Trustees of Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, and Blackstone Strategic Credit 2027 Term Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, and Blackstone Strategic Credit 2027 Term Fund (the "Funds"), including the portfolios of investments, as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the ten years in the period then ended for Blackstone Senior Floating Rate 2027 Term Fund and Blackstone Long-Short Credit Income Fund and five years in the period then ended for Blackstone Strategic Credit 2027 Term Fund, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2024, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended for Blackstone Senior Floating Rate 2027 Term Fund and Blackstone Long-Short Credit Income Fund and for each of the five years in the period then ended for Blackstone Strategic Credit 2027 Term Fund in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 28, 2025

We have served as the auditor of one or more investment companies in the Blackstone Credit Funds Complex since 2010.

90	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Summary of Dividend Reinvestment Plan
December 31, 2024 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ’‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Board declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ’‘determination date’’) is equal to or exceeds 98% of the NAV per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the NAV per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the NAV per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s NAV declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Annual Report | December 31, 2024	91

Blackstone Credit & Insurance Funds	Additional Information
December 31, 2024 (Unaudited)

Portfolio Information: The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Funds’ fiscal quarter. The Funds’ portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Funds’ website located at www.blackstone-credit.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information: The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics: The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

92	www.blackstone-credit.com

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

The following information in this annual report is a summary of certain information about the Funds and changes since BGX’s, BGB’s and BSL’s annual shareholder reports for the period ended December 31, 2023 (with respect to each Fund, the “prior disclosure date”). The information provided may be new or updated since the prior disclosure date. This information may not reflect all of the changes that have occurred since you purchased shares of the Funds.

INVESTMENT OBJECTIVES

BSL

The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income.

BGX

The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation.

BGB

The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income.

There can be no assurance that the Funds will achieve their investment objectives.

There have been no changes in the Funds’ investment objectives since the prior disclosure date.

INVESTMENT STRATEGIES

There have been no changes in the Funds’ Investment Strategies since the prior disclosure date.

BSL

Under normal market conditions, at least 80% of the Fund’s Managed Assets will be invested in senior, secured floating rate loans (“Senior Loans”). This policy is not fundamental and may be changed by the board of trustees of the Fund with at least 60 days’ written notice provided to shareholders. Borrowers take out Senior Loans to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or to money borrowed from banks or financial institutions or issued notes for investment purposes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

Senior Loans typically are of below investment grade quality. Below investment grade quality securities (including Senior Loans) are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated are determined by the Blackstone Liquid Credit Strategies LLC (the “Adviser”) to be of comparable quality. Securities of below investment grade quality, commonly referred to as “junk” or “high yield” securities, are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal.

The Fund may invest up to 20% of its Managed Assets in (i) loan interests that are not secured by any collateral of the Borrower, (ii) loan interests that have a lower than first lien priority on collateral of the Borrower, (iii) other income producing securities (including, without limitation, U.S. government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities), (iv) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates and (v) structured products (including, without limitation, collateralized loan obligations, credit linked notes and derivatives, including credit derivatives).

The Fund may invest in debt securities, including Senior Loans, of any credit quality, maturity and duration. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry. The Fund may also invest in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, interest rate swaps and foreign currency swaps.

The Fund may invest up to 50% of its Managed Assets in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of common shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest all or a portion of Managed Assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; asset-backed securities or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Annual Report | December 31, 2024	93

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Percentage limitations described herein are as of the time of investment by the Fund and may be exceeded because of changes in the market value or investment rating of the Fund’s assets or if a Borrower distributes equity securities as incident to the purchase or ownership of a Senior Loan, Subordinated Loan (as defined below) or in connection with a reorganization of a Borrower.

Leverage. The Fund currently utilizes leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. The Fund may also borrow for temporary, emergency or other purposes as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). All costs and expenses related to any form of leverage used by the Fund will be borne entirely by common shareholders.

BGX

The Fund seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high yield corporate bonds of varying maturities. The loans and fixed-income instruments that the Fund invests in long positions in are typically rated below investment grade at the time of purchase. Substantially all of the Fund’s assets are invested in loans and fixed-income instruments that are below investment grade quality. Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch, or if unrated are determined by the Adviser to be of comparable quality. Instruments of below investment grade quality, commonly referred to as “junk” or “high yield” securities, are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal.

Under normal market conditions, the Fund may maintain both long and short positions based predominantly on the Adviser’s fundamental view on a particular investment. The Fund takes long positions in investments that the Adviser believes offer the potential for attractive returns under various economic and interest rate environments. The Fund may take short positions in investments that the Adviser believes will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets. The term “net assets” means total assets of the Fund minus liabilities (including accrued expenses or dividends).

The Adviser believes that changing investment environments over time offer attractive investment opportunities with varying degrees of investment risk in the loan and fixed-income instruments markets. In order to capitalize on attractive investments and effectively manage potential risk, the Adviser believes that the combination of thorough and continuous credit analysis, diversification, and the ability to reallocate investments among senior and subordinated debt with both a long and short strategy is critical to achieving higher risk-adjusted returns relative to other high yield securities.

The Fund invests at least 70% of its Managed Assets (as defined below) in Secured Loans. Secured Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. Secured Loans pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the SOFR, plus a premium. “Managed Assets” means net assets plus any borrowings for investment purposes. For the purpose of the Managed Assets definition, the term “Borrowings” includes the Fund’s Preferred Shares, the principal amount of any borrowings of money and any effective leverage obtained through securities lending, swap contract arrangements, short selling or other derivative transactions (whether or not such amounts are covered with segregated assets).

The Fund may also invest in (i) unsecured loans, (ii) fixed-income instruments (including, without limitation, U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities), (iii) warrants and equity securities issued by a Borrower or issuer or its affiliates as part of a package investment in a Borrower or issuer or its affiliates, (iv) structured products such as collateralized loan obligations and credit-linked notes and (v) derivatives, including credit derivatives. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit investments, including, but not limited to, loans and fixed-income instruments.

94	www.blackstone-credit.com

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Under normal market conditions, the use of derivatives by the Fund does not exceed 30% of the Fund’s Managed Assets. In addition, the Fund may invest up to 25% of its total assets in any one counterparty (at any one time). The Fund’s principal investments in derivative instruments will include investments in credit default swaps, total return swaps, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation. An investment by the Fund in credit default swaps will allow the Fund to obtain economic exposure to certain credits without having a direct exposure to such credits. As a buyer of credit default swaps, Fund is able to express a negative view on a particular instrument, but they are not short sales and are not subject to the Fund’s investment limitations with regard to short sales. The Fund may also enter into futures contracts on securities or currencies. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. As an example, the Fund may purchase or sell exchange traded U.S. Treasury futures to alter the Fund’s overall duration as well as its exposure to various portions of the yield curve. In addition, the Fund may purchase “call” and “put” options and options on futures contracts for hedging or investment purposes and may engage in interest rate swaps to minimize the Fund’s exposure to interest rate movements.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledge collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest, which are for the benefit of the Fund.

The Fund may invest up to 10% of its Managed Assets in structured products, consisting of collateralized loan obligations (“CLOs”) and credit-linked notes.

The Fund may invest up to 20% of its Managed Assets in instruments that are denominated in non-U.S. currencies. In order to minimize the impact of currency fluctuations, the Adviser may at times hedge certain or all of the Fund’s investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which the Fund is likely to invest include, foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to hedge against the risk of loss due to changing currency exchange rates.

The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets. A “short sale” is a transaction in which the Fund sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. The long and short positions held by the Fund may vary over time as market opportunities develop.

As part of its investment strategy, the Fund may sell short positions in investments that the Adviser believes will under-perform, due to a greater sensitivity to earnings growth of the issuer, default risk and interest rates. The Fund may sell short certain securities, including, but not limited to, U.S. Treasuries, investment grade and high yield corporate bonds, either for investment and/or hedging and/or financing purposes. The Adviser expects that most of its short investments will be in U.S. Treasuries and investment grade bonds. Because these securities have historically low upward volatility, this may serve to reduce the Fund’s risk of loss from short sales. Short positions in high yield corporate bonds have a fixed coupon and may have a longer duration and weighted average life than loan investments. The Adviser does not currently anticipate engaging in short sales on loans, but may do so if an active market for selling loans short develops in the future.

The Fund may also use credit default swaps to express a negative credit view on a loan or other investment. If the Fund purchases protection under a credit default swap and no credit event occurs on the reference obligation, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, the Fund (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

During an expanding or normal economic cycle, the strategy of buying U.S. and, to a limited extent, foreign loans and fixed-income instruments that are rated below investment grade is designed to generate a consistent level of monthly income and capital appreciation. However, during general economy or market downturns, the “short” strategy of having sold borrowed securities that the Adviser believes could decline in price, may help lessen the impact of a significant decline in the value of the Fund’s long holdings.

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Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer. Regulatory limitations or bans on short selling activities may prevent the Fund from fully implementing its strategy. To secure the Fund’s obligation to cover its short positions, the Fund may pledge collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with the Fund’s custodian.

The Fund may invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s (“SEC”) standard applicable to registered investment companies, i.e., securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). However, restricted securities determined by the Adviser to be illiquid are subject to the limitations set forth above.

Leverage. The Fund incurs leverage through securities lending arrangements and/or swap contract arrangements. In addition, the Fund may incur leverage by reinvesting the proceeds from the sale of borrowed securities (“short sales”) in accordance with the Fund’s investment objectives; however, the Fund may also enter into shorting programs without incurring leverage. Although certain forms of effective leverage used by the Fund, such as leverage incurred in securities lending, swap contract arrangements, other derivative transactions or short selling, may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund’s use of these forms of effective leverage will not exceed 30% of its net assets (as defined below). The Fund uses borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, immediately after such Borrowings. Furthermore, the Fund previously added leverage to its portfolio through the issuance of preferred shares (“Preferred Shares,” collectively with the Common Shares, “Shares”), and although it has no current intention to do so, may do so again. The Fund may in the future continue to use leverage through such issuances in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such issuance. The Fund’s total leverage and short sales exposure, either through traditional leverage programs or through securities lending, swap contract arrangements, other derivative transactions or short selling (including the market value of securities the Fund is obligated to repay through short sales even in transactions that do not result in leverage), will not exceed 40% of the Fund’s Managed Assets (67% of the Fund’s net assets (as defined below)). The use of leverage is a speculative technique that involves special risks and costs associated with the leveraging of the Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. As used in this Report, the term “net assets” means total assets of the Fund minus liabilities (including accrued expenses or dividends).

BGB

Under normal market conditions, at least 80% of the Fund’s Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. Investments with similar economic characteristics may be made through derivatives, credit-linked notes, repurchase agreements and investments in other investment companies. In each case, such investments will be directly tied to a single credit investment or a pool of credit investments. "Managed Assets" means the Fund’s net assets plus any borrowing for investment purposes, including effective leverage (as defined below) and traditional leverage (as defined below). The term "net assets" means total assets of the Fund minus liabilities (including accrued expenses or dividends). "Total assets" means Managed Assets plus liabilities other than liabilities related to leverage.

The Adviser currently expects the Fund’s investments will be composed principally of Senior Secured Loans and high yield corporate bonds. The Fund’s investments may be allocated between these two types of instruments depending on market conditions, such that the Fund may be primarily invested in Senior Secured Loans or primarily invested in high yield corporate bonds.

In addition to the Fund’s 80% policy above, under normal market conditions the Fund:

●	may invest up to 30% of its Managed Assets in derivatives;

●	may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers;

●	may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers;

●	may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid;

●	may invest up to 10% of its Managed Assets in credit-linked notes; and

●	may invest up to 10% of its Managed Assets in other investment companies in the manner permitted by the 1940 Act.

96	www.blackstone-credit.com

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Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Fixed Income Instruments. Under normal market conditions, the Adviser expects the Fund’s investments in corporate fixed income instruments to consist predominantly of Senior Secured Loans and/or high yield bonds; however, the Fund’s investments in fixed income instruments may also include, to a limited extent, debentures, notes, commercial paper, investment grade bonds, loans other than Senior Secured Loans and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments.

High Yield Instruments. The Fund currently intends to invest substantially all of its assets in fixed income instruments that are of below investment grade quality. Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. ("Moody’s") and BB+ or lower by Standard & Poor’s Corporation Ratings Group ("S&P") or Fitch Ratings, Inc. ("Fitch"), or if unrated, are determined by the Adviser to be of comparable quality. Instruments of below investment grade quality, commonly referred to as "junk" or "high yield" instruments, are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal.

Senior Secured Loans. The Fund may invest in assignments or participations of Senior Secured Loans made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Most Senior Secured Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the SOFR, plus a premium. Senior Secured Loans typically have the highest position in a borrower’s capital structure and are secured by collateral.

Derivatives. Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund’s Managed Assets. The Fund may use derivatives for investment or hedging purposes or as a form of effective leverage. The Fund’s principal investments in derivative instruments may include investments in total return swaps and credit default swaps, but the Fund may also invest in futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. The Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of such derivatives is one or more corporate fixed income instruments.

In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying assets. The Fund bears the risk of default on the underlying assets based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

An investment by the Fund in credit default swaps will allow the Fund to obtain economic exposure to certain credits without having a direct exposure to such credits. As a seller (or long position) of credit default swaps, the Fund is entitled to receive a stream of periodic payments from the buyer of the swap, but if a credit event occurs in connection with the reference security, group of securities or index, then the Fund will have to pay the full notional value of the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

As described above, the Fund may also invest in types of derivatives other than total return swaps and credit default swaps, but does not currently expect such other derivatives to be material to its investment strategy.

Foreign Instruments. Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers. Such foreign instruments may be U.S. currency denominated or foreign currency denominated. The Fund currently has no intention of investing in instruments of emerging markets Borrowers or issuers.

Stressed or Distressed Instruments. As part of its investments in corporate fixed income instruments, the Fund may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. Such instruments are subject to very high credit risk. The Fund may not invest in issuers which are in default at the time of purchase.

Credit-Linked Notes. The Fund may invest up to 10% of its Managed Assets in credit-linked notes.

Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in other investment companies, including exchange traded funds ("ETFs"), in the manner permitted by the 1940 Act.

Illiquid and Restricted Securities. The Fund may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the Adviser to be illiquid are subject to the limitation set forth above.

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Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Leverage. The Fund currently incurs leverage as part of its investment strategy. The Fund incurs leverage of up to 33 1/3% of its Managed Assets by borrowing under a credit facility. The Fund has added leverage to its portfolio through the issuance of preferred shares and it may also borrow funds from banks and other financial institutions to add leverage to its portfolio (collectively, together with borrowing money, "traditional leverage").

Although it has no current intention to do so, the Fund may also incur leverage through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, "effective leverage"). The Fund’s use of effective leverage will not exceed 25% of its Managed Assets. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund’s leverage limits.

The Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund’s Managed Assets. The use of leverage is a speculative technique that involves special risks and costs. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets obtained through effective leverage and traditional leverage.

Concentration Limits. For purposes of compliance with the Fund’s concentration limits, the Fund transitioned to using the Global Industry Classification Standard (GICS) and Bloomberg Industry Classification Standard (BICS), two widely-used industry classification standards, instead of the SEC’s Standard Industrial Classification system, which is outdated and no longer the industry classification standard.

RISKS APPLICABLE TO EACH FUND

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Below Investment Grade, or High Yield, Instruments Risk

The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic downturn could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Below investment grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.”

“Covenant-lite” Obligations Risk

The Fund may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books.

98	www.blackstone-credit.com

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Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Swap Risk

The Fund may also invest in credit default swaps, total return swaps and interest rate swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. When buying protection under a swap, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however, there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities (or pays an equivalent amount, if the total return is negative). The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover potential obligations under the swap.

Credit Risk

Credit risk is the risk that one or more Loans or other instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk (updated since the prior disclosure date for the Funds)

The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. The Federal Reserve raised interest rates several times from March 2022 until July 2023, and has decreased interest rates several times beginning from September 2024. We cannot assure shareholders that a significant change in market interest rates will not have a material adverse effect on the Fund’s returns.

Systematic Strategies Related to Bond Investments Risk

With respect to the bond portion of the Fund’s portfolio, to the extent to which the proprietary model used by the Adviser (the “Model”) or comparable methods or strategies are employed, certain of the Adviser’s securities analysis methods will rely on the assumption that the companies whose securities are purchased or sold, the rating agencies that review these securities, and other publicly available sources of information about these securities, are providing accurate and unbiased data. While the Adviser is alert to indications that data may be incorrect, there is always a risk that the Adviser’s analysis may be compromised by inaccurate or misleading information.

The Model the Adviser intends to utilize to manage the Fund’s bond investments could lead to unsatisfactory investments. The Adviser might not be able to effectively implement the Model, and there can be no guarantee that the Fund will achieve the desired results.

Certain aspects of the Adviser’s investment process with respect to the Model are dependent on complex proprietary software, which requires constant development and refinement. The Adviser has implemented procedures designed to appropriately control the development and implementation of the Model. However, analytical, coding and implementation errors present substantial risks to complex models and quantitative investment management strategies. The Adviser cannot guarantee that its internal controls will be effective in all circumstances.

The Fund could be negatively affected by undetected software defects or fundamental issues with the Adviser’s method of interpreting and acting upon the Model’s output. The Adviser’s implementation of its investment strategy with respect to the Fund’s bond portfolio utilizing the Model will rely on the analytical and mathematical foundation of the Model and the incorporation of the Model’s outputs into a complex computational environment. Any such strategy is also dependent on the quality of the market data utilized by the Model, changes in credit market conditions, creation and maintenance of the Model’s software and the successful incorporation of the Model’s output into the construction of the Fund’s bond portfolio. There is always a possibility of human error in the creation, maintenance and use of the Model.

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December 31, 2024 (Unaudited)

Moreover, the Adviser’s portfolio managers exercise discretion in the utilization of the Model, and the investment results of the relevant portion(s) of the Fund’s investments are dependent on the ability of portfolio managers to correctly understand and implement or disregard the Model’s signals. There can be no assurance that utilizing the Model will yield better results than any other investment method.

LIBOR Risk (removed since the prior disclosure date for the Funds)

Force Majeure Risk

The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

Epidemic and Pandemic Risk (updated since the prior disclosure date for the Funds)

The world has been susceptible to epidemics/pandemics, most recently COVID-19. Any outbreak of COVID-19, SARS, H1N1/09 flu, respiratory syncytial virus, or RSV, avian flu, other coronavirus, Ebola or other existing or new epidemics/pandemics, or the threat thereof, together with any resulting restrictions on travel or quarantines imposed, has had, and will continue to have, an adverse impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments and the Fund’s ability to fulfill its investment objectives. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

Market Disruption and Geopolitical Risk

The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. See “—Epidemic and Pandemic Risk” above. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Additionally, certain of the Funds’ investments may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. For example, the ongoing conflict due to Russia’s invasion of Ukraine, the ongoing conflict in the Middle East, and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests). The severity and duration of these conflicts and their impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund and its investments and operations, and the ability of the Fund to achieve its investment objectives. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Fund’s business or the business of the Fund’s investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Fund’s business and the business of the Fund’s obligors rely.

In addition, the failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund or its obligors have a commercial relationship could adversely affect, among other things, the Fund’s or its obligors’ ability to pursue key strategic initiatives, including by affecting the Fund’s or its obligors’ ability to access deposits or borrow from financial institutions on favorable terms. Additionally, if an obligor has a commercial relationship with a bank that has failed or is otherwise distressed, the obligor may experience issues receiving financial support to support its operations or consummate transactions, to the detriment of its business, financial condition and/or results of operations. The ability of the Fund and its obligors to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.

Recent technological advances in artificial intelligence and machine learning technologies (collectively, “AI Technologies”) have led to an increasing trend toward machine driven and artificially intelligent trading systems, particularly providing such systems with increasing levels of autonomy in trading decisions. Regulators of financial markets have become increasingly focused on the potential impact of AI Technologies on investment activities and may issue regulations that are intended to affect the use of artificial technology in trading activities. Any such regulations may not have the intended effect on financial markets. AI Technologies may suffer from the introduction of errors, defects or security vulnerabilities which can go undetected. AI Technologies and their current and potential future applications including in the investment and financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of current or future risks related thereto.

100	www.blackstone-credit.com

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Counterparty Risk

The Fund is subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or the Fund’s hedge counterparty in the case of OTC instruments) purchased by the Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives transactions, the Fund assumes the risks that theses counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

The Adviser evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances. In addition, regulations that were adopted by prudential regulators in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that such counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation.

Annual Report | December 31, 2024	101

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Potential Conflicts of Interest Risk (updated since the prior disclosure date for the Funds)

The Adviser is subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser, Blackstone Credit & Insurance, Blackstone Inc. (“Blackstone”) and their affiliates in other activities that may conflict with those of the Fund. The Adviser, Blackstone Credit & Insurance, Blackstone and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser, Blackstone Credit & Insurance, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, Blackstone Credit & Insurance, Blackstone and their affiliates or the interests of their clients may conflict with the interests of the Fund or the common shareholders. Other present and future activities of the Adviser, Blackstone Credit & Insurance, Blackstone and their affiliates may give rise to additional conflicts of interest, which may have a negative impact on the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive firm-wide synergies that the Adviser may have potentially utilized for purposes of finding attractive investments. Additionally, Blackstone may limit a client and/or its portfolio companies from engaging in agreements with or related to companies in which any fund of Blackstone has or has considered making an investment or which is otherwise an advisory client of Blackstone and/or from time to time restrict or otherwise limit the ability of the Fund to make investments in or otherwise engage in businesses or activities competitive with companies or other clients of Blackstone, either as result of contractual restrictions or otherwise. Finally, Blackstone has in the past entered, and is likely in the future to enter, into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

As part of its regular business, Blackstone provides a broad range of services other than those provided by the Adviser, including investment banking, underwriting, capital markets syndication and advisory (including underwriting), placement, financial advisory, restructuring and advisory, consulting, asset/property management, mortgage servicing, insurance (including title insurance), monitoring, commitment, syndication, origination, servicing, management consulting and other similar operational and finance matters, healthcare consulting/brokerage, group purchasing, organizational, operational, loan servicing, financing, divestment and other services. In addition, Blackstone may provide services in the future beyond those currently provided. The Fund will not receive a benefit from the fees or profits derived from such services. In such a case, a client of Blackstone would typically require Blackstone to act exclusively on its behalf. This request may preclude all of Blackstone clients (including the Fund) from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its other businesses, Blackstone will likely come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of the personnel of Blackstone to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Adviser’s investment team that would be relevant to monitoring the Fund’s portfolio and other investment decisions. Additionally, there are expected to be circumstances in which one or more of certain individuals associated with Blackstone will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Blackstone has long term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships, and may decline to participate in a transaction as a result of such relationships. To the extent permitted by the 1940 Act and any applicable co-invest order from the SEC, the Fund may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

Limitations on Transactions with Affiliates Risk

The 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by Blackstone, Blackstone Credit & Insurance or any of their respective affiliates. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us. Although the Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, it may only do so in accordance with certain terms and conditions that limit the types of transactions the Fund may engage in.

102	www.blackstone-credit.com

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Dependence on Key Personnel Risk (updated since the prior disclosure date for the Funds)

The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals as well as the persons and firms our Adviser may retain to provide services on our behalf.

Prepayment Risk

During periods of declining interest rates, Borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to common shareholders. This is known as prepayment or “call” risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Loans and the loans underlying CLOs in which the Fund invests typically do not have call protection after a certain period from initial issuance. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

UK Exit from the EU (removed since the prior disclosure date for the Funds)

Repurchase Agreements Risk

Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk

The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments. To the extent not appropriately covered, the Fund’s use of reverse repurchase agreements will be subject to the 33 1/3% limitation on the issuance of senior securities representing indebtedness under the 1940 Act.

Investments in Equity Securities or Warrants Incidental to Investments in Fixed Income Instruments

From time to time the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. Investments in equity securities incidental to investments in fixed income instruments entail certain risks in addition to those associated with investments in fixed income instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or loans of the same issuer. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a fixed income instrument. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of an issuer when it would otherwise be advantageous to do so.

Annual Report | December 31, 2024	103

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and Preferred Shares (in the case of BGB), and distributions thereon, can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

U.S. Government Debt Securities Risk (updated since the prior disclosure date for the Funds)

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Further, a decreased U.S. government credit rating, any default by the U.S. government on its obligations, or any prolonged U.S. government shutdown, could create broader financial turmoil and uncertainty, which may weigh heavily on the Fund’s financial performance.

Cyber-Security Risk and Identity Theft Risks (updated since the prior disclosure date for the Funds)

The Fund’s operations are highly dependent on the Adviser’s information systems and technology and the Fund relies heavily on the Adviser’s financial, accounting, communications and other data processing systems. The Adviser’s systems may fail to operate properly or become disabled as a result of tampering or a breach of its network security systems or otherwise. In addition, the Adviser’s systems face ongoing cybersecurity threats and attacks, which could result in the loss of confidentiality, integrity or availability of such systems and the data held by such systems. Attacks on the Adviser’s systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to its proprietary information, destroy data or disable, degrade or sabotage its systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Attacks on the Adviser’s systems could also involve ransomware or other forms of cyber extortion. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other data security threats could also originate from the malicious or accidental acts of insiders, such as employees of the Adviser, consultants, independent contractors or other service providers.

There has been an increase in the frequency and sophistication of the cyber and data security threats the Adviser faces, with attacks ranging from those common to businesses to those that are more advanced and persistent, which may target the Adviser because, as an alternative asset management firm, the Adviser holds a significant amount of confidential and sensitive information about its investors, its portfolio companies or obligors (as applicable) and potential investments. As a result, the Adviser may face a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures the Adviser takes to ensure the integrity of its systems will provide adequate protection, especially because cyberattack techniques used are continually evolving and it is possible cyberattacks will persist undetected over extended periods of time and/or will not be mitigated in a timely manner to prevent or minimize the impact of an attack on the Adviser, the Fund and its respective potential investments or investors. If the Adviser’s systems or those of third-party service providers are compromised, either as a result of malicious activity or through inadvertent transmittal or other loss of data, do not operate properly or are disabled, or it fails to provide the appropriate regulatory or other notifications in a timely manner, the Adviser could suffer financial loss, increased costs, a disruption of its businesses, liability to the Adviser’s counterparties, its investment funds and fund investors, including the Fund and common shareholders, regulatory intervention or reputational damage. The costs related to cyber or other data security threats or disruptions may not be fully insured or indemnified by other means.

In addition, the Fund could also suffer losses in connection with updates to, or the failure to timely update, the Adviser’s information systems and technology. In addition, the Adviser has become increasingly reliant on third party service providers for certain aspects of its business, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.

Cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Adviser operates have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation (“GDPR”) in the EU that went into effect in May 2018, the U.K Data Protection Act and the California Consumer Privacy Act (“CPRA”) that went into effect in January 2020. Some jurisdictions have also enacted laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.

104	www.blackstone-credit.com

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Adviser, its employees’ or the Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, the Adviser’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Fund’s investors’, the Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to the Fund’s investors and other counterparties, regulatory intervention and reputational damage. Furthermore, if the Adviser fails to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely matter, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Fund’s investors and clients to lose confidence in the effectiveness of the Adviser’s security measures.

Obligors of the Fund also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information, which in some instances are provided by third parties. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. The Fund may invest in strategic assets having a national or regional profile or in infrastructure, the nature of which could expose it to a greater risk of being subject to a terrorist attack or a security breach than other assets or businesses. Such an event may have material adverse consequences on the Fund’s investment or assets of the same type or may require obligors of the Fund to increase preventative security measures or expand insurance coverage.

Finally, the Adviser’s and the Fund’s technology, data and intellectual property and the technology, data and intellectual property of their portfolio companies or obligors (as applicable) are also subject to a heightened risk of theft or compromise to the extent the Adviser and the Fund’s portfolio companies or obligors (as applicable) engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, the Adviser and the Fund and their portfolio companies or obligors (as applicable) may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on the Adviser and the Fund and their portfolio companies or obligors (as applicable).

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Government Intervention in the Financial Markets

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under Secured Loans held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Inflation Risk (updated since the prior disclosure date for the Funds)

Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation which can negatively impact returns on our investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund’s returns.

Regulatory Risk (updated since the prior disclosure date for the Funds)

Governmental and regulatory actions may have unexpected or adverse consequences on particular markets, strategies, or investments, which may adversely impact the Fund and impair how it is managed. Changes in U.S. federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. These policy and legislative changes in the United States and in other countries may affect many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. Further, an extended federal government shutdown resulting from failing to pass budget appropriations, adopt continuing funding resolutions, or raise the debt ceiling, and other budgetary decisions limiting or delaying deferral government spending, may negatively impact U.S. or global economic conditions, including corporate and consumer spending, and liquidity of capital markets. The impact of these changes on the markets, and the practical implications for the Fund and other market participants, could be indirect and may not be fully known for some time.

Annual Report | December 31, 2024	105

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

FUND SPECIFIC RISKS

BSL

Derivatives Risk

Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 20% of the Fund’s Managed Assets on a mark-to-market basis. The Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund’s initial investment in the derivatives. In some cases, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Adviser. The skills needed to employ derivatives strategies are different from those needed to select a portfolio security and, in connection with such strategies, the Adviser must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. The use of derivative instruments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. The Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences and there may be situations in which derivative instruments are not elected that result in losses greater than if such instruments had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the continuous promulgation of rules under the Dodd-Frank Act and other government or international and other government regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions. In addition, the use of derivatives is subject to other risks, each of which may create additional risk of loss, including liquidity risk, interest rate risk, credit risk and management risk as well as the following risks:

●	Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio.

●	Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

●	Valuation Risk. The prices of derivative instruments, including swaps, futures, forwards and options, could be highly volatile and such instruments may subject us to significant losses. The value of such derivatives also depends upon the price of the underlying asset, reference rate or index, which may also be subject to volatility. In addition, actual or implied daily limits on price fluctuations and speculative position limits on the exchanges or over-the-counter markets in which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are traded over-the-counter and not on an exchange.

●	Liquidity Risk. Derivative instruments, especially when purchased in large amounts, may not be liquid in all circumstances, so that in volatile markets we may not be able to close out a position without incurring a loss.

●	Counterparty Risk. Derivative instruments also involve exposure to counterparty risk, since contract performance depends in part on the financial condition of the counterparty.

In addition, the Adviser may cause the Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible. Any such investments may expose the Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Adviser determines to make such an investment on behalf of the Fund.

Rule 18f-4 requires registered investment companies to adopt a written policies and procedures reasonably designed to manage the Fund’s derivatives risks. In the event that the Fund’s derivatives exposure exceeds 10% of its net assets, the Fund will be required to adopt a written derivatives risk management program and comply with a value-at-risk based limit on leverage risk. The Board of Trustees has an oversight role in ensuring these new requirements are being taken into account and, if required, will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program.

106	www.blackstone-credit.com

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Senior Loans Risk

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in Senior Loans. This policy is not fundamental and may be changed by the board of trustees of the Fund with at least 60 days’ written notice provided to shareholders. Senior Loans hold the most senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Senior Loans are usually rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Senior Loan defaults or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all. Senior Loans are subject to a number of risks described elsewhere in this Report, including, but not limited to, credit risk, “covenant-lite” obligations risk, liquidity risk, valuation risk and management risk.

There is less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended, or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The Fund will typically invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

Although the Senior Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Senior Loans that are under-collateralized involve a greater risk of loss. In general, the secondary trading market for Senior Loans is not fully-developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

Annual Report | December 31, 2024	107

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

The Fund may acquire Senior Loans through assignments or participations. The Fund will typically acquire Senior Loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan than the Fund expected when initially purchasing the participation.

The Fund may obtain exposure to Senior Loans through the use of derivative instruments, which have become increasingly available. Although the Fund does not have an intention to do so, the Fund may utilize these instruments and similar instruments that may be available in the future. Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.

Subordinated Loans Risk

The Fund may invest up to 20% of its Managed Assets in Subordinated Loans. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products Risk

The Fund may invest up to 20% of its Managed Assets in structured products, including, without limitation, CLOs, structured notes, credit linked notes and derivatives, including credit derivatives. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

108	www.blackstone-credit.com

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

Liquidity Risk

The Fund may invest up to 50% of its Managed Assets in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund will invest. Where a secondary market exists, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Annual Report | December 31, 2024	109

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Leverage Risk

The Fund currently anticipates utilizing leverage in an aggregate amount of up to 331/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. The Fund currently anticipates that it will issue preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for the holders of common shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value which will be borne entirely by the Fund’s common shareholders. The Fund will also have to pay dividends on its preferred shares or interest on its notes or borrowings, if any, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

The Fund intends to issue preferred shares and/or notes as a form of leverage. Any such leverage of the Fund would be senior to the Fund’s common shares, such that holders of preferred shares and/or notes would have priority over the common shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal proceeds after the reinvestment period and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, and would vote separately as a class on certain matters which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common shareholders.

In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes issued by the Fund, including higher advisory fees. Accordingly, the Fund cannot assure you that the issuance of preferred shares and/or notes will result in a higher yield or return to the holders of the common shares.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of common shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of common shares. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of common shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

●	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes that the Fund has issued will reduce the return to the common shareholders;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

●	when the Fund uses financial leverage, the investment advisory and administrative fees payable to the Adviser and ALPS will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

●	leverage may increase expenses, which may reduce total return.

If the Fund issues preferred shares and/or notes or borrows money the Fund will be required to maintain asset coverage in conformity with the requirements of the 1940 Act.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred shares and/or notes or short-term debt securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objectives.

110	www.blackstone-credit.com

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Foreign Currency Risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

BGX

Derivatives Risk

Under normal market conditions, the use of derivatives by the Fund does not exceed 30% of the Fund’s Managed Assets. The Fund’s derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the Dodd-Frank Act and other government regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions.

Rule 18f-4 requires registered investment companies to adopt a written policies and procedures reasonably designed to manage the Fund’s derivatives risks. In the event that the Fund’s derivatives exposure exceeds 10% of its net assets, the Fund will be required to adopt a written derivatives risk management program and comply with a value-at-risk based limit on leverage risk. The Board of Trustees has an oversight role in ensuring these new requirements are being taken into account and, if required, will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program.

Secured Loans Risk

Under normal market conditions, the Fund invests at least 70% of its Managed Assets in Secured Loans. Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders, and stockholders of the Borrower. The Secured Loans the Fund invests in are usually rated below investment grade or may also be unrated. As a result, the risks associated with Secured Loans are similar to the risks of below investment grade instruments, although Secured Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Secured Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Secured Loan or nothing at all. Secured Loans are subject to a number of risks described elsewhere in this Report, including, but not limited to, credit risk, “covenant-lite” obligations risk, liquidity risk, valuation risk, below investment grade, or high yield, instruments risk and management risk.

Although the Secured Loans in which the Fund invests in are secured by collateral, there can be no assurance that the Fund will have first-lien priority in such collateral or that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Secured Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Secured Loans. To the extent that a Secured Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Secured Loans that are under-collateralized involve a greater risk of loss. In general, the secondary trading market for Secured Loans is not fully-developed. No active trading market may exist for certain Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Annual Report | December 31, 2024	111

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

In general, the secondary trading market for Secured Loans is not fully-developed. No active trading market may exist for certain Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Secured Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Secured Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Secured Loan may be adversely affected.

The Fund acquires Secured Loans through assignments or participations. The Fund typically acquires Secured Loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Secured Loan through a participation. The Adviser has established a counterparty and liquidity committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally has no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral, if any, supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the due diligence on the Borrower or the quality of the Secured Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Secured Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Secured Loan than the Fund expected when initially purchasing the participation.

Fixed-Income Instruments Risk

The Fund may invest up to 30% of its Managed Assets in fixed-income instruments, such as U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities. Fixed-income instruments are subject to many of the same risks that affect Secured Loans and unsecured loans, however they are often unsecured and typically lower in the issuer’s capital structure than loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income instruments are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

Unsecured Loans Risk

The Fund may invest in unsecured loans. Unsecured loans generally are subject to similar risks as those associated with investments in Secured Loans except that such loans are not secured by collateral. In the event of default on an unsecured loan, the first priority lien holder has first claim to the underlying collateral of the loan. Unsecured loans are subject to the additional risk that the cash flow of the Borrower may be insufficient to meet scheduled payments after giving effect to the secured obligations of the Borrower. Unsecured loans generally have greater price volatility than Secured Loans and may be less liquid.

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Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Short Selling Risk

The Fund may engage in short sales for investment and risk management purposes, including when the Adviser believes an investment will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. The Fund may also engage in short sales for financing purposes. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund is permitted to have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium if it borrows securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. Finally, regulations imposed by the SEC or other regulatory bodies relating to short selling may restrict the Fund’s ability to engage in short selling.

Structured Products Risk

The Fund may invest up to 10% of its Managed Assets in structured products, consisting of CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Annual Report | December 31, 2024	113

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. As a result, investments in CLOs and credit-linked notes may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results

Liquidity Risk

The Fund may invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Leverage Risk

The Fund incurs leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. Certain forms of effective leverage used by the Fund, such as leverage incurred in securities lending, swap contract arrangements, other derivative transactions or short selling, may not be considered senior securities under the 1940 Act, but will be considered leverage for the Fund’s leverage limits. The Fund’s use of these forms of effective leverage will not exceed 30% of its net assets. The Fund uses borrowings. Furthermore, the Fund previously added leverage to its portfolio through the issuance of preferred shares, and although it has no current intention to do so, may do so again. The Fund’s total use of leverage and short sales exposure, either through traditional leverage programs or through securities lending, total swap contract arrangements, other derivative transactions or short selling (including the market value of securities the Fund is obligated to repay through short sales even in transactions that do not result in leverage), will not exceed 40% of the Fund’s Managed Assets (67% of the Fund’s net assets). With respect to its short positions in securities and certain of its derivative positions, the Fund may maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions.

The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as borrowings for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for common shareholders but would also result in special risks for common shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the common shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

114	www.blackstone-credit.com

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

●	the likelihood of greater volatility of NAV and market price of the common shares than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on Borrowings and short-term debt or in the dividend rates on the MRPS that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

●	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Foreign Currency Risk

Because the Fund may invest up to 20% of its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, seek to protect the Fund from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

BGB

Derivatives Risk

Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund’s Managed Assets. The Fund may enter into derivatives for investment, hedging or leverage purposes. The Fund’s derivative investments have risks, including:

Credit-Linked Notes Risk

The Fund may invest up to 10% of its Managed Assets in credit-linked notes. Holders of credit-linked notes bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Credit-linked notes are structured products used to transfer credit risk. The performance of the notes is linked to the performance of an underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle (“SPV”) that sells credit protection through a credit default swap transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a certain credit event or events, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent payment obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers the contingent payment obligation. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated.

The Fund may have the right to receive payments only from the SPV and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain credit-linked notes enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in credit-linked notes generally pay their share of the SPV’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying credit-linked notes will rise or fall, these prices (and, therefore, the prices of credit-linked notes) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the SPV of a credit-linked note uses shorter term financing to purchase longer term securities, the SPV may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the credit-linked notes owned by the Fund.

Certain credit-linked notes may be thinly traded or have a limited trading market. Credit-linked notes are typically privately offered and sold. As a result, investments in credit-linked notes may be characterized by the Fund as illiquid securities.

Counterparty Risk

If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Annual Report | December 31, 2024	115

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

Leverage Risk

The derivative investments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments.

Illiquidity Risk

Certain derivative instruments may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the derivative is currently worth.

Correlation Risk

Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio.

Derivative instruments are also subject to the risk of the loss of principal. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Changes to the derivatives markets as a result of the continuous promulgation of rules under the Dodd-Frank Act and other government or international and other government regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions.

Rule 18f-4 requires registered investment companies to adopt a written policies and procedures reasonably designed to manage the Fund’s derivatives risks. In the event that the Fund’s derivatives exposure exceeds 10% of its net assets, the Fund will be required to adopt a written derivatives risk management program and comply with a value-at-risk based limit on leverage risk. The Board of Trustees has an oversight role in ensuring these new requirements are being taken into account and, if required, will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program.

Senior Secured Loans Risk

As part of its investments in corporate fixed income instruments, the Fund may invest in fixed, variable and floating rate Senior Secured Loans arranged through private negotiations between a Borrower and one or more financial institutions. In certain market conditions, the Fund may predominantly invest in Senior Secured Loans. Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Senior Secured Loans the Fund will invest in are usually rated below investment grade or may also be unrated. Although Senior Secured Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. Additionally, if a Borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. Senior Secured Loans are subject to a number of risks described elsewhere in this Report, including, but not limited to, credit risk, “covenant-lite” obligations risk, liquidity risk, valuation risk, below investment grade instruments risk and management risk.

Although the Senior Secured Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Secured Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Secured Loan. To the extent that a Senior Secured Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Senior Secured Loans that are under-collateralized involve a greater risk of loss. In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

116	www.blackstone-credit.com

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some Senior Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Secured Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Senior Secured Loans, the availability of Senior Secured Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Secured Loan may be adversely affected.

The Fund will typically acquire Senior Secured Loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the Senior Secured Loan and with regard to any associated collateral.

The Fund may, but will not typically, invest in a Senior Secured Loan through a participation. A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation in the loan to a full assignment of the loan under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to seek to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Secured Loan through a participation. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

Liquidity Risk

The Fund may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., instruments that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest, without limit, in restricted securities, which could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Leverage Risk

The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the common shareholders. The Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund’s Managed Assets.

Annual Report | December 31, 2024	117

Summary of Updated Information
Blackstone Credit & Insurance Funds	Regarding the Funds

December 31, 2024 (Unaudited)

The Fund’s use of leverage could create the opportunity for a higher return for common shareholders but would also result in special risks for common shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the common shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations compared to a comparable portfolio without leverage including:

●	the likelihood of greater volatility of NAV, market price and distribution rate of the common shares;

●	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

●	when the Fund uses leverage, the investment advisory and administrative fees payable to the Adviser and ALPS will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

●	leverage may increase expenses, which may reduce total return.

The Fund may continue to use leverage if the benefits to the common shareholders of maintaining the leveraged position are believed to outweigh any current reduced return, but expects to reduce, modify or cease its leverage if it is believed the costs of the leverage will exceed the return provided from the investments made with the proceeds of the leverage.

Foreign Currency Risk

Because the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

PORTFOLIO MANAGER INFORMATION

The portfolio managers are Robert Post, Meghan Fornshell, and Daniel McMullen, who are each responsible for the day-to-day management of the Fund. Mr. Post and Mr. McMullen are also members of the LCS Global Syndicated Credit Investment Committee and the LCS U.S. Investment Committee (the “Investment Committees”) of Blackstone Liquid Credit Strategies, LLC (the “Adviser”). The Investment Committees approve core investments made by the Fund but are not primarily responsible for the day-to-day management of the Fund.

Mr. McMullen is a Senior Managing Director and the Head of Loan Strategies for Blackstone Credit & Insurance’s LCS group. He joined Blackstone in 2002 and is additionally the Senior Portfolio Manager of LCS’s U.S. loan separately managed accounts, commingled funds, and exchange traded funds.

Mr. Post is a Managing Director and the Head of U.S. CLO Management for Blackstone Credit & Insurance. He joined Blackstone in 2017 and is additionally the Senior Portfolio Manager of LCS’s U.S. Collateralized Loan Obligations (“CLOs”).

Ms. Fornshell is a Principal and a Portfolio Manager at Blackstone Credit & Insurance. She joined Blackstone in 2018 and is additionally a Portfolio Manager of LCS’s U.S. CLOs.

118	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Summary of Fund Expenses

December 31, 2024 (Unaudited)

FUND ORGANIZATIONAL STRUCTURE

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund.

The purpose of the following table and example is to help you understand all fees and expenses common shareholders would bear directly or indirectly. The table below is based on the capital structure of the Funds for the year ended December 31, 2024 (except as noted below).

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
ANNUAL EXPENSES
Advisory Fees (1)	1.32%	1.20%	1.59%
Dividends on Preferred Shares (2)	–	–	0.52%
Other expenses (3)	0.66%	0.78%	0.51%
Interest on Borrowed Funds (4)	3.10%	3.22%	3.60%
TOTAL ANNUAL EXPENSES	5.08%	5.20%	6.22%

(1)	The Adviser receives a monthly management fee at the annual rate of 0.90% and 1.00% of the average daily managed assets of BSL and BGB, respectively. The Adviser receives 1.20% of the average daily value of BGX’s net assets.
(2)	Assumes the annual dividend rate for the Series B MRPS is 6.60% as of December 31, 2024 for BGB and has not increased as a result of any downgrade in the ratings of the Series B MRPS. If the ratings of the Series B MRPS are downgraded, the Fund’s dividend expense may increase.
(3)	“Other Expenses” are estimated amounts for the current fiscal year based on the Fund’s fees and expenses for the year ended December 31, 2023. “Other Expenses” include professional fees and other expenses, including, without limitation, SEC filing fees, printing fees, administration fees, transfer agency fees, custody fees, trustee fees and insurance costs.
(4)	Interest Payments on Borrowed Funds is based on estimated amounts for the current fiscal year. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s borrowings and market interest rates. Interest Payments on Borrowed Funds are required to be treated as an expense of the Fund for accounting purposes.

Example

As required by the relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in each Funds’ Common Shares assuming (i) total annual expenses of 5.08%, 5.20% and 6.22% for BSL, BGX and BGB, respectively of net assets attributable to each Funds’ Common Shares, (ii) a 5% annual return and (iii) reinvestment of all dividends and distributions at NAV:

	1 Year	3 Years	5 Years	10 Years
Blackstone Senior Floating Rate 2027 Term Fund	$51	$152	$254	$506
Blackstone Long-Short Credit Income Fund	$52	$156	$259	$515
Blackstone Strategic Credit 2027 Term Fund	$62	$183	$302	$586

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. Moreover, the Funds’ actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Annual Report | December 31, 2024	119

Blackstone Credit & Insurance Funds	Senior Securities

December 31, 2024 (Unaudited)

The table below sets forth the senior securities outstanding as of the end of each Funds’ fiscal years or period ended 2012, 2013, 2014, 2015, 2016, 2017, 2018, 2019, 2020, 2021, 2022, 2023 and 2024.

Blackstone Senior Floating Rate 2027 Term Fund

		Total Amount Outstanding	Asset Coverage Per $1,000	Involuntary Liquidating	Average Market Value
Year	Name of Loan	(in thousands)	of Indebtedness	Preference Per Unit(1)	Per Unit(2)
2012	Preferred Shares	$48,000	$3,036	$1,000	–
2012	Senior Securities	$96,000	$4,057	–	–
2013	Preferred Shares	$48,000	$3,035	$1,000	–
2013	Senior Securities	$96,000	$4,556	–	–
2014	Revolving Credit Facility	$133,000	$3,069	–	–
2015	Revolving Credit Facility	$119,500	$3,032	–	–
2016	Revolving Credit Facility	$131,000	$3,047	–	–
2017	Revolving Credit Facility	$132,000	$3,030	–	–
2018	Revolving Credit Facility	$124,000	$3,029	–	–
2019	Revolving Credit Facility	$123,500	$3,031	–	–
2020	Revolving Credit Facility	$100,000	$3,153	–	–
2021	Revolving Credit Facility	$105,500	$3,079	–	–
2022	Revolving Credit Facility	$85,000	$3,143	–	–
2023	Revolving Credit Facility	$89,600	$3,124	–	–
2024	Revolving Credit Facility	$90,600	$3,111	–	–

(1)	The amount to which a holder of each class of senior security would be entitled upon the involuntary liquidation of the Fund in preference to the holder of any class of security with a junior ranking.
(2)	Not applicable, as senior securities are not registered for public trading.

Blackstone Long-Short Credit Income Fund

		Total Amount Outstanding	Asset Coverage Per $1,000	Involuntary Liquidating	Average Market Value
Year	Name of Loan	(in thousands)	of Indebtedness	Preference Per Unit(1)	Per Unit(2)
2012(3)	Revolving Credit Facility	–	–	–	–
2013(3)	Revolving Credit Facility	–	–	–	–
2014	Revolving Credit Facility	$73,000	$4,100	–	–
2015	Revolving Credit Facility	$96,000	$3,033	–	–
2016	Revolving Credit Facility	$93,000	$3,314	–	–
	MRPS (Series A)	$20,000	$2,905	$1,000	–
2017	Revolving Credit Facility	$112,000	$3,117	–	–
	MRPS (Series A)	$20,000	$2,644	$1,000	–
2018	Revolving Credit Facility	$107,500	$3,032	–	–
	MRPS (Series A)	$20,000	$2,556	$1,000	–
2019	Revolving Credit Facility	$108,000	$3,037	–	–
	MRPS (Series A)	$20,000	$2,562	$1,000	–
2020	Revolving Credit Facility	$95,900	$3,189	–	–
	MRPS (Series A)	$20,000	$2,638	$1,000	–
2021	Revolving Credit Facility	$98,900	$3,157	–	–
	MRPS (Series A)	$20,000	$2,626	$1,000	–
2022	Revolving Credit Facility	$82,800	$3,170	–	–
	MRPS (Series A)	$20,000	$2,550	$1,000	–
2023	Revolving Credit Facility	$77,200	$3,162	–	–
2024	Revolving Credit Facility	$80,500	$3,082	–	–

(1)	The amount to which a holder of each class of senior security would be entitled upon the involuntary liquidation of the Fund in preference to the holder of any class of security with a junior ranking.
(2)	Not applicable, as senior securities are not registered for public trading.
(3)	At December 31, 2012 and 2013, the Fund did not have a revolving credit agreement or MRPS, but it had securities lending arrangements with cash collateral received valued as $52,405,671 and $38,219,410, respectively

120	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Senior Securities

December 31, 2024 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

		Total Amount Outstanding	Asset Coverage Per $1,000	Involuntary Liquidating	Average Market Value
Year	Name of Loan	(in thousands)	of Indebtedness	Preference Per Unit(1)	Per Unit(2)
2012	Revolving Credit Facility	$125,000	$7,851	–	–
2013	Revolving Credit Facility	$390,000	$3,190	–	–
2014	Revolving Credit Facility	$389,500	$3,062	–	–
2015	Revolving Credit Facility	$331,000	$3,051	–	–
2016	Revolving Credit Facility	$377,000	$2,989	–	–
	MRPS (Series A)	$45,000	$2,777	$1,000	–
2017	Revolving Credit Facility	$375,000	$3,132	–	–
	MRPS (Series A)	$45,000	$2,796	$1,000	–
2018	Revolving Credit Facility	$361,500	$3,015	–	–
	MRPS (Series A)	$45,000	$2,682	$1,000	–
2019	Revolving Credit Facility	$356,500	$3,037	–	–
	MRPS (Series A)	$45,000	$2,697	$1,000	–
2020	Revolving Credit Facility	$309,100	$3,196	–	–
	MRPS (Series A)	$45,000	$2,790	$1,000	–
2021	Revolving Credit Facility	$323,800	$3,131	–	–
	MRPS (Series A)	$45,000	$2,749	$1,000	–
2022	Revolving Credit Facility	$268,900	$3,172	–	–
	MRPS (Series A)	$45,000	$2,715	$1,000	–
2023	Revolving Credit Facility	$282,600	$3,160	–	–
	MRPS (Series B)	$45,000	$2,726	$1,000	–
2024	Revolving Credit Facility	$294,000	$3,093	–	–
	MRPS (Series B)	$45,000	$2,683	$1,000	–

(1)	The amount to which a holder of each class of senior security would be entitled upon the involuntary liquidation of the Fund in preference to the holder of any class of security with a junior ranking.
(2)	Not applicable, as senior securities are not registered for public trading.

Annual Report | December 31, 2024	121

Blackstone Credit & Insurance Funds	Market and Net Asset Value Information

December 31, 2024 (Unaudited)

The Funds’ Common Shares are listed on the New York Stock Exchange and trade under the tickers and commenced trading as shown below.

Fund	Ticker	Trading Commencement
Blackstone Senior Floating Rate 2027 Term Fund	BSL	May 26, 2010
Blackstone Long-Short Credit Income Fund	BGX	January 27, 2011
Blackstone Strategic Credit 2027 Term Fund	BGB	September 26, 2012

Our Common Shares have traded both at a premium and at a discount in relation to the Funds’ NAV per share. We cannot predict whether our Common Shares will trade at a premium or discount to NAV in the future. Our issuance of additional Common Shares may have an adverse effect on prices in the secondary market for our Common Shares by increasing the number of Common Shares available, which may create downward pressure on the market price for our Common Shares.

The following tables set forth for each of the periods indicated the range of high and low closing sale price of our Common Shares and the quarter-end sale price, each as reported on the Exchange, the NAV per share of Common Shares and the premium or discount to NAV per share at which our Common Shares were trading. NAV is generally determined on each business day that the Exchange is open for business. See “Net Asset Value” for information as to the determination of our NAV.

Blackstone Senior Floating Rate 2027 Term Fund

	Quarterly Closing
	Sale Price		Quarter-End Closing
				Net Asset	Premium/
				Value Per	(Discount) of
				Share of	Quarter-End
			Sale	Common	Sale Price
	High	Low	Price	Shares(1)	to NAV(2)
Fiscal Year 2019
March 29, 2019	16.94	15.33	16.42	16.82	(2.4)%
June 28, 2019	17.01	16.47	16.88	16.73	0.9%
September 30, 2019	17.58	16.27	16.92	16.53	2.4%
December 31, 2019	16.81	15.72	16.15	16.42	(1.6)%
Fiscal Year 2020
March 31, 2020	16.36	9.43	11.74	12.61	(6.9)%
June 30, 2020	13.29	10.64	12.86	14.47	(11.1)%
September 30, 2020	13.96	12.65	13.76	15.25	(9.8)%
December 31, 2020	14.43	13.15	14.22	15.87	(10.4)%
Fiscal Year 2021
March 31, 2021	15.67	14.12	15.56	16.28	(4.4)%
June 30, 2021	16.93	15.40	16.35	16.52	(1.0)%
September 30, 2021	16.68	15.83	16.42	16.53	(0.7)%
December 31, 2021	17.53	16.15	17.01	16.22	4.9%
Fiscal Year 2022
March 31, 2022	17.12	14.22	15.28	15.87	(3.7)%
June 30, 2022	15.82	13.13	13.30	14.32	(7.1)%
September 30, 2022	14.13	12.50	12.56	13.97	(10.1)%
December 30, 2022	13.02	12.24	12.43	14.00	(11.2)%
Fiscal Year 2023
March 31, 2023	12.82	12.64	12.68	14.19	(10.68)%
June 30, 2023	12.89	12.75	12.82	14.35	(10.66)%
September 29, 2023	13.34	13.22	13.25	14.62	(9.37)%
December 29, 2023	13.41	13.33	13.35	14.63	(8.75)%
Fiscal Year 2024
March 28, 2024	14.35	14.29	14.33	14.87	(3.63)%
June 28, 2024	14.18	14.01	14.01	14.80	(5.34)%
September 30, 2024	14.13	14.04	14.12	14.78	(4.47)%
December 31, 2024	14.55	14.28	14.34	14.69	(2.38)%

122	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Market and Net Asset Value Information

December 31, 2024 (Unaudited)

Blackstone Long-Short Credit Income Fund

	Quarterly Closing
	Sale Price		Quarter-End Closing
				Net Asset	Premium/
				Value Per	(Discount) of
				Share of	Quarter-End
			Sale	Common	Sale Price
	High	Low	Price	Shares(1)	to NAV(2)
Fiscal Year 2019
March 29, 2019	15.67	13.99	15.27	16.08	(5.0)%
June 28, 2019	15.79	14.94	15.69	15.98	(1.8)%
September 30, 2019	16.40	15.63	15.78	15.79	(0.1)%
December 31, 2019	15.84	14.94	15.64	15.74	(0.6)%
Fiscal Year 2020
March 31, 2020	16.44	8.61	10.54	11.67	(9.7)%
June 30, 2020	12.25	9.87	12.05	13.61	(11.5)%
September 30, 2020	12.97	11.95	12.86	14.35	(10.4)%
December 31, 2020	13.79	12.41	13.42	14.94	(10.2)%
Fiscal Year 2021
March 31, 2021	14.26	13.36	14.14	15.31	(7.6)%
June 30, 2021	15.18	14.07	15.12	15.53	(2.6)%
September 30, 2021	15.39	14.39	15.17	15.52	(2.3)%
December 31, 2021	15.59	14.32	14.76	15.22	(4.9)%
Fiscal Year 2022
March 31, 2022	15.00	13.05	13.44	14.81	(9.2)%
June 30, 2022	13.74	11.36	11.50	13.04	(11.8)%
September 30, 2022	12.84	10.81	10.90	12.52	(12.9)%
December 30, 2022	11.49	10.58	10.84	12.55	(13.6)%
Fiscal Year 2023
March 31, 2023	11.00	10.91	10.91	12.76	(14.50)%
June 30, 2023	11.39	11.31	11.34	12.91	(12.16)%
September 29, 2023	11.77	11.64	11.65	13.07	(10.86)%
December 29, 2023	11.50	11.45	11.45	13.13	(12.80)%
Fiscal Year 2024
March 28, 2024	12.35	12.30	12.31	13.34	(7.72)%
June 28, 2024	12.53	12.40	12.43	13.27	(7.23)%
September 30, 2024	12.90	12.79	12.79	13.35	(4.19)%
December 31, 2024	12.88	12.44	12.44	13.22	(5.90)%

Annual Report | December 31, 2024	123

Blackstone Credit & Insurance Funds	Market and Net Asset Value Information

December 31, 2024 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

	Quarterly Closing
	Sale Price		Quarter-End Closing
				Net Asset	Premium/
				Value Per	(Discount) of
				Share of	Quarter-End
			Sale	Common	Sale Price
	High	Low	Price	Shares(1)	to NAV(2)
Fiscal Year 2019
March 29, 2019	14.79	13.47	14.25	15.69	(9.2)%
June 28, 2019	14.67	14.22	14.67	15.59	(5.9)%
September 30, 2019	15.09	14.26	14.60	15.34	(4.8)%
December 31, 2019	14.59	13.68	14.38	15.26	(5.8)%
Fiscal Year 2020
March 31, 2020	14.92	8.22	10.41	11.45	(9.1)%
June 30, 2020	11.71	9.74	11.42	13.02	(12.3)%
September 30, 2020	12.22	11.16	12.22	13.69	(10.7)%
December 31, 2020	12.75	11.68	12.48	14.19	(12.1)%
Fiscal Year 2021
March 31, 2021	13.40	12.36	13.33	14.52	(8.2)%
June 30, 2021	13.95	13.27	13.93	14.72	(5.4)%
September 30, 2021	14.10	13.55	13.85	14.70	(5.8)%
December 31, 2021	13.94	13.84	13.62	14.45	(5.7)%
Fiscal Year 2022
March 31, 2022	13.79	12.52	13.05	14.08	(7.3)%
June 30, 2022	13.32	10.88	11.17	12.50	(10.6)%
September 30, 2022	12.21	10.53	10.63	12.03	(11.6)%
December 30, 2022	11.09	10.27	10.58	12.08	(12.4)%
Fiscal Year 2023
March 31, 2023	10.74	10.61	10.65	12.26	(13.13)%
June 30, 2023	10.96	10.91	10.93	12.39	(11.78)%
September 29, 2023	11.10	10.99	10.99	12.52	(12.22)%
December 29, 2023	11.38	11.28	11.32	12.66	(10.58)%
Fiscal Year 2024
March 28, 2024	11.94	11.87	11.90	12.84	(7.32)%
June 28, 2024	12.00	11.86	11.89	12.77	(6.89)%
September 30, 2024	12.36	12.26	12.32	12.90	(4.50)%
December 31, 2024	12.32	12.15	12.23	12.78	(4.30)%

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter.
(2)	Calculated as of the quarter-end by dividing quarter-end closing sales price by the quarter-end NAV, minus 1.

UNRESOLVED STAFF COMMENTS

Each Fund believes that there are no material unresolved written comments, received 180 days or more before December 31, 2024, from the Staff of the SEC regarding any of its periodic or current reports under the Exchange Act or the 1940 Act, or its registration statement.

124	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Privacy Procedures
December 31, 2024 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

Rev November 2024

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and income

●   Assets and investment experience

●   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com
Who We Are
Who is providing this notice?	Blackstone Registered Funds consists of Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund, Blackstone Private Credit Fund, and Blackstone Secured Lending Fund.

Annual Report | December 31, 2024	125

Blackstone Credit & Insurance Funds	Privacy Procedures
December 31, 2024 (Unaudited)

What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

●    open an account or give us your income information

●    provide employment information or give us your contact information

●    tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include entities with a Blackstone name and certain other financial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.
Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us

If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You may also write to:

Blackstone Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

126	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Privacy Procedures
December 31, 2024 (Unaudited)

INVESTOR DATA PRIVACY NOTICE

Why are you seeing this notice?

●	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).
●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).
●	“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information relating to an identified or identifiable individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).
●	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’ / anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

●	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).
●	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
●	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.
●	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ’Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What personal data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment. The Personal Data we collect about you may include:

●	Contact information, such as name, e-mail and postal address, and phone number;
●	Demographic information, such as date and country of birth, gender, country of residence, nationality, and citizenship;
●	Government-issued identification numbers provided in connection with a subscription to Funds, such as Social Security number, driver’s license number, passport number, national identification number, and tax identification number;
●	Professional or employment-related information, such as the name of your employer or the organization you represent and your position;
●	Financial information, such as information related to your transactions with us or others, bank account details (e.g., account and routing number), financial account history, information concerning the source of funds used for investments, and details regarding your investment history (e.g., types and amounts of investments) assets, income, and financial returns and positions;

Annual Report | December 31, 2024	127

Blackstone Credit & Insurance Funds	Privacy Procedures
December 31, 2024 (Unaudited)

●	Investment preferences;
●	Information related to background checks (e.g., “know your client”, anti-money laundering and sanctions checks) and any information related to applicable restrictions on your investments, such as political exposure or sanctions;
●	Information collected in the context of monitoring and surveillance where permitted or required by applicable law, including recordings of telephone and video calls and CCTV; and
●	Other information you or the organization you represent choose to provide, such as through eligibility questionnaires and ongoing investor relations communications.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

Where do we obtain your personal data?

We collect Personal Data about you from a number of sources, including:

WHAT	HOW
Personal data that you give us

●    From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or Social Security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

●    When you provide it to us in correspondence and conversations, including electronic communications such as e-mail and telephone calls

●    When you make transactions with respect to the Fund

●    When you interact with our online platforms and websites (such as bxaccess.com)

●    When you purchase securities from us and/or tell us where to send money

●    From cookies, web beacons, and similar interactions when you or your devices access our sites

●    When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal data that we obtain from others

We obtain Personal Data from:

●    Publicly available and accessible directories and sources

●    Bankruptcy registers

●    Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

●    Governmental and competent regulatory authorities to whom we have regulatory obligations

●    Credit agencies

●    Fraud prevention and detection agencies / organizations

●    Transaction counterparties

128	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Privacy Procedures
December 31, 2024 (Unaudited)

Why do we process your personal data?

We may process your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

●    Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

●    Meet the resulting contractual obligations we have to you

●    Facilitate the continuation or termination of the contractual relationship between you and the Fund

●    Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

●    Undertake our client and investor due diligence, and on-boarding checks

●    Carry out verification, “know your client”, terrorist financing, sanctions, and anti-money laundering checks

●    Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

●    Comply with requests from regulatory, governmental, tax and law enforcement authorities

●    Carry out surveillance and investigations

●    Carry out audit checks

●    Maintain statutory registers

●    Prevent and detect fraud

●    Comply with sanctions requirements

Annual Report | December 31, 2024	129

Blackstone Credit & Insurance Funds	Privacy Procedures
December 31, 2024 (Unaudited)

Legitimate Interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

●    Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

●    Assess and process any applications or requests made by you

●    Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

●    Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●    Address or investigate any complaints, claims, proceedings or disputes

●    Provide you with, and inform you about, our investment products and services

●    Monitor and improve our relationships with investors

●    Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and “know your client” checks

●    Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, “know your client”, terrorist financing, and sanctions checks)

●    Manage our risk and operations

●    Comply with our accounting and tax-reporting requirements

●    Comply with our audit requirements

●    Assist with internal compliance with our policies and processes

●    Ensure appropriate group management and governance

●    Keep our internal records

●    Prepare reports on incidents/accidents

●    Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●    Analyze and manage commercial risks

●    Seek professional advice, including legal advice

●    Enable any actual or proposed assignee or transferee, participant or nsub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

●    Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●    Monitor communications to/from us using our systems

●    Protect the security and integrity of our information technology systems

●    Protect the security and safety of our buildings and locations where we operate

●    Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

●    Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent / agent banks

●    Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate Interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

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Blackstone Credit & Insurance Funds	Privacy Procedures
December 31, 2024 (Unaudited)

Who we share your personal data with

We may share your Personal Data as follows:

Who	Why
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

●    To manage our relationship with you

●    For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

●    For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers

●    Delivering the services you require

●    Managing your investment

●    Supporting and administering investment-related activities

●    Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

●    To comply with applicable laws and regulations

●    Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

●    Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

●    Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

●    Supporting and administering investment-related activities

●    Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

●    Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

●    Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers

●    Providing you with investment-related services

●    To comply with applicable legal and regulatory requirements

●    Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

●	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in a country or territory; and
●	Other organizations and agencies – where we are required to do so by law.

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December 31, 2024 (Unaudited)

Do you have to provide us with this personal data?

Where we collect Personal Data from you, we will indicate if:

●	Provision of the Personal Data is necessary for our compliance with a legal obligation; or
●	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your personal data internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ’Contact Us’ section for details.

Consent – and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an e-mail at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, e-mail, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ’Contact Us’ section for details).

Retention and deletion of your personal data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

●	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and
●	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it. We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

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Blackstone Credit & Insurance Funds	Privacy Procedures
December 31, 2024 (Unaudited)

Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

●	Access your Personal Data
●	Restrict the use of your Personal Data in certain circumstances
●	Have incomplete or inaccurate Personal Data corrected
●	Ask us to stop processing your Personal Data
●	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please see the ’Contact Us’ section for details.

Concerns or queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ’Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

Annual Report | December 31, 2024	133

Blackstone Credit & Insurance Funds	Privacy Procedures
December 31, 2024 (Unaudited)

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by e-mail or access our web form by e-mailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

A list of country specific addresses and contacts for locations where we operate is available at https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

Changes to this data privacy notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

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Blackstone Credit & Insurance Funds	Trustees & Officers
December 31, 2024 (Unaudited)

The overall management of the business and affairs of the Funds, including oversight of the Adviser, is vested in the Board. The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board to hold office until removed or replaced by the Board or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Adviser, the Trustees and the Funds’ officers is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below. The SAI includes additional information about the board members and is available, without charge, upon request. Shareholders may call (888) 756-8443 or email BlackstoneShareholderRelations@Blackstone.com to request the SAI.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Jane M. Siebels Birth Year: 1960	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: November 2021 BGX: November 2021 BGB: November 2021 Term Expires: BSL: 2026 BGX: 2026 BGB: 2026	Ms. Siebels was formerly a Consultant at Per4M and advises a small global equity hedge fund. Currently, she is the CEO of Homer Technology. Prior to 2019, she was CEO and CIO of Amber Asset Management, f/k/a Green Cay Asset Management.	3	Scotia Bank (Bahamas); Scotia Bank International (Bahamas); Scotia Trust (Bahamas); First Trust Bank (Bahamas); Global Innovation Fund; Amber Asset Management (until 2019)
Edward H. D’Alelio(6) Birth Year: 1952	Trustee Member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2026 BGX: 2026 BGB: 2026	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	3	Owl Rock Capital Corp. business development companies (“BDCs”) (7 portfolios overseen in Fund Complex)
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2027 BGX: 2027 BGB: 2027	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	3	Sisecam Resources LP (formerly, Ciner Resources LP) (master limited partnership) (until 2023)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2027 BGX: 2027 BGB: 2027	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust; 1290 Funds

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Blackstone Credit & Insurance Funds	Trustees & Officers
December 31, 2024 (Unaudited)

INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Daniel Leiter(4) Birth Year: 1983	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: BSL: November 2024 BGX: November 2024 BGB: November 2024 Term Expires: BSL: 2025 BGX: 2025 BGB: 2025	Dan Leiter is the Head of International for Blackstone Credit & Insurance and the Global Head of Liquid Credit Strategies. Prior to joining Blackstone in 2024, Mr. Leiter worked at Morgan Stanley where he was most recently a Managing Director in Fixed Income. At Morgan Stanley, Mr. Leiter was globally responsible for the Securitized Products Trading and Alternative Financing businesses. He was also the head of European Securitized Products across all business lines including trading, sales, structuring and lending.	3	None

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Blackstone Credit & Insurance Funds	Trustees & Officers
December 31, 2024 (Unaudited)

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel Leiter(4) Birth Year: 1983	Chairman of the Board, President, Chief Executive Officer, Trustee	Officer Since: BSL: November 2024 BGX: November 2024 BGB: November 2024	Mr. Leiter is the Head of International for Blackstone Credit & Insurance and the Global Head of Liquid Credit Strategies. Prior to joining Blackstone in 2024, Mr. Leiter worked at Morgan Stanley where he was most recently a Managing Director in Fixed Income. At Morgan Stanley, Mr. Leiter was globally responsible for the Securitized Products Trading and Alternative Financing businesses. He was also the head of European Securitized Products across all business lines including trading, sales, structuring and lending.
Gregory Roppa Birth Year: 1979	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2022 BGX: March 2022 BGB: March 2022 Term of Office: Indefinite	Mr. Roppa is a Managing Director in the Global Fund Finance group of Blackstone, where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit & Insurance, and Real Estate businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm.
Robert Post Birth Year: 1989	Executive Vice President and Assistant Secretary	Officer Since: BSL: January 2024 BGX: January 2024 BGB: January 2024 Term of Office: Indefinite	Mr. Post is a Managing Director and the Head of U.S. CLO Management for Blackstone Credit & Insurance. Mr. Post is also a Portfolio Manager of the U.S. closed-end funds. Before joining Blackstone in 2017, Mr. Post was a Junior Portfolio Manager at BlackRock, where his responsibilities included various leveraged loan and high yield mandates.
Kevin Michel(5) Birth Year: 1986	Chief Legal Officer and Secretary	Officer Since: BSL: November 2024 BGX: November 2024 BGB: November 2024 Term of Office: Indefinite	Mr. Michel is a Managing Director in the Legal & Compliance Group at Blackstone. He joined Blackstone in 2015 and is involved in the legal structuring and management of Blackstone’s retail-focused funds, with a particular focus on investment companies registered under the Investment Company Act of 1940. Before joining Blackstone in 2015, Mr. Michel was an Associate in the Asset Management Group of Willkie Farr & Gallagher LLP, where he focused on the formation and operation of hedge funds and registered investment companies.
William Renahan Birth Year: 1969	Chief Compliance Officer	Officer Since: BSL: September 2022 BGX: September 2022 BGB: September 2022 Term of Office: Indefinite	Mr. Renahan is a Managing Director in the Legal and Compliance group of Blackstone. Before joining Blackstone in 2022, he was a Senior Managing Director and Chief Compliance Officer at Duff & Phelps Investment Management.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Officer Since: BSL: February 2021 BGX: February 2021 BGB: February 2021 Term of Office: Indefinite	Ms. Naratil is a Managing Director and a member of the Product Management team within Blackstone Credit & Insurance’s Liquid Credit Strategies business. Before joining Blackstone Credit & Insurance in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

(1)	Except for Daniel Leiter, the address of each Trustee/Nominee and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154. Daniel Leiter’s address is Berkeley Square House, London, W1J6BD, United Kingdom.
(2)	The “Fund Complex” consists of the Blackstone Credit & Insurance Closed-End Funds, Blackstone Secured Lending Fund, Blackstone Private Credit Fund, and Blackstone Alternative Multi-Strategy Fund.
(3)	"Interested person" of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Leiter is an interested person due to his employment with the Adviser.
(4)	Effective November 15, 2024, Robert Zable resigned from his positions as Trustee and Chairman of the Board and as President and Chief Executive Officer of the Funds, and effective November 15, 2024, the Board appointed Daniel Leiter to these positions.

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Blackstone Credit & Insurance Funds	Trustees & Officers
December 31, 2024 (Unaudited)

(5)	Effective November 15, 2024, Marisa Beeney resigned from her positions as Chief Legal Officer and Secretary of the Funds, and effective November 15, 2024, the Board appointed Kevin Michel to these positions.
(6)	Effective upon adjournment of the meeting of the Board on February 21, 2025, Edward H. D’Alelio resigned from his position as Trustee of the Funds.

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Page Intentionally Left Blank

Blackstone

Trustees
Daniel Leiter
Chairman of the Board of Trustees
Edward H. D'Alelio
Thomas W. Jasper
Gary S. Schpero
Jane M. Siebels

Investment Manager
Blackstone Liquid Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 10th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Transfer Agent
Computershare Inc.
150 Royall Street
Canton, Massachusetts 02021

Fund Officers
Daniel Leiter
President and Chief Executive Officer
Gregory Roppa
Chief Financial Officer and Treasurer
Robert Post
Executive Vice President and Assistant Secretary
Kevin Michel
Chief Legal Officer and Secretary
William Renahan
Chief Compliance Officer
Valerie Naratil
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit 2027 Term Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.
Information on the Funds is available at www.blackstone-credit.com.

1.877.876.1121 | WWW.BLACKSTONE-CREDIT.COM

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 19.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2024 and December 31, 2023 were $104,350 and $102,183, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal years ended December 31, 2024 and December 31, 2023 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal years ended December 31, 2024 and December 31, 2023 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $18,619 and $18,625, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal years ended December 31, 2024 and December 31, 2023 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant's principal auditors must be pre-approved by the registrant's audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2024 and December 31, 2023 were $18,619 and $18,625, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Thomas W. Jasper, Chairman of the Audit Committee

Edward H. D'Alelio1

Gary S. Schpero

Jane Siebels

[1]	Effective upon adjournment of the meeting of the Board on February 21, 2025, Edward H. D'Alelio resigned from his position as Trustee.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 99.12, is a copy of the registrant’s proxy voting policies and procedures.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: December 31, 2024

The portfolio managers for the registrant (also referred to as the “Fund”) are Robert Post, Meghan Fornshell, and Daniel McMullen, who are each responsible for the day-to-day management of the Fund. Mr. Post and Mr. McMullen are also members of the LCS Global Syndicated Credit Investment Committee and the LCS U.S. Investment Committee (the “Investment Committees”) of Blackstone Liquid Credit Strategies, LLC (the “Adviser”). The Investment Committees approve core investments made by the Fund but are not primarily responsible for the day-to-day management of the Fund.

Portfolio Managers Name	Title	Length of Service	Business Experience During Past 5 Years
Robert Post	Portfolio Manager	Since August 2020

Mr. Post is a Managing Director and the Head of U.S. CLO Management for Blackstone Credit & Insurance. He joined Blackstone in 2017 and is additionally the Senior Portfolio Manager of LCS’s U.S. Collateralized Loan Obligations (“CLOs”).

Daniel McMullen	Portfolio Manager	Since November 2024

Mr. McMullen is a Senior Managing Director and the Head of Loan Strategies for Blackstone Credit & Insurance’s LCS group. He joined Blackstone in 2002 and is additionally the Senior Portfolio Manager of LCS’s U.S. loan separately managed accounts, commingled funds, and exchange traded funds.

Meghan Fornshell	Portfolio Manager	Since November 2024	Ms. Fornshell is a Principal and a Portfolio Manager at Blackstone Credit & Insurance. She joined Blackstone in 2018 and is additionally a Portfolio Manager of LCS’s U.S. CLOs.

(a)(2) As of December 31, 2024, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts*	Total Assets ($mm)*	Number of Accounts*	Total Assets ($mm)*	Material Conflicts if Any
Robert Post					See below(1)
Registered Investment Companies	2	1,158	-	-
Other Pooled Accounts	77	33,197	77	33,197
Other Accounts	3	776	1	31

Daniel McMullen					See below(1)
Registered Investment Companies	4	9,364	-	-
Other Pooled Accounts	2	1,544	-	-
Other Accounts	17	7,567	-	-

Meghan Fornshell					See below(1)
Registered Investment Companies	2	1,158	-	-
Other Pooled Accounts	77	33,197	77	33,197
Other Accounts	3	776	1	31

*	Excluding the registrant.

(1) Potential Conflicts of Interest

The purchase of common shares of beneficial interest (“Common Shares”) in the Fund involves a number of significant risks that should be considered before making any investment. The Fund and holders of Common Shares of the Fund (“common shareholders”) will be subject to a number of actual and potential conflicts of interest involving the Firm (defined below). In addition, as a consequence of Blackstone Inc. (collectively with its affiliates as the context requires, “Blackstone” and together with Blackstone Credit & Insurance, the “Firm”) holding a controlling interest in Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit-focused business of Blackstone, “Blackstone Credit & Insurance”) and Blackstone’s status as a public company, the officers, directors, members, managers and employees of Blackstone Credit & Insurance will take into account certain additional considerations and other factors in connection with the management of the business and affairs of the Fund that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, Blackstone Credit & Insurance, Blackstone or the Adviser in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to Blackstone Credit & Insurance affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

For purposes of this discussion and ease of reference, the following terms shall have the meanings as set forth below:

“Other Blackstone Credit & Insurance Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Other Blackstone Credit & Insurance Clients own interests) that Blackstone Credit & Insurance may establish, advise or sub-advise from time to time and to which Blackstone Credit & Insurance provides investment management or sub-advisory services (other than the Fund and any such funds and accounts in which the Fund has an interest), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone Credit & Insurance to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided, that for the avoidance of doubt, “Other Blackstone Credit & Insurance Clients” shall not include Blackstone Credit & Insurance in its role as principal of any account, including any accounts for which Blackstone Credit & Insurance or an affiliate thereof acts as an adviser.

“Blackstone Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Blackstone Clients own interests) that Blackstone may establish, advise or sub-advise from time to time and to which Blackstone provides investment management or sub-advisory services (other than the Fund, any such funds and accounts in which the Fund has an interest and Other Blackstone Credit & Insurance Clients), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided that, for the avoidance of doubt, “Blackstone Clients” shall not include Blackstone in its role as principal of any account, including any accounts for which Blackstone or an affiliate thereof acts as an adviser.

“Other Clients” means, collectively, Other Blackstone Credit & Insurance Clients and Blackstone Clients.

The Firm’s Policies and Procedures. The Firm has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Because the Firm has many different asset management and advisory businesses, including private equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units or segments at the Firm, the Firm has implemented certain policies and procedures (e.g., information wall policy) regarding the sharing of information that may from time to time reduce the positive synergies that the Fund expects to utilize for purposes of identifying and managing attractive investments. For example, the Firm will from time to time come into possession of material non-public information with respect to companies in which Other Clients might be considering making an investment. The information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between the Adviser and other business units or segments at the Firm. Personnel of the Firm could be unable, for example, to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Firm to share information internally. In addition, to the extent that the Firm is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Fund and the Adviser may also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Other Client has or has considered making an investment or which is otherwise a client of the Firm will have the potential to restrict or otherwise limit the ability of the Fund and/or its obligors and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. The Firm may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of the common shareholders in the Fund. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Board’s oversight. Common shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests. In addition, the Adviser may in certain situations choose to obtain the consent of the Board with respect to any specific conflict of interest, including with respect to the approvals required under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund may enter into joint transactions or cross-trades with clients or affiliates of the Adviser to the extent permitted by the 1940 Act, the Advisers Act and any applicable co-investment order from the Securities and Exchange Commission (the “SEC”). Subject to the limitations of the 1940 Act, the Fund may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds managed by Blackstone Credit & Insurance.

Allocation of Personnel. The Adviser and its members, officers and employees will devote as much of their time and attention to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the investment advisory agreement, the Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities have the potential to be in competition with the Fund and/or to involve substantial time and resources of the Adviser. Firm personnel, including members of the investment committee, will work on other projects, serve on other committees and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. Certain members of the Adviser’s investment team are also members of Other Clients’ investment teams and will continue to serve in those roles (which could be their primary responsibility) and as a result, not all of their business time will be devoted to Blackstone or the Fund. Certain non-investment professionals are not dedicated solely to the Fund and are permitted to perform work for Other Clients which is expected to detract from the time such persons devote to the Fund. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such Other Clients of the Adviser. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the common shareholders. Furthermore, Blackstone Credit & Insurance’s and the Adviser’s personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of Blackstone Credit & Insurance may share in the fees and performance-based compensation from the Fund; similarly, Blackstone Credit & Insurance personnel can share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. Blackstone Credit & Insurance’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive.

In addition, professionals of the Adviser are expected to participate in a Blackstone-sponsored program whereby any professional of the Adviser may receive carried interest or other compensation from another business unit of Blackstone in connection with such professional’s successful referral of a transaction to such other business unit of Blackstone or by virtue of other arrangements with Blackstone. Such compensation may include carried interest generated by a fund managed by such other business unit of Blackstone (or potentially even in a third-party fund manager). While not expected to be material, the amount of any carried interest or other compensation received in connection with any such program could ultimately be material and could involve a variety of conflicts of interest relating to such professional’s responsibilities with respect to the Fund, the incentive they would have to refer transactions to other Blackstone business units, and the financial interests they could have in Other Clients (including those that could invest in the same portfolio companies as the Fund or could transact with the Fund, for example in cross transactions) as a result of their participation in the aforementioned program.

Outside Activities of Principals and Other Personnel and their Related Parties. Certain of the principals and employees of the Adviser will, in certain circumstances be subject to a variety of conflicts of interest relating to their responsibilities to the Fund, Other Clients and their respective portfolio companies, and their outside personal or business activities, including as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Fund, including if such other entities compete with the Fund for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund, there can be no assurance that conflicts of interest between the interests of the Fund and Other Clients will be resolved favorably for the Fund. Furthermore, certain principals and employees of the Adviser may have a greater financial interest in the performance of such Other Clients or accounts than the performance of the Fund. Such involvement may create conflicts of interest in making investments on behalf of the Fund and such Other Clients and accounts. Also, Blackstone personnel, Firm employees, including employees of the Adviser, are generally permitted to invest in alternative investment funds, private equity and debt funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to the Firm’s Code of Ethics requirements), some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments which can be expected to also be held or acquired by Other Clients, the Fund, or otherwise relate to the obligors in which the Fund has or acquires a different principal investment (including, for example, with respect to seniority), which is expected to give rise to conflicts of interest related to misaligned interests between the Fund and such persons, it being understood that where Blackstone personnel make investments in alternative investment funds and other investment vehicles with the intent to source investments for the Fund or Other Clients, there is a greater likelihood that the Fund or such Other Clients will invest in companies in which Blackstone personnel hold an indirect interest. There could be situations in which such alternative investment funds invest in the same obligors/portfolio companies as the Fund and there could be situations in which such alternative investment funds purchase securities from, or sell securities to, the Fund. There can be no assurance that conflicts of interest arising out of such activities will be resolved in favor of the Fund. Common shareholders will not receive any benefit from any such investments, and the financial incentives of such Firm personnel in such other investments could be greater than their financial incentives in relation to the Fund. Although Blackstone Credit & Insurance will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund.

Additionally, certain employees and other professionals of the Firm may have family members or relatives employed by advisers and service providers (or their affiliates) or otherwise actively involved in (or have business, financial, or other relationships with) industries and sectors in which the Fund invests, and/or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors, personnel or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its obligors and/or assets, or service providers of the Fund. Moreover, in certain instances, the Fund or its obligors can be expected to issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships also may influence Blackstone, the Adviser and/or Blackstone Credit & Insurance in deciding whether to select or recommend certain service providers to perform services for the Fund or obligors (the cost of which will generally be borne directly or indirectly by the Fund or such obligors, as applicable) and to incentivize Blackstone to engage such service provider over a third party. The fees for services provided by such service providers may or may not be at the same rate charged by other third parties and the Firm undertakes no obligations to select service providers who have lower rates. The Firm undertakes no minimum amount of benchmarking. To the extent the Firm does engage in benchmarking, it cannot be assured that such benchmarking will be accurate, comparable, or relate specifically to the assets or services to which such rates or terms relate. Whether or not the Firm has a relationship or receives financial or other benefit from recommending a particular service provider, there can be no assurance that no other service provider is more qualified to provide the applicable services or could provide such services at lesser cost. Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, in the case of broker-dealers, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund. To the extent that the Firm determines appropriate, conflict mitigation strategies can be expected to be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Firm.

Secondments and Internships. Certain personnel of the Firm and its affiliates, including consultants, will, in certain circumstances, be seconded to one or more portfolio companies, vendors, service providers and vendors or common shareholders or other investors of the Fund and Other Clients to provide finance, accounting, operational support, data services and other similar services, including the sourcing of investments for the Fund or other parties. The salaries, benefits, overhead and other similar expenses for such personnel during the secondment could be borne by the Firm and its affiliates or the organization for which the personnel are working or both (including fees for acquisition and/or transaction services to brokers, consultants (including sustainability consultants) or other finders). In addition, personnel of portfolio companies, vendors and service providers (including law firms and accounting firms) and common shareholders or other investors of the Fund and Other Clients will, in certain circumstances, be seconded to, serve internships at, receive trainings from or otherwise provide consulting services to, or be temporarily hired by, the Firm, the Fund and its obligors, and Other Clients and its portfolio companies. While often the Fund, Other Clients and their obligors or portfolio companies (as applicable) are the beneficiaries of these types of arrangements, the Firm is expected to be a beneficiary of these arrangements as well, including in circumstances where the vendor, personnel or service provider or otherwise also provides services to the Fund, Other Clients, their obligors or respective portfolio companies (as applicable) or the Firm in the ordinary course. The Firm, the Fund, Other Clients or their obligors or respective portfolio companies (as applicable) could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements. The management fee will not be reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto and the Fund may not receive any benefit as a result of these arrangements. The personnel described above may provide services in respect of multiple matters, including in respect of matters related to the Firm, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and the Firm will endeavor in good faith to allocate the costs of these arrangements, if any, to the Firm, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology the Firm deems appropriate in a particular circumstance. In such circumstances, a conflict of interest exists because the Adviser and Blackstone Credit & Insurance or their affiliates have an incentive to select one service provider over another on the basis that the Adviser and Blackstone Credit & Insurance or their affiliates could receive the benefit of seconded employees from such service provider, particularly where the compensation and expenses for such personnel during the secondment is borne by the service provider and not the Adviser and Blackstone Credit & Insurance or their affiliates.

Other Benefits. Blackstone Credit & Insurance and its personnel and related parties will receive intangible and other benefits, discounts and perquisites arising or resulting from their activities on behalf of the Fund, the value of which will not reduce the management fees or incentive fees or otherwise be shared with the Fund, or its portfolio companies. For example, airline travel or hotel stays incurred as Fund expenses, as set forth in the investment advisory agreement (“Fund Expenses”), may result in “miles” or “points” or credit in loyalty or status programs, and certain purchases made by credit card will result in “credit card points”, “cash back” or rebates in addition to such loyalty or status program miles or points. Such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to the benefit of Blackstone Credit & Insurance, its affiliates or their personnel (and not the Fund and/or portfolio companies) even though the cost of the underlying service is borne as Fund Expenses or by its portfolio companies. Similarly, Blackstone Credit & Insurance, its affiliates and their personnel and related persons also receive discounts on products and services provided by portfolio companies and/or customers or suppliers of such portfolio companies. Such other benefits or fees may give rise to conflicts of interest in connection with the Fund’s investment activities, as they could incentivize the Adviser and Blackstone Credit & Insurance and its personnel to conduct certain activities in order to obtain such benefits, though such benefits do not correspondingly benefit the Fund. While the Adviser and Blackstone Credit & Insurance will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Fund.

Senior Advisors, Industry Experts and Operating Partners. Blackstone Credit & Insurance may engage and retain strategic advisers, consultants, senior advisors, executive advisers, industry experts, operating partners, deal sourcers, consultants and other similar professionals (which may include former employees of Blackstone and/or Blackstone Credit & Insurance, as well as current employees of Blackstone’s and/or Blackstone Credit & Insurance’s portfolio companies) (“Senior and Other Advisors”) who are not employees or affiliates of Blackstone Credit & Insurance, including through joint ventures, investment platforms, other entities or similar arrangements, and who will, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from Blackstone Credit & Insurance or the Fund). In particular, in some cases, consultants, including those with a “Senior Advisor” title, have been and will be engaged with the responsibility to source and recommend transactions to Blackstone Credit & Insurance or to undertake a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy, potentially on a full-time and/or exclusive basis and notwithstanding any overlap with the responsibilities of the Adviser under the investment advisory agreement, the compensation to such consultants may be borne fully by the Fund and/or portfolio companies (with no reduction to the management fee payable by the Fund) and not Blackstone Credit & Insurance. In such circumstances, such payments from, or allocations of a profits interest with respect to, portfolio companies and/or the Fund may, subject to applicable law, be treated as Fund Expenses and will not, even if they have the effect of reducing any retainers or minimum amounts otherwise payable by Blackstone Credit & Insurance, be deemed paid to or received by Blackstone Credit & Insurance, and such amounts will not reduce the management fees or incentive fees payable.

To the extent permitted by applicable law and/or any applicable SEC-granted exemptive or no-action relief, these Senior and Other Advisors often have the right or may be offered the ability to (i) co-invest alongside the Fund, including in the specific investments in which they are involved (and for which they may be entitled to receive performance-related incentive fees, which will reduce the Fund’s returns), (ii) otherwise participate in equity plans for management of any such portfolio company or (iii) invest directly in the Fund or in a vehicle controlled by the Fund subject to reduced or waived management fees and/or incentive fees, including after the termination of their engagement by or other status with the Firm. Such co-investment and/or participation generally will result in the Fund being allocated a smaller share of the applicable investment. Such co-investment and/or participation may vary by transaction and such participation may, depending on its structure, reduce the Fund’s returns. Additionally, and notwithstanding the foregoing, these Senior and Other Advisors, as well as other Blackstone Clients, may be (or have the preferred right to be) investors in Blackstone Credit & Insurance’s portfolio companies (which, in some cases, may involve agreements to pay performance fees or allocate profits interests to such persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns) and/or Other Clients. Such Senior and Other Advisors, as well as other Blackstone Clients, may also, subject to applicable law, have rights to co-invest with the Fund on a side-by-side basis, which rights are generally offered on a no-fee/no-carried interest basis and generally result in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side participation. Senior and Other Advisors’ benefits described in this paragraph will, in certain circumstances, continue after termination of status as a Senior and Other Advisor. In certain cases, these Senior and Other Advisors will receive intangible and other benefits resulting from their activities on behalf of the Firm.

The time, dedication and scope of work of, and the nature of the relationship with each of the Senior and Other Advisors vary considerably. In certain cases, they may advise Blackstone on transactions, provide Blackstone with industry-specific insights and feedback on investment themes, assist in transaction due diligence or make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles (and may be exclusive service providers to Blackstone) and serve as executives or directors on the boards of portfolio companies or contribute to the identification and origination of new investment opportunities. The Fund may rely on these Senior and Other Advisors to recommend Blackstone as a preferred investment partner, identify investments, source opportunities, and otherwise carry out its investment program, but there is no assurance that these advisers will continue to be involved with the Fund for any length of time. In certain instances, Blackstone has formal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement, and, in any event, pursuant to negotiated arrangements) by Blackstone, the Fund, and/or portfolio companies or otherwise uncompensated unless and until an engagement with a portfolio company develops. In certain cases, they have certain attributes of Blackstone “employees” (e.g., they can be expected to have dedicated offices at Blackstone, receive administrative support from Blackstone personnel, participate in general meetings and events for Blackstone personnel, work on Blackstone matters as their primary or sole business activity, service Blackstone exclusively, have Blackstone-related e-mail addresses and/or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees, etc.) even though they are not considered Blackstone employees, affiliates or personnel for purposes of the investment advisory agreement between the Fund and Blackstone. Some Senior and Other Advisors may provide services only for the Fund and its obligors, while others may have other clients. Under many of these arrangements, there can be no assurance that the amount of compensation paid in a particular period of time will be proportional to the amount of hours worked or the amount or tangible work product generated by the Senior and Other Advisors during such time. Senior and Other Advisors could have conflicts of interest between their services for the Fund and its obligors, on the one hand, and themselves or other clients, on the other hand, and Blackstone is limited in its ability to monitor and mitigate these conflicts. Blackstone expects, where applicable, to allocate the costs of such Senior and Other Advisors to the Fund and/or applicable portfolio companies, and to the extent any such costs are allocated to the Fund, they would be treated as Fund Expenses. Payments or allocations to Senior and Other Advisors will not be reduced by the management fee, and can be expected to increase the overall costs and expenses borne indirectly by investors in the Fund. There can be no assurance that any of the Senior and Other Advisors, to the extent engaged, will continue to serve in such roles and/or continue their arrangements with Blackstone, the Fund and/or any portfolio companies for the duration of the relevant investments.

As an example of the foregoing, in certain investments through joint ventures, investment platforms, other entities or similar arrangements, the Fund will from time to time enter into an arrangement with one or more individuals (who could be former personnel of the Firm or current or former personnel of portfolio companies of the Fund or Other Clients, generally will have experience or capability in sourcing or managing investments, and could form a management team) to undertake a new business line or a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy. The services provided by such individuals or relevant portfolio company, as the case may be, could include the following with respect to investments: origination or sourcing, due diligence, evaluation, negotiation, servicing, development, management (including turnaround) and disposition. The individuals or relevant portfolio company could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Fund or a portfolio company or asset of the Fund, (which can take the form of a management fee and/or profits allocation (whether paid directly to such individuals or to an affiliate entity controlled by such individuals)) or other long-term incentive plans. Compensation could also be based on assets under management, a waterfall similar to a carried interest, respectively, or another similar metric. The Fund could initially bear the cost of overhead (including rent, utilities, benefits, salary or retainers for the individuals or their affiliated entities) and the sourcing, diligence and analysis of investments, as well as the compensation for the individuals and entity undertaking the build-up strategy. Such expenses could be borne directly by the Fund as Fund Expenses (or broken deal expenses, if applicable) or indirectly through expenditures by a portfolio company. None of the fees, costs or expenses described above will reduce the management fees.

In addition, the Adviser will, in certain circumstances, engage third parties as Senior and Other Advisors (or in another similar capacity) in order to advise it with respect to existing investments, specific investment opportunities, and economic and industry trends. Such Senior and Other Advisors may receive reimbursement of reasonable related expenses by portfolio companies or the Fund and may have the opportunity to invest in a portion of the equity and/or debt available to the Fund for investment that would otherwise be taken by the Adviser and its affiliates. If such Senior and Other Advisors generate investment opportunities on the Fund’s behalf, such Senior and Other Advisors may receive special additional fees or allocations which have the potential to not be fees or allocations would be borne fully by the Fund and/or portfolio companies (with no reduction to the management fee payable by the Fund) and not Blackstone Credit & Insurance.

Multiple Firm Business Lines. The Firm has multiple business lines, including the Blackstone Capital Markets Group, which, subject to applicable law, Blackstone, Blackstone Credit & Insurance, the Fund, Other Clients, portfolio companies of the Fund and Other Clients and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, the Firm is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, the Firm may come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other Firm businesses and their personnel may be prohibited by law or contract from sharing information with Blackstone Credit & Insurance that would be relevant to monitoring the Fund’s investments and other activities. Additionally, Blackstone, Blackstone Credit & Insurance or Other Clients can be expected to enter into covenants that restrict or otherwise limit the ability of the Fund or its obligors and their affiliates to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Clients could have granted exclusivity to a joint venture partner that limits the Fund and Other Clients from owning assets within a certain distance of any of the joint venture’s assets, or Blackstone, Blackstone Credit & Insurance or an Other Client could have entered into a non-compete in connection with a sale or other transaction. These types of restrictions from time to time will negatively impact the ability of the Fund to implement its investment program. (See also “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities”). Finally, Blackstone and Blackstone Credit & Insurance personnel who are members of the investment team or investment committee may be excluded from participating in certain investment decisions due to conflicts involving other Firm businesses or for other reasons, including other business activities in which case the Fund will not benefit from their experience. The common shareholders will not receive a benefit from any fees earned by the Firm or their personnel from these other businesses.

Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Firm and its employees have long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships and may decline to participate in a transaction as a result of one or more of such relationships (e.g., investments in a competitor of a client or other person with whom Blackstone has a relationship). The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that the Firm has or will have or transactions or investments the Firm makes or has made. (See “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities” and “—Obligor/Portfolio Company Relationships Generally.”) Subject to the 1940 Act and any applicable co-investment order issued by the SEC, the Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. There can be no assurance that all potentially suitable investment opportunities that come to the attention of the Firm will be made available to the Fund.

Also, Blackstone may represent creditors or debtors in proceedings under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings and may serve as advisor to creditor and equity committees. This involvement, for which Blackstone may from time to time be compensated, could limit or preclude the flexibility that the Fund would otherwise have to buy or sell certain assets, and may require that the Fund dispose of an investment at an inopportune time.

Finally, Blackstone and other Blackstone Clients could acquire shares in the Fund in the secondary market. Blackstone and other Blackstone Clients would generally have greater information than counterparties in such transactions, and the existence of such business could produce conflicts, including in the valuation of the Fund’s Investments.

Minority Investments in Asset Management Firms. Blackstone and Other Clients, including Blackstone Strategic Capital Holdings (“BSCH”) and its related parties, regularly make minority investments in alternative asset management firms that are not affiliated with Blackstone, the Fund, Other Clients and their respective portfolio companies, and which can engage in similar investment transactions, including with respect to purchase and sale of investments, with these asset management firms and their sponsored funds and portfolio companies. Typically, the Blackstone related party with an interest in the asset management firm would be entitled to receive a share of carried interest/performance based incentive compensation and net fee income or revenue share generated by the various products, vehicles, funds and accounts managed by that third party asset management firm that are included in the transaction or activities of the third party asset management firm, or a subset of such activities such as transactions with a Blackstone related party. In addition, while such minority investments are generally structured so that Blackstone does not “control” such third party asset management firms, Blackstone could nonetheless be afforded certain governance rights in relation to such investments (typically in the nature of “protective” rights, negative control rights or anti-dilution arrangements, as well as certain reporting and consultation rights) that afford Blackstone the ability to influence the firm. Although Blackstone and Other Clients, including BSCH, do not intend to control such third party asset management firms, there can be no assurance that all third parties will similarly conclude that such investments are non-control investments or that, due to the provisions of the governing documents of such third party asset management firms or the interpretation of applicable law or regulations, investments by Blackstone and Other Clients, including BSCH, will not be deemed to have control elements for certain contractual, regulatory or other purposes. While such third party asset managers may not be affiliated with the Fund within the meaning of the 1940 Act, Blackstone expects to, under certain circumstances, be in a position to influence the management and operations of such asset managers and the existence of its economic/revenue sharing interest therein may give rise to conflicts of interest. Participation rights in a third-party asset management firm (or other similar business), negotiated governance arrangements and/or the interpretation of applicable law or regulations could expose the investments of the Fund to claims by third parties in connection with such investments (as indirect owners of such asset management firms or similar businesses) that would have an adverse financial or reputational impact on the performance of the Fund. The Fund, its affiliates and their respective obligors and portfolio companies may from time to time engage in transactions with, and buy and sell investments from, any such third party asset managers and their sponsored funds, and such transactions and other commercial arrangements between such third party asset managers and the Fund and its obligors are not subject to approval by the Board. There can be no assurance that the terms of these transactions between parties related to Blackstone, on the one hand, and the Fund and its obligors, on the other hand, will be at arm’s length or that Blackstone will not receive a benefit from such transactions, which can be expected to incentivize Blackstone to cause these transactions to occur. Such conflicts related to investments in and arrangements with other asset management firms will not necessarily be resolved in favor of the Fund. Shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith and will not receive any benefit from such transactions. These conflicts related to investments in and arrangements with other asset management firms, will not necessarily be resolved in favor of the Fund.

Blackstone Policies and Procedures; Information Walls. Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Some of these policies and procedures, such as Blackstone’s information wall policy, implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions, will reduce the synergies and collaboration across Blackstone’s various businesses that the Fund expects to draw on for purposes of identifying, pursuing and managing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, including private equity, growth equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units at Blackstone, Blackstone has implemented certain policies and procedures (e.g., Blackstone’s information wall policy) regarding the sharing of information that have the potential to reduce the positive synergies and collaborations that the Fund could otherwise expect to utilize for purposes of identifying and managing attractive investments. For example, Blackstone will from time to time come into possession of material nonpublic information with respect to companies in which Other Clients are considering making an investment or companies that are clients of Blackstone. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between Blackstone Credit & Insurance and other business units at Blackstone. For example, in some instances, personnel of Blackstone would be unable to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally. In addition, due to these restrictions, it is possible that the Fund will not be able to initiate a transaction that it otherwise might have initiated and will not be able to purchase or sell an investment that it otherwise might have purchased or sold, which could negatively affect its operations or performance.

In addition, to the extent that Blackstone is in possession of material non-public information or is otherwise restricted from making certain investments, the Fund would also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the ability of the Fund and/or its obligors and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. Blackstone has in the past entered into, and reserves the right to enter into in the future, one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take. (See also “—Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities”).

Data. The Firm receives, generates and/or obtains various kinds of data and information from the Fund, Other Clients and their obligors or portfolio companies (as applicable), including but not limited to data and information relating to or created in connection with business operations, financial results, trends, budgets, plans, suppliers, customers, employees, contractors, sustainability, energy usage, carbon emissions, and related metrics, financial information, commercial and transactional information, customer and user data, employee and contractor data, supplier and cost data, and other related data and information some of which is sometimes referred to as alternative data or “big data.” The Firm can be expected to anticipate macroeconomic and other trends, and otherwise develop investment themes or identify specific investment, trading or business opportunities, as a result of its access to (and rights regarding, including use, ownership, distribution and derived works rights over) this data and information from the Fund, Other Clients and their obligors or portfolio companies (as applicable). The Firm has entered and will continue to enter into information sharing and use, measurements and other arrangements, which will give the Firm access to (and rights regarding, including ownership, use, distribution and derived works rights over) data that would not otherwise obtain in the ordinary course, with the Fund, Other Clients and their obligors or portfolio companies (as applicable), related parties and service providers. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and its obligors also provides material benefits to Blackstone, Blackstone Credit & Insurance or Other Clients without compensation or other benefit accruing to the Fund or common shareholders. For example, information from a portfolio company in which the Fund holds an interest can be expected to enable the Firm to better understand a particular industry, enhance the Firm’s ability to provide advice or direction to a company’s management team on strategy or operations and execute trading and investment strategies in reliance on that understanding for Blackstone, Blackstone Credit & Insurance and Other Clients that do not own an interest in the portfolio company, typically without compensation or benefit to the Fund or its obligors. Further, this alternative data is expected to be aggregated across the Fund, Other Clients and their respective obligors/portfolio companies and, in connection therewith, Blackstone would serve as the repository for such data described in this paragraph, including with ownership and use rights therein. The Firm is also permitted to share data from an obligor/portfolio company (on an anonymized basis) with a obligor/portfolio company of an Other Client, which has the potential to increase a competitive disadvantage for, and indirectly harm, such obligor/portfolio company (although the opposite may be true as well, in which case a obligor/portfolio company of the Fund may receive data from a obligor/portfolio company of an Other Client). In addition, the Firm could have an incentive to pursue an investment in a particular obligor/portfolio company based on the data and information expected to be received or generated in connection with such investment.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information or otherwise limit the scope and purpose of its use or distribution, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use and distribute data and information from the Fund’s activities to assist in the pursuit of the Firm’s various other activities, including but not limited to trading activities or use for the benefit of the Firm and/or an Other Client. Any confidentiality obligations in the operative documents do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry could, subject to applicable law, be enhanced by information of a portfolio company in the same or related industry. Such trading or other business activities is expected to provide a material benefit to the Firm without compensation or other benefit to the Fund or common shareholders.

The sharing and use of “big data” and other information presents potential conflicts of interest and the common shareholders acknowledge and agree that any benefits received by the Firm or its personnel (including fees, costs and expenses) will not reduce the management fees or incentive fees payable to the Adviser or otherwise be shared with the Fund or common shareholders. As a result, the Adviser has an incentive to pursue investments that have data and information that can be utilized in a manner that benefits the Firm or Other Clients.

Data Services. Blackstone or an affiliate of Blackstone formed in the future will provide data services to portfolio companies and will provide such services directly to the Fund and Other Clients (collectively, “Data Holders”). Such services can be expected to include assistance with obtaining, analyzing, curating, processing, packaging, distributing, distributing, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to applicable law and the limitations in the investment advisory agreement and any other applicable contractual limitations, with the Fund, Other Clients, portfolio companies and other Blackstone affiliates and associated entities (including funds in which Blackstone and Other Clients make investments, and portfolio companies thereof). Where Blackstone believes appropriate, data from one Data Holder will be aggregated or pooled with data from other Data Holders. Any revenues arising from such aggregated or pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by Blackstone Credit & Insurance in its sole discretion, with Blackstone Credit & Insurance able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. Blackstone is expected to receive compensation for such data services, which is expected to include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, as well as fees, royalties and cost and expense reimbursement (including start-up costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)), and will not offset the management fee or otherwise shared with the Fund or common shareholders. Additionally, Blackstone is expected to share and distribute the products from such Data Services within Blackstone or its affiliates (including Other Clients or their portfolio companies) at no charge and, in such cases, the Data Holders will not receive any financial or other benefit from having provided such data to Blackstone. The potential receipt of such compensation by Blackstone creates incentives for the Firm to cause the Fund to invest in portfolio companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Subject to applicable law and the conditions of the Fund’s co-investment exemptive relief, certain personnel of Blackstone-affiliated service providers may receive a management promote, an incentive fee and other performance-based compensation in respect of investments. Furthermore, subject to applicable law, Blackstone-affiliated service providers can be expected to charge costs and expenses based on allocable overhead associated with non-investment personnel working on relevant matters (including salaries, benefits and other similar expenses).

By acquiring an interest in the Fund, each shareholder will be deemed to have acknowledged and consented to the existence or resolution of any such conflicts related to Blackstone affiliate service providers and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest to the fullest extent permitted by law.

Blackstone and Blackstone Credit & Insurance Strategic Relationships. Blackstone and Blackstone Credit & Insurance have entered, and it can be expected that Blackstone and Blackstone Credit & Insurance in the future will enter, into strategic relationships with investors (and/or one or more of their affiliates) that involve an overall relationship with Blackstone or Blackstone Credit & Insurance (which will afford such investor special rights and benefits) that could (but is not required to) incorporate one or more strategies (including, but not limited to, a different sector and/or geographical focus within the same or a different Blackstone business unit) in addition to the Fund’s strategy (“Strategic Relationships”), with terms and conditions applicable solely to such investor and its investment in multiple Blackstone or Blackstone Credit & Insurance strategies that would not apply to any other investor’s investment in the Fund. A Strategic Relationship often involves (but is not required to involve) an investor agreeing to make a capital commitment to or investment in (as applicable) multiple Blackstone or Blackstone Credit & Insurance funds, one of which may include the Fund. Common shareholders will not receive a copy of any agreement memorializing such a Strategic Relationship program (even if in the form of a side letter) or receive any other disclosure or reporting of the terms of or existence of any Strategic Relationship and will be unable to elect in the “most favored-nations” election process (if any) any rights or benefits afforded through a Strategic Relationship. Specific examples of such additional rights and benefits include, among others, specialized reporting, discounts or reductions on and/or reimbursements or rebates of management fees or carried interest (as applicable), secondment of personnel from the investor to Blackstone or Blackstone Credit & Insurance (or vice versa), rights to participate in the investment review and evaluation process, as well as priority rights or targeted amounts for co-investments alongside Blackstone Credit & Insurance or Blackstone vehicles (including, without limitation, preferential or favorable allocation of co-investment and preferential terms and conditions related to co-investment or other participation in Blackstone or Blackstone Credit & Insurance funds (including in respect of any carried interest (as applicable) and/or management fees to be charged with respect thereto, as well as any additional discounts, reductions, reimbursements or rebates with respect thereto or other penalties that could result if certain target co-investment allocations or other conditions under such arrangements are not achieved)). The co-investment that is part of a Strategic Relationship could include co-investment in investments made by the Fund. Blackstone, including its personnel (including Blackstone Credit & Insurance personnel), reserve the right to receive compensation from Strategic Relationships and could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Strategic Relationships. Strategic Relationships may therefore result in fewer co-investment opportunities (or reduced or no allocations) being made available to common shareholders, subject to the 1940 Act.

Buying and Selling Investments or Assets from Certain Related Parties. The Fund and its obligors may purchase investments or assets from or sell investments or assets to common shareholders, other obligors of the Fund, portfolio companies of Other Clients or their respective related parties. Purchases and sales of investments or assets between the Fund or its obligors, on the one hand, and common shareholders, other obligors of the Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board or any common shareholder. These transactions involve conflicts of interest, as the Firm may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone may have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the Fund to a common shareholder, other obligors of the Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a common shareholder, portfolio company of Other Clients or any of their respective related parties. The Firm will not be required to solicit third party bids or obtain a third party valuation prior to causing the Fund or any of its obligors to purchase or sell any asset or investment from or to a common shareholder, other obligors of the Fund, portfolio company of Other Clients or any of their respective related parties as provided above.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, the Firm reserves the right to provide services in the future beyond those currently provided. Common shareholders will not receive any benefit from any fees relating to such services.

In the regular course of its capital markets, investment banking, real estate advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to other transactions that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests have the potential to preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, advisory, real estate and other businesses, Blackstone will from time to time determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of such conflicts of interests and the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading can be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller can permit the Fund to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

The Fund may invest in securities of the same issuers as Other Clients, other investment vehicles, accounts and clients of the Firm and the Adviser. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such Other Clients, Blackstone Credit & Insurance may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest could be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

In addition, the 1940 Act limits the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as business development companies under the 1940 Act. As a result of these restrictions, the Fund could be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations have the potential to limit the scope of investment opportunities that would otherwise be available to the Fund.

Blackstone Credit & Insurance has received an exemptive order that permits certain funds, among other things, to co-invest with certain other persons, including certain affiliates of Blackstone Credit & Insurance, and certain funds managed and controlled by Blackstone Credit & Insurance and its affiliates subject to certain terms and conditions. In addition, other present and future activities of the Firm and its affiliates (including Blackstone Credit & Insurance and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Fund’s interests.

Transactions with Clients of Blackstone Insurance Solutions. Blackstone Insurance Solutions (“BIS”) is a business unit of Blackstone that is comprised of two affiliated registered investment advisers. BIS provides investment advisory services to insurers (including insurance companies that are owned, directly or indirectly, by Blackstone or Other Clients, in whole or in part). Actual or potential conflicts of interest may arise with respect to the relationship of the Fund and its obligors with the funds, vehicles or accounts BIS advises or sub-advises, including accounts where an insurer participates in investments directly and there is no separate vehicle controlled by Blackstone (collectively, “BIS Clients”). BIS Clients have invested and are expected to continue investing in Other Clients and the Fund. For greater certainty, any references herein to Blackstone Credit & Insurance or Other Blackstone Credit & Insurance Clients to not include BIS or BIS Clients. BIS Clients may have investment objectives that overlap with those of the Fund or its obligors, and such BIS Clients may invest, as permitted by applicable law and the Fund’s exemptive relief, alongside the Fund or such obligors in certain investments, which will reduce the investment opportunities otherwise available to the Fund or such obligors. BIS Clients will also participate in transactions related to the Fund and/or its obligors (e.g., as originators, co-originators, counterparties or otherwise). Other transactions in which BIS Clients will participate include, without limitation, investments in debt or other securities issued by portfolio companies or other forms of financing to portfolio companies (including special purpose vehicles established by the Fund or such portfolio companies). When investing alongside the Fund or its obligors or in other transactions related to the Fund or its obligors, BIS Clients have the ability to invest or divest at the same time or on the same terms as the Fund or the applicable obligors or at a different time or on different terms. BIS Clients may also from time to time acquire investments and obligors directly or indirectly from the Fund, as permitted by applicable law and the Fund’s exemptive relief. In circumstances where Blackstone Credit & Insurance determines in good faith that the conflict of interest is mitigated in whole or in part through various measures that Blackstone or Blackstone Credit & Insurance implements, Blackstone Credit & Insurance or the Adviser may determine to proceed with the applicable transaction (subject to oversight by the Board and the applicable law to which the Fund is subject). In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving BIS Clients), Blackstone may, in its sole discretion, involve independent members of the board of a portfolio company or a third-party stakeholder in the transaction to negotiate price and terms on behalf of the BIS Clients or otherwise cause the BIS Clients to “follow the vote” thereof, and/or cause an independent client representative or other third party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or the Adviser may limit the percentage interest of the BIS Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. BIS is also expected to require the applicable BIS Clients participating in a transaction to consent thereto (including in circumstances where the Adviser does not seek the consent of the Board). There can be no assurance that any such measures or other measures that are implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest.

Allocation of Portfolios. The Firm will, in certain circumstances, have an opportunity to acquire a portfolio or pool of assets, securities and instruments that it determines should be divided and allocated among the Fund and Other Clients. Such allocations generally would be based on the Firm’s assessment of the expected returns and risk profile of each of the assets. For example, some of the assets in a pool will have a return profile appropriate for the Fund, while others will have a return profile not appropriate for the Fund but appropriate for Other Clients. Also, a pool can contain both debt and equity instruments that the Firm determines should be allocated to different funds. In all of these situations, the combined purchase price paid to a seller would be allocated among the multiple assets, securities and instruments in the pool and therefore, subject to applicable law and the conditions of the Fund’s co-investment relief, among the Fund and Other Clients acquiring any of the assets, securities and instruments. Similarly, there will likely be circumstances in which the Fund and Other Clients will sell assets in a single or related transactions to a buyer. In some cases, a counterparty will require an allocation of value in the purchase or sale contract, though the Firm could determine such allocation of value is not accurate and should not be relied upon. The Firm will generally rely upon internal analysis to determine the ultimate allocation of value, though it could also obtain third party valuation reports. Regardless of the methodology for allocating value, the Firm will have conflicting duties to the Fund and Other Clients when they buy or sell assets together in a portfolio, including as a result of different financial incentives the Firm has with respect to different vehicles, most clearly when the fees and compensation, including performance-based compensation, earned from the different vehicles differ. There can be no assurance that an investment will not be valued or allocated a purchase price that is higher or lower than it might otherwise have been allocated if such investment were acquired or sold independently rather than as a component of a portfolio shared with Other Clients.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. The Fund and the Other Clients can be expected to make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that may be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices will, in certain circumstances, be averaged, which may be disadvantageous to the Fund.

Further conflicts could arise after the Fund and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. Any applicable co-investment order issued by the SEC may restrict the Fund’s ability to participate in follow-on financings. Blackstone Credit & Insurance may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Fund and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there may be circumstances where Blackstone Credit & Insurance agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where Blackstone Credit & Insurance may cause the Fund or Other Clients to decline to exercise certain control- and/or foreclosure-related rights with respect to a portfolio company.

Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of the Fund will be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board and, in some cases, the SEC.

In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and, subject to applicable law, a decision by Blackstone Credit & Insurance to take any particular action could have the effect of benefiting an Other Client, Blackstone Credit & Insurance and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the same or similar transactions. The common shareholders will not receive any benefit from fees paid to any affiliate of the Adviser in respect of any Other Client’s investment in a portfolio company, to the extent permitted by the 1940 Act.

With respect to debt securities acquired or sold in a secondary transaction or syndication between the Fund, Other Clients, Blackstone Credit & Insurance, or Blackstone and a third-party in particular (following the issuance or origination of any financing or refinancing), Blackstone Credit & Insurance and/or such Other Clients could determine that no mitigation of any potential conflicts of interest with respect to such acquisition or sale is required. Further, the Fund and such Other Client, Blackstone, or Blackstone Credit & Insurance may exit their holdings in such portfolio company at different times, on different terms or otherwise on a non-pro rata basis if permitted by applicable law, including for example, the Fund acquiring (if permitted by applicable law) debt securities held by such Other Client, Blackstone, or Blackstone Credit & Insurance in such portfolio company (which could be at par or at a discount) as a part of a control acquisition or debt buyback or otherwise. Blackstone or Blackstone Credit & Insurance is expected to reach different conclusions for each such vehicle on the determination of whether, when and at what price to sell such securities based on the different termination dates, investment limitations and/or investment objectives of the Fund and such Other Clients (including in light of the perpetual nature of certain Other Clients), Blackstone Credit & Insurance or Blackstone or for other reasons, and this could result in Other Clients, Blackstone Credit & Insurance or Blackstone exiting its interests in a portfolio company/obligor earlier or at a higher price than the Fund (or vice versa). Such investments and transactions will give rise to potential or actual conflicts of interest. There can be no assurance that any conflict will be resolved in favor of the Fund.

Related Financing Counterparties. The Fund can be expected to invest in companies or other entities in which Other Clients make an investment in a different part of the capital structure (and vice versa) subject to the requirements of the 1940 Act and the Fund’s co-investment order. The Adviser requests in the ordinary course proposals from lenders and other sources to provide financing to the Fund and its obligors. Blackstone Credit & Insurance takes into account various facts and circumstances it deems relevant in selecting financing sources, including whether a potential lender has expressed an interest in evaluating debt financing opportunities, whether a potential lender has a history of participating in debt financing opportunities generally and with the Firm in particular, the size of the potential lender’s loan amount, the timing of the relevant cash requirement, the availability of other sources of financing, the creditworthiness of the lender, whether the potential lender has demonstrated a long-term or continuing commitment to the success of Blackstone, Blackstone Credit & Insurance and their funds, and such other factors that Blackstone and Blackstone Credit & Insurance deem relevant under the circumstances. The cost of debt alone is not determinative.

The Firm could have incentives to cause the Fund and its obligors to accept less favorable financing terms from a common shareholder, Other Clients, their portfolio companies, Blackstone, and other parties with material relationships with the Firm than it would from a third party. If the Fund or a portfolio company occupies a more senior position in the capital structure than a common shareholder, Other Client, their portfolio companies and other parties with material relationships with Blackstone, Blackstone will have an incentive to cause the Fund or portfolio company to offer more favorable financing terms to such parties. In the case of a related party financing between the Fund or its obligors, on the one hand, and Blackstone or Other Clients’ portfolio companies, on the other hand, to the extent permitted by the 1940 Act, the Adviser could, but is not obligated to, rely on a third party agent to confirm the terms offered by the counterparty are consistent with market terms, or the Adviser could instead rely on its own internal analysis, which the Adviser believes is often superior to third party analysis given the Firm’s scale in the market. If however any of the Firm, the Fund, an Other Client or any of their obligors or portfolio companies (as applicable) delegates to a third party, such as another member of a financing syndicate or a joint venture partner, the negotiation of the terms of the financing, the transaction will be assumed to be conducted on an arms-length basis, even though the participation of the Firm related vehicle impacts the market terms. For example, in the case of a loan extended to the Fund or a portfolio company by a financing syndicate in which an Other Client has agreed to participate on terms negotiated by a third party participant in the syndicate, it may have been necessary to offer better terms to the financing provider to fully subscribe the syndicate if the Other Client had not participated. It is also possible that the frequent participation of Other Clients in such syndicates could dampen interest among other potential financing providers, thereby lowering demand to participate in the syndicate and increasing the financing costs to the Fund. The Adviser does not believe either of these effects is significant, but no assurance can be given to common shareholders that these effects will not be significant in any circumstance. Unless required by applicable law, the Adviser will not seek any consent or approvals from common shareholders or the Board in the case of any of these conflicts.

The Firm could cause actions adverse to the Fund to be taken for the benefit of Other Clients that have made an investment more senior in the capital structure of a portfolio company than the Fund (e.g., provide financing to a portfolio company, the equity of which is owned by the Fund) and, vice versa, actions will, in certain circumstances, be taken for the benefit of the Fund and its obligors that are adverse to Other Clients. The Firm could seek to implement procedures to mitigate conflicts of interest in these situations such as (i) a forbearance of rights, including some or all non-economic rights, by the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be) by, for example, agreeing to follow the vote of a third party in the same tranche of the capital structure, or otherwise deciding to recuse itself with respect to both normal course ongoing matters (such as consent rights with respect to loan modifications in intercreditor agreements) and also decisions on defaults, foreclosures, workouts, restructurings and other similar matters, (ii) causing the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be) to hold only a non-controlling interest in any such portfolio company, (iii) retaining a third party loan servicer, administrative agent or other agent to make decisions on behalf of the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be), or (iv) create groups of personnel within the Firm separated by information barriers (which can be expected to be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. As an example, to the extent an Other Client holds an interest in a loan or security that is different (including with respect to relative seniority) than those held by the Fund or its obligors, the Firm can decline to exercise, or delegate to a third party, certain control, foreclosure and other similar governance rights of the Other Client. In these cases, the Firm would generally act on behalf of one of its clients, though the other client would generally retain certain control rights, such as the right to consent to certain actions taken by the trustee or administrative or other agent of the investment, including a release, waiver, forgiveness or reduction of any claim for principal or interest; extension of maturity date or due date of any payment of any principal or interest; release or substitution of any material collateral; release, waiver, termination or modification of any material provision of any guaranty or indemnity; subordination of any lien; and release, waiver or permission with respect to any covenants. The efficacy of following the vote of third-party creditors will be limited in circumstances where the Fund or Other Client acquires all or substantially all of a relevant instrument, tranche or class of securities.

In connection with negotiating loans and bank financings in respect of Blackstone Credit & Insurance-sponsored transactions, Blackstone Credit & Insurance will generally obtain the right to participate (for its own account or an Other Client) in a portion of the financings with respect to such Blackstone Credit & Insurance-sponsored transactions on the same terms negotiated by third parties with the Firm or other terms the Adviser determines to be consistent with the market. Although the Firm could rely on third parties to verify market terms, the Firm would nonetheless have influence on such third parties. No assurance can be given that negotiating with a third party, or verification of market terms by a third party, will ensure that the Fund and its obligors receive market terms.

In addition, it is anticipated that in a bankruptcy proceeding the Fund’s interests will likely be subordinated or otherwise adverse to the interests of Other Clients with ownership positions that are more senior to those of the Fund. For example, an Other Client that has provided debt financing to an investment of the Fund will be permitted to take actions for its benefit, particularly if the Fund’s Investment is in financial distress, which adversely impact the value of the Fund’s subordinated interests.

Although Other Clients can be expected to provide financing to the Fund and its obligors subject to the requirements of the 1940 Act, there can be no assurance that any Other Client will indeed provide any such financing with respect to any particular Investment. Participation by Other Clients in some but not all financings of the Fund and its obligors has the potential to adversely impact the ability of the Fund and its obligors to obtain financing from third parties when Other Clients do not participate, as it could serve as a negative signal to market participants.

Any financing provided by a common shareholder or an affiliate to the Fund or a portfolio company is not a capital contribution to the Fund.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by Blackstone Credit & Insurance in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of Blackstone Credit & Insurance to allocate investment opportunities and sale opportunities on a basis deemed by Blackstone Credit & Insurance, in its sole discretion, to be fair and equitable over time.

Conflicting Fiduciary Duties to Debt Funds. Other Clients include funds and accounts that make investments in senior secured loans, distressed debt, subordinated debt, high-yield securities, commercial mortgage-backed securities and other debt instruments. As discussed above, it is expected that these Other Clients or investors therein will be offered the opportunity, subject to applicable law, to provide financing with respect to investments made by the Fund and its obligors. The Firm owes a fiduciary duty and/or other obligations to these Other Clients as well as to the Fund and will encounter conflicts in the exercise of these duties and/or other obligations. For example, if an Other Client purchases high-yield securities or other debt instruments of a portfolio company of the Fund, or otherwise occupies a senior (or other different) position in the capital structure of an investment relative to the Fund, the Firm will encounter conflicts in providing advice to the Fund and to these Other Clients with regard to appropriate terms of such high-yield securities or other instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies, among other matters. For example, in a bankruptcy proceeding, in circumstances where the Fund holds an equity investment in a portfolio company, the holders of such portfolio company’s debt instruments (which may include one or more Other Clients) may take actions for their benefit (particularly in circumstances where such portfolio company faces financial difficulties or distress) that subordinate or adversely impact the value of the Fund’s investment in such portfolio company. More commonly, the Fund could hold an investment that is senior in the capital structure, such as a debt instrument, to an Other Client. Although measures described above in “Related Financing Counterparties” above can mitigate these conflicts, they cannot completely eliminate them. These conflicts related to fiduciary duties to such Other Clients will not necessarily be resolved in favor of the Fund, and common shareholder will not always be entitled to receive notice or disclosure of the occurrence of these conflicts.

Similarly, certain Other Clients can be expected to invest in securities of publicly traded companies that are actual or potential investments of the Fund or its obligors. The trading activities of those vehicles can differ from or be inconsistent with activities that are undertaken for the account of the Fund or its obligors in any such securities or related securities. In addition, the Fund could not pursue an investment in a portfolio company otherwise within the investment strategy of the Fund as a result of such trading activities by Other Clients.

Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the Adviser, Blackstone Credit & Insurance and Blackstone provide investment management, advisory and sub-advisory services to the Fund and Other Clients.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. In addition, certain investment opportunities that fall within the Fund’s investment objectives or strategy may be allocated in whole or in part (a) to Blackstone or Blackstone Credit & Insurance itself, such as strategic investments made by Blackstone or Blackstone Credit & Insurance itself (whether in financial institutions or otherwise), or (b) to Other Clients, such as Other Clients that have investment objectives or guidelines similar to or overlapping, in whole or in part, with the Fund to some extent, or pursue similar returns as the Fund but have a different investment strategy or objective.

Allocation Methodology Considerations

Blackstone Credit & Insurance will share any investment and sale opportunities with such Other Clients and the Fund in accordance with the Advisers Act, and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size.

Notwithstanding the foregoing, Blackstone Credit & Insurance may also consider the following factors in making any allocation determinations (which determinations shall be on a basis that Blackstone Credit & Insurance believes in good faith to be fair and reasonable), and such factors may result in a different allocation of investment and/or sale opportunities:

(i)        the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles;

(ii)       the Fund’s and/or the Other Clients’ investment strategies, mandates, guidelines, restrictions, terms, objectives, parameters, limitations and other contractual provisions, (including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings), other contractual provisions (including Other Clients with minimum allocation provisions), focus (including investment focus on a classification attributable to an investment, such as maturity), parameters and investor preferences of the Fund and the Other Clients (including, without limitation, with respect to Other Clients that expect to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts or other investment vehicles (whether now in existence or which may be established in the future)) with similar investment strategies and objectives);

(iii)      diversification and concentration considerations in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector, geography, region, location, market or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients;

(iv)      liquidity considerations of the Fund and the relevant Other Clients (a) during a ramp up (which includes the period prior to or after the initial closing of an Other Client during which Blackstone may deploy funds already invested or committed (or that Blackstone anticipates will be invested or committed) and can continue for a period during an Other Client’s fundraising and/or acceptance of future subscriptions as deemed appropriate by the Firm, including to protect against zero or de minimis allocations or in anticipation of future subscriptions), (b) the availability of warehouse vehicles or arrangements for the benefit of current Other Clients or potential future Other Clients, including both Blackstone-controlled and third-party warehouse arrangements or (c) wind-down of one or more of the Fund or such Other Clients, proximity to the end of the Fund’s or Other Clients’ specified term or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash;

(v)       legal, tax, accounting, political, national security and other considerations or consequences;

(vi)      regulatory or contractual provisions, obligations, terms, considerations, restrictions or consequences relating to the Fund of Other Clients (including, without limitation, requirements under the 1940 Act and any related rules, orders, guidance or other authority applicable to the Fund or Other Blackstone Credit & Insurance Clients);

(vii)     avoiding a de minimis or odd lot allocation;

(viii)    availability and degree of leverage and any requirements or other terms of the investment, or of any existing leverage facilities;

(ix)       the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, location, industry or business sector;

(x)        the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients;

(xi)       the management of any actual or potential conflict of interest;

(xii)      with respect to investments that are made available to Blackstone Credit & Insurance by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships which may not be available to the Fund and all Other Clients;

(xiii)     co-investment arrangements;

(xiv)     available capital of the Fund and the Other Clients;

(xv)      timing expected to be necessary to execute an investment;

(xvi)     sourcing of the investment;

(xvii)    the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment;

(xviii)   expected investment return;

(xix)     expected cash characteristics (such as cash-on-cash yield, distribution rates or volatility of cash flows);

(xx)      capital expenditure required as part of the investment;

(xxi)     relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment);

(xxii)    timing expected to be necessary to execute an investment;

(xxiii)   whether Blackstone Credit & Insurance believes that allocating investment opportunities to an investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits (including strategic, sourcing or similar benefits) to the Fund, Other Clients and/or Blackstone; and

(xxiv)   any other considerations deemed relevant by Blackstone Credit & Insurance.

For the avoidance of doubt and notwithstanding anything herein to the contrary, an affiliate of Blackstone Credit & Insurance from time to time will be allocated for its own account a portion of certain origination opportunities that otherwise would be appropriate investment opportunities for Other Clients. Blackstone Credit & Insurance shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the Fund if Blackstone Credit & Insurance determines in good faith that such opportunity (or portion thereof) should not be presented to the Fund for any one or a combination of the reasons specified above, or if Blackstone Credit & Insurance is otherwise restricted from presenting such investment opportunity to the Fund.

In addition, Blackstone Credit & Insurance has received an exemptive order from the SEC that permits certain existing and future funds regulated under the 1940 Act (each, a “Regulated Fund”) that are Other Blackstone Credit & Insurance Clients, among other things, to co-invest with certain other persons, including certain affiliates of Blackstone Credit & Insurance, and certain funds managed and controlled by Blackstone Credit & Insurance and its affiliates, including the Fund and Other Blackstone Credit & Insurance Clients, subject to certain terms and conditions. For so long as any privately negotiated investment opportunity falls within certain established investment criteria of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). In the event that the aggregate targeted investment sizes of the Fund, such Other Blackstone Credit & Insurance Clients and such Regulated Fund(s) that are allocated an investment opportunity exceed the amount of such investment opportunity, allocation of such investment opportunity to each of the Fund, such Other Blackstone Credit & Insurance Clients and Regulated Fund(s) will be reduced proportionately based on their respective “available capital” as defined in the exemptive order, which may result in allocation to the Fund in an amount less than what it would otherwise have been if such Regulated Fund(s) did not participate in such investment opportunity. The exemptive order also restricts the ability of the Fund (or any such Other Blackstone Credit & Insurance fund) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms, as described in the exemptive order. As a result, the Fund may be unable to make investments in different parts of the capital structure of the same issuer in which a Regulated Fund has invested or seeks to invest, and Regulated Funds may be unable to make investments in different parts of the capital structure of the same issuer in which the Fund has invested or seeks to invest. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change, and Blackstone Credit & Insurance could undertake to amend the exemptive order (subject to SEC approval), obtain additional exemptive relief, or otherwise be subject to other requirements in respect of co-investments involving the Fund, any Other Blackstone Credit & Insurance Client and any Regulated Funds, any of which may impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made to the Fund.

Moreover, with respect to Blackstone Credit & Insurance’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit & Insurance believes in good faith to be fair and reasonable), Blackstone Credit & Insurance and Blackstone have established general guidelines and policies, which it may update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed energy) and other matters. In addition, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions may result in the Fund or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments. Additionally, investment opportunities sourced by Blackstone Credit & Insurance will be allocated in accordance with Blackstone’s and Blackstone Credit & Insurance’s allocation policies, which may provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that Blackstone and Blackstone Credit & Insurance believe in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from Blackstone Credit & Insurance and such other business units. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit & Insurance will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit & Insurance, the Fund and Other Blackstone Credit & Insurance Clients.

When Blackstone Credit & Insurance determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or Blackstone Credit & Insurance provides the opportunity or offers the opportunity to Other Clients, (or other parties, including issuers, portfolio companies or limited partners of Other Clients, joint venture partners, related parties or other third parties), Blackstone or Blackstone Credit & Insurance, including their personnel (including Blackstone Credit & Insurance personnel), will, in certain circumstances, receive compensation from the Other Clients and/or such other parties, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. As a result, Blackstone Credit & Insurance (including Blackstone Credit & Insurance personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients and/or such other parties. In addition, in some cases Blackstone or Blackstone Credit & Insurance can be expected to earn greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

Blackstone Credit & Insurance makes good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate. Information unavailable to Blackstone Credit & Insurance, or circumstances not foreseen by Blackstone Credit & Insurance at the time of allocation, will, in certain circumstances, cause an investment opportunity to yield a different return than expected. Conversely, an investment that Blackstone Credit & Insurance expects to be consistent with the Fund’s objectives may fail to achieve them.

The Adviser may, but will be under no obligation to, provide co-investment opportunities relating to investments made by the Fund to common shareholders, Other Clients, and investors of such Other Clients, subject to the Fund’s exemptive relief and the 1940 Act. Such co-investment opportunities may be offered to such parties in the Adviser’s discretion, subject to the Fund’s exemptive relief. From time to time, Blackstone Credit & Insurance may form one or more funds or accounts to co-invest in transactions with the Fund (or transactions alongside any of the Fund and one or more Other Clients). Furthermore, for the avoidance of doubt, to the extent that the Fund has received its target amount in respect of an investment opportunity, any remaining portion of such investment opportunity initially allocated to the Fund may be allocated to Other Clients or to co-investors in Blackstone Credit & Insurance’s discretion pursuant to the Fund’s exemptive relief.

Orders may be combined for the Fund and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that Blackstone Credit & Insurance or its affiliates consider equitable.

There may be circumstances, including in the case where there is a seller who is seeking to dispose of a pool or combination of assets, properties, securities or instruments, where the Fund and Other Clients participate, subject to applicable law, in a single or related transactions with a particular seller where certain of such assets, properties, securities or instruments are specifically allocated (in whole or in part) to any of the Fund and such Other Clients. The allocation of such specific items generally would be based on the Adviser’s determination of, among other things, the expected returns for such items, and in any such case the combined purchase price paid to a seller would be allocated among the multiple assets, properties, securities or instruments based on a determination by the seller, by a third-party valuation firm and/or by the Adviser and its affiliates. Additionally, it can be expected that the Firm will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, that, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or Blackstone Credit & Insurance may, in certain circumstances, pay management fees and performance-based compensation in connection with such arrangements. Blackstone or Blackstone Credit & Insurance may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of such reimbursements may relate to allocations of co-investment opportunities and increase if certain co-investment allocations are not made. While it is possible that the Fund will, along with the Firm itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise be presented to or made by the Fund would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties, either as a contractual obligation or otherwise, resulting in fewer opportunities (or reduced allocations) being made available to the Fund and/or common shareholders. This means that co-investment opportunities that are sourced by the Fund may be allocated to investors that are not common shareholders. For example, a firm with which the Firm has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Fund and any such firm.

Certain Investments Inside the Fund’s Strategy that are not Pursued by the Fund. Under certain circumstances, Blackstone or Blackstone Credit & Insurance can be expected to determine not to pursue some or all of an investment opportunity within the Fund’s strategy, including without limitation, as a result of business, reputational or other reasons applicable to the Fund, Other Clients, their respective obligors or portfolio companies or Blackstone. In addition, Blackstone Credit & Insurance will, in certain circumstances, determine that the Fund should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Fund has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, as determined by Blackstone Credit & Insurance in its sole discretion, or the investment is not appropriate for the Fund for other reasons as determined by Blackstone Credit & Insurance in its sole discretion. In any such case Blackstone or Blackstone Credit & Insurance could, thereafter, offer such opportunity to other parties, including Other Clients or portfolio companies or limited partners or common shareholders of the Fund or Other Clients, joint venture partners, related parties or third parties. Any such Other Clients may be advised by a different Blackstone or Blackstone Credit & Insurance business group with a different investment committee, which could determine an investment opportunity to be more attractive than Blackstone Credit & Insurance believes to be the case. In any event, there can be no assurance that Blackstone Credit & Insurance’s assessment will prove correct or that the performance of any investments actually pursued by the Fund will be comparable to any investment opportunities that are not pursued by the Fund. Blackstone and Blackstone Credit & Insurance, including their personnel, are permitted to receive compensation from any such party that makes the investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. In some cases, Blackstone or Blackstone Credit & Insurance earns greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

Cross Transactions. Situations may arise where certain assets held by the Fund may be transferred to Other Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Fund and applicable law, including the 1940 Act and in accordance with the practices set out in “Other Conflicts” herein.

Fund Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act and any applicable co-investment order issued by the SEC, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict the Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Fund may co-invest in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. The Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

Investments in Portfolio Companies Alongside Other Clients. From time to time, the Fund will co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for both the Fund and such Other Clients, as permitted by applicable law and/or any applicable SEC-granted order. Even if the Fund and any such Other Clients invest in the same securities or loans, conflicts of interest are still expected to arise. For example, it is possible that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for the Fund and such other funds and vehicles are not the same. Additionally, the Fund and such Other Clients and/or vehicles will generally have different investment periods and/or investment objectives (including return profiles) and Blackstone Credit & Insurance, as a result, could have conflicting goals with respect to the amount, price and timing of disposition opportunities. Such Other Clients may also have certain governance rights for legal, regulatory or other reasons that the Fund will not have. As such, subject to applicable law and any applicable order issued by the SEC, the Fund and/or such Other Clients may dispose of any such shared investment at different times and on different terms.

Debt Financings in connection with Acquisitions and Dispositions. The Fund may from time to time provide financing as part of a third party purchaser’s bid for, or acquisition of, a portfolio entity or the underlying assets thereof owned by one or more Other Clients. This generally would include the circumstance where the Fund is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from one or more Other Clients. The Fund may also make investments and provide debt financing with respect to obligors in which Other Clients and/or affiliates hold or propose to acquire an interest, including when such investments or debt financing would result in the repayment of an Other Client’s existing investment. While the terms and conditions of any such arrangements will generally be at arm’s length and negotiated on a case by case basis, the involvement of the Fund and/or such Other Clients or affiliates have the potential to affect the terms of such transactions or arrangements and/or may otherwise influence the applicable management company’s decisions with respect to the management of the Fund and/or such Other Clients or the relevant portfolio company, which can give rise to potential or actual conflicts of interest and which could adversely impact the Fund.

Firm Involvement in Financing of Third Party Dispositions by the Fund. The Fund is permitted to dispose of all or a portion of an investment by way of accepting a third-party purchaser’s bid where the Firm or one or more Other Clients is providing financing as part of such bid or acquisition of the investment or underlying assets thereof. This generally would include the circumstance where the Firm or one or more Other Clients is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from the Fund. Such involvement of the Firm or one or more Other Clients as such a provider of debt financing in connection with the potential acquisition of portfolio investments by third parties from the Fund can give rise to potential or actual conflicts of interest.

Material, Non-Public Information. Blackstone Credit & Insurance will come into possession of confidential information with respect to an Issuer and other actual or prospective portfolio companies. Blackstone Credit & Insurance can be restricted from buying, originating or selling securities, loans, or derivatives on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to confidential information in the possession of Blackstone Credit & Insurance that might be relevant to an investment decision to be made for the Fund. In addition, Blackstone Credit & Insurance, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, can choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.

In addition, affiliates of Blackstone Credit & Insurance within Blackstone may come into possession of confidential information with respect to an issuer. Blackstone Credit & Insurance may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Firm deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to confidential information in the possession of the Firm that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Break-up and Other Similar Fees. Break-up or topping fees with respect to the Fund’s investments can be paid to Blackstone Credit & Insurance. Alternatively, the Fund could receive the break-up or topping fees directly. Break-up or topping fees paid to Blackstone Credit & Insurance or the Fund in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Fund, as determined by Blackstone Credit & Insurance to be appropriate in the circumstances. Generally, Blackstone Credit & Insurance would not allocate break-up or topping fees with respect to a potential investment to the Fund, an Other Client or co-investment vehicle unless such person would also share in Broken Deal Expenses (as defined below) related to the potential investment. In the case of fees for services as a director of a portfolio company, the management fee will not be reduced to the extent any Firm personnel continues to serve as a director after the Fund has exited (or is in the process of exiting) the applicable portfolio company and/or following the termination of such employee’s employment with the Firm. For the avoidance of doubt, although the financial advisory and restructuring business of Blackstone has been spun out, to the extent any investment banking fees, consulting (including management consulting) fees, syndication fees, capital markets syndication and advisory fees (including underwriting fees) (including, without limitation, evaluation regarding value creation opportunities and sustainability risk mitigation), origination fees, servicing fees, healthcare consulting / brokerage fees, fees relating to group purchasing, financial advisory fees and similar fees for arranging acquisitions and other major financial restructurings, loan servicing and/or other types of insurance fees, operations fees, financing fees, fees for asset services, title insurance fees, data management and services fees or payments and other similar fees and annual retainers (whether in cash or in kind) are received by Blackstone, such fees will not be required to be shared with the Fund or the common shareholders and will not reduce the management fee payable by the Fund.

Broken Deal Expenses. Any expenses that may be incurred by the Fund for actual investments as described herein may also be incurred by the Fund with respect to broken deals (i.e., investments that are not consummated) (“Broken Deal Expenses”). Unless required by law or regulation, Blackstone Credit & Insurance is not required to and in most circumstances will not seek reimbursement of broken deal expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors. Examples of such broken deal expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, meal, travel and entertainment expenses incurred, deposits or down payments which are forfeited in connection with unconsummated transactions, costs of negotiating co-investment documentation, the costs from onboarding investment entities with a financial institution, and legal, accounting, tax, printing and publishing expenses, and legal, accounting, tax and other due diligence and pursuit costs and expenses including, for the avoidance of doubt, any consultant expenses and including in certain circumstances, Broken Deal Expenses associated with services (including transaction support services such as identifying potential investments) provided by portfolio companies (as detailed below). Any such broken deal expenses could, in the sole discretion of Blackstone Credit & Insurance, be allocated solely to the Fund and not to Other Clients or co-investment vehicles that could have made the investment, even when the Other Client or co-investment vehicle commonly invests alongside the Fund in its investments or the Firm or Other Clients in their investments. In such cases, the Fund’s shares of expenses would increase. In the event broken deal expenses are allocated to an Other Client or a co-investment vehicle, Blackstone Credit & Insurance will, in certain circumstances, advance such fees and expenses without charging interest until paid by the Other Client or co-investment vehicle, as applicable.

Other Firm Business Activities. The Firm, Other Clients, their obligors/portfolio companies, and personnel and related parties of the foregoing will receive fees and compensation, including performance-based and other incentive fees, for products and services provided to the Fund and its obligors, such as fees for asset management (including, without limitation, management fees and carried interest/incentive arrangements), development and property management; portfolio operations support (such as those provided by Blackstone’s Portfolio Operations Group); arranging, underwriting (including, without limitation, evaluation regarding value creation opportunities and sustainability risk mitigation); syndication or refinancing of a loan or investment (or other additional fees, including acquisition fees, loan modification or other restructuring fees); servicing; loan servicing; special servicing; administrative services; advisory services on purchase or sale of an asset or company; advisory services; investment banking and capital markets services; treasury and valuation services; placement agent services; fund administration; internal legal and tax planning services; information technology products and services; insurance procurement; brokerage solutions and risk management services; data extraction and management products and services; fees for monitoring and oversight of loans or title insurance provided to portfolio companies or third parties; and other products and services (including but not limited to restructuring, consulting, monitoring, commitment, syndication, origination, organization and financing, and divestment services). For example, the Firm or Other Client can, directly or indirectly through a portfolio entity, from time to time acquire loans or other assets and/or Other Clients, and can receive syndication or other fees in connection therewith. Such parties will also provide products and services for fees to the Firm, Other Clients and their obligors/portfolio companies, and their personnel and related parties, as applicable, as well as third parties. Further, such parties could provide products and services for fees to the Fund, Other Clients and their obligors/portfolio companies in circumstances where third-party service providers are concurrently providing similar services to the Fund, Other Clients and their obligors/portfolio companies. Through its Innovations group, Blackstone incubates (or otherwise invests in) businesses that are expected to be introduced to, and therefore frequently provide goods and services to, the Fund (subject to the requirements of the 1940 Act and applicable guidance) and Other Clients and their obligors/portfolio companies, as well as other Firm-related parties and third parties. By contracting for a product or service from a business related to the Firm, the Fund and its obligors would provide not only current income to the business and its stakeholders, but could also create significant enterprise value in them, which would not be shared with the Fund or common shareholders and could benefit the Firm directly and indirectly. Also, the Firm, Other Clients and their obligors/portfolio companies, and their personnel and related parties may receive compensation or other benefits, such as through additional ownership interests or otherwise, directly related to the consumption of products and services by the Fund and its obligors. The Fund and its obligors will incur expense in negotiating for any such fees and services, which will be treated as Fund Expenses. In addition, the Firm can receive fees associated with capital invested by co-investors relating to investments in which the Fund participates or otherwise, in connection with a joint venture in which the Fund participates (subject to the 1940 Act) or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Firm performs services. Finally, the Firm and its personnel and related parties may also receive compensation in connection with origination activities, referrals and other related activities of such business incubated by the Blackstone Innovations group, and unconsummated transactions.

Blackstone Credit & Insurance, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could continue to receive fees, including performance-based or incentive fees, for the services described in the preceding paragraphs with respect to investments sold by the Fund or a portfolio company to a third-party buyer after the sale is consummated. Such post-disposition involvement will give rise to potential or actual conflicts of interest, particularly in the sale process. Moreover, Blackstone Credit & Insurance, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could acquire a stake in the relevant asset as part of the overall service relationship, at the time of the sale or thereafter.

Blackstone Credit & Insurance does not have any obligation to ensure that fees for products and services contracted by the Fund or its obligors are at market rates unless the counterparty is considered an affiliate of the Firm and given the breadth of the Firm’s investments and activities Blackstone Credit & Insurance may not be aware of every commercial arrangement between the Fund and its obligors, on the one hand, and the Firm, Other Clients and their obligors/portfolio companies, and personnel and related parties of the foregoing, on the other hand.

Except as set forth above, the Fund and common shareholders will not receive the benefit (e.g., through a reduction to the management fee or otherwise) of any fees or other compensation or benefit received by Blackstone Credit & Insurance, its affiliates or their personnel and related parties. (See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Other Firm Business Activities.”)

Securities and Lending Activities. Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or will otherwise act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by the Fund and its obligors, or otherwise in arranging financing (including loans) for such obligors or advise on such transactions. Such underwritings, financings or engagements can be on a firm commitment basis or can be on an uncommitted “best efforts” basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone can also be expected to provide, either alone or alongside third parties performing similar services, placement, financial advisory or other similar services to purchasers or sellers of securities (including in connection with primary offerings, secondary transactions and/or transactions involving special purpose acquisition companies), including loans or instruments issued by portfolio companies. There could also be circumstances in which the Fund commits to purchase any portion of such issuance from the portfolio company that a Blackstone broker-dealer intends to syndicate to third parties. As a result thereof, subject to the limitations of the 1940 Act, Blackstone may receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. In certain cases, subject to the limitations of the 1940 Act, a Blackstone broker-dealer will from time to time act as the managing underwriter or a member of the underwriting syndicate or broker for the Fund or its obligors, or as dealer, broker or adviser to a counterparty to the Fund or a portfolio company and purchase securities from or sell securities to the Fund, Other Clients or obligors/portfolio companies of the Fund or Other Clients or advise on such transactions. Blackstone expects to also, on behalf of the Fund or other parties to a transaction involving the Fund or its obligors, effect transactions, including transactions in the secondary markets that result in commissions or other compensation paid to Blackstone by the Fund or its obligors or the counterparty to the transaction, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. Subject to applicable law, Blackstone expects to receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, capital markets fees, advisory fees (including capital markets advisory fees), lending arrangement fees, asset/property management fees, insurance (including title insurance) fees and consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Client or its portfolio companies are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Fund. In addition, the management fee with respect to the Fund generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or other compensation from such other parties. Subject to applicable law, including the conditions of the co-investment exemptive order, origination fees paid to Blackstone in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Fund. The Board, in its sole discretion, will approve any transactions, subject to the limitations of the 1940 Act, in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund only where the Board believes that such transactions are appropriate for the Fund and, by investing in Common Shares, a common shareholder consents to all such transactions, along with the other transactions involving conflicts of interest described herein, to the fullest extent permitted by law.

Sales of loans or securities for the account of the Fund and its portfolio companies will from time to time be bunched or aggregated with orders for other accounts of the Firm including Other Clients. It could be impossible, as determined by Blackstone Credit & Insurance in its sole discretion, to receive the same price or execution on the entire volume of securities sold, and the various prices will, in certain circumstances, therefore be averaged which could be disadvantageous to the Fund.

When Blackstone serves as underwriter with respect to securities of the Fund or its obligors, the Fund and such obligors could from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time the Fund or portfolio company would be unable to sell any securities subject to the “lock-up.” This could prejudice the ability of the Fund and its obligors to dispose of such securities at an opportune time. In addition, Blackstone Capital Markets can serve as underwriter in connection with the sale of securities by the Fund or its obligors. Conflicts would be expected to arise because such engagement would result in Blackstone Capital Markets receiving selling commissions or other compensation in connection with such sale. (See also “—Obligor/Portfolio Company Relationships Generally” below.)

Blackstone and Blackstone Credit & Insurance employees are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. The Fund will not receive any benefit from any such investments.

PJT Partners Inc. On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill Group fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the combined business operates independently from Blackstone and is not an affiliate thereof, it is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest will arise in connection with transactions between or involving the Fund and its obligors, on the one hand, and PJT, on the other. The pre-existing relationship between Blackstone and its former personnel involved in financial and strategic advisory services at PJT, the overlapping ownership and co-investment and other continuing arrangements between PJT and Blackstone may influence Blackstone Credit & Insurance to select or recommend PJT to perform services for the Fund or its obligors, the cost of which will generally be borne directly or indirectly by the Fund. Given that PJT is no longer an affiliate of Blackstone, Blackstone Credit & Insurance and its affiliates are able to cause the Fund and portfolio companies to transact with PJT generally without restriction under the applicable governing documents, notwithstanding the relationship between Blackstone and PJT.

Obligor/Portfolio Company Relationships Generally. The Fund’s obligors are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Clients or other Blackstone affiliates for the provision of goods and services, purchase and sale of assets and other matters. Although the Firm may determine that such agreements, transactions or other arrangements are consistent with the requirements of such Other Clients’ offering and/or governing agreements, it is possible that such agreements, transactions or other arrangements may not have otherwise been entered into but for the affiliation with Blackstone Credit & Insurance and/or Blackstone. These agreements, transactions or other arrangements involve fees, commissions, discounts and/or servicing payments to Blackstone Credit & Insurance, any Blackstone affiliate (including personnel) or a portfolio company, none of which reduce the management fee payable by the Fund). For example, the Firm may cause, or offer the opportunity to, portfolio companies to enter into agreements regarding benefits management, purchase of title and other insurance policies (which can be expected to include brokerage or placement thereof), and generally will be pooled across portfolio companies and discounted due to scale, including through sharing of deductibles and other forms of shared risk retention from a third party or an affiliate of Blackstone Credit & Insurance/or Blackstone, and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company. Such agreements, transactions or other arrangements may be entered into without the consent or direct involvement of the Fund and/or such Other Client or the consent of the Board and/or the common shareholders of the Fund or such Other Client (including, without limitation, in the case of minority and/or non-controlling investments by the Fund in such portfolio companies or the sale of assets from one portfolio company to another) and/or such Other Client. In any such case, the Fund may not be involved in the negotiation process, and there can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to the Fund as otherwise would be the case if the counterparty were not related to the Firm.

In addition, it is possible that certain portfolio companies of Other Clients or companies in which Other Clients have an interest will compete with the Fund for one or more investment opportunities and/or engage in activities that may have adverse consequences on the Fund and/or its obligors. As an example of the latter, the laws and regulations of certain jurisdictions (e.g., bankruptcy, environmental, consumer protection and/or labor laws) may not recognize the segregation of assets and liabilities as between separate entities and may permit recourse against the assets of not just the entity that has incurred the liabilities, but also the other entities that are under common control with, or part of the same economic group as, such entity. In such circumstances, the assets of the Fund and/or its obligors may be used to satisfy the obligations or liabilities of one or more Other Clients, their portfolio companies and/or affiliates.

In addition, Blackstone and affiliates of Blackstone may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors that fall within the Fund’s investment strategy, which may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund).

Certain portfolio companies may have established or invested in, or may in the future establish or invest in, vehicles that are managed exclusively by the portfolio company (and not the Fund or the Firm or any of its affiliates) and that invest in asset classes or industry sectors (such as cyber security) that fall within the Fund’s investment strategy. Such vehicles, which may not be considered affiliates of the Firm and would not be subject to the Firm’s policies and procedures, may compete with the Fund for investment opportunities. Portfolio companies and affiliates of the Firm may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund). Portfolio companies and affiliates of the Firm may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund). In addition, the Fund may hold non-controlling interests in certain portfolio companies and, as a result, such portfolio companies could engage in activities outside of the Fund’s control that may have adverse consequences on the Fund and/or its other obligors.

Blackstone has also entered into certain investment management arrangements whereby it provides investment management services for compensation to insurance companies including (i) FGL Holdings which was formerly known as Fidelity & Guaranty Life Insurance Company and was acquired by Fidelity National Financial Inc., and certain of its affiliates (“FGL”), (ii) Everlake Life Insurance Company and certain of its affiliates (“Everlake”) and (iii) certain subsidiaries of Corebridge Financial, Inc. (“Corebridge”), and (iv) certain subsidiaries of Resolution Life Group Holdings Ltd. (“Resolution Life”). As of the date of this report, Everlake is a portfolio entity of other Blackstone Clients which involve investments across a variety of asset classes (including investments that may otherwise be appropriate for the Fund) and Blackstone has acquired a 9.9% equity interest in the parent company of Corebridge. As a result, in addition to the compensation Blackstone receives for providing investment management services to insurance companies in which Blackstone or an Other Blackstone Client owns an interest, in certain instances Blackstone receives additional compensation in its capacity as an indirect owner of such insurance companies and/or other Blackstone Clients. In the future Blackstone will likely enter into similar arrangements with other portfolio companies of the Fund, other Blackstone Clients or other insurance companies. Such arrangements may reduce the allocations of investments to the Fund, and Blackstone may be incentivized to allocate investments away from the Fund to the counterparties to such investment management arrangements or other vehicles/accounts to the extent the economic arrangements related thereto are more favorable to Blackstone relative to the terms of the Fund.

Further, obligors with respect to which the Fund may elect members of the board of directors or managing member could, as a result, subject the Fund and/or such directors or managing member to fiduciary obligations to make decisions that they believe to be in the best interests of any such portfolio company. Although in most cases the interests of the Fund and any such portfolio company will be aligned, this may not always be the case. This may create conflicts of interest between the relevant director’s or managing member’s obligations to any such portfolio company and its stakeholders, on the one hand, and the interests of the Fund, on the other hand. Although Blackstone Credit & Insurance will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund.

Obligor/Portfolio Company Service Providers and Vendors. Subject to applicable law, the Fund, Other Clients, obligors/portfolio companies of each of the foregoing and Blackstone Credit & Insurance can be expected to engage obligors/portfolio companies of the Fund and Other Clients to provide some or all of the following services: (a) corporate support services (including, without limitation, accounts payable, accounts receivable, accounting/audit (including valuation support services), account management, insurance, procurement, placement, brokerage, consulting, cash management and monitoring consolidation, accounts receivable financing, corporate secretarial services, domiciliation, data services, directorship services, finance/budgeting and forecasting, financing management, human resources, information technology/systems support, internal compliance, know-your-client reviews and refreshes, judicial processes, legal, environmental due diligence support (e.g., review of property condition reports), operational coordination (i.e., coordination with JV partners, property managers), risk management, reporting, such as tax reporting, debt reporting or other), tax and treasury, tax analysis and compliance (e.g., CIT and VAT compliance), transfer pricing and internal risk control, treasury and valuation services); (b) loan services (including, without limitation, monitoring, restructuring and work-out of performing, sub-performing and nonperforming loans, administrative services, and cash management); (c) management services (i.e., management by a portfolio company, Blackstone affiliate or third party (e.g., a third-party manager) of operational services); (d) operational services (i.e., general management of day-to-day operations); (e) risk management (tax and treasury); (f) insurance procurement, placement, brokerage and consulting services; and (g) other services. Similarly, Blackstone Credit & Insurance, Other Clients and their portfolio companies can be expected to engage obligors of the Fund to provide some or all of these services. Some of the services performed by portfolio company service providers could also be performed by Blackstone Credit & Insurance from time to time and vice versa. Fees paid by the Fund or its obligors to the other portfolio company service providers do not reduce the management fee payable by the Fund and are not otherwise shared with the Fund. Portfolio company service providers described in this section are generally owned and controlled by one or more Other Clients. In certain instances, a similar company could be owned and controlled by Blackstone directly.

Obligors/portfolio companies of the Fund and Other Clients some of which can be expected to provide services to the Fund and its obligors include, without limitation, the following, and may include additional obligors that may be formed or acquired in the future:

BTIG. BTIG, LLC (“BTIG”) is a global financial services firm in which certain Other Clients own a strategic minority investment. BTIG provides institutional trading, investment banking, research and related brokerage services and may provide goods and services for the Fund or its obligors.

Ontra (f.k.a. InCloudCounsel). Ontra is a portfolio company of certain Other Clients that provides a contract automation and intelligence platform that utilizes artificial intelligence and a network of attorneys to support processing of routine contracts and tracking of obligations in complex agreements.

Sphera. Sphera is a portfolio company of certain Other Clients that provides environmental, health and safety and ESG software services and data.

ASK Investment Management (“ASK”). ASK is a portfolio company of certain Other Clients that provides investment management services.

Optiv. Optiv Security, Inc. is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions and may provide goods and services for the Fund and its obligors.

PSAV. PSAV, Inc. is a portfolio company held by certain Blackstone private equity funds that provides outsourced audiovisual services and event production and may provide goods and services for the Fund and its obligors.

Kryalos. Blackstone through one or more Other Clients has made a minority investment in Kryalos Investments S.r.l. (“Kryalos”), an operating partner in certain real estate investments made by Other Clients. Kryalos may perform services for the Fund and its portfolio companies.

Peridot Financial Services (“Peridot”) and Global Supply Chain Finance (“GSCF”). Blackstone through one or more of its Other Clients has made majority investments into Peridot and GSCF, which provide supply chain financing and accounts receivable services globally.

RE Tech Advisors (“RE Tech”). Blackstone through one or more of its funds has made a majority investment in RE Tech, an energy audit/consulting firm that identifies and implements energy efficiency programs, calculates return on investment and tracks performance post-completion. RE Tech is expected to perform services for the Fund, its obligors/portfolio companies and Other Clients.

Legence (f.k.a. Therma Holdings)(“Legence”). Legence is a portfolio company held by certain Other Clients that provides carbon reduction and energy management services and may provide goods and services for the Fund and its obligors/portfolio companies.

Revantage. Revantage is a portfolio entity of certain Blackstone Clients that provides corporate support services, including, without limitation, accounting, legal, tax, treasury, information technology and human resources and operational services and management services.

The Fund and its obligors will compensate one or more of these service providers and vendors owned by the Fund or Other Clients, including through incentive based compensation payable to their management teams and other related parties. Some of these service providers and vendors owned or controlled by the Fund or Other Clients will charge the Fund and its obligors for goods and services at rates generally consistent with those available in the market for similar goods and services. The discussion regarding the determination of market rates under “Firm Affiliated Service Providers” herein applies equally in respect of the fees and expenses of the portfolio company service providers, if charged at rates generally consistent with those available in the market. Other service providers and vendors owned and/or controlled by the Fund or Other Clients pass through expenses on a cost reimbursement, no-profit or break-even basis, in which case the service provider allocates costs and expenses directly associated with work performed for the benefit of the Fund and its obligors to them, along with any related tax costs and an allocation of the service provider’s overhead, including any of the following: salaries, wages, benefits and travel expenses; marketing and advertising fees and expenses; legal, accounting and other professional fees and disbursements; office space (including, without limitation, rent and refurbishment costs and office space) and equipment; insurance premiums; technology expenditures, including hardware and software costs; costs to engage recruitment firms to hire employees; diligence expenses; one-time costs, including costs related to building-out and winding-down a portfolio company; costs that are of a limited duration or non-recurring (such as start-up or technology build-up costs, one-time technology and systems implementation costs, employee on-boarding and severance payments, and readiness or initial public offering and other infrastructure costs); taxes; and other operating and capital expenditures. Any of the foregoing costs, although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period (including in prior periods, such as where any such costs are amortized over an extended period), and further will, in certain circumstances, be of a general and administrative nature that is not specifically related to particular services, and therefore the Fund could pay more than its pro rata portion of fees for services. The allocation of overhead among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, “cost” basis as described above, “time-allocation” basis, “per unit” basis, “per square footage” basis or “fixed percentage” basis, and the particular methodology used to allocate such overhead among the entities and assets to which services are provided are expected to vary depending on the types of services provided and the applicable asset class involved and could, in certain circumstances, change from one period to another. There can be no assurance that a different manner of allocation would result in the Fund and its obligors bearing less or more costs and expenses. In certain instances, particularly where such service providers and vendors are located in Europe or Asia, such service providers and vendors will charge the Fund and its portfolio companies for goods and services at cost plus a percentage of cost for transfer pricing or other tax, legal, regulatory, accounting or other reasons. The Firm is not expected to perform or obtain benchmarking analysis or third-party verification of expenses with respect to services provided on a cost reimbursement, no profit or break even basis. There can be no assurances that amounts charged by portfolio company service providers that are not controlled by the Fund or Other Clients will be consistent with market rates or that any benchmarking, verification or other analysis will be performed with respect to such charges. In addition, while it is expected that the Fund or Other Clients will engage in long-term or recurring contracts with the obligor service providers, Blackstone Credit & Insurance may not seek to benchmark or otherwise renegotiate the original fee arrangement for a significant period of time. If benchmarking is performed, the related expenses will be borne by the Fund, Other Clients and their respective obligors/portfolio companies and will not reduce the management fee. A portfolio company service provider will, in certain circumstances, subcontract certain of its responsibilities to other portfolio companies. In such circumstances, the relevant subcontractor could invoice the portfolio company for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The portfolio company, if charging on a cost reimbursement, no-profit or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly, Other Clients, their portfolio companies and Blackstone Credit & Insurance can be expected to engage portfolio companies of the Fund to provide services, and these portfolio companies will generally charge for services in the same manner described above, but the Fund and its obligors generally will not be reimbursed for any costs (such as start-up costs) relating to such portfolio companies incurred prior to such engagement. Some of the services performed by these service providers could also be performed by Blackstone Credit & Insurance and vice versa. Fees paid by the Fund or its obligors to these service providers do not offset or reduce the offset or reduce the management fee payable to the Adviser.

Service Providers, Vendors and Other Counterparties Generally. Certain third party advisors and other service providers and vendors to the Fund and its obligors (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents and investment or commercial banking firms) are owned by the Firm, the Fund or Other Clients or provide goods or services to, or have other business, personal, financial or other relationships with, the Firm, the Other Clients and their respective portfolio companies and affiliates and personnel. Such advisors and service providers referred to above could be investors in the Fund, affiliates of the Adviser, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which the Firm and/or Other Clients have an investment, and payments by the Fund and/or such entities can be expected to indirectly benefit the Firm, the Other Clients (including co-investment vehicles) and their respective portfolio companies or any affiliates or personnel. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Fund and its obligors could have other commercial or personal relationships with the Firm, Other Clients and their respective portfolio companies, or any affiliates, personnel or family members of personnel of the foregoing. Although the Firm selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to the Firm), the relationship of service providers and vendors to the Firm as described above will influence the Firm in deciding whether to select, recommend or form such an adviser or service provider to perform services for the Fund, subject to applicable law, or a portfolio company, the cost of which will generally be borne directly or indirectly by the Fund and can be expected to incentivize the Firm to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions, resulting in higher fees and expenses being borne by the Fund, than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; the Firm can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities. Blackstone has an incentive to use third party services providers who do so as a result of the indirect benefit to Blackstone and additional business for the related service providers and vendors. Fees paid by the Fund or its portfolio companies to or value created in these service providers and vendors do not offset or reduce Fund Fees payable by the Shareholders and are not otherwise shared with the Fund. In the case of brokers, Blackstone has a best execution policy that it updates from time to time to comply with regulatory requirements in applicable jurisdictions.

The Firm has a practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to the Firm itself compared to those it enters into on behalf of the Fund and its obligors for the same services. However, legal fees for unconsummated transactions are often charged at a discounted rate, such that if the Fund and its obligors consummate a higher percentage of transactions with a particular law firm than the Firm, the Fund, Other Clients and their obligors/portfolio companies, shareholders could indirectly pay a higher net effective rate for the services of that law firm than the Firm, the Fund or Other Clients or their obligors/portfolio companies. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by the Fund and its obligors are different from those used by the Firm, Other Clients and their portfolio companies, and their affiliates and personnel, the Fund and its obligors can be expected to pay different amounts or rates than those paid by such other persons. Similarly, the Firm, the Fund, the Other Clients and their obligors/portfolio companies and affiliates can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) or provide discounts or rebates for such counterparty’s products or services depending on the volume of transactions in the aggregate or other factors.

Subject to applicable law, the Fund, Other Clients and their obligors/portfolio companies are expected to enter into joint ventures with third parties to which the service providers and vendors described above will, in certain circumstances, provide services. In some of these cases, the third party joint venture partner may negotiate to not pay its pro rata share of fees, costs and expenses to be allocated as described above, in which case the Fund, Other Clients and their obligors/portfolio companies that also use the services of the portfolio company service provider will, directly or indirectly, pay the difference, or the portfolio company service provider will bear a loss equal to the difference.

The Firm expects to encourage service providers to funds and their investments to use, generally at market rates and/or on arm’s length terms, the Firm-affiliated (and/or on the basis of best execution, if applicable), service providers in connection with the business of the Fund, obligors/portfolio companies, and unaffiliated entities. This practice provides an indirect benefit to the Firm in the form of added business for the Firm-affiliated service providers.

Certain obligors/portfolio companies that provide services to the Fund, Other Clients and/or obligors/portfolio companies or assets of the Fund and/or Other Clients could be transferred between and among the Fund and/or Other Clients (where the Fund might be a seller or a buyer in any such transfer) for minimal or no consideration (based on a third party valuation confirming the same). Such transfers may give rise to actual or potential conflicts of interest for Blackstone Credit & Insurance.

Firm Affiliated Service Providers. Certain of the Fund’s, the Firm’s and/or obligor/portfolio companies’ advisers and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisers and service providers (or their affiliates) may be investors in the Fund, affiliates of the Firm, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments to such entities may indirectly benefit the Fund and/or its affiliates, including the Firm and Other Clients. In addition to the service providers (including obligor/portfolio company service providers) and vendors described above, the Fund and its obligors/portfolio companies will engage in transactions with one or more businesses that are owned or controlled by the Firm directly, not through one of its funds, including the businesses described below. These businesses will, in certain circumstances, also enter into transactions with other counterparties of the Fund and its obligors/portfolio companies, as well as service providers and vendors. The Firm could benefit from these transactions and activities through current income and creation of enterprise value in these businesses. No fees charged by these service providers and vendors will reduce the management fees payable to the Adviser. Furthermore, the Firm, the Other Clients and their portfolio companies and their affiliates and related parties will use the services of these Firm affiliates, including at different rates. Although the Firm believes the services provided by its affiliates are equal or better than those of third parties, the Firm directly benefits from the engagement of these affiliates, including from any profits generated by such affiliates as described in the following sentence, and there is therefore an inherent conflict of interest such as those described above. As a result of services provided to the Fund, Other Clients and their portfolio companies, affiliated service providers are permitted and could be expected to from time to time generate profits, including incidental profits from services provided to the Fund, Other Clients and their portfolio companies.

Because the Firm has many different businesses, including the Blackstone Capital Markets Group, which Blackstone investment teams and portfolio companies can engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. To the extent Blackstone determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Adviser. Service providers affiliated with the Firm, which are generally expected to receive competitive market rate fees (as determined by the Adviser or its affiliates) with respect to certain Investments, include:

●	Aquicore. Aquicore is a cloud-based platform that tracks, analyzes and predicts key metrics in real estate, with a focus on the reduction of energy consumption. Blackstone holds a minority investment in Aquicore.

●	Blackstone Capital Markets. Blackstone Capital Markets Group is a Blackstone affiliate that Blackstone, the Fund, Other Clients and their portfolio companies, and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other such services.

●	Equity Healthcare. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain for themselves on an individual basis. The fees received by Equity Healthcare in connection with services provided to investments will not reduce the management fee payable by the Fund.

●	LNLS. Lexington National Land Services (“LNLS”) is a Blackstone affiliate that (i) acts as a title agent in facilitating and issuing title insurance, (ii) provides title support services for title insurance underwriters, (iii) in certain circumstances, provides courtesy title settlement services and (iv) acts as escrow agent in connection with certain investments by the Fund, Other Clients and their Portfolio Companies, affiliates and related parties, and third parties including in certain cases Blackstone’s borrowers. In exchange for such services, LNLS earns fees which would have otherwise been paid to third parties. If LNLS is involved in a transaction in which the Fund participates, Blackstone generally will benchmark the relevant costs to the extent market data is available except when LNLS is providing such services in a state where the insurance premium or escrow fee, as applicable, is regulated by the state or when LNLS is part of a syndicate of title insurance companies where the insurance premium is negotiated by other title insurance underwriters or their agents on an arm’s-length basis. Such benchmarking, where conducted, will assess whether LNLS rates are within a range that Blackstone has determined is reflective of title agency rates in the applicable and comparable markets. LNLS rates will not necessarily be equal to or lower than the median within such range.

In addition, Blackstone acquired a 9.9% interest in Corebridge, and in connection therewith has entered into a long-term asset management partnership with certain subsidiaries and/or affiliates of Corebridge to serve as the exclusive external manager with respect to certain asset classes within their investment portfolio, for compensation. While Blackstone will not control Corebridge (and Corebridge will not be an “Affiliate” under the Partnership Agreement), the aforementioned investment in Corebridge and asset management arrangements could incentivize Blackstone to cause (and Blackstone will benefit indirectly from causing) the Fund and/or its Portfolio Companies to engage Corebridge or its affiliates (including Corebridge Financial, Inc. and its other affiliates and subsidiaries) to provide various services and engage in other transactions and otherwise present conflicts of interests as a result of Blackstone’s interest and relationship therewith.

The Fund could participate alongside the Firm in the acquisition of a service provider. The Firm is expected to establish a valuation methodology in relation to any such sale or acquisition by the Fund of a service provider. In addition, before entering into any such transaction with respect to any such service provider, it is anticipated that the Firm will obtain any consents that would be required under the Advisers Act or other applicable laws or regulations.

Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of investments, sales or other transaction volume. Furthermore, Blackstone-affiliated service providers may charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses).

In connection with such relationships, Blackstone Credit & Insurance and, if required by applicable law, the Board, will make determinations of competitive market rates based on its consideration of a number of factors, which are generally expected to include Blackstone Credit & Insurance’s experience with non-affiliated service providers, benchmarking data and other methodologies determined by Blackstone Credit & Insurance to be appropriate under the circumstances (i.e., rates that fall within a range that Blackstone Credit & Insurance has determined is reflective of rates in the applicable market and certain similar markets, though not necessarily equal to or lower than the median rate of comparable firms). In respect of benchmarking, while Blackstone Credit & Insurance often obtains benchmarking data regarding the rates charged or quoted by third parties for services similar to those provided by Blackstone Credit & Insurance affiliates in the applicable market or certain similar markets, relevant comparisons would not be available for a number of reasons, including, without limitation, as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services (e.g., different assets could receive different services). In addition, benchmarking data is based on general market and broad industry overviews, rather than determined on an asset-by-asset basis. As a result, benchmarking data does not take into account specific characteristics of individual assets then invested in by the Fund (such as location or size), or the particular characteristics of services provided. Further, it could be difficult to identify comparable third-party service providers that provide services of a similar scope and scale as the Firm-affiliated service providers that are the subject of the benchmarking analysis or to obtain detailed information about pricing of a service comparable to that being provided to the Fund from third-party service providers if such service providers anticipate that Blackstone will not in fact engage their services. For these reasons, such market comparisons may not result in precise market terms for comparable services. Expenses to obtain benchmarking data will be borne by the Fund, Other Clients and their respective obligors/portfolio companies and will not reduce the management fee. To the extent the Fund or Other Clients engage in a long-term or recurring contract with a Blackstone-affiliated service provider, Blackstone Credit & Insurance may not seek to benchmark or otherwise renegotiate the original fee arrangement for a significant period of time. Finally, in certain circumstances Blackstone Credit & Insurance can be expected to determine that third party benchmarking is unnecessary, including in circumstances where the price for a particular good or service is mandated by law (e.g., title insurance in rate regulated states) or because in Blackstone Credit & Insurance’s view no comparable service provider offering such good or service (or an insufficient number of comparable service providers for a reasonable comparison) exists or because Blackstone Credit & Insurance has access to adequate market data to make the determination without reference to third party benchmarking. For example, certain portfolio companies may enter into an employer health program arrangement or similar arrangements with Equity Healthcare, a Blackstone affiliate that negotiates with providers of standard administrative services and insurance carriers for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, Equity Healthcare is able to negotiate pricing terms from providers that are believed to be more favorable than the companies could obtain for themselves on an individual basis. The payments made to Blackstone in connection with Equity Healthcare, group purchasing, insurance and benefits management will not reduce the management fee payable to the Adviser.

Advisers and service providers, or their affiliates, often charge different rates, including below-market or no fee, or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work could vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies differ from those used by the Firm and its affiliates (including personnel), Blackstone Credit & Insurance and/or Blackstone or their respective affiliates (including personnel) potentially will pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, Blackstone Credit & Insurance and its affiliates have a longstanding practice of not entering into any arrangements with advisers or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. Furthermore, it is possible that certain advisers and service providers will provide services exclusively to the Firm and its affiliates, including the Fund, Other Clients and their obligors/portfolio companies, although such advisers and service providers would not be considered employees of Blackstone or Blackstone Credit & Insurance. Similarly, Blackstone, Blackstone Credit & Insurance, each of their respective affiliates, the Fund, the Other Clients and/or their obligors/portfolio companies, can enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) whereby such counterparty would charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their obligors/portfolio companies in the aggregate.

In addition, investment banks or other financial institutions, as well as certain Blackstone employees, are expected to also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Fund.

Transactions with Portfolio Companies. The Firm and obligors/portfolio companies of the Fund and Other Clients operate in multiple industries and provide products and services to or otherwise contract with the Fund and its obligors, among others. In the alternative, the Firm may form a joint venture with such a company to implement such referral arrangement. For example, such arrangements may include the establishment of a joint venture or other business arrangement between the Firm, on the one hand, and a portfolio company of the Fund, portfolio company of an Other Client or third party, on the other hand, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, ongoing account services (e.g., interacting and coordinating with banks generally and with regard to their know your client requirements), risk management services, data management services, consulting services, brokerage services, sustainability and clean energy consulting services, insurance procurement, placement, brokerage and consulting services, and other services) to obligors of the Fund (and portfolio companies of Other Clients) that are referred to the joint venture or business by the Firm. The Firm, the Fund and Other Clients and their respective obligors/portfolio companies and personnel and related parties of the foregoing can be expected to make referrals or introductions to obligors/portfolio companies of the Fund or Other Clients in an effort, in part, to increase the customer base of such companies or businesses (and therefore the value of the investment held by the Fund or Other Client, which would also benefit the Firm financially through its participation in such joint venture or business) or because such referrals or introductions will, in certain circumstances, result in financial benefits, such as cash payments, additional equity ownership, participation in revenue share and/or milestones benefitting the referring or introducing party that are tied or related to participation by the obligors/portfolio companies of the Fund and/or of Other Clients, accruing to the party making the introduction (e.g., personnel of Blackstone, including the Adviser’s investment professionals). Such joint venture or business could use data obtained from such portfolio entities (see — “Data” herein). The Fund and the common shareholders will not share in any fees, economics, equity or other benefits accruing to the Firm, Other Clients and their portfolio companies as a result of the introduction of the Fund and its obligors. Moreover, payments made to the Firm in connection with such arrangements will not reduce the management fee payable to the Adviser. There may, however, be instances in which the applicable arrangements provide that the Fund or its obligors share in some or all of any resulting financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) based on structures and allocation methodologies determined in the sole discretion of the Firm. Conversely, where the Fund or one of its obligors is the referring or introducing party, rather than receiving all of the financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) for similar types of referrals and/or introductions, such financial incentives (including, in some cases, cash payments, equity ownership, participation in revenue share) may be similarly shared with the participating Other Clients or their respective portfolio companies.

The Firm is also permitted to enter into commercial relationships with third party companies, including those in which the Fund considered making an investment (but ultimately chose not to pursue). For example, the Firm may enter into an introducer engagement with such company, pursuant to which the Firm introduces the company to unaffiliated third parties (which can include current and former portfolio companies and portfolio companies of Other Clients and/or their respective employees) in exchange for a fee from, or equity interest in, such company. This creates a conflict of interest because even though the Firm may benefit financially from this commercial relationship, the Firm will be under no obligation to reimburse the Fund for broken deal expenses incurred in connection with its consideration of the prospective investment and such arrangements will not be subject to the management fee payable to the Adviser and otherwise described herein.

Additionally, the Firm or an affiliate thereof is expected to hold equity or other investments in companies or businesses that provide services to or otherwise contract with portfolio companies. Blackstone and Blackstone Credit & Insurance have in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology, corporate services and related industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone and/or Blackstone Credit & Insurance may also make referrals and/or introductions to portfolio companies (which could result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone and/or Blackstone Credit & Insurance that are tied or related to participation by portfolio companies). Such joint venture or business could use data obtained from obligors of the Fund and/or portfolio companies of Other Clients. (See “—Data.”) These arrangements may be entered into without the consent or direct involvement of the Fund. The Fund and the common shareholders will not share in any fees or economics accruing to Blackstone and/or Blackstone Credit & Insurance as a result of these relationships and/or participation by portfolio companies.

With respect to transactions or agreements with portfolio companies (including, for the avoidance of doubt, long-term incentive plans), at times if officers unrelated to the Firm have not yet been appointed to represent a portfolio company, the Firm may negotiate and execute agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates, on the other hand, without arm’s length representation of the portfolio company, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm can be expected to use to mitigate such conflicts are to involve outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms, or establish separate groups with information barriers within the Firm to advise on each side of the negotiation.

Related Party Leasing. Subject to applicable law, the Fund and its obligors will, in certain circumstances, lease property to or from Blackstone, Other Clients and their portfolio companies and affiliates and other related parties. The leases are generally expected to, but might not always, be at market rates. Blackstone will confirm market rates by reference to other leases it is aware of in the market, which Blackstone expects to be generally indicative of the market given the scale of Blackstone’s real estate business and with regard to other decisions related to such assets and investments. Blackstone can be expected to, but might not always, nonetheless have conflicts of interest in making these determinations, and with regard to other decisions related to such assets and investments. There can be no assurance that the Fund and its obligors will lease to or from any such related parties on terms as favorable to the Fund and its obligors as would apply if the counterparties were unrelated.

Cross-Guarantees and Cross-Collateralization. While Blackstone Credit & Insurance generally seeks to use reasonable efforts to avoid cross-guarantees and other similar arrangements, a counterparty, lender or other participant in any transaction to be pursued by the Fund (other than alternative investment vehicles) and/or the Other Clients could require or prefer facing only one fund entity or group of entities, which can result in any of the Fund, such Other Clients, the portfolio companies, such Other Clients’ portfolio companies and/or other vehicles being jointly and severally liable for such applicable obligation (subject to any limitations set forth in the applicable partnership agreements or other governing documents thereof), which in each case could result in the Fund, such Other Clients, such portfolio companies, and/or vehicles entering into a back-to-back or other similar reimbursement agreement, subject to applicable law. In such situation, better financing terms could be available through a cross-collateralized arrangement, but it is not expected that any of the Fund or such Other Clients or vehicles would be compensated (or provide compensation to the other) for being primarily liable vis-à-vis such third-party counterparty. Also, it is expected that cross-collateralization will generally occur at portfolio companies rather than the Fund for obligations that are not recourse to the Fund except in limited circumstances such as “bad boy” events. Any cross-collateralization arrangements with Other Clients could result in the Fund losing its interests in otherwise performing investments due to poorly performing or non-performing investments of Other Clients in the collateral pool or such persons otherwise defaulting on their obligations under the terms of such arrangements.

Similarly, a lender could require that it face only one portfolio company of the Fund and Other Clients, even though multiple obligors of the Fund and Other Clients benefit from the lending, which will typically result in (i) the portfolio company facing the lender being solely liable with respect to the entire obligation, and therefore being required to contribute amounts in respect of the shortfall attributable to other portfolio companies, and (ii) obligors of the Fund and Other Clients being jointly and severally liable for the full amount of the obligation, liable on a cross-collateralized basis or liable for an equity cushion (which cushion amount can vary depending upon the type of financing or refinancing (e.g., cushions for refinancings could be smaller)). The obligor/portfolio companies of the Fund and Other Clients benefiting from a financing are permitted to enter into a back-to-back or other similar reimbursement agreements to ensure no obligor/portfolio company bears more than its pro rata portion of the debt and related obligations. It is not expected that the obligors/portfolio companies would be compensated (or provide compensation to other portfolio companies) for being primarily liable, or jointly liable, for other portfolio companies pro rata share of any financing.

Diverse Shareholder Group. The common shareholders are expected to be based in a wide variety of jurisdictions and take a wide variety of forms. The common shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Adviser and Blackstone Credit & Insurance that may participate in the same investments as the Fund, and investor personnel may have incentives or conflicts with respect to their investments in the Fund or Other Clients, including matters Blackstone Credit & Insurance is not aware of, such as interests in Blackstone. The conflicting interests of individual common shareholders with respect to other common shareholders and relative to investors in other investment vehicles would generally relate to or arise from, among other things, the nature of investments made by the Fund and such other partnerships, the structuring or the acquisition of investments, financing, tax profile and timing of disposition of investments. As a consequence, conflicts of interest will, in certain circumstances, arise in connection with the decisions made by the Adviser or Blackstone Credit & Insurance, including with respect to the nature or structuring of investments that can be expected to be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In addition, the Fund can be expected to make investments that will, in certain circumstances, have a negative impact on related investments made by the common shareholders in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser or Blackstone Credit & Insurance will consider the investment and tax objectives of the Fund and the common shareholders (and those of investors in other investment vehicles managed or advised by the Adviser or Blackstone Credit & Insurance) as a whole, not the investment, tax or other objectives of any common shareholder individually.

In addition, certain common shareholders also could be investors in Other Clients, including supplemental capital vehicles and co-investment vehicles that may invest alongside the Fund in one or more investments, consistent with applicable law and/or any applicable SEC-granted order. Common shareholders also may include affiliates of the Firm, such as Other Clients, affiliates of obligors/portfolio companies of the Fund or Other Clients, charities, foundations or other entities or programs associated with Firm personnel and/or current or former Firm employees, the Firm’s senior advisors and/or operating partners and any affiliates, funds or persons can be expected to also invest in the Fund through the vehicles established in connection with the Firm’s side-by-side co-investment rights, subject to applicable law, in each case, without being subject to management fees, and common shareholders will not be afforded the benefits of such arrangements. Some of the foregoing Firm related parties are sponsors of feeder vehicles that could invest in the Fund as common shareholders. The Firm related sponsors of feeder vehicles generally charge their investors additional fees, including performance based fees, which could provide the Firm current income and increase the value of its ownership position in them. The Firm will therefore have incentives to refer potential investors to these feeder vehicles. All of these Firm related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, the Firm may have the ability to influence, directly or indirectly, these Firm related shareholders.

It is also possible that the Fund or its obligors will, in certain circumstances, be a counterparty (such counterparties dealt with on an arm’s-length basis) or participant in agreements, transactions or other arrangements with a common shareholder or an affiliate of a common shareholder (which may occur in connection with such common shareholder or its affiliates making an investment in the Fund or Other Clients), including with respect to one or more investments (or types of investments). Such transactions may include agreements to pay performance fees to operating partners, a management team and other related persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns. Such common shareholders described in the previous sentences can be expected to therefore have different information about the Firm and the Fund than common shareholders not similarly positioned. In addition, conflicts of interest will, in certain circumstances, arise in dealing with any such common shareholders, and the Adviser and its affiliates may be motivated to enter into agreements, transactions or arrangements with common shareholders or their affiliates in order to secure capital commitments from investors in Other Clients and may otherwise be motivated by factors other than the interests of the Fund. Similar information disparity may occur as a result of common shareholders monitoring their investments in vehicles such as the Fund differently. For example, certain common shareholders can be expected to periodically request from the Adviser information regarding the Fund, its investments and/or obligors that is not otherwise set forth in (or has yet to be set forth) in the reporting and other information required to be delivered to all common shareholders. In such circumstances, the Adviser is permitted to provide such information to such common shareholders, subject to applicable law and regulations. Unless required by applicable law, the Adviser will not be obligated to affirmatively provide such information to all common shareholders (although the Adviser will generally provide the same information upon request and treat common shareholders equally in that regard). As a result, certain common shareholders may have more information about the Fund than other common shareholders, and, unless required by applicable law, the Adviser will have no duty to ensure all common shareholders seek, obtain or process the same information regarding the Fund, its investments and/or obligors. Therefore, certain common shareholders can be expected to be able to take actions on the basis of such information which, in the absence of such information, other common shareholders do not take. Furthermore, at certain times the Firm will, in certain circumstances, be restricted from disclosing to the common shareholders material non-public information regarding any assets in which the Fund invests, particularly those investments in which an Other Client or portfolio company that is publicly registered co-invests with the Fund. In addition, investment banks or other financial institutions, as well as Firm personnel, can be expected to also be common shareholders. These institutions and personnel are a potential source of information and ideas that could benefit the Fund, and can be expected to receive information about the Fund and its obligors in their capacity as a service provider or vendor to the Fund and its obligors. Further, common shareholders with different domiciles or tax categorizations could receive different investment returns or amounts of tax basis and/or pay different levels of expenses.

Possible Future Activities. The Firm and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who might hold or might have held investments similar to those intended to be made by the Fund. These clients could themselves represent appropriate investment opportunities for the Fund or could compete with the Fund for investment opportunities.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the common shareholders.

The 1940 Act could limit the Fund’s ability to undertake certain transactions with or alongside its affiliates that are registered under the 1940 Act. As a result of these restrictions, the Fund could be prohibited from executing “joint” transactions with the Fund’s 1940 Act registered affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations could limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund has received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Shareholders’ Outside Activities. A common shareholder shall be entitled to and can be expected to have business interests and engage in activities in addition to those relating to the Fund, including business interests and activities in direct competition with the Fund and its obligors, and may engage in transactions with, and provide services to, the Fund or its obligors (which may include providing leverage or other financing to the Fund or its obligors as determined by the Adviser in its sole discretion). None of the Fund, any common shareholder or any other person shall have any rights by virtue of the Fund’s operative documents in any business ventures of any common shareholder. The common shareholders, and in certain cases the Adviser, will have conflicting loyalties in these situations.

Insurance. The Fund will purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Fund and the Board against liability in connection with the activities of the Fund. This includes a portion of any premiums, fees, costs and expenses for one or more “umbrella,” group or other insurance policies maintained by the Firm that cover the Fund and one or more of the Other Clients, the Adviser, Blackstone Credit & Insurance and/or Blackstone (including their respective directors, officers, employees, agents, representatives, independent client representative (if any), portfolio entities and other indemnified parties). The Adviser will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella,” group or other insurance policies among the Fund, one or more Other Clients, the Adviser, Blackstone Credit & Insurance and/or Blackstone on a fair and reasonable basis, subject to approval by the Board.

Technological and Scientific Innovations. Recent technological and scientific innovations have disrupted numerous established industries and those with incumbent power in them. As technological and scientific innovation continues to advance rapidly, it could impact one or more of the Fund’s strategies. Moreover, given the pace of innovation in recent years, the impact on a particular Investment might not have been foreseeable at the time the Fund made such investment and could adversely impact the Fund and/or its obligors/portfolio companies. Furthermore, Blackstone Credit & Insurance could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

Additional Potential Conflicts of Interest. The officers, directors, members, managers, employees and personnel of the Adviser can be expected to trade in securities for their own accounts, subject to restrictions and reporting requirements as required by law or the Firm’s policies, or otherwise determined by the Adviser. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund. Such personal securities transactions and investments will, in certain circumstances, result in conflicts of interest, including to the extent they relate to (i) a company in which the Fund holds or acquires an investment (either directly through a privately negotiated investment or indirectly through the purchase of securities or other traded instruments related thereto) and (ii) entities that have interests which are adverse to those of the Fund or pursue similar investment opportunities as the Fund. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and personnel of the Adviser can be expected to take into account certain considerations and other factors in connection with the management of the business and affairs of the Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company. The directors of Blackstone have fiduciary duties to shareholders of the public company that have the potential to conflict with their duties to the Fund. Finally, although the Firm believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.

(a)(3) Portfolio Manager Compensation as of December 31, 2024.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2024.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers(1)
Robert Post	None
Daniel McMullen	None
Meghan Fornshell	None

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 16.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The registrant did not engage in securities lending activities during its most recent fiscal year.

(b)	The registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the registrant during its most recent fiscal year.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 19.A.1.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c)	The Proxy Voting Policies and Procedures are attached hereto as Exhibit 99.12.

(d)	The Consent of Independent Registered Accounting Firm is attached hereto as Exhibit 99.19D.

(e)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Senior Floating Rate 2027 Term Fund

By:	/s/ Daniel Leiter
Daniel Leiter (Principal Executive Officer)
Chief Executive Officer and President

Date:	March 7, 2025

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Senior Floating Rate 2027 Term Fund

By:	/s/ Daniel Leiter
Daniel Leiter (Principal Executive Officer)
Chief Executive Officer and President

Date:	March 7, 2025

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 7, 2025